UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Christina H. Lee, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2021

Item 1.

Reports to Stockholders

Strategic Advisers® Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Short Duration Fund	1.86%	2.04%	1.54%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the FTSE 6-Month U.S. Treasury Bill Index performed over the same period.

Period Ending Values
$11,558	Strategic Advisers® Short Duration Fund
$10,695	FTSE 6-Month U.S. Treasury Bill Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending May 31, 2021, hampered by rising long-term market rates amid faster economic expansion in a risk-on market environment. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.40% for the period. Aggressive intervention by the U.S. Federal Reserve boosted market liquidity and led to a broad rally for fixed-income assets from the start of the period through July 2020. Long-term yields reached a historic low in August 2020, and spreads widened modestly amid healthy issuance of new corporate bonds. Spreads then narrowed and yields rose through the early spring, before each moderated slightly beginning in April through the end of May. In February 2021, yields rose the most because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery but led to rising inflation expectations, which persisted through period end. Within the Bloomberg Barclays index, corporate bonds advanced 3.64% for the 12 months, significantly topping the -3.75% return of U.S. Treasuries. Securitized sectors, meanwhile, roughly broke even. Outside the index, U.S. corporate high-yield bonds added 14.96% and Treasury Inflation-Protected Securities (TIPS) rose 7.05%.

Comments from Lead Portfolio Manager Jonathan Duggan:  For the fiscal year ending May 31, 2021, the Fund gained 1.86%, outpacing the 0.22% increase in the benchmark FTSE® 6-Month U.S. Treasury Bill Index. Within the Fund, after increasing credit risk following the market turmoil of March 2020, I reduced risk late in 2020 and into early 2021. I did this by adjusting underlying manager allocations. Versus the benchmark, PIMCO Short-Term Fund (+2.6%), along with sub-advisers T. Rowe Price (+3.6%) and FIAM® (+1.4%), added the most value. All three benefited from strong security selection among investment-grade corporate bonds. They also had underweighted exposure to short-term U.S. Treasuries, which trailed the benchmark. In the case of T. Rowe Price, modifying its portfolio duration also helped this manager's performance. More specifically, it shifted from having a duration that was longer than the broader Fund's benchmark during the fourth quarter of 2020, to shorter-than-benchmark positioning in early 2021. Additionally, holdings of asset-backed securities (ABS) and commercial mortgage-backed securities aided this manager’s performance. The majority of FIAM’s portfolio was invested in higher-quality, floating-rate corporate bonds, many of which were issued by financial institutions. It also had a substantial allocation to ABS. The higher yields offered by this combination of holdings helped this strategy outperform. BlackRock Low Duration Fund (+3.5%) was another key contributor, benefiting from corporate bonds in groups that rallied amid positive sentiment about the economy reopening, such as energy and travel & leisure. I’m pleased to report that there were no notable detractors during the period. We organize the Fund's investments into three categories: money market/low volatility; low duration (averaging less than one year); and short-term (an average duration of one to two years). Given the extended valuation of investment-grade credit, we reduced credit risk in the portfolio during the second half of the period by cutting exposure to short-term managers. As of May 31, roughly three-quarters of the portfolio was allocated to money market and low-duration strategies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

(excluding cash equivalents)	% of fund's net assets
PIMCO Short-Term Fund Institutional Class	13.6
Baird Ultra Short Bond Fund Institutional Class	6.3
PIMCO Enhanced Short Maturity Active ETF	5.2
Fidelity SAI Short-Term Bond Fund	4.6
BlackRock Low Duration Bond Portfolio Investor A Shares	4.5
T. Rowe Price Ultra Short-Term Bond Fund	3.7
iShares Short Maturity Bond ETF	3.4
Metropolitan West Low Duration Bond Fund - Class M	3.4
JPMorgan Ultra-Short Income ETF	3.3
Baird Short-Term Bond Fund - Institutional Class	2.8

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Corporate Bonds	22.9%
U.S. Government and U.S. Government Agency Obligations	3.0%
Asset-Backed Securities	6.8%
CMOs and Other Mortgage Related Securities	2.2%
Municipal Securities	0.1%
Other Investments	0.2%
Short-Term Funds	56.1%
Short-Term Investments and Net Other Assets (Liabilities)	8.7%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 22.9%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.5%
AT&T, Inc. 0.9% 3/25/24	$2,145,000	$2,150,852
NBN Co. Ltd. 1.45% 5/5/26 (a)	1,765,000	1,762,784
NTT Finance Corp.:
0.373% 3/3/23 (a)	5,265,000	5,269,475
0.583% 3/1/24 (a)	2,184,000	2,187,178
SBA Tower Trust 3.448% 3/15/48 (a)	880,000	926,468
Verizon Communications, Inc.:
3 month U.S. LIBOR + 1.000% 1.1895% 3/16/22 (b)(c)	15,233,000	15,346,491
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.500% 0.51% 3/22/24 (b)(c)	2,563,000	2,581,018
0.75% 3/22/24	715,000	720,925
0.85% 11/20/25	710,000	703,015
1.45% 3/20/26	1,155,000	1,166,256
		32,814,462
Entertainment - 0.1%
The Walt Disney Co. 3% 9/15/22	4,273,000	4,426,317
Interactive Media & Services - 0.0%
Baidu.com, Inc. 3.5% 11/28/22	780,000	810,615
Media - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22	3,670,000	3,813,966
4.908% 7/23/25	2,145,000	2,439,174
Comcast Corp. 3.1% 4/1/25	355,000	384,910
COX Communications, Inc.:
2.95% 6/30/23 (a)	690,000	723,074
3.15% 8/15/24 (a)	1,600,000	1,717,396
Fox Corp. 3.666% 1/25/22	260,000	265,733
RELX Capital, Inc. 3.5% 3/16/23	575,000	604,648
TWDC Enterprises 18 Corp. 3 month U.S. LIBOR + 0.390% 0.5734% 3/4/22 (b)(c)	5,000,000	5,012,494
WPP Finance 2010 3.625% 9/7/22	310,000	322,163
		15,283,558
Wireless Telecommunication Services - 0.2%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849% 4/15/23	2,615,000	2,778,186
Rogers Communications, Inc. 3 month U.S. LIBOR + 0.600% 0.7866% 3/22/22 (b)(c)	5,520,000	5,537,957
T-Mobile U.S.A., Inc. 3.5% 4/15/25	1,005,000	1,090,681
		9,406,824

TOTAL COMMUNICATION SERVICES		62,741,776

CONSUMER DISCRETIONARY - 1.3%
Automobiles - 1.0%
American Honda Finance Corp.:
3 month U.S. LIBOR + 0.150% 0.3001% 2/22/23 (b)(c)	3,342,000	3,343,692
3 month U.S. LIBOR + 0.290% 0.4725% 12/10/21 (b)(c)	5,000,000	5,007,036
0.4% 10/21/22	2,775,000	2,779,645
BMW U.S. Capital LLC:
3 month U.S. LIBOR + 0.500% 0.6603% 8/13/21 (a)(b)(c)	830,000	830,858
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.530% 0.54% 4/1/24 (a)(b)(c)	5,925,000	5,965,586
Daimler Finance North America LLC:
3 month U.S. LIBOR + 0.840% 1.0156% 5/4/23 (a)(b)(c)	3,240,000	3,275,515
3 month U.S. LIBOR + 0.900% 1.0559% 2/15/22 (a)(b)(c)	5,000,000	5,025,546
1.75% 3/10/23 (a)	1,800,000	1,841,152
General Motors Co.:
4.875% 10/2/23	730,000	798,321
5.4% 10/2/23	1,130,000	1,249,871
General Motors Financial Co., Inc.:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.760% 0.77% 3/8/24 (b)(c)	4,061,000	4,090,686
U.S. Secured Overnight Finl Rate (SOFR) Indx + 1.200% 1.21% 11/17/23 (b)(c)	5,000,000	5,093,450
2.9% 2/26/25	1,880,000	1,988,364
3.2% 7/6/21	510,000	510,161
4.2% 11/6/21	370,000	376,129
Harley-Davidson Financial Services, Inc.:
2.55% 6/9/22 (a)	375,000	380,977
4.05% 2/4/22 (a)	1,210,000	1,239,566
Nissan Motor Acceptance Corp.:
2.6% 9/28/22 (a)	1,365,000	1,396,560
2.65% 7/13/22 (a)	200,000	203,715
3.65% 9/21/21 (a)	580,000	585,293
Nissan Motor Co. Ltd. 3.043% 9/15/23 (a)	985,000	1,030,695
Volkswagen Group of America Finance LLC:
0.75% 11/23/22 (a)	10,620,000	10,671,084
0.875% 11/22/23 (a)	590,000	592,934
2.5% 9/24/21 (a)	280,000	281,980
2.7% 9/26/22 (a)	650,000	669,335
2.9% 5/13/22 (a)	2,663,000	2,726,778
3.125% 5/12/23 (a)	355,000	373,476
		62,328,405
Hotels, Restaurants & Leisure - 0.1%
Expedia, Inc. 3.6% 12/15/23 (a)	1,270,000	1,357,107
Marriott International, Inc.:
2.3% 1/15/22	90,000	90,834
3.125% 2/15/23	290,000	298,981
3.6% 4/15/24	700,000	747,915
Starbucks Corp. 2.7% 6/15/22	435,000	444,197
		2,939,034
Household Durables - 0.0%
Panasonic Corp. 2.536% 7/19/22 (a)	785,000	801,578
Internet & Direct Marketing Retail - 0.0%
QVC, Inc. 4.375% 3/15/23	1,170,000	1,227,962
Leisure Products - 0.0%
Hasbro, Inc.:
2.6% 11/19/22	885,000	911,660
3% 11/19/24	1,190,000	1,269,885
		2,181,545
Multiline Retail - 0.0%
Nordstrom, Inc. 2.3% 4/8/24 (a)	150,000	150,541
Specialty Retail - 0.1%
AutoZone, Inc. 3.625% 4/15/25	485,000	531,071
O'Reilly Automotive, Inc. 3.8% 9/1/22	385,000	398,015
Ross Stores, Inc.:
0.875% 4/15/26	450,000	441,232
4.6% 4/15/25	2,310,000	2,614,728
TJX Companies, Inc. 3.5% 4/15/25	770,000	843,012
		4,828,058
Textiles, Apparel & Luxury Goods - 0.1%
Ralph Lauren Corp. 1.7% 6/15/22	225,000	228,414
VF Corp. 2.05% 4/23/22	6,772,000	6,878,323
		7,106,737

TOTAL CONSUMER DISCRETIONARY		81,563,860

CONSUMER STAPLES - 0.6%
Beverages - 0.1%
Coca-Cola European Partners PLC 0.8% 5/3/24 (a)	2,005,000	2,006,412
Diageo Capital PLC 1.375% 9/29/25	680,000	692,622
Molson Coors Beverage Co. 3.5% 5/1/22	3,209,000	3,302,545
		6,001,579
Food & Staples Retailing - 0.1%
7-Eleven, Inc.:
3 month U.S. LIBOR + 0.450% 0.612% 8/10/22 (a)(b)(c)	300,000	300,255
0.625% 2/10/23 (a)	1,072,000	1,073,240
0.8% 2/10/24 (a)	1,448,000	1,446,659
Prosperous Ray Ltd. 4.625% 11/12/23 (Reg. S)	1,200,000	1,293,975
		4,114,129
Food Products - 0.2%
Archer Daniels Midland Co. 2.75% 3/27/25	285,000	304,892
Bunge Ltd. Finance Corp.:
3% 9/25/22	3,375,000	3,476,569
4.35% 3/15/24	130,000	142,246
Cargill, Inc. 1.375% 7/23/23 (a)	630,000	643,127
China Mengniu Dairy Co. Ltd. 1.875% 6/17/25 (Reg. S)	2,004,000	1,994,962
Mondelez International, Inc. 0.625% 7/1/22	6,350,000	6,374,645
		12,936,441
Tobacco - 0.2%
BAT International Finance PLC 1.668% 3/25/26	885,000	883,158
Imperial Tobacco Finance PLC:
3.125% 7/26/24 (a)	235,000	247,903
3.5% 2/11/23 (a)	1,755,000	1,819,369
3.75% 7/21/22 (a)	3,390,000	3,487,838
Philip Morris International, Inc. 1.125% 5/1/23	9,481,000	9,639,364
		16,077,632

TOTAL CONSUMER STAPLES		39,129,781

ENERGY - 1.2%
Energy Equipment & Services - 0.0%
Schlumberger Finance Canada Ltd. 1.4% 9/17/25	290,000	295,453
Schlumberger Holdings Corp.:
3.75% 5/1/24 (a)	1,515,000	1,636,608
4% 12/21/25 (a)	375,000	418,309
		2,350,370
Oil, Gas & Consumable Fuels - 1.2%
Aker BP ASA:
3% 1/15/25 (a)	995,000	1,038,608
4.75% 6/15/24 (a)	980,000	1,004,022
Canadian Natural Resources Ltd. 2.05% 7/15/25	1,430,000	1,467,023
Cenovus Energy, Inc.:
3% 8/15/22	1,725,000	1,763,159
3.8% 9/15/23	505,000	533,396
Cheniere Corpus Christi Holdings LLC:
5.875% 3/31/25	1,470,000	1,688,905
7% 6/30/24	1,625,000	1,867,371
Chevron Corp.:
3 month U.S. LIBOR + 0.480% 0.6643% 3/3/22 (b)(c)	4,700,000	4,715,195
1.141% 5/11/23	4,174,000	4,243,859
Diamondback Energy, Inc.:
2.875% 12/1/24	2,720,000	2,892,408
4.75% 5/31/25	1,080,000	1,222,691
Enbridge, Inc.:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.400% 0.41% 2/17/23 (b)(c)	1,892,000	1,894,325
2.5% 1/15/25	985,000	1,034,117
4% 10/1/23	1,605,000	1,716,937
Energy Transfer LP:
2.9% 5/15/25	255,000	268,571
3.45% 1/15/23	110,000	113,931
4.2% 9/15/23	280,000	300,057
4.25% 3/15/23	1,425,000	1,500,311
4.25% 4/1/24	70,000	75,829
4.9% 2/1/24	245,000	267,628
5.875% 1/15/24	2,375,000	2,642,323
Eni SpA 4% 9/12/23 (a)	1,325,000	1,421,018
Enterprise Products Operating LP 3.5% 2/1/22	1,050,000	1,072,949
EOG Resources, Inc. 2.625% 3/15/23	291,000	301,229
EQT Corp. 3% 10/1/22	2,275,000	2,324,595
Gray Oak Pipeline LLC:
2% 9/15/23 (a)	205,000	209,255
2.6% 10/15/25 (a)	385,000	396,685
Kinder Morgan Energy Partners LP 3.95% 9/1/22	135,000	139,859
MPLX LP 3 month U.S. LIBOR + 1.100% 1.2854% 9/9/22 (b)(c)	1,683,000	1,684,027
Occidental Petroleum Corp. 2.6% 8/13/21	990,000	992,475
Phillips 66 Co. 3 month U.S. LIBOR + 0.620% 0.7759% 2/15/24 (b)(c)	10,000,000	10,015,210
Pioneer Natural Resources Co.:
0.55% 5/15/23	3,792,000	3,804,438
0.75% 1/15/24	610,000	610,704
Plains All American Pipeline LP/PAA Finance Corp. 2.85% 1/31/23	1,275,000	1,310,401
Reliance Industries Ltd. 5.4% 2/14/22 (Reg. S)	1,700,000	1,753,839
Sabine Pass Liquefaction LLC:
5.625% 4/15/23 (b)	1,345,000	1,451,050
6.25% 3/15/22	2,495,000	2,570,794
Saudi Arabian Oil Co. 2.75% 4/16/22 (a)	1,815,000	1,848,804
Suncor Energy, Inc. 2.8% 5/15/23	975,000	1,016,913
The Williams Companies, Inc.:
3.35% 8/15/22	200,000	205,666
3.7% 1/15/23	2,205,000	2,297,641
4.3% 3/4/24	305,000	333,532
Valero Energy Corp.:
1.2% 3/15/24	715,000	723,129
2.7% 4/15/23	1,430,000	1,487,324
3.65% 3/15/25	245,000	266,570
Western Gas Partners LP 4% 7/1/22	1,800,000	1,842,660
		72,331,433

TOTAL ENERGY		74,681,803

FINANCIALS - 13.2%
Banks - 7.2%
Abbey National PLC 2.1% 1/13/23	990,000	1,018,251
ABN AMRO Bank NV 3 month U.S. LIBOR + 0.570% 0.7085% 8/27/21 (a)(b)(c)	10,813,000	10,826,327
Banco Bilbao Vizcaya Argentaria SA 0.875% 9/18/23	1,800,000	1,814,289
Banco del Estado de Chile 2.704% 1/9/25 (a)	665,000	691,517
Banco Santander Mexico SA 4.125% 11/9/22 (Reg. S)	1,750,000	1,824,156
Bank Ireland Group PLC 4.5% 11/25/23 (a)	2,455,000	2,659,346
Bank of America Corp.:
3 month U.S. LIBOR + 0.650% 0.8506% 6/25/22 (b)(c)	10,000,000	10,004,550
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.690% 0.7% 4/22/25 (b)(c)	10,000,000	10,083,836
0.81% 10/24/24 (b)	755,000	759,265
0.976% 4/22/25 (b)	1,050,000	1,056,311
3.124% 1/20/23 (b)	20,000,000	20,360,614
Bank of Montreal:
3 month U.S. LIBOR + 0.400% 0.5825% 9/10/21 (b)(c)	5,000,000	5,005,661
3 month U.S. LIBOR + 0.570% 0.7651% 3/26/22 (b)(c)	5,000,000	5,022,461
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.270% 0.28% 4/14/23 (b)(c)	8,000,000	8,003,040
Bank of Nova Scotia U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.440% 0.455% 4/15/24 (b)(c)	10,000,000	10,022,409
Banque Federative du Credit Mutuel SA:
0.65% 2/27/24 (a)	860,000	861,557
1.96% 7/21/21 (a)	5,000,000	5,012,106
2.125% 11/21/22 (a)	1,415,000	1,451,720
Barclays Bank PLC 1.7% 5/12/22	650,000	658,487
Barclays PLC:
4.338% 5/16/24 (b)	660,000	706,325
4.61% 2/15/23 (b)	15,000,000	15,440,029
BNP Paribas SA:
3 month U.S. LIBOR + 0.390% 0.5599% 8/7/21 (a)(b)(c)	5,000,000	5,003,869
3.5% 3/1/23 (a)	10,000,000	10,530,550
BPCE SA:
3 month U.S. LIBOR + 0.300% 0.4858% 1/14/22 (a)(b)(c)	5,000,000	5,006,477
3 month U.S. LIBOR + 1.220% 1.3701% 5/22/22 (a)(b)(c)	1,605,000	1,620,920
5.7% 10/22/23 (a)	1,960,000	2,182,264
Canadian Imperial Bank of Commerce 0.95% 6/23/23	7,200,000	7,279,886
Capital One Bank NA 2.014% 1/27/23 (b)	7,000,000	7,073,854
Citigroup, Inc.:
3 month U.S. LIBOR + 1.190% 1.3656% 8/2/21 (b)(c)	9,500,000	9,519,110
0.981% 5/1/25 (b)	880,000	885,397
2.312% 11/4/22 (b)	16,290,000	16,431,836
2.9% 12/8/21	1,495,000	1,512,580
Credit Agricole SA 3 month U.S. LIBOR + 1.020% 1.1958% 4/24/23 (a)(b)(c)	675,000	685,496
Credit Suisse Group Funding Guernsey Ltd. 3.8% 9/15/22	5,000,000	5,215,189
Danske Bank A/S:
1.226% 6/22/24 (a)	1,610,000	1,629,925
3.001% 9/20/22 (a)(b)	1,475,000	1,485,360
5% 1/12/22 (a)	1,050,000	1,078,428
Federation des caisses Desjardin U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.430% 0.44% 5/21/24 (a)(b)(c)	5,316,000	5,325,516
Fifth Third Bancorp 1.625% 5/5/23	10,625,000	10,860,769
First Niagara Financial Group, Inc. 7.25% 12/15/21	515,000	533,414
HSBC Holdings PLC:
0.976% 5/24/25 (b)	245,000	246,032
1.645% 4/18/26 (b)	850,000	863,881
2.099% 6/4/26 (b)	1,840,000	1,892,555
3.262% 3/13/23 (b)	15,300,000	15,652,110
3.803% 3/11/25 (b)	425,000	459,699
ING Groep NV 3 month U.S. LIBOR + 1.150% 1.343% 3/29/22 (b)(c)	735,000	741,097
Intesa Sanpaolo SpA 3.125% 7/14/22 (a)	4,500,000	4,627,366
JPMorgan Chase & Co.:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.530% 0% 6/1/25 (b)(c)	10,000,000	10,010,564
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.580% 0.59% 3/16/24 (b)(c)	5,000,000	5,036,450
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.880% 0.895% 4/22/27 (b)(c)	380,000	383,051
0.824% 6/1/25 (b)	965,000	966,290
2.083% 4/22/26 (b)	1,870,000	1,942,675
2.776% 4/25/23 (b)	5,200,000	5,316,019
3.514% 6/18/22 (b)	5,000,000	5,007,509
KeyBank NA:
3 month U.S. LIBOR + 0.660% 0.8356% 2/1/22 (b)(c)	8,128,000	8,162,766
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.340% 0.35% 1/3/24 (b)(c)	6,000,000	6,002,956
Lloyds Banking Group PLC:
0.695% 5/11/24 (b)	2,698,000	2,706,689
1.326% 6/15/23 (b)	1,803,000	1,819,904
3% 1/11/22	5,000,000	5,084,796
4.5% 11/4/24	480,000	534,602
Mitsubishi UFJ Financial Group, Inc.:
3 month U.S. LIBOR + 0.650% 0.8258% 7/26/21 (b)(c)	6,519,000	6,525,304
3 month U.S. LIBOR + 0.700% 0.8755% 3/7/22 (b)(c)	10,000,000	10,045,800
3 month U.S. LIBOR + 0.740% 0.9284% 3/2/23 (b)(c)	1,623,000	1,635,971
3 month U.S. LIBOR + 0.920% 1.0701% 2/22/22 (b)(c)	840,000	844,914
3.218% 3/7/22	1,090,000	1,114,935
Mizuho Financial Group Cayman 2 Ltd. 4.2% 7/18/22 (Reg. S)	1,625,000	1,687,904
Mizuho Financial Group, Inc.:
3 month U.S. LIBOR + 0.940% 1.075% 2/28/22 (b)(c)	5,000,000	5,031,361
3 month U.S. LIBOR + 1.140% 1.3239% 9/13/21 (b)(c)	17,000,000	17,053,775
National Bank of Canada 0.9% 8/15/23 (b)	7,000,000	7,046,512
NatWest Markets PLC:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.530% 0.54% 8/12/24 (a)(b)(c)	5,905,000	5,923,306
0.8% 8/12/24 (a)	370,000	370,480
2.375% 5/21/23 (a)	1,525,000	1,583,304
PNC Bank NA:
1.743% 2/24/23 (b)	4,078,000	4,122,104
2.028% 12/9/22 (b)	7,000,000	7,062,945
QNB Finance Ltd.:
2.625% 5/12/25 (Reg. S)	500,000	520,625
3.5% 3/28/24 (Reg. S)	1,000,000	1,068,313
Rabobank Nederland 3.95% 11/9/22	1,630,000	1,711,843
Rabobank Nederland New York Branch 3 month U.S. LIBOR + 0.830% 1.0178% 1/10/22 (b)(c)	5,000,000	5,025,081
Royal Bank of Canada U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.450% 0.46% 10/26/23 (b)(c)	15,000,000	15,076,506
Royal Bank of Scotland Group PLC 3.875% 9/12/23	1,085,000	1,164,878
Santander Holdings U.S.A., Inc. 4.45% 12/3/21	7,000,000	7,121,367
Societe Generale 2.625% 10/16/24 (a)	365,000	383,688
Standard Chartered PLC:
3 month U.S. LIBOR + 1.150% 1.3383% 1/20/23 (a)(b)(c)	910,000	915,071
3 month U.S. LIBOR + 1.200% 1.3825% 9/10/22 (a)(b)(c)	4,500,000	4,512,604
0.991% 1/12/25 (a)(b)	375,000	374,685
1.214% 3/23/25 (a)(b)	200,000	201,453
1.319% 10/14/23 (a)(b)	200,000	201,638
2.744% 9/10/22 (a)(b)	1,495,000	1,504,453
3.885% 3/15/24 (a)(b)	365,000	384,720
3.95% 1/11/23 (a)	405,000	424,095
Sumitomo Mitsui Financial Group, Inc. 3 month U.S. LIBOR + 1.140% 1.3298% 10/19/21 (b)(c)	6,500,000	6,527,264
Swedbank AB:
0.6% 9/25/23 (a)	500,000	500,675
1.3% 6/2/23 (a)	1,150,000	1,168,894
Synchrony Bank 3% 6/15/22	10,395,000	10,657,026
Synovus Bank 2.289% 2/10/23 (b)	1,237,000	1,247,715
The Toronto-Dominion Bank:
3 month U.S. LIBOR + 0.530% 0.7205% 12/1/22 (b)(c)	5,000,000	5,036,692
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.480% 0.49% 1/27/23 (b)(c)	5,000,000	5,024,884
0.25% 1/6/23	4,000,000	3,999,765
0.55% 3/4/24	1,790,000	1,794,943
U.S. Bancorp 3% 3/15/22	1,530,000	1,561,468
Wells Fargo & Co.:
1.654% 6/2/24 (b)	5,935,000	6,083,367
2.188% 4/30/26 (b)	840,000	875,862
3.5% 3/8/22	123,000	126,120
Wells Fargo Bank NA 2.082% 9/9/22 (b)	1,105,000	1,110,648
Zions Bancorp NA 3.5% 8/27/21	5,000,000	5,037,603
		445,992,669
Capital Markets - 2.8%
Charles Schwab Corp. 0.75% 3/18/24	1,205,000	1,214,123
Credit Suisse AG:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.450% 0.46% 2/4/22 (b)(c)	5,310,000	5,317,222
0.495% 2/2/24	810,000	808,145
1% 5/5/23	6,590,000	6,664,978
2.1% 11/12/21	8,156,000	8,225,126
2.8% 4/8/22	2,340,000	2,392,096
Credit Suisse Group AG:
2.997% 12/14/23 (a)(b)	250,000	258,754
3.574% 1/9/23 (a)	650,000	661,657
Deutsche Bank AG New York Branch:
3.3% 11/16/22	7,072,000	7,344,681
4.25% 10/14/21	7,005,000	7,103,720
5% 2/14/22	10,000,000	10,315,685
E*TRADE Financial Corp. 2.95% 8/24/22	2,362,000	2,432,728
Goldman Sachs Group, Inc.:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.540% 0.55% 11/17/23 (b)(c)	10,000,000	9,998,824
0.523% 3/8/23	3,300,000	3,305,237
0.673% 3/8/24 (b)	1,180,000	1,183,360
2.876% 10/31/22 (b)	520,000	525,424
2.905% 7/24/23 (b)	10,000,000	10,282,317
3.5% 4/1/25	1,005,000	1,095,718
5.75% 1/24/22	1,800,000	1,864,248
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1138% 7/22/22 (b)(c)	4,040,000	4,044,962
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.700% 0.71% 1/20/23 (b)(c)	5,000,000	5,011,950
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.830% 0.8401% 6/10/22 (b)(c)	5,000,000	5,000,766
0.529% 1/25/24 (b)	3,994,000	4,002,573
0.56% 11/10/23 (b)	6,170,000	6,183,455
0.731% 4/5/24 (b)	985,000	988,660
2.625% 11/17/21	15,989,000	16,166,689
2.75% 5/19/22	1,095,000	1,121,929
4.1% 5/22/23	275,000	294,221
4.875% 11/1/22	660,000	700,861
5.5% 7/28/21	10,000,000	10,081,651
NASDAQ, Inc. 0.445% 12/21/22	2,417,000	2,417,901
State Street Corp. 2.825% 3/30/23 (b)	603,000	615,928
TD Ameritrade Holding Corp. 3 month U.S. LIBOR + 0.430% 0.6056% 11/1/21 (b)(c)	7,500,000	7,511,625
UBS AG London Branch:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.360% 0.37% 2/9/24 (a)(b)(c)	10,000,000	10,015,200
1.75% 4/21/22 (a)	7,000,000	7,088,371
UBS Group AG:
3 month U.S. LIBOR + 1.220% 1.3701% 5/23/23 (a)(b)(c)	880,000	889,013
1.008% 7/30/24 (a)(b)	7,118,000	7,181,179
3.491% 5/23/23 (a)	5,000,000	5,150,470
		175,461,447
Consumer Finance - 1.1%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
3.95% 2/1/22	1,070,000	1,090,566
4.125% 7/3/23	1,025,000	1,086,718
4.45% 12/16/21	1,395,000	1,420,045
4.5% 9/15/23	1,095,000	1,176,366
4.875% 1/16/24	490,000	534,626
American Express Co.:
3 month U.S. LIBOR + 0.600% 0.7764% 11/5/21 (b)(c)	6,750,000	6,763,838
2.65% 12/2/22	9,500,000	9,845,217
2.75% 5/20/22	5,000,000	5,112,901
Capital One Financial Corp.:
3.2% 1/30/23	8,016,000	8,376,753
3.5% 6/15/23	555,000	589,504
3.9% 1/29/24	505,000	547,257
Ford Motor Credit Co. LLC:
3.813% 10/12/21	495,000	500,111
5.875% 8/2/21	290,000	291,450
Hyundai Capital America:
0.8% 1/8/24 (a)	660,000	658,668
2.375% 2/10/23 (a)	1,925,000	1,978,474
2.45% 6/15/21 (a)	755,000	755,604
2.85% 11/1/22 (a)	511,000	526,846
3% 6/20/22 (a)	1,060,000	1,086,077
3.95% 2/1/22 (a)	1,315,000	1,344,746
John Deere Capital Corp. 3 month U.S. LIBOR + 0.260% 0.4425% 9/10/21 (b)(c)	5,000,000	5,003,050
Synchrony Financial:
2.85% 7/25/22	3,758,000	3,848,477
4.25% 8/15/24	895,000	980,704
Toyota Motor Credit Corp.:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.300% 0.31% 6/13/22 (b)(c)	5,450,000	5,459,039
0.45% 7/22/22	7,207,000	7,230,693
		66,207,730
Diversified Financial Services - 0.4%
AIG Global Funding:
3 month U.S. LIBOR + 0.460% 0.6606% 6/25/21 (a)(b)(c)	4,293,000	4,294,205
2.3% 7/1/22 (a)	1,528,000	1,560,877
3.35% 6/25/21 (a)	770,000	771,667
Athene Global Funding:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.700% 0.71% 5/24/24 (a)(b)(c)	8,000,000	8,017,120
0.95% 1/8/24 (a)	3,469,000	3,485,414
BP Capital Markets America, Inc. 2.937% 4/6/23	700,000	733,171
Brixmor Operating Partnership LP 3.25% 9/15/23	1,410,000	1,486,314
CNH Industrial Capital LLC 3.875% 10/15/21	1,325,000	1,341,323
LSEGA Financing PLC 0.65% 4/6/24 (a)	1,355,000	1,354,225
Park Aerospace Holdings Ltd.:
4.5% 3/15/23 (a)	435,000	456,447
5.25% 8/15/22 (a)	880,000	925,178
		24,425,941
Insurance - 1.7%
AIA Group Ltd. 3 month U.S. LIBOR + 0.520% 0.7066% 9/20/21 (a)(b)(c)	6,046,000	6,050,353
American International Group, Inc.:
2.5% 6/30/25	1,000,000	1,057,323
4.875% 6/1/22	675,000	705,819
Aon Corp. 2.2% 11/15/22	1,592,000	1,634,831
Brighthouse Financial Global Funding 1% 4/12/24 (a)	855,000	858,760
Equitable Financial Life Global Funding:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.390% 0.4% 4/6/23 (a)(b)(c)	10,000,000	10,016,911
0.5% 4/6/23 (a)	2,010,000	2,014,021
0.5% 11/17/23 (a)	5,000,000	5,003,270
Health Care Service Corp. 1.5% 6/1/25 (a)	1,375,000	1,401,243
Lincoln National Corp. 4% 9/1/23	270,000	290,651
MassMutual Global Funding II 0.85% 6/9/23 (a)	10,000,000	10,107,790
Metropolitan Life Global Funding I:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.570% 0.58% 1/13/23 (a)(b)(c)	6,940,000	6,987,962
0.9% 6/8/23 (a)	4,918,000	4,971,009
Metropolitan Tower Global Funding:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.550% 0.56% 1/17/23 (a)(b)(c)	5,000,000	5,026,558
0.55% 7/13/22 (a)	6,000,000	6,019,098
New York Life Global Funding:
3 month U.S. LIBOR + 0.280% 0.4678% 1/10/23 (a)(b)(c)	6,945,000	6,969,488
3 month U.S. LIBOR + 0.320% 0.4954% 8/6/21 (a)(b)(c)	4,942,000	4,945,309
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.220% 0.23% 2/2/23 (a)(b)(c)	10,000,000	10,006,800
1.1% 5/5/23 (a)	725,000	736,151
Northwestern Mutual Global Funding U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.330% 0.34% 3/25/24 (a)(b)(c)	4,063,000	4,068,867
Pacific Life Global Funding II U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.380% 0.39% 4/12/24 (a)(b)(c)	10,000,000	10,021,762
Principal Life Global Funding II:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.450% 0.46% 4/12/24 (a)(b)(c)	1,763,000	1,766,635
0.75% 4/12/24 (a)	930,000	933,115
Protective Life Global Funding 3 month U.S. LIBOR + 0.520% 0.713% 6/28/21 (a)(b)(c)	2,000,000	2,000,870
Trinity Acquisition PLC 3.5% 9/15/21	650,000	653,984
		104,248,580
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 3.72% 7/15/43 (a)	370,000	382,894
Nationwide Building Society:
3.622% 4/26/23 (a)(b)	1,035,000	1,065,085
3.766% 3/8/24 (a)(b)	500,000	527,396
		1,975,375

TOTAL FINANCIALS		818,311,742

HEALTH CARE - 1.6%
Biotechnology - 0.4%
AbbVie, Inc.:
3 month U.S. LIBOR + 0.650% 0.7993% 11/21/22 (b)(c)	7,100,000	7,149,668
2.15% 11/19/21	11,244,000	11,348,583
2.6% 11/21/24	3,500,000	3,707,331
3.2% 11/6/22	170,000	176,270
3.25% 10/1/22	850,000	876,600
3.45% 3/15/22	615,000	627,193
Baxalta, Inc. 3.6% 6/23/22	265,000	272,468
Gilead Sciences, Inc. 0.75% 9/29/23	2,070,000	2,072,420
		26,230,533
Health Care Equipment & Supplies - 0.1%
Becton, Dickinson & Co.:
2.894% 6/6/22	5,464,000	5,596,917
3.363% 6/6/24	1,215,000	1,307,378
3.734% 12/15/24	285,000	311,923
Stryker Corp. 0.6% 12/1/23	325,000	325,348
		7,541,566
Health Care Providers & Services - 0.4%
Aetna, Inc. 2.8% 6/15/23	885,000	923,967
AmerisourceBergen Corp. 0.737% 3/15/23	1,855,000	1,861,414
Anthem, Inc.:
0.45% 3/15/23	4,094,000	4,106,010
2.375% 1/15/25	410,000	430,838
Cardinal Health, Inc.:
2.616% 6/15/22	115,000	117,373
3.079% 6/15/24	695,000	740,291
3.2% 3/15/23	875,000	916,827
3.5% 11/15/24	1,180,000	1,279,409
Cigna Corp.:
0.613% 3/15/24	6,302,000	6,309,501
3% 7/15/23	715,000	750,759
3.75% 7/15/23	401,000	428,307
CommonSpirit Health 1.547% 10/1/25	670,000	677,672
CVS Health Corp.:
2.625% 8/15/24	335,000	355,683
3.7% 3/9/23	369,000	390,097
Humana, Inc.:
2.9% 12/15/22	160,000	165,691
3.15% 12/1/22	315,000	325,694
3.85% 10/1/24	745,000	812,272
4.5% 4/1/25	1,205,000	1,355,514
PeaceHealth Obligated Group 1.375% 11/15/25	190,000	191,927
		22,139,246
Life Sciences Tools & Services - 0.0%
Thermo Fisher Scientific, Inc. 4.133% 3/25/25	385,000	429,119
Pharmaceuticals - 0.7%
AstraZeneca Finance LLC:
0.7% 5/28/24	995,000	995,469
1.2% 5/28/26	1,390,000	1,391,488
AstraZeneca PLC:
0.3% 5/26/23	1,425,000	1,424,401
3.5% 8/17/23	365,000	389,222
Bayer U.S. Finance II LLC 3 month U.S. LIBOR + 0.630% 0.8306% 6/25/21 (a)(b)(c)	17,180,000	17,187,176
Bristol-Myers Squibb Co.:
3.25% 2/20/23	178,000	186,650
3.55% 8/15/22	600,000	624,193
EMD Finance LLC 2.95% 3/19/22 (a)	430,000	437,227
Perrigo Finance PLC 3.9% 12/15/24	3,840,000	4,138,973
Royalty Pharma PLC 0.75% 9/2/23 (a)	870,000	870,421
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	1,845,000	1,937,167
Viatris, Inc. 1.125% 6/22/22 (a)	3,114,000	3,134,992
Zoetis, Inc. 3 month U.S. LIBOR + 0.440% 0.5953% 8/20/21 (b)(c)	10,000,000	10,008,501
		42,725,880

TOTAL HEALTH CARE		99,066,344

INDUSTRIALS - 1.5%
Aerospace & Defense - 0.1%
The Boeing Co. 1.167% 2/4/23	2,790,000	2,803,049
Airlines - 0.0%
American Airlines 2017-2 Class B Pass Through Trust equipment trust certificate 3.7% 4/15/27	543,412	513,547
United Airlines 2019-2 Class B Pass Through Trust equipment trust certificate 3.5% 11/1/29	367,272	360,898
		874,445
Building Products - 0.0%
Carrier Global Corp. 2.242% 2/15/25	1,860,000	1,944,654
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 2.5% 8/15/24	880,000	928,460
Construction & Engineering - 0.0%
Yongda Investment Ltd. 2.25% 6/16/25 (Reg. S)	1,384,000	1,386,034
Electrical Equipment - 0.0%
Shanghai Electric Group Global Investment Ltd. 2.65% 11/21/24	610,000	633,219
Industrial Conglomerates - 0.4%
General Electric Co. 3.45% 5/15/24	530,000	572,479
Honeywell International, Inc. 3 month U.S. LIBOR + 0.370% 0.532% 8/8/22 (b)(c)	9,078,000	9,112,406
Roper Technologies, Inc.:
0.45% 8/15/22	706,000	707,089
1% 9/15/25	235,000	234,401
2.35% 9/15/24	365,000	384,215
3.125% 11/15/22	1,505,000	1,554,877
3.65% 9/15/23	270,000	288,810
Siemens Financieringsmaatschappij NV:
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.430% 0.44% 3/11/24 (a)(b)(c)	10,290,000	10,353,345
0.4% 3/11/23 (a)	885,000	887,293
0.65% 3/11/24 (a)	690,000	692,453
		24,787,368
Machinery - 0.5%
Caterpillar Financial Services Corp.:
3 month U.S. LIBOR + 0.200% 0.3675% 11/12/21 (b)(c)	5,000,000	5,006,400
3 month U.S. LIBOR + 0.280% 0.4555% 9/7/21 (b)(c)	6,190,000	6,194,968
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.150% 0.16% 11/17/22 (b)(c)	5,000,000	5,005,900
0.25% 3/1/23	10,000,000	10,006,218
Otis Worldwide Corp. 3 month U.S. LIBOR + 0.450% 0.6443% 4/5/23 (b)(c)	3,299,000	3,299,173
		29,512,659
Professional Services - 0.1%
Equifax, Inc.:
3 month U.S. LIBOR + 0.870% 1.0259% 8/15/21 (b)(c)	610,000	610,858
3.95% 6/15/23	1,090,000	1,162,970
IHS Markit Ltd. 3.625% 5/1/24	415,000	446,416
		2,220,244
Road & Rail - 0.2%
Aviation Capital Group LLC:
3 month U.S. LIBOR + 0.670% 0.8555% 7/30/21 (a)(b)(c)	1,427,000	1,426,627
3 month U.S. LIBOR + 0.950% 1.1405% 6/1/21 (a)(b)(c)	4,307,000	4,307,000
Eastern Creation II Investment Holdings Ltd. 1% 9/10/23 (Reg. S)	1,670,000	1,664,907
Guangzhou Metro Investment Finance (BVI) Ltd. 1.507% 9/17/25 (Reg. S)	1,300,000	1,265,078
SMBC Aviation Capital Finance:
3.55% 4/15/24 (a)	325,000	345,349
4.125% 7/15/23 (a)	200,000	212,601
		9,221,562
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.25% 1/15/23	810,000	831,766
3.5% 1/15/22	5,560,000	5,666,063
GATX Corp. 3.9% 3/30/23	545,000	577,049
		7,074,878
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
2.125% 2/21/26 (a)	1,035,000	1,023,128
2.875% 2/15/25 (a)	980,000	1,009,002
3.625% 5/1/22 (a)	1,560,000	1,598,246
3.95% 7/1/24 (a)	265,000	282,173
Heathrow Funding Ltd. 4.875% 7/15/23 (a)	1,340,000	1,346,464
HPHT Finance 17 Ltd. 2.75% 9/11/22 (Reg. S)	1,235,000	1,263,112
Sydney Airport Finance Co. Property Ltd. 3.9% 3/22/23 (a)	1,133,000	1,195,101
		7,717,226

TOTAL INDUSTRIALS		89,103,798

INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.0%
Amphenol Corp. 2.05% 3/1/25	910,000	947,032
Avnet, Inc. 4.875% 12/1/22	325,000	344,817
		1,291,849
IT Services - 0.3%
Fidelity National Information Services, Inc.:
0.375% 3/1/23	1,160,000	1,158,198
0.6% 3/1/24	555,000	554,994
Global Payments, Inc. 2.65% 2/15/25	800,000	844,076
HCL America, Inc. 1.375% 3/10/26 (a)	1,800,000	1,776,713
IBM Corp. 2.85% 5/13/22	10,000,000	10,254,161
PayPal Holdings, Inc. 1.35% 6/1/23	2,224,000	2,268,947
The Western Union Co. 2.85% 1/10/25	1,280,000	1,356,314
		18,213,403
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc. 2.95% 4/1/25	295,000	316,850
Microchip Technology, Inc.:
0.972% 2/15/24 (a)	1,165,000	1,167,168
0.983% 9/1/24 (a)	970,000	970,825
2.67% 9/1/23 (a)	1,110,000	1,156,966
3.922% 6/1/21	2,185,000	2,185,000
Micron Technology, Inc.:
2.497% 4/24/23	2,585,000	2,679,445
4.64% 2/6/24	690,000	759,773
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	1,355,000	1,409,195
4.625% 6/1/23 (a)	1,175,000	1,268,770
4.875% 3/1/24 (a)	195,000	215,949
NXP BV/NXP Funding LLC/NXP U.S.A., Inc. 2.7% 5/1/25 (a)	205,000	216,661
Skyworks Solutions, Inc. 0.9% 6/1/23	305,000	306,083
		12,652,685
Software - 0.1%
Fortinet, Inc. 1% 3/15/26	675,000	667,420
Oracle Corp. 2.4% 9/15/23	1,280,000	1,333,608
		2,001,028

TOTAL INFORMATION TECHNOLOGY		34,158,965

MATERIALS - 0.1%
Chemicals - 0.0%
International Flavors & Fragrances, Inc. 0.697% 9/15/22 (a)	582,000	583,246
LYB International Finance III LLC 1.25% 10/1/25	705,000	707,342
		1,290,588
Construction Materials - 0.0%
Boral Finance Pty Ltd. 3% 11/1/22 (a)	135,000	138,712
Metals & Mining - 0.1%
Nucor Corp. 2% 6/1/25	350,000	363,931
POSCO 2.375% 1/17/23 (a)	1,870,000	1,915,478
		2,279,409

TOTAL MATERIALS		3,708,709

REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
American Campus Communities Operating Partnership LP 3.75% 4/15/23	910,000	955,939
Crown Castle International Corp. 1.05% 7/15/26	1,005,000	984,444
Highwoods/Forsyth LP 3.625% 1/15/23	1,620,000	1,678,779
Public Storage U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.470% 0.48% 4/23/24 (b)(c)	495,000	495,406
Simon Property Group LP:
2% 9/13/24	380,000	395,659
3.375% 10/1/24	985,000	1,062,075
		5,572,302
UTILITIES - 1.7%
Electric Utilities - 1.1%
American Electric Power Co., Inc. 3.65% 12/1/21	180,000	183,041
Duke Energy Corp. 3.55% 9/15/21	330,000	330,399
Edison International:
2.95% 3/15/23	455,000	470,796
3.125% 11/15/22	650,000	670,620
ENEL Finance International NV:
2.65% 9/10/24 (a)	200,000	210,509
2.75% 4/6/23 (a)	605,000	628,740
2.875% 5/25/22 (a)	1,660,000	1,699,969
4.25% 9/14/23 (a)	1,305,000	1,409,600
FirstEnergy Corp. 3.35% 7/15/22 (b)	885,000	904,806
Florida Power & Light Co.:
3 month U.S. LIBOR + 0.380% 0.564% 7/28/23 (b)(c)	5,358,000	5,358,268
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.250% 0.2763% 5/10/23 (b)(c)	3,574,000	3,575,930
Israel Electric Corp. Ltd. 5% 11/12/24 (Reg. S) (a)	1,365,000	1,529,619
Korea Hydro & Nuclear Power Co. Ltd. 1.25% 4/27/26 (a)	1,421,000	1,416,268
NextEra Energy Capital Holdings, Inc.:
3 month U.S. LIBOR + 0.270% 0.4201% 2/22/23 (b)(c)	10,000,000	10,002,671
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.540% 0.55% 3/1/23 (b)(c)	3,472,000	3,482,992
2.403% 9/1/21	11,475,000	11,537,607
NRG Energy, Inc. 3.75% 6/15/24 (a)	535,000	571,582
Pacific Gas & Electric Co.:
3 month U.S. LIBOR + 1.370% 1.5096% 11/15/21 (b)(c)	1,755,000	1,759,124
1.75% 6/16/22	3,820,000	3,820,246
PPL Electric Utilities Corp. 3 month U.S. LIBOR + 0.250% 0.443% 9/28/23 (b)(c)	1,780,000	1,780,842
Sinosing Services Pte Ltd. 2.25% 2/20/25 (Reg. S)	2,200,000	2,218,410
Southern California Edison Co.:
3 month U.S. LIBOR + 0.270% 0.4543% 12/3/21 (b)(c)	2,687,000	2,687,907
U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.640% 0.65% 4/3/23 (b)(c)	5,000,000	5,011,996
Southern Co. 0.6% 2/26/24	2,230,000	2,235,468
Vistra Operations Co. LLC 3.55% 7/15/24 (a)	3,025,000	3,180,150
		66,677,560
Gas Utilities - 0.2%
Atmos Energy Corp. 3 month U.S. LIBOR + 0.380% 0.5654% 3/9/23 (b)(c)	2,617,000	2,617,693
CenterPoint Energy Resources Corp. 3 month U.S. LIBOR + 0.500% 0.6843% 3/2/23 (b)(c)	3,494,000	3,495,162
ONE Gas, Inc. 3 month U.S. LIBOR + 0.610% 0.7873% 3/11/23 (b)(c)	5,000,000	5,002,775
Southern California Gas Co. 3 month U.S. LIBOR + 0.350% 0.5339% 9/14/23 (b)(c)	902,000	902,150
		12,017,780
Independent Power and Renewable Electricity Producers - 0.0%
Hero Asia Investment Ltd. 1.5% 11/18/23 (Reg. S)	1,650,000	1,653,838
The AES Corp. 3.3% 7/15/25 (a)	820,000	874,751
		2,528,589
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.650% 0.66% 5/13/24 (b)(c)	2,893,000	2,896,211
Consolidated Edison Co. of New York, Inc. 3 month U.S. LIBOR + 0.400% 0.6006% 6/25/21 (b)(c)	11,500,000	11,503,280
Dominion Energy, Inc.:
3 month U.S. LIBOR + 0.530% 0.7139% 9/15/23 (b)(c)	2,327,000	2,328,022
2.715% 8/15/21	3,153,000	3,168,510
DTE Energy Co. 0.55% 11/1/22	5,000,000	5,013,581
San Diego Gas & Electric Co. 1.914% 2/1/22	68,575	68,940
Sempra Energy 2.875% 10/1/22	535,000	548,800
		25,527,344

TOTAL UTILITIES		106,751,273

TOTAL NONCONVERTIBLE BONDS
(Cost $1,402,368,877)		1,414,790,353

U.S. Government and Government Agency Obligations - 2.4%
U.S. Government Agency Obligations - 0.3%
Fannie Mae U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.180% 0.19% 7/8/22 (b)(c)	20,000,000	20,034,395
U.S. Treasury Obligations - 2.1%
U.S. Treasury Notes:
0.125% 9/30/22	$6,565,000	$6,566,795
0.125% 10/31/22	13,245,000	13,248,622
0.125% 11/30/22	16,210,000	16,214,432
0.125% 1/31/23	28,300,000	28,300,000
0.125% 4/30/23 (d)	30,830,000	30,820,366
0.375% 3/31/22	30,000,000	30,076,172
2.25% 4/15/22	550,000	560,527

TOTAL U.S. TREASURY OBLIGATIONS		125,786,914

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $145,721,922)		145,821,309

U.S. Government Agency - Mortgage Securities - 0.4%
Fannie Mae - 0.2%
12 month U.S. LIBOR + 1.590% 2.043% 12/1/35 (b)(c)	5,385	5,667
12 month U.S. LIBOR + 1.610% 2.375% 7/1/35 (b)(c)	4,350	4,579
12 month U.S. LIBOR + 1.650% 2.62% 8/1/37 (b)(c)	1,589	1,676
12 month U.S. LIBOR + 1.690% 2.415% 5/1/38 (b)(c)	22,035	23,241
12 month U.S. LIBOR + 1.780% 2.163% 5/1/38 (b)(c)	5,971	6,283
12 month U.S. LIBOR + 1.830% 2.097% 4/1/38 (b)(c)	14,433	15,230
12 month U.S. LIBOR + 1.850% 2.69% 8/1/38 (b)(c)	7,708	8,177
12 month U.S. LIBOR + 1.880% 2.149% 5/1/38 (b)(c)	9,804	10,332
12 month U.S. LIBOR + 2.040% 2.415% 12/1/36 (b)(c)	1,285	1,365
6 month U.S. LIBOR + 1.360% 1.616% 10/1/33 (b)(c)	28,519	29,530
2% 5/1/51 (e)	139,589	141,144
2.5% 11/1/50	253,348	262,494
3% 9/1/28 to 7/1/50	2,271,797	2,403,972
3.5% 11/1/26 to 7/1/50	1,325,976	1,403,412
4% 1/1/47 to 12/1/49	579,119	623,537
4.5% 8/1/24 to 1/1/50	2,747,513	2,981,438
5% 10/1/21 to 7/1/45	1,211,567	1,371,895
5.5% 5/1/22 to 5/1/40	1,593,071	1,849,477
6% to 6% 1/1/22 to 2/1/49	1,530,943	1,809,813
6.5% 7/1/32 to 12/1/32	73,139	85,005

TOTAL FANNIE MAE		13,038,267

Freddie Mac - 0.1%
12 month U.S. LIBOR + 1.590% 2.216% 9/1/35 (b)(c)	2,826	2,975
12 month U.S. LIBOR + 1.620% 2.32% 6/1/38 (b)(c)	15,779	16,609
12 month U.S. LIBOR + 1.620% 2.504% 7/1/38 (b)(c)	22,663	23,834
12 month U.S. LIBOR + 1.720% 2.719% 7/1/35 (b)(c)	7,336	7,728
12 month U.S. LIBOR + 1.730% 2.108% 2/1/37 (b)(c)	3,126	3,308
12 month U.S. LIBOR + 1.730% 2.11% 2/1/37 (b)(c)	4,257	4,505
12 month U.S. LIBOR + 1.730% 2.552% 10/1/36 (b)(c)	18,056	19,059
12 month U.S. LIBOR + 1.740% 2.349% 5/1/38(b)(c)	6,683	7,066
12 month U.S. LIBOR + 1.770% 2.154% 5/1/37 (b)(c)	4,498	4,760
12 month U.S. LIBOR + 1.920% 2.315% 12/1/36 (b)(c)	5,072	5,368
12 month U.S. LIBOR + 2.020% 2.449% 11/1/36 (b)(c)	2,844	3,007
12 month U.S. LIBOR + 2.080% 2.457% 2/1/38 (b)(c)	17,384	18,515
12 month U.S. LIBOR + 2.190% 2.566% 2/1/37 (b)(c)	6,446	6,856
U.S. TREASURY 1 YEAR INDEX + 2.340% 2.472% 11/1/34 (b)(c)	10,167	10,745
2% 1/1/36	1,014,029	1,048,716
3% 11/1/34	342,718	366,573
3.5% 12/1/47	1,125,790	1,189,777
4% 12/1/49	218,521	236,495
4.5% 5/1/50	254,135	274,285
5% 10/1/22 to 12/1/41	492,087	554,120
5.5% 11/1/21 to 10/1/38	10,155	10,849
6% 7/1/21 to 1/1/38	99,371	116,723
7% 3/1/39	144,889	171,347
7.5% 6/1/38	144,289	168,758

TOTAL FREDDIE MAC		4,271,978

Freddie Mac STACR REMIC Trust - 0.0%
U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.650% 0.66% 1/25/51 (a)(b)(c)	380,000	380,000
Ginnie Mae - 0.1%
6% 7/15/36	178,459	207,336
2% 5/20/51 (e)	140,000	142,585
3.5% 8/20/44 to 3/20/50 (e)	713,674	760,328
4% 3/20/48 to 6/20/50	1,103,673	1,187,494
4.5% 9/20/40 to 8/20/47	390,107	426,591
5% 12/20/34 to 5/20/48	961,194	1,067,362
5.5% 9/15/45 to 2/20/49	732,579	829,855

TOTAL GINNIE MAE		4,621,551

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $21,792,192)		22,311,796

Asset-Backed Securities - 6.8%
Aimco Series 2021-BA Class AR, 3 month U.S. LIBOR + 1.100% 1.2659% 1/15/32 (a)(b)(c)	$4,342,000	$4,342,274
Ally Auto Receivables Trust Series 2019-3 Class A4, 1.96% 12/16/24	600,000	616,713
American Express Credit Account Master Trust Series 2019-3 Class B, 2.2% 4/15/25	740,000	757,566
AmeriCredit Automobile Receivables Trust:
Series 2017-1:
Class C, 2.71% 8/18/22	31,872	31,929
Class D, 3.13% 1/18/23	1,330,000	1,341,939
Series 2017-3:
Class C, 2.69% 6/19/23	303,542	305,834
Class D, 3.18% 7/18/23	1,355,000	1,387,181
Series 2018-1 Class D, 3.82% 3/18/24	1,645,000	1,715,153
Series 2019-3 Class B, 2.13% 7/18/25	985,000	1,007,594
Series 2020-1:
Class C, 1.59% 10/20/25	705,000	718,674
Class D, 1.8% 12/18/25	690,000	706,545
Series 2020-3 Class C, 1.06% 8/18/26	420,000	423,663
Series 2021-1:
Class C, 0.89% 10/19/26	755,000	756,294
Class D, 1.21% 12/18/26	470,000	470,314
Applebee's/IHOP Funding LLC Series 2019-1A Class A2I, 4.194% 6/7/49 (a)	1,432,800	1,474,151
Ares LVII CLO Ltd. / Ares LVII CLO LLC Series 2020-57A Class A, 3 month U.S. LIBOR + 1.320% 1.4958% 10/25/31 (a)(b)(c)	895,000	898,134
ARI Fleet Lease Trust Series 2020-A Class B, 2.06% 11/15/28 (a)	770,000	788,119
Avis Budget Rental Car Funding (AESOP) LLC:
Series 2016-1A Class A, 2.99% 6/20/22 (a)	101,667	101,821
Series 2017-1A Class B, 3.41% 9/20/23 (a)	540,000	554,412
Series 2017-2A Class A, 2.97% 3/20/24 (a)	905,000	942,509
Series 2018-2A Class C, 4.95% 3/20/25 (a)	430,000	466,557
Series 2019-1A Class B, 3.7% 3/20/23 (a)	245,000	249,389
Series 2019-2A Class A, 3.35% 9/22/25 (a)	650,000	700,193
Series 2020-1A Class A, 2.33% 8/20/26 (a)	540,000	567,187
Babson CLO Ltd. Series 2013-IA Class AR, 3 month U.S. LIBOR + 0.800% 0.9883% 1/20/28 (a)(b)(c)	936,758	937,260
Bank of America Credit Card Master Trust Series 2020-A1 Class A1, 0.34% 5/15/26	4,768,000	4,762,460
Bayview Opportunity Master Fund Trust:
Series 2017-RT3 Class A, 3.5% 1/28/58 (a)(b)	803,711	813,001
Series 2017-SPL4 Class A, 3.5% 1/28/55 (a)	235,247	241,461
Bayview Opportunity Master Funding Trust Series 2017-SPL5 Class A, 3.5% 6/28/57 (a)	692,322	708,954
BlueMountain CLO Ltd. Series 2015-2A Class A1R, 3 month U.S. LIBOR + 0.930% 1.1198% 7/18/27 (a)(b)(c)	803,924	804,485
BMW Vehicle Owner Trust Series 2020-A Class A2, 0.39% 2/27/23	2,729,009	2,730,847
BRE Grand Islander Timeshare Issuer Series 2019-A Class A, 3.28% 9/26/33 (a)	227,384	238,604
Capital Auto Receivables Asset Trust:
Series 2017-1 Class C, 2.7% 9/20/22 (a)	235,000	235,605
Series 2018-1 Class B, 3.09% 8/22/22 (a)	680,903	683,419
Series 2018-2 Class C, 3.69% 12/20/23 (a)	348,868	350,306
Carlyle Global Market Strategies Series 2015-3A Class A1R, 3 month U.S. LIBOR + 1.000% 1.184% 7/28/28 (a)(b)(c)	480,653	480,854
CarMax Auto Owner Trust:
Series 2017-4 Class C, 2.7% 10/16/23	205,000	207,489
Series 2019-2 Class B, 3.01% 12/16/24	1,935,000	2,022,428
Series 2019-4 Class A2A, 2.01% 3/15/23	267,896	268,656
Series 2020-1 Class A2, 1.87% 4/17/23	1,237,651	1,243,011
Series 2020-3 Class A2A, 0.49% 6/15/23	5,238,367	5,244,114
Series 2020-4:
Class A2, 0.31% 1/16/24	6,600,161	6,605,991
Class D, 1.75% 4/15/27	540,000	547,723
Series 2021-1 Class A3, 0.34% 12/15/25	2,373,000	2,373,434
Series 2021-2 Class C, 1.34% 2/16/27	545,000	547,232
Cayuga Park CLO, Ltd. Series 2020-1A, Class A, 3 month U.S. LIBOR + 1.600% 1.7898% 7/17/31 (a)(b)(c)	1,020,000	1,020,795
Cedar Funding Ltd. Series 2021-14A Class A, 3 month U.S. LIBOR + 1.100% 1.1% 7/15/33 (a)(b)(c)(e)	5,722,000	5,722,572
Cent CLO LP Series 2021-21A Class A1R3, 3 month U.S. LIBOR + 0.970% 1.1514% 7/27/30 (a)(b)(c)	4,090,000	4,088,969
Chesapeake Funding II LLC:
Series 2018-3A Class A2, 1 month U.S. LIBOR + 0.480% 0.5809% 1/15/31 (a)(b)(c)	1,167,508	1,168,296
Series 2019-1A Class A1, 2.94% 4/15/31 (a)	1,712,698	1,739,408
Series 2020-1A Class A1, 0.87% 8/16/32 (a)	3,085,666	3,105,272
Series 2021-1A Class A2, 1 month U.S. LIBOR + 0.230% 0.3309% 4/15/33 (a)(b)(c)	3,703,807	3,703,807
CIFC Funding Ltd. / CIFC Funding LLC Series 2021-4A Class A, 3 month U.S. LIBOR + 1.050% 0% 7/15/33 (a)(b)(c)(e)	1,360,000	1,360,000
CIFC Funding Ltd./CIFC Funding LLC Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.700% 1.8838% 7/15/32 (a)(b)(c)	1,480,000	1,484,145
CIM Trust Series 2020-INV1 Class A2, 2.5% 4/25/50 (a)	338,097	343,525
CNH Equipment Trust:
Series 2018-A Class B, 3.47% 10/15/25	380,000	388,979
Series 2019-C Class A2, 1.99% 3/15/23	208,183	208,510
Series 2020-A Class A4, 1.51% 4/15/27	590,000	605,905
Daimler Trucks Retail Trust Series 2020-1 Class A4, 1.37% 6/15/27	1,820,000	1,836,056
Dell Equipment Finance Trust:
Series 2019-2:
Class A2, 1.95% 12/22/21 (a)	807,588	809,727
Class A3, 1.91% 10/22/24 (a)	1,714,000	1,731,728
Series 2020-2:
Class A2, 0.47% 10/24/22 (a)	1,568,000	1,570,210
Class A3, 0.57% 10/23/23 (a)	1,915,000	1,924,307
Series 2021-1 Class A3, 0.43% 5/22/26 (a)	1,601,000	1,604,149
DLL Securitization Trust Series 2019-MT3 Class A3, 2.08% 2/21/23 (a)	1,531,637	1,543,857
Donlen Fleet Lease Funding Series 2021-2 Class A1, 1 month U.S. LIBOR + 0.330% 0.4251% 12/11/34 (a)(b)(c)	4,058,000	4,061,272
Drive Auto Receivables Trust Series 2021-1 Class D, 1.45% 1/16/29	630,000	634,261
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-86A Class A, 3 month U.S. LIBOR + 1.650% 1.8398% 7/17/30 (a)(b)(c)	1,220,000	1,221,986
DT Auto Owner Trust Series 2019-4A Class A, 2.17% 5/15/23 (a)	180,170	180,342
Eaton Vance CLO, Ltd. Series 2021-1A Class AR, 3 month U.S. LIBOR + 1.100% 1.2226% 4/15/31 (a)(b)(c)	3,935,000	3,935,346
Elara HGV Timeshare Issuer LLC:
Series 2014-A Class A, 2.53% 2/25/27 (a)	20,847	20,866
Series 2017-A Class A, 2.69% 3/25/30 (a)	579,900	597,883
Ellington Financial Mortgage Trust Series 2019-2 Class A1, 2.739% 11/25/59 (a)	389,257	396,173
Enterprise Fleet Financing LLC:
Series 2018-2 Class A2, 3.14% 2/20/24 (a)	53,335	53,519
Series 2019-1 Class A2, 2.98% 10/20/24 (a)	1,206,786	1,218,913
Series 2019-3 Class A2, 2.06% 5/20/25 (a)	546,045	554,199
Series 2020-1 Class A2, 1.78% 12/22/25 (a)	5,662,688	5,741,865
Series 2020-2 Class A2, 0.61% 7/20/26 (a)	3,960,000	3,975,353
Series 2021-1 Class A2, 0.44% 12/21/26 (a)	1,410,000	1,411,032
Exeter Automobile Receivables Trust Series 2021-2A Class A2, 0.27% 1/16/24	6,586,000	6,586,032
Ford Credit Auto Lease Trust:
Series 2020-A Class A2, 1.8% 7/15/22	1,527,553	1,529,125
Series 2020-B Class A3, 0.62% 8/15/23	4,531,000	4,550,687
Ford Credit Auto Owner Trust:
Series 2020-2 Class C, 1.74% 4/15/33 (a)	570,000	575,110
Series 2020-B Class C, 2.04% 12/15/26	1,270,000	1,316,797
Ford Credit Floorplan Master Owner Trust Series 2020-1 Class A1, 0.7% 9/15/25	5,274,000	5,312,903
Freddie Mac STACR REMIC Trust Series 2020-DNA5 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.300% 1.31% 10/25/50 (a)(b)(c)	64,210	64,223
GM Financial Automobile Leasing Trust:
Series 2019-1 Class C, 3.56% 12/20/22	835,000	840,104
Series 2020-1 Class A2A, 1.67% 4/20/22	2,252,519	2,255,960
Series 2020-2 Class C, 2.56% 7/22/24	445,000	460,383
Series 2020-3 Class A2A, 0.35% 11/21/22	7,816,212	7,821,913
Series 2021-2 Class A2, 0.22% 7/20/23	4,138,000	4,139,120
GM Financial Consumer Automobile Receivables Trust:
Series 2020-1 Class A2, 1.83% 1/17/23	334,766	335,074
Series 2020-2 Class A3, 1.49% 12/16/24	335,000	339,684
Series 2020-3 Class A2, 0.35% 7/17/23	2,952,542	2,955,054
Series 2020-4:
Class A2, 0.26% 11/16/23	7,872,397	7,876,844
Class C, 1.05% 5/18/26	420,000	422,090
GM Financial Securitized Auto Receivables Trust Series 2017-3A Class C, 2.52% 3/16/23 (a)	245,000	245,789
GMF Floorplan Owner Revolving Trust:
Series 2019-1 Class A, 2.7% 4/15/24 (a)	710,000	725,429
Series 2020-1 Class A, 0.68% 8/15/25 (a)	1,480,000	1,488,770
Series 2020-2 Class A, 0.69% 10/15/25 (a)	3,238,000	3,258,480
Golub Capital Partners CLO 39B LLC Series 2018-39A Class A1, 3 month U.S. LIBOR + 1.150% 1.3383% 10/20/28 (a)(b)(c)	606,558	606,850
Hardee's Funding LLC / Carl's Jr. Funding LLC Series 2018-1A Class A2II, 4.959% 6/20/48 (a)	214,500	228,479
Hilton Grand Vacations Trust:
Series 2017-AA:
Class A, 2.66% 12/26/28 (a)	178,024	182,553
Class B, 2.96% 12/26/28 (a)	271,519	277,482
Series 2020-AA Class A, 2.74% 2/25/39 (a)	482,286	502,359
HPEFS Equipment Trust:
Series 2020-1A Class A2, 1.73% 2/20/30 (a)	1,839,082	1,846,972
Series 2020-2A Class A2, 0.65% 7/22/30 (a)	4,012,663	4,018,661
Hyundai Auto Lease Securitization Trust:
Series 2020-A:
Class A2, 1.9% 5/16/22 (a)	1,107,094	1,108,660
Class A3, 1.95% 7/17/23 (a)	2,740,000	2,767,767
Series 2021-A Class A2, 0.25% 4/17/23 (a)	8,587,000	8,590,417
Hyundai Auto Receivables Trust:
Series 2019-A Class B, 2.94% 5/15/25	635,000	659,939
Series 2020-A Class A3, 1.41% 11/15/24	735,000	747,181
Series 2020-C Class A2, 0.26% 9/15/23	8,275,849	8,280,496
John Deere Owner Trust:
Series 2020-A Class A2, 1.01% 1/17/23	971,757	973,175
Series 2020-B Class A2, 0.41% 3/15/23	4,817,016	4,820,291
KKR CLO Ltd. / KKR CLO LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 1.200% 1.341% 1/15/32 (a)(b)(c)	1,250,000	1,249,680
KKR Finanical CLO Ltd. Series 13 Class A1R, 3 month U.S. LIBOR + 0.800% 0.9836% 1/16/28 (a)(b)(c)	1,165,388	1,162,044
KKR Industrial Portfolio Trust Series 2021-KDIP Class C, 1 month U.S. LIBOR + 1.000% 1.1009% 12/15/37 (a)(b)(c)	1,415,000	1,414,111
Kubota Credit Owner Trust Series 2020-1A Class A3, 1.96% 3/15/24 (a)	380,000	388,277
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	1,768,000	1,812,593
Madison Park Funding Ltd. Series 2015-18A Class A1R, 3 month U.S. LIBOR + 1.190% 1.376% 10/21/30 (a)(b)(c)	1,165,000	1,166,990
Madison Park Funding XXXII, Ltd. / Madison Park Funding XXXII LLC Series 2021-32A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1879% 1/22/31 (a)(b)(c)	3,229,000	3,226,481
Madison Park Funding XXXV Ltd. / Madison Park Funding XXXV LLC Series 2021-35A Class A1R, 3 month U.S. LIBOR + 0.990% 1.1783% 4/20/32 (a)(b)(c)	1,650,000	1,650,591
Magnetite XVI, Ltd. / Magnetite XVI, LLC Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 0.9898% 1/18/28 (a)(b)(c)	1,979,938	1,973,117
Mercedes-Benz Auto Lease Trust:
Series 2019-B Class A3, 2% 10/17/22	7,134,851	7,195,212
Series 2020-A Class A2, 1.82% 3/15/22	790,592	791,384
Series 2020-B Class A2, 0.31% 2/15/23	4,173,246	4,175,468
Mercedes-Benz Auto Receivables Trust Series 2020-1 Class A2, 0.46% 3/15/23	3,362,120	3,365,368
MFRA Trust Series 2021-INV1 Class A1, 0.852% 1/25/56 (a)(b)	581,147	580,016
MMAF Equipment Finance LLC Series 2019-B Class A2, 2.07% 10/12/22 (a)	1,174,129	1,180,634
MVW Owner Trust:
Series 2014-1A Class A, 2.25% 9/22/31 (a)	54,518	54,577
Series 2015-1A Class A, 2.52% 12/20/32 (a)	137,214	137,351
Series 2017-1A:
Class A, 2.42% 12/20/34 (a)	425,450	435,258
Class B, 2.75% 12/20/34 (a)	25,026	25,548
Class C, 2.99% 12/20/34 (a)	60,064	61,028
Series 2021-1WA Class C, 1.94% 1/22/41 (a)	335,000	336,857
Navient Private Education Loan Trust:
Series 2019-D Class A2A, 3.01% 12/15/59 (a)	485,713	508,779
Series 2020-A Class A2A, 2.46% 11/15/68 (a)	840,000	871,574
Series 2020-CA Class A2A, 2.15% 11/15/68 (a)	2,610,000	2,693,379
Series 2020-IA Class A1A, 1.33% 4/15/69 (a)	688,407	689,280
Navient Private Education Refi Loan Trust:
Series 2019-A Class A2A, 3.42% 1/15/43 (a)	1,954,520	2,007,413
Series 2019-GA Class A, 2.4% 10/15/68 (a)	529,614	544,496
Series 2020-DA Class A, 1.69% 5/15/69 (a)	784,954	794,145
Navient Student Loan Trust:
Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.6916% 7/26/66 (a)(b)(c)	4,014,121	4,022,846
Series 2017-A Class A2A, 2.88% 12/16/58 (a)	1,063,687	1,080,012
Series 2019-2A Class A1, 1 month U.S. LIBOR + 0.270% 0.3616% 2/27/68 (a)(b)(c)	97,969	97,969
Series 2019-EA Class A2A, 2.64% 5/15/68 (a)	1,416,700	1,450,668
Nelnet Student Loan Trust:
Series 2005-4 Class A4, 3 month U.S. LIBOR + 0.180% 0.3666% 3/22/32 (b)(c)	652,860	632,096
Series 2020-1A Class A, 1 month U.S. LIBOR + 0.740% 0.8316% 3/26/68 (a)(b)(c)	360,212	359,379
Neuberger Berman Loan Advisers CLO 32 Ltd. Series 2021-32A Class AR, 3 month U.S. LIBOR + 0.990% 1.1798% 1/20/32 (a)(b)(c)	1,570,000	1,571,415
Neuberger Berman Loan Advisers CLO 40, Ltd. / Neuberger Berman Loan Advisers CLO 40 LLC Series 2021-40A Class A, 3 month U.S. LIBOR + 1.060% 1.2479% 4/16/33 (a)(b)(c)	455,000	456,180
New Residential Mortgage Loan Trust Series 2019-NQM3:
Class A1, 2.8018% 7/25/49 (a)	602,859	606,440
Class A3, 3.0864% 7/25/49 (a)	390,725	391,641
Nissan Auto Receivables Trust Series 2020-A Class A3, 1.38% 12/16/24	425,000	431,361
Nissan Master Owner Trust Receivables Series 2019-A Class A, 1 month U.S. LIBOR + 0.560% 0.6609% 2/15/24 (b)(c)	1,350,000	1,355,222
OCP CLO Ltd. Series 2014-7A Class A1RR, 3 month U.S. LIBOR + 1.120% 1.3083% 7/20/29 (a)(b)(c)	2,530,000	2,529,360
OZLM Ltd. Series 2014-8A Class RR, 3 month U.S. LIBOR + 1.170% 1.3598% 10/17/29 (a)(b)(c)	610,198	610,432
Palmer Square CLO Ltd. / Palmer Square CLO LLC Series 2020-2A Class A1A, 3 month U.S. LIBOR + 1.700% 1.8838% 7/15/31 (a)(b)(c)	860,000	860,500
Palmer Square Loan Funding, Ltd. Series 2021-2A Class A1, 3 month U.S. LIBOR + 0.800% 0.9456% 5/20/29 (a)(b)(c)	4,315,000	4,315,725
Reese Park CLO Ltd. / Reese Park CLO LLC Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.320% 1.5038% 10/15/32 (a)(b)(c)	830,000	831,281
Santander Consumer Auto Receivables Trust Series 2021-AA Class A2, 0.23% 11/15/23 (a)	7,768,000	7,768,970
Santander Drive Auto Receivables Trust:
Series 2018-2 Class C, 3.35% 7/17/23	58,963	59,116
Series 2019-2 Class B, 2.79% 1/16/24	231,595	232,516
Series 2020-4 Class C, 1.01% 1/15/26	675,000	680,104
Series 2021-2 Class A2, 0.28% 4/15/24	8,000,000	8,001,478
Santander Retail Auto Lease Trust:
Series 2019-A Class B, 3.01% 5/22/23 (a)	700,000	710,561
Series 2019-B:
Class A2A, 2.29% 4/20/22 (a)	223,496	223,771
Class C, 2.77% 8/21/23 (a)	690,000	705,866
Series 2019-C:
Class A2A, 1.89% 9/20/22 (a)	1,533,987	1,538,332
Class B, 2.17% 11/20/23 (a)	495,000	505,796
Class C, 2.39% 11/20/23 (a)	830,000	848,734
Class D, 2.88% 6/20/24 (a)	870,000	896,591
Series 2020-A:
Class A2, 1.69% 1/20/23 (a)	6,037,586	6,080,910
Class D, 2.52% 11/20/24 (a)	720,000	741,334
Series 2020-B Class A2, 0.42% 11/20/23 (a)	8,261,772	8,278,796
Series 2021-A:
Class A2, 0.32% 2/20/24 (a)	5,447,000	5,450,771
Class C, 1.14% 3/20/26 (a)	1,815,000	1,817,455
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	990,000	1,044,973
1.631% 11/15/26 (a)	495,000	498,029
1.884% 7/15/50 (a)	365,000	371,957
SG Residential Mortgage Trust Series 2019-3 Class A2, 2.877% 9/25/59 (a)	824,192	835,047
Sierra Receivables Funding Co. LLC:
Series 2019-1A Class A, 3.2% 1/20/36 (a)	199,289	206,660
Series 2019-2A Class A, 2.59% 5/20/36 (a)	1,238,817	1,275,568
Sierra Timeshare Receivables Funding Co. LLC Series 2017-1A Class A, 2.91% 3/20/34 (a)	283,995	287,710
Sierra Timeshare Receivables Funding LLC:
Series 2019-3A Class A, 2.34% 8/20/36 (a)	308,469	318,051
Series 2020-2A Class C, 3.51% 7/20/37 (a)	417,265	432,580
Series 2021-1A Class B, 1.34% 11/20/37 (a)	457,328	459,641
SLM Student Loan Trust:
Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 0.6539% 12/15/27 (a)(b)(c)	1,553,671	1,553,863
Series 2003-11 Class A6, 3 month U.S. LIBOR + 0.550% 0.7339% 12/15/25 (a)(b)(c)	1,013,585	1,013,472
Series 2007-7 Class A4, 3 month U.S. LIBOR + 0.330% 0.5058% 1/25/22 (b)(c)	535,526	521,414
Series 2008-1 Class A4, 3 month U.S. LIBOR + 0.650% 0.8258% 1/25/22 (b)(c)	1,267,314	1,227,941
Series 2010-1 Class A, 1 month U.S. LIBOR + 0.400% 0.4916% 3/25/25 (b)(c)	759,843	747,094
SMB Private Education Loan Trust:
Series 2014-A Class A3, 1 month U.S. LIBOR + 1.500% 1.6009% 4/15/32 (a)(b)(c)	1,400,000	1,413,823
Series 2015-A Class A2B, 1 month U.S. LIBOR + 1.000% 1.1009% 6/15/27 (a)(b)(c)	90,882	91,092
Series 2016-C Class A2B, 1 month U.S. LIBOR + 1.100% 1.2146% 9/15/34 (a)(b)(c)	766,480	773,281
Series 2018-B Class A2B, 1 month U.S. LIBOR + 0.720% 0.8346% 1/15/37 (a)(b)(c)	1,415,997	1,416,314
Series 2020-BA Class A1A, 1.29% 7/15/53 (a)	464,871	467,791
Series 2020-PTB Class A2A, 1.6% 9/15/54 (a)	2,750,000	2,787,698
Series 2021-B Class A, 1.31% 7/17/51 (a)	1,755,000	1,756,381
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	851,239	857,228
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.1892% 4/20/33 (a)(b)(c)	465,000	464,412
TCI-Flatiron CLO Ltd. / LLC Series 2021-1A Class AR, 3 month U.S. LIBOR + 0.960% 1.1159% 11/18/30 (a)(b)(c)	4,292,000	4,290,923
Tesla Series 2020-A:
Class A2, 0.55% 5/22/23 (a)	1,584,525	1,587,262
Class A3, 0.68% 12/20/23 (a)	2,527,000	2,540,442
Tesla Auto Lease Trust:
Series 2019-A Class A2, 2.13% 4/20/22 (a)	2,918,977	2,933,958
Series 2021-A Class A2, 0.36% 3/20/25 (a)	5,000,000	5,009,056
Towd Point Mortgage Trust:
Series 2017-1 Class A1, 2.75% 10/25/56 (a)(b)	337,629	342,706
Series 2017-4 Class A1, 2.75% 6/25/57 (a)	203,512	210,051
Series 2019-1 Class A1, 3.7395% 3/25/58 (a)(b)	795,371	842,464
Toyota Auto Receivables Owner Trust Series 2020-C Class A3, 0.44% 10/15/24	9,912,000	9,940,710
Verizon Owner Trust:
Series 2018-1A Class C, 3.2% 9/20/22 (a)	970,000	974,170
Series 2018-A:
Class A1A, 3.23% 4/20/23	1,833,874	1,851,567
Class A1B, 1 month U.S. LIBOR + 0.240% 0.3393% 4/20/23 (b)(c)	1,429,364	1,430,396
Series 2020-A Class A1A, 1.85% 7/22/24	4,951,000	5,044,963
Volkswagen Auto Lease Trust:
Series 2019-A:
Class A2A, 2% 3/21/22	786,501	787,351
Class A3, 1.99% 11/21/22	2,795,000	2,817,850
Series 2020-A Class A2, 0.27% 4/20/23	10,000,000	10,009,753
Volkswagen Auto Loan Enhanced Trust Series 2020-1 Class A4, 1.26% 8/20/26	545,000	555,477
Volvo Financial Equipment LLC Series 2019-2A Class A3, 2.04% 11/15/23 (a)	2,435,000	2,468,806
Volvo Financial Equipment Master Owner Trust Series 2018-A Class A, 1 month U.S. LIBOR + 0.520% 0.6209% 7/17/23 (a)(b)(c)	5,080,000	5,083,429
Voya CLO Ltd. Series 2021-1A Class A1R, 3 month U.S. LIBOR + 0.950% 0.95% 4/17/30 (a)(b)(c)	4,486,000	4,486,458
Wheels SPV LLC Series 2021-1A Class A, 1 month U.S. LIBOR + 0.450% 0.3793% 8/20/29 (a)(b)(c)	3,867,925	3,867,925
World Omni Auto Receivables Trust:
Series 2019-C Class C, 2.4% 6/15/26	895,000	923,721
Series 2020-A:
Class A2A, 1.02% 6/15/23	1,535,713	1,538,931
Class C, 1.64% 8/17/26	480,000	488,989
Series 2020-C Class A2, 0.35% 12/15/23	3,915,546	3,919,490
World Omni Automobile Lease Securitization Trust:
Series 2019-A Class A3, 2.94% 5/16/22	728,837	731,419
Series 2019-B Class A3, 2.03% 11/15/22	2,615,000	2,641,938
Series 2020-A Class A2, 1.71% 11/15/22	5,782,496	5,817,239
Series 2020-B Class A2, 0.32% 9/15/23	3,796,494	3,801,392
World Omni Select Auto Trust:
Series 2019-A Class A2A, 2.06% 8/15/23	456,027	456,679
Series 2020-A:
Class B, 0.84% 6/15/26	510,000	511,686
Class C, 1.25% 10/15/26	585,000	590,910
TOTAL ASSET-BACKED SECURITIES
(Cost $416,049,801)		418,000,969

Collateralized Mortgage Obligations - 1.1%
Private Sponsor - 0.9%
Angel Oak Mortgage Trust:
sequential payer:
Series 2019-4 Class A3, 3.301% 7/26/49 (a)	543,054	548,585
Series 2020-6 Class A1, 1.261% 5/25/65 (a)	588,513	592,591
Series 2021-1:
Class A1, 0.909% 1/25/66 (a)	1,487,543	1,476,795
Class A2, 1.115% 1/25/66 (a)	435,028	431,367
Series 2021-2 Class A1, 0.985% 4/25/66 (a)	1,080,000	1,080,299
Series 2019-2 Class M1, 4.065% 3/25/49 (a)	545,000	553,773
Angel Oak Mortgage Trust LLC:
sequential payer Series 2020-3 Class A1, 1.691% 4/25/65 (a)	880,270	891,071
Series 2020-3 Class A3, 2.872% 4/25/65 (a)(b)	1,427,554	1,457,870
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	1,005,312	1,006,608
Citigroup Mortgage Loan Trust Series 2020-EXP2 Class A3, 2.5% 8/25/50 (a)	408,848	416,435
COLT Mortgage Loan Trust sequential payer Series 2020-3 Class A1, 1.506% 4/27/65 (a)	342,177	345,861
Deephaven Residential Mortgage Trust:
sequential payer Series 2020-2 Class A1, 1.692% 5/25/65 (a)	582,789	585,701
Series 2017-1A Class A3, 3.485% 12/26/46 (a)(b)	10,725	10,725
Series 2021-1 Class A2, 0.973% 5/25/65 (a)	310,375	309,561
Ellington Financial Mortgage Trust:
Series 2019-2 Class A3, 3.046% 11/25/59 (a)	250,033	254,155
Series 2020-1 Class A1, 2.006% 5/25/65 (a)	791,655	802,588
Series 2020-2 Class A1, 1.178% 10/25/65 (a)	777,239	778,731
Series 2021-1:
Class A1, 0.797% 2/25/66 (a)	293,783	293,845
Class A3, 1.106% 2/25/66 (a)	244,819	244,867
Flagstar Mortgage Trust floater sequential payer Series 2020-1INV Class A11, 1 month U.S. LIBOR + 0.850% 0.9416% 3/25/50 (a)(b)(c)	447,460	448,598
Freddie Mac STACR REMIC Trust floater:
Series 2020-DNA2 Class M1, 1 month U.S. LIBOR + 0.750% 0.8416% 2/25/50 (a)(b)(c)	147,349	147,380
Series 2020-DNA6 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.900% 0.91% 12/25/50 (a)(b)(c)	243,599	243,736
Series 2020-HQA2 Class M1, 1 month U.S. LIBOR + 1.100% 1.1916% 3/25/50 (a)(b)(c)	150,569	150,613
Series 2020-HQA5 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 1.100% 1.11% 11/25/50 (a)(b)(c)	283,435	283,637
Series 2021-DNA2 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.800% 0.81% 8/25/33 (a)(b)(c)	850,000	850,513
Series 2021-DNA3 Class M2, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 2.100% 2.11% 10/25/33 (a)(b)(c)	690,000	700,979
Series 2021-HQA1 Class M1, U.S. 30-Day Avg. Secured Overnight Fin. Rate (SOFR) Indx + 0.700% 0.71% 8/25/33 (a)(b)(c)	1,250,000	1,248,519
Freddie Mac STACR Trust floater:
Series 2018-DNA2:
Class M1, 1 month U.S. LIBOR + 0.800% 0.8916% 12/25/30 (a)(b)(c)	232,179	232,224
Class M2A/S, 1 month U.S. LIBOR + 0.950% 1.0416% 12/25/30 (a)(b)(c)	450,000	449,250
Series 2018-HRP2 Class M2, 1 month U.S. LIBOR + 1.250% 1.3416% 2/25/47 (a)(b)(c)	466,141	466,540
Series 2019-HRP1 Class M2, 1 month U.S. LIBOR + 1.400% 1.4916% 2/25/49 (a)(b)(c)	628,406	624,102
FWD Securitization Trust sequential payer Series 2020-INV1 Class A1, 2.24% 1/25/50 (a)	1,182,020	1,203,725
Galton Funding Mortgage Trust:
sequential payer:
Series 2019-H1 Class M1, 3.339% 10/25/59 (a)	600,000	620,932
Series 2020-H1 Class M1, 2.832% 1/25/60 (a)	625,000	637,226
Series 2019-1:
Class A21, 4.5% 2/25/59 (a)	295,750	303,548
Class A32, 4% 2/25/59 (a)	178,226	181,171
Series 2020-H1 Class A1, 2.31% 1/25/60 (a)	1,134,861	1,152,704
GMRF Mortgage Acquisition Co., LLC:
Series 2018-1 Class A33, 3.5% 11/25/57 (a)	239,894	243,217
Series 2019-2 Class A42, 3.5% 6/25/59 (a)	122,227	122,676
Gosforth Funding PLC floater Series 2018-1A Class A1, 3 month U.S. LIBOR + 0.450% 0.597% 8/25/60 (a)(b)(c)	840,980	841,744
GS Mortgage Securities Trust sequential payer Series 2021-NQM1 Class A1, 1.017% 7/25/61 (a)	620,000	618,115
GS Mortgage-Backed Securites Trust Series 2014-EB1A Class 2A1, 1.7437% 7/25/44 (a)(b)	16,220	16,192
GS Mortgage-Backed Securities Trust Series 2021-PJ5 Class A8, 2.5% 10/25/51 (a)(b)	1,520,000	1,555,811
Homeward Opportunities Fund I Trust sequential payer Series 2019-3 Class A1, 2.675% 11/25/59 (a)	359,708	364,936
Homeward Opportunities Fund Trust sequential payer Series 2020-2 Class A1, 1.657% 5/25/65 (a)(b)	473,062	476,243
Hundred Acre Wood Trust Series 2021-INV1 Class A9, 2.5% 7/25/51 (b)	1,015,000	1,043,547
J.P. Morgan Mortgage Trust:
sequential payer Series 2020-LTV1 Class A4, 3.5% 6/25/50 (a)	415,899	418,804
Series 2020-INV1 Class A15, 3.5% 8/25/50 (a)	394,414	402,533
Lanark Master Issuer PLC floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 0.9201% 12/22/69 (a)(b)(c)	646,967	647,801
Metlife Securitization Trust Series 2017-1A Class A, 3% 4/25/55 (a)	273,408	280,537
Mill City Mortgage Loan Trust:
Series 2016-1 Class A1, 2.5% 4/25/57 (a)	36,118	36,419
Series 2017-2 Class A1, 2.75% 7/25/59 (a)	276,754	281,659
New Residential Mortgage Loan Trust sequential payer:
Series 2019-NQM5 Class A1, 2.7099% 11/25/59 (a)	787,100	814,336
Series 2020-NQM1 Class A1, 2.4641% 1/26/60 (a)	448,219	459,905
Series 2021-NQ1R Class A1, 0.9426% 7/25/55 (a)	1,157,716	1,162,099
OBX Trust:
floater Series 2020-EXP1 Class 2A2, 1 month U.S. LIBOR + 0.950% 1.0416% 2/25/60 (a)(b)(c)	645,855	646,961
Series 2020-EXP1 Class 1A8, 3.5% 2/25/60 (a)(b)	653,434	669,468
Series 2020-EXP2:
Class A8, 3% 5/25/60 (a)	983,701	1,006,894
Class A9, 3% 5/25/60 (a)	241,997	247,339
Series 2020-INV1 Class A5, 3.5% 12/25/49 (a)	237,655	241,857
Onslow Bay Financial LLC:
floater Series 2019-EXP2 Class 2A2, 1 month U.S. LIBOR + 1.200% 1.2916% 6/25/59 (a)(b)(c)	631,247	634,423
floater sequential payer Series 2019-EXP2 Class 2A1A, 1 month U.S. LIBOR + 0.900% 0.9916% 6/25/59 (a)(b)(c)	252,588	252,837
sequential payer:
Series 2021-J1 Class A4, 2.5% 5/25/51 (a)	1,166,716	1,196,069
Series 2021-NQM1:
Class A1, 1.072% 2/25/66 (a)	1,241,184	1,247,578
Class A2, 1.175% 2/25/66 (a)	660,707	663,386
Permanent Master Issuer PLC floater Series-1A Class 1A1, 3 month U.S. LIBOR + 0.550% 0.7338% 7/15/58 (a)(b)(c)	896,000	896,653
PSMC Trust sequential payer Series 2021-1 Class A11, 2.5% 3/25/51 (a)(b)	1,751,751	1,799,943
Sequoia Mortgage Trust:
sequential payer:
Series 2018-CH1 Class A11, 3.5% 2/25/48 (a)	29,228	29,249
Series 2018-CH2 Class A3, 4% 6/25/48 (a)	395,918	401,751
Series 2018-CH2 Class A21, 4% 6/25/48 (a)	176,673	180,035
Series 2018-CH3 Class A19, 4.5% 8/25/48 (a)	87,052	89,013
Series 2018-CH4 Class A2, 4% 10/25/48 (a)	124,999	126,699
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.756% 1/21/70 (a)(b)(c)	3,184,525	3,188,534
Starwood Mortgage Residential Trust:
sequential payer Series 2019-INV1:
Class A1, 2.61% 9/27/49 (a)	87,082	88,261
Class A3, 2.916% 9/27/49 (a)	388,376	396,164
Series 2019-1:
Class A1, 2.941% 6/25/49 (a)	429,755	434,361
Class A3, 3.299% 6/25/49 (a)	555,402	558,581
Series 2020-1 Class A2, 2.408% 2/25/50 (a)	467,069	471,611
Series 2021-2 Class A1, 0.943% 5/25/65 (a)	795,000	791,512
Towd Point Mortgage Trust:
Series 2015-5 Class A1B, 2.75% 5/25/55 (a)	10,324	10,349
Series 2016-1:
Class A1B, 2.75% 2/25/55 (a)	31,422	31,502
Class A3B, 3% 2/25/55 (a)	95,461	96,347
Series 2016-2 Class A1A, 2.75% 8/25/55 (a)	87,596	89,237
Series 2016-3 Class A1, 2.25% 4/25/56 (a)	16,042	16,129
Series 2017-2 Class A1, 2.75% 4/25/57 (a)(b)	212,766	216,045
Series 2017-3 Class A1, 2.75% 7/25/57 (a)(b)	512,460	521,760
Verus Securitization Trust:
sequential payer:
Series 2019-INV3 Class A3, 3.1% 11/25/59 (a)	706,301	723,869
Series 2020-1 Class A3, 2.724% 1/25/60 (a)	669,609	678,877
Series 2020-2 Class A1, 2.226% 5/25/60 (a)	1,394,274	1,407,981
Series 2020-INV1 Class A1, 1.977% 3/25/60 (a)	175,057	176,669
Series 2019-3 Class A3, 3.04% 7/25/59 (a)	1,132,737	1,140,911
Series 2019-4 Class A3, 3% 11/25/59 (a)	352,039	357,463
Series 2019-INV1:
Class A1, 3.402% 12/25/59 (a)(b)	309,497	311,526
Class M1, 4.034% 12/25/59 (a)	195,000	199,728
Series 2019-INV2 Class A2, 3.117% 7/25/59 (a)	854,285	867,109
Series 2020-5 Class A3, 1.733% 5/25/65 (a)	348,177	347,990
Series 2021-1:
Class A2, 1.052% 1/25/66 (a)	493,691	494,670
Class A3, 1.155% 1/25/66 (a)	291,727	291,402
Series 2021-2 Class A1, 1.031% 2/25/66 (a)	644,441	645,431
Series 2021-R1 Class A2, 1.057% 10/25/63 (a)	319,115	318,351
Series 2021-R2 Class A1, 0.918% 2/25/64 (a)	810,495	808,218
Vista Point Securitization Trust sequential payer Series 2020-2 Class A3, 2.496% 4/25/65 (a)	344,620	351,890

TOTAL PRIVATE SPONSOR		58,176,032

U.S. Government Agency - 0.2%
Fannie Mae:
Series 2017-90 Class KA, 3% 11/25/47	697,106	745,287
Series 2018-44 Class PC, 4% 6/25/44	280,502	282,551
Fannie Mae Connecticut Avenue Securities floater:
Series 2017-C02 Class 2ED3, 1 month U.S. LIBOR + 1.350% 1.4416% 9/25/29 (b)(c)	911,149	914,531
Series 2017-C04 Class 2ED2, 1 month U.S. LIBOR + 1.100% 1.1916% 11/25/29 (b)(c)	1,335,083	1,304,777
Series 2017-C05 Class 1ED3, 1 month U.S. LIBOR + 1.200% 1.2916% 1/25/30 (b)(c)	560,486	551,653
Series 2018-C01 Class 1ED2, 1 month U.S. LIBOR + 0.850% 0.9416% 7/25/30 (b)(c)	891,504	875,878
FHLMC Structured Agency Credit Risk Debt Notes floater:
Series 2014-DN3 Class M3, 1 month U.S. LIBOR + 4.000% 4.0916% 8/25/24 (b)(c)	262,228	267,733
Series 2015-DNA3 Class M3, 1 month U.S. LIBOR + 4.700% 4.7916% 4/25/28 (b)(c)	1,286,918	1,330,356
Series 2016-DNA2 Class M3, 1 month U.S. LIBOR + 4.650% 4.7416% 10/25/28 (b)(c)	736,524	770,244
Series 2017-DNA2 Class M1, 1 month U.S. LIBOR + 1.200% 1.2916% 10/25/29 (b)(c)	205,004	205,360
Series 2017-DNA3 Class M1, 1 month U.S. LIBOR + 0.750% 0.8416% 3/25/30 (b)(c)	91,007	91,016
Freddie Mac planned amortization class Series 3713 Class PA, 2% 2/15/40	370,003	376,716
Freddie Mac STACR Trust floater:
Series 18-HQA2 Class M1, 1 month U.S. LIBOR + 0.750% 0.8416% 10/25/48 (a)(b)(c)	64,207	64,207
Series 2018-DNA3:
Class M1, 1 month U.S. LIBOR + 0.750% 0.8416% 9/25/48 (a)(b)(c)	1,831	1,830
Class M2A/S, 1 month U.S. LIBOR + 0.900% 0.9916% 9/25/48 (a)(b)(c)	600,000	598,713
Freddie Mac Whole Loan Securities Trust:
Series 2016-SC02 Class M1, 3.626% 10/25/46 (b)	505,639	502,401
Series 2017-SC02 Class M1, 3.8501% 5/25/47 (a)(b)	70,647	70,480

TOTAL U.S. GOVERNMENT AGENCY		8,953,733

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $66,866,832)		67,129,765

Commercial Mortgage Securities - 1.3%
ALEN Mortgage Trust floater Series 2021-ACEN Class A, 1 month U.S. LIBOR + 1.150% 1.251% 4/15/34 (a)(b)(c)	595,000	595,000
Americold Realty Trust floater Series 2020-ICE5 Class B, 1 month U.S. LIBOR + 1.300% 1.4009% 11/15/37 (a)(b)(c)	1,705,489	1,714,412
Atrium Hotel Portfolio Trust floater Series 2017-ATRM Class A 1 month U.S. LIBOR + 0.930% 1.031% 12/15/36 (a)(b)(c)	1,395,000	1,394,974
Austin Fairmont Hotel Trust floater Series 2019-FAIR Class A, 1 month U.S. LIBOR + 1.050% 1.151% 9/15/32 (a)(b)(c)	615,000	615,000
Banc of America Merrill Lynch Large Loan, Inc. floater Series 2018-DSNY Class A, 1 month U.S. LIBOR + 0.850% 0.951% 9/15/34 (a)(b)(c)	970,000	970,283
BANK Series 2019-BN19 Class A1, 2.263% 8/15/61	391,914	401,821
BX Commercial Mortgage Trust:
floater:
Series 2020-BXLP:
Class C, 1 month U.S. LIBOR + 1.120% 1.221% 12/15/36 (a)(b)(c)	779,076	779,076
Class D, 1 month U.S. LIBOR + 1.250% 1.351% 12/15/36 (a)(b)(c)	744,777	744,777
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7623% 5/15/38 (a)(b)(c)	1,600,000	1,598,558
floater sequential payer Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.901% 12/15/36 (a)(b)(c)	2,286,271	2,289,133
BX Trust:
floater Series 2019-XL Class B, 1 month U.S. LIBOR + 1.080% 1.181% 10/15/36 (a)(b)(c)	421,563	422,158
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.101% 4/15/34 (a)(b)(c)	2,135,000	2,130,927
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.021% 10/15/36 (a)(b)(c)	5,681,738	5,688,014
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0509% 11/15/36 (a)(b)(c)	1,033,000	1,033,312
Class D, 1 month U.S. LIBOR + 1.650% 1.7509% 11/15/36 (a)(b)(c)	1,545,000	1,542,056
CHC Commercial Mortgage Trust floater Series 2019-CHC Class A, 1 month U.S. LIBOR + 1.120% 1.221% 6/15/34 (a)(b)(c)	3,720,923	3,722,048
Citigroup Commercial Mortgage Trust:
sequential payer Series 2012-GC8 Class A/S, 3.683% 9/10/45 (a)	2,157,000	2,218,135
Series 2013-375P Class C, 3.5176% 5/10/35 (a)(b)	560,000	572,874
COMM Mortgage Trust:
sequential payer Series 2013-300P Class A1, 4.353% 8/10/30 (a)	620,000	659,456
Series 2014-CR15 Class B, 4.6683% 2/10/47 (b)	920,000	1,004,425
Series 2014-UBS2 Class B, 4.701% 3/10/47	915,000	991,076
Series 2015-CR22 Class B, 3.926% 3/10/48 (b)	405,000	439,100
Series 2020-CMB Class D, 3.6327% 2/10/37 (a)(b)	560,000	546,872
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class A, 1 month U.S. LIBOR + 0.980% 1.081% 5/15/36 (a)(b)(c)	5,485,000	5,496,648
Class C, 1 month U.S. LIBOR + 1.430% 1.531% 5/15/36 (a)(b)(c)	1,015,000	1,016,222
Class D, 1 month U.S. LIBOR + 1.600% 1.701% 5/15/36 (a)(b)(c)	780,000	781,253
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	455,000	470,117
Series 2020-NET Class D, 3.7042% 8/15/37 (a)(b)	985,000	1,016,312
CSAIL Commercial Mortgage Trust:
sequential payer Series 2015-C3 Class A4, 3.7182% 8/15/48	670,000	735,898
Series 2019-C16 Class A1, 2.3595% 6/15/52	462,426	473,542
CSMC Trust Series 2017-CHOP Class A, 1 month U.S. LIBOR + 0.750% 0.851% 7/15/32 (a)(b)(c)	4,189,000	4,136,056
GCT Commercial Mortgage Trust floater Series 2021-GCT Class A, 1 month U.S. LIBOR + 0.800% 0.901% 2/15/38 (a)(b)(c)	555,000	555,697
Great Wolf Trust floater Series 2019-WOLF:
Class A, 1 month U.S. LIBOR + 1.030% 1.135% 12/15/36 (a)(b)(c)	1,906,000	1,908,383
Class C, 1 month U.S. LIBOR + 1.630% 1.734% 12/15/36 (a)(b)(c)	600,000	597,708
GS Mortgage Securities Corp. Trust floater Series 2021-ROSS Class B, 1 month U.S. LIBOR + 1.600% 1.75% 5/15/26 (a)(b)(c)	685,000	685,204
Intown Hotel Portfolio Trust Series 2018-STAY:
Class A, 1 month U.S. LIBOR + 0.950% 1.051% 1/15/33 (a)(b)(c)	245,000	245,650
Class C, 1 month U.S. LIBOR + 1.500% 1.601% 1/15/33 (a)(b)(c)	205,000	205,473
J.P. Morgan Chase Commercial Mortgage Securities Trust floater Series 2020-609M:
Class B, 1 month U.S. LIBOR + 1.770% 1.871% 10/15/33 (a)(b)(c)	995,000	997,777
Class C, 1 month U.S. LIBOR + 2.170% 2.271% 10/15/33 (a)(b)(c)	805,000	807,489
JPMorgan Chase Commercial Mortgage Securities Trust:
floater:
Series 2018-GW Class A, 1 month U.S. LIBOR + 0.800% 0.901% 5/15/35 (a)(b)(c)	2,440,000	2,442,254
Series 2019-BKWD:
Class A, 1 month U.S. LIBOR + 1.000% 1.101% 9/15/29 (a)(b)(c)	1,911,000	1,913,750
Class B, 1 month U.S. LIBOR + 1.350% 1.451% 9/15/29 (a)(b)(c)	1,830,000	1,828,287
Class C, 1 month U.S. LIBOR + 1.600% 1.701% 9/15/29 (a)(b)(c)	575,000	573,885
sequential payer Series 2014-C20 Class A3A1, 3.4718% 7/15/47	2,400	2,400
Series 2013-C13 Class A4, 3.9936% 1/15/46 (b)	1,148,703	1,221,961
KKR Industrial Portfolio Trust floater Series 2021-KDIP Class D, 1 month U.S. LIBOR + 1.250% 1.3509% 12/15/37 (a)(b)(c)	265,000	264,668
LIFE Mortgage Trust floater Series 2021-BMR Class A, 1 month U.S. LIBOR + 0.700% 0.801% 3/15/38 (a)(b)(c)	1,660,000	1,661,042
Merit floater Series 2020-HILL:
Class A, 1 month U.S. LIBOR + 1.150% 1.251% 8/15/37 (a)(b)(c)	576,000	578,488
Class B, 1 month U.S. LIBOR + 1.400% 1.501% 8/15/37 (a)(b)(c)	825,000	828,392
Class C, 1 month U.S. LIBOR + 1.700% 1.801% 8/15/37 (a)(b)(c)	410,000	411,809
Class D, 1 month U.S. LIBOR + 2.350% 2.451% 8/15/37 (a)(b)(c)	550,000	552,758
MHC Commercial Mortgage Trust floater Series 2021-MHC Class B, 1 month U.S. LIBOR + 1.100% 1.2018% 4/15/38 (a)(b)(c)	710,000	710,215
MHC Trust floater Series 2021-MHC2 Class B, 1 month U.S. LIBOR + 1.100% 1.201% 5/15/23 (a)(b)(c)	660,000	660,414
Morgan Stanley BAML Trust:
Series 2014-C18 Class A/S, 4.11% 10/15/47	370,000	400,900
Series 2016-C30 Class A1, 1.389% 9/15/49	13,635	13,635
Morgan Stanley Capital I Trust:
floater:
Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 0.951% 8/15/33 (a)(b)(c)	5,578,279	5,567,743
Series 2019-NUGS Class D, 1 month U.S. LIBOR + 1.800% 3.3% 12/15/36 (a)(b)(c)	510,000	513,029
sequential payer Series 2014-150E Class A, 3.912% 9/9/32 (a)	1,325,000	1,431,507
Series 2011-C3 Class AJ, 5.2155% 7/15/49 (a)(b)	1,340,479	1,344,452
Series 2019-MEAD Class D, 3.1771% 11/10/36 (a)(b)	1,150,000	1,144,153
New Orleans Hotel Trust floater Series 2019-HNLA Class B, 1 month U.S. LIBOR + 1.289% 1.3897% 4/15/32 (a)(b)(c)	1,585,000	1,571,082
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.91% 4/15/36 (a)(b)(c)	650,000	650,193
Slide floater Series 2018-FUN Class D, 1 month U.S. LIBOR + 1.850% 1.951% 6/15/31 (a)(b)(c)	771,601	760,417
UBS-Barclays Commercial Mortgage Trust floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8881% 4/10/46 (a)(b)(c)	3,020,457	3,011,979
Vista Point Securitization Trust sequential payer Series 2020-1 Class A1, 1.763% 3/25/65 (a)	387,706	391,784
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2 Class A2, 3.02% 7/15/58	332,927	340,242
WF-RBS Commercial Mortgage Trust Series 2012-C6 Class B, 4.697% 4/15/45	760,000	776,370
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $83,580,622)		83,770,725

Municipal Securities - 0.1%
Chicago Transit Auth. Series 2020 B:
1.708% 12/1/22	$40,000	$40,589
1.838% 12/1/23	35,000	35,796
2.064% 12/1/24	105,000	108,443
Connecticut Gen. Oblig. Series A:
1.998% 7/1/24	285,000	298,077
2% 7/1/23	115,000	119,065
2.098% 7/1/25	190,000	199,656
Dallas Fort Worth Int'l. Arpt. Rev. Series 2020 C, 1.329% 11/1/25	245,000	248,604
Houston Arpt. Sys. Rev. Series 2020 C:
0.883% 7/1/22	70,000	70,435
1.054% 7/1/23	120,000	121,487
1.272% 7/1/24	400,000	407,634
Illinois Gen. Oblig. Series 2020 A, 2.25% 10/1/22	1,640,000	1,651,189
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2020 C, 0.764% 3/1/23	360,000	361,774
Port Auth. of New York & New Jersey Series AAA, 1.086% 7/1/23	1,405,000	1,423,346
TOTAL MUNICIPAL SECURITIES
(Cost $5,010,472)		5,086,095

Bank Notes - 0.2%
Capital One NA 2.15% 9/6/22	1,370,000	1,400,045
Discover Bank 3.2% 8/9/21	1,050,000	1,053,260
First Republic Bank 1.912% 2/12/24 (b)	2,031,000	2,077,064
KeyBank NA 2.3% 9/14/22	355,000	364,168
PNC Bank NA 2.95% 1/30/23	695,000	723,742
RBS Citizens NA 3.25% 2/14/22	1,015,000	1,033,852
Truist Bank 1.25% 3/9/23	9,000,000	9,154,399
TOTAL BANK NOTES
(Cost $15,529,258)		15,806,530

Commercial Paper - 0.6%
AT&T, Inc. 0% 12/14/21	2,185,000	2,182,451
HSBC U.S.A., Inc. yankee:
0.4% 10/5/21	10,000,000	9,990,719
0.4% 2/9/22	10,000,000	9,975,442
NatWest Markets PLC yankee 0.35% 4/19/22	10,000,000	9,975,097
Svenska Handelsbanken AB 3 month U.S. LIBOR + 0.090% 0.2783% 7/20/21 (b)(c)	8,000,000	8,001,066
TOTAL COMMERCIAL PAPER
(Cost $40,106,825)		40,124,775
	Shares	Value

Short-Term Funds - 56.1%
Short-Term Funds - 56.1%
Baird Short-Term Bond Fund - Institutional Class	17,677,188	$174,827,385
Baird Ultra Short Bond Fund Institutional Class	38,686,749	389,575,560
BlackRock Low Duration Bond Portfolio Investor A Shares	28,194,673	275,461,955
Fidelity SAI Short-Term Bond Fund (f)	28,473,615	285,020,885
iShares Short Maturity Bond ETF (g)	4,226,791	212,184,908
iShares Short Treasury Bond ETF (g)	1,120,350	123,809,879
iShares Ultra Short-Term Bond ETF	2,140,810	108,153,721
JPMorgan Ultra-Short Income ETF (g)	4,010,821	203,629,382
Metropolitan West Low Duration Bond Fund - Class M	23,665,118	210,619,551
PIMCO Enhanced Low Duration Active ETF (g)	747,550	76,197,772
PIMCO Enhanced Short Maturity Active ETF	3,163,695	322,728,527
PIMCO Short-Term Fund Institutional Class	85,486,764	841,189,729
Prudential Short-Term Corporate Bond Fund, Inc. Class A	1,810,755	20,533,957
T. Rowe Price Ultra Short-Term Bond Fund	44,359,168	225,788,163
TOTAL SHORT-TERM FUNDS
(Cost $3,434,751,210)		3,469,721,374

Money Market Funds - 9.7%
Fidelity Cash Central Fund 0.03%(h)	140,590,238	140,618,356
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (f)(i)	367,658,318	367,658,318
Fidelity Securities Lending Cash Central Fund 0.03%(h)(j)	83,329,481	83,337,814
State Street Institutional U.S. Government Money Market Fund Premier Class 0.03% (i)	8,475,018	8,475,018
TOTAL MONEY MARKET FUNDS
(Cost $600,084,532)		600,089,506
TOTAL INVESTMENT IN SECURITIES - 101.6%
(Cost $6,231,862,543)		6,282,653,197
NET OTHER ASSETS (LIABILITIES) - (1.6)%		(101,864,963)
NET ASSETS - 100%		$6,180,788,234

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	406	Sept. 2021	$89,618,156	$40,658	$40,658
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	152	Sept. 2021	20,054,500	(31,091)	(31,091)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	203	Sept. 2021	25,141,867	(49,451)	(49,451)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	26	Sept. 2021	3,768,781	6,648	6,648

Total Sold					$(73,894)

TOTAL FUTURES CONTRACTS					$(33,236)

The notional amount of futures purchased as a percentage of Net Assets is 1.4%

The notional amount of futures sold as a percentage of Net Assets is 0.8%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $746,356,038 or 12.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $373,478.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated Fund

 (g) Security or a portion of the security is on loan at period end.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) The rate quoted is the annualized seven-day yield of the fund at period end.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$123,711
Fidelity Securities Lending Cash Central Fund	185,239
Total	$308,950

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$38,648,696	$49,958	$38,814,165	$53,671	$127,290	$(11,779)	$--
Fidelity Floating Rate High Income Fund	58,035,797	283,180	58,957,982	283,495	(3,777,578)	4,416,583	--
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	82,618,947	3,309,093,232	3,024,053,861	101,008	--	--	367,658,318
Fidelity SAI Short-Term Bond Fund	--	309,577,661	25,000,000	900,936	25,000	418,224	285,020,885
Fidelity Short-Term Bond Fund	419,380,785	2,691,803	424,000,435	2,968,008	15,690,781	(13,762,934)	--
Total	$598,684,225	$3,621,695,834	$3,570,826,443	$4,307,118	$12,065,493	$(8,939,906)	$652,679,203

 (a) Includes the value of shares purchased or redeemed through in-kind transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,414,790,353	$--	$1,414,790,353	$--
U.S. Government and Government Agency Obligations	145,821,309	--	145,821,309	--
U.S. Government Agency - Mortgage Securities	22,311,796	--	22,311,796	--
Asset-Backed Securities	418,000,969	--	418,000,969	--
Collateralized Mortgage Obligations	67,129,765	--	67,129,765	--
Commercial Mortgage Securities	83,770,725	--	83,770,725	--
Municipal Securities	5,086,095	--	5,086,095	--
Bank Notes	15,806,530	--	15,806,530	--
Commercial Paper	40,124,775	--	40,124,775	--
Short-Term Funds	3,469,721,374	3,469,721,374	--	--
Money Market Funds	600,089,506	600,089,506	--	--
Total Investments in Securities:	$6,282,653,197	$4,069,810,880	$2,212,842,317	$--
Derivative Instruments:
Assets
Futures Contracts	$47,306	$47,306	$--	$--
Total Assets	$47,306	$47,306	$--	$--
Liabilities
Futures Contracts	$(80,542)	$(80,542)	$--	$--
Total Liabilities	$(80,542)	$(80,542)	$--	$--
Total Derivative Instruments:	$(33,236)	$(33,236)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Interest Rate Risk
Futures Contracts(a)	$47,306	$(80,542)
Total Interest Rate Risk	47,306	(80,542)
Total Value of Derivatives	$47,306	$(80,542)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value (including securities loaned of $81,655,101) — See accompanying schedule: Unaffiliated issuers (cost $5,355,650,369)	$5,406,017,824
Fidelity Central Funds (cost $223,951,195)	223,956,170
Other affiliated issuers (cost $652,260,979)	652,679,203
Total Investment in Securities (cost $6,231,862,543)		$6,282,653,197
Cash		287,711
Receivable for investments sold		4,983,614
Receivable for fund shares sold		3,401,786
Interest receivable		6,484,213
Distributions receivable from Fidelity Central Funds		14,111
Receivable for daily variation margin on futures contracts		22,294
Prepaid expenses		15,628
Other receivables		134,142
Total assets		6,297,996,696
Liabilities
Payable for investments purchased
Regular delivery	$18,942,569
Delayed delivery	7,501,867
Payable for fund shares redeemed	6,460,098
Distributions payable	577,350
Accrued management fee	214,026
Other payables and accrued expenses	197,277
Collateral on securities loaned	83,315,275
Total liabilities		117,208,462
Net Assets		$6,180,788,234
Net Assets consist of:
Paid in capital		$6,130,243,944
Total accumulated earnings (loss)		50,544,290
Net Assets		$6,180,788,234
Net Asset Value, offering price and redemption price per share ($6,180,788,234 ÷ 609,904,356 shares)		$10.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$33,070,095
Affiliated issuers		3,140,587
Interest		32,250,299
Income from Fidelity Central Funds (including $185,239 from security lending)		308,950
Total income		68,769,931
Expenses
Management fee	$18,350,655
Custodian fees and expenses	47,623
Independent trustees' fees and expenses	61,200
Registration fees	148,174
Audit	69,851
Legal	19,172
Miscellaneous	112,645
Total expenses before reductions	18,809,320
Expense reductions	(15,672,388)
Total expenses after reductions		3,136,932
Net investment income (loss)		65,632,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,735,196
Fidelity Central Funds	17,457
Other affiliated issuers	12,065,493
Futures contracts	719,545
Capital gain distributions from underlying funds:
Unaffiliated issuers	1,576,254
Affiliated issuers	1,166,531
Total net realized gain (loss)		40,280,476
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	32,997,605
Fidelity Central Funds	1
Other affiliated issuers	(8,939,906)
Futures contracts	(9,727)
Total change in net unrealized appreciation (depreciation)		24,047,973
Net gain (loss)		64,328,449
Net increase (decrease) in net assets resulting from operations		$129,961,448

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021	Year ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,632,999	$169,307,872
Net realized gain (loss)	40,280,476	13,007,378
Change in net unrealized appreciation (depreciation)	24,047,973	9,847,421
Net increase (decrease) in net assets resulting from operations	129,961,448	192,162,671
Distributions to shareholders	(70,450,374)	(168,201,353)
Share transactions
Proceeds from sales of shares	3,198,769,089	2,771,783,132
Reinvestment of distributions	56,384,302	153,886,892
Cost of shares redeemed	(5,182,916,407)	(2,045,344,183)
Net increase (decrease) in net assets resulting from share transactions	(1,927,763,016)	880,325,841
Total increase (decrease) in net assets	(1,868,251,942)	904,287,159
Net Assets
Beginning of period	8,049,040,176	7,144,753,017
End of period	$6,180,788,234	$8,049,040,176
Other Information
Shares
Sold	315,709,701	277,408,378
Issued in reinvestment of distributions	5,562,128	15,320,138
Redeemed	(511,257,803)	(204,536,004)
Net increase (decrease)	(189,985,974)	88,192,512

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Short Duration Fund

Years ended May 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.06	$10.04	$10.03	$10.05	$10.01
Income from Investment Operations
Net investment income (loss)A	.106	.229	.254	.168	.136
Net realized and unrealized gain (loss)	.081	.020	.018	(.028)	.033
Total from investment operations	.187	.249	.272	.140	.169
Distributions from net investment income	(.112)	(.229)	(.259)	(.160)	(.129)
Distributions from net realized gain	(.005)	–	(.003)	–	–
Total distributions	(.117)	(.229)	(.262)	(.160)	(.129)
Net asset value, end of period	$10.13	$10.06	$10.04	$10.03	$10.05
Total ReturnB	1.86%	2.51%	2.75%	1.40%	1.69%
Ratios to Average Net AssetsC,D,E
Expenses before reductions	.30%	.30%	.32%	.35%	.36%
Expenses net of fee waivers, if any	.05%	.05%	.07%	.10%	.10%
Expenses net of all reductions	.05%	.05%	.07%	.10%	.10%
Net investment income (loss)	1.05%	2.28%	2.54%	1.67%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$6,180,788	$8,049,040	$7,144,753	$8,841,193	$9,920,937
Portfolio turnover rateE	102%	58%	33%	25%	26%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, municipal securities, U.S. government and government agency obligations, commercial paper and certificates of deposit are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Short Duration Fund	$134,138

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards, futures contracts, short-term gain distributions from the Underlying Funds, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$52,657,574
Gross unrealized depreciation	(1,474,162)
Net unrealized appreciation (depreciation)	$51,183,412
Tax Cost	$6,231,469,785

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,665,308
Capital loss carryforward	$(6,304,429)
Net unrealized appreciation (depreciation) on securities and other investments	$51,183,412

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-term	$(6,304,429)

The tax character of distributions paid was as follows:

	May 31, 2021	May 31, 2020
Ordinary Income	$70,450,374	$ 168,201,353

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Short Duration Fund	5,569,096,354	7,111,772,213

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Short Duration Fund	$740

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Reallocation of Underlying Fund Investments. During the period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Short-Term Bond Fund in exchange for shares Fidelity SAI Short-Term Bond Fund. The Fund redeemed 29,295,214 shares of Fidelity Short-Term Bond Fund in exchange for 25,893,567 shares of Fidelity SAI Short-Term Bond Fund with a value of $258,676,739. The net realized gains of $9,260,000 on the Fund's redemptions of Fidelity Short Term Bond Fund shares is included in "Net realized gain (loss) on Other affiliated issuers." in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Short Duration Fund	$14,004

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $ 15,644,961.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $27,427.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Short Duration Fund
Fidelity SAI Short-Term Bond Fund	16%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Short Duration Fund	.05%
Actual		$1,000.00	$1,003.90	$.25
Hypothetical-C		$1,000.00	$1,024.68	$.25

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 3.80% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $49,872,714 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	5,104,820,048.35	86.600
Against	329,800,777.16	5.594
Abstain	460,156,413.94	7.806
Broker Non-Vote	0.00	0.000
TOTAL	5,894,777,239.45	100.000

PROPOSAL 5

To approve a sub-subadvisory agreement between FIAM LLC (FIAM) and FMR Investment Management (UK) Limited (FMR UK).

	# of Votes	% of Votes
Affirmative	5,271,166,307.76	89.421
Against	225,238,983.44	3.821
Abstain	398,371,948.25	6.758
Broker Non-Vote	0.00	0.000
TOTAL	5,894,777,239.45	100.000

PROPOSAL 6

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Hong Kong) Limited (FMR H.K.).

	# of Votes	% of Votes
Affirmative	5,195,633,592.20	88.140
Against	278,351,890.70	4.722
Abstain	420,791,756.55	7.138
Broker Non-Vote	0.00	0.000
TOTAL	5,894,777,239.45	100.000

PROPOSAL 7

To approve a sub-subadvisory agreement between FIAM and Fidelity Management & Research (Japan) Limited (FMR Japan).

	# of Votes	% of Votes
Affirmative	5,265,653,754.88	89.328
Against	229,669,288.91	3.896
Abstain	399,454,195.66	6.776
Broker Non-Vote	0.00	0.000
TOTAL	5,894,777,239.45	100.000
Proposal 1 reflects trust wide proposal and voting results.

ASD-ANN-0721
1.934458.109

Strategic Advisers® Tax-Sensitive Short Duration Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreements
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Life of fundA
Strategic Advisers® Tax-Sensitive Short Duration Fund	1.01%	1.50%

 A From December 28, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Tax-Sensitive Short Duration Fund on December 28, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Period Ending Values
$10,521	Strategic Advisers® Tax-Sensitive Short Duration Fund
$10,643	Bloomberg Barclays Municipal Bond 1 Year (1-2 Y) Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a solid gain for the 12 months ending May 31, 2021, supported by successive federal stimulus programs and better-than-expected fiscal performance from many state and local governments that fueled robust demand for tax-exempt investments. The Bloomberg Barclays Municipal Bond Index rose 4.74% for the period. Munis staged a sharp rebound in June and July 2020 as the market attracted significant shareholder inflows amid an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Tax collections took less of a hit than originally feared and historic aid from Congress for muni issuers helped fill budget gaps. Muni bond gains were somewhat more muted in the late summer and early fall, partly reflecting investor concerns that potential stimulus-induced inflation could rise and diminish real bond returns. After the U.S. elections in November and through January 2021, the muni market rally accelerated along with the expanding reopening of the economy and the rollout of effective COVID-19 vaccination programs. Investor demand for tax-exempt munis increased in response to the Biden administration’s plan to push for higher taxes to fund health care, education and infrastructure programs. For the remainder of the period, muni market gains were somewhat subdued by resurgent inflation worries and concerns that the Federal Reserve might start tapering its monthly purchases of bonds sooner than expected.

Comments from Lead Portfolio Manager Chris Heavey:  For the fiscal year May 31, 2021, the Fund gained 1.01%, outpacing the 0.37% increase in the benchmark Strategic Advisers® Tax-Sensitive Short-Duration Composite Index. During the period, credit fundamentals largely improved for municipal issuers, aided by $350 billion of support from the federal government to state and local governments. Within this environment, bond spreads tightened, providing a boost to prices. State and local governments issued a substantial amount of bonds in the taxable rather than tax-free market, helping to create a favorable supply-and-demand backdrop for the municipal market. Within the Fund, all of our sub-advised strategies contributed versus the benchmark, led by two from FIAM® – Limited Term Municipal Income (+2.7%) and Conservative Income Municipal Bond (+1.3%) – along with the Ultra-Short Fixed Income mandate from Wells Capital (+1.3%). FIAM Limited Term benefited from overall interest-rate positioning, FIAM Conservative Income added value via holdings of municipal bonds with BBB credit ratings, and Wells provided a boost by having slightly greater interest-rate exposure than the benchmark. On the downside, cash marginally detracted from the Fund’s relative result. In terms of portfolio changes, during the fourth quarter of 2020, we increased the diversification of the Fund’s manager lineup by adding Vanguard Short-Term Tax-Exempt Bond Fund and Federated Hermes Municipal Ultrashort Fund. Looking ahead, I believe the tax-rate increases proposed by the Biden administration should enhance the value proposition of municipal bonds. Though we continue to like bonds rated BBB, due to tight credit spreads, the current range of attractive investment opportunities is limited, especially among longer-dated maturities within our investment universe. We plan to maintain the Fund’s exposure to this area of the market for the comparative yield advantage it provides and are closely monitoring new-issuance trends.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

(excluding cash equivalents)	% of fund's net assets
JPMorgan Ultra-Short Municipal Fund Class I	11.5
Vanguard Mun Bd Fund, Inc.	3.4
New York Metropolitan Transportation Authority Rev.	1.6
Texas General Obligation	1.2
New York City Gen. Oblig.	0.9
Denver City & County Airport Rev.	0.8
New Jersey Transportation Trust Fund Auth.	0.8
Federated Hermes Municipal Ultrashort Fund Institutional Shares	0.8
Port Arthur Navigation Dist. Environmental Facilities Rev.	0.7
Illinois Gen. Oblig.	0.7

Top Five Sectors as of May 31, 2021

% of fund's net assets
General Obligations	17.3
Transportation	9.8
Health Care	6.5
Synthetics	6.5
Electric Utilities	4.9

Quality Diversification (% of fund's net assets)

As of May 31, 2021
AAA,AA,A	38.0%
BBB	5.5%
Not Rated	1.4%
Equities	15.8%
Short-Term Investments and Net Other Assets	39.3%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Municipal Bonds	24.6%
Short-Term Funds	15.5%
Investment Companies	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	59.8%

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 45.1%
	Principal Amount	Value
Alabama - 0.5%
Alabama Pub. School & College Auth. Rev. Series 2020 A:
5% 11/1/22	$1,500,000	$1,603,801
5% 11/1/24	1,500,000	1,738,427
Alabama Spl. Care Facilities Fing. Auth. Birmingham Rev. Bonds Series 2006 C1, 1.85%, tender 11/1/22 (a)	1,025,000	1,049,601
Birmingham Arpt. Auth. Arpt. Series 2020:
5% 7/1/24 (Build America Mutual Assurance Insured)	325,000	371,239
5% 7/1/25 (Build America Mutual Assurance Insured)	325,000	383,585
Black Belt Energy Gas District:
(Proj. No. 4) Series 2019 A:
4% 6/1/21	1,250,000	1,250,000
4% 6/1/23	1,750,000	1,876,822
Bonds Series 2017 A, 4%, tender 7/1/22 (a)	4,750,000	4,924,555
Series 2021 A:
4% 12/1/21	435,000	443,072
4% 6/1/22	340,000	352,469
4% 12/1/22	470,000	495,928
4% 6/1/23	400,000	429,154
4% 12/1/23	435,000	474,233
Chatom Indl. Dev. Board Gulf Opportunity Zone Series 2020, 5% 8/1/23 (FSA Insured)	1,350,000	1,482,022
Health Care Auth. for Baptist Health Series 2006 B, 0.35%, tender 11/15/37 (a)	1,150,000	1,150,000
Lower Alabama Gas District (No. 2 Proj.) Series 2020, 4% 12/1/21	100,000	101,840
Mobile County Board of School Commissioners:
Series 2016 A:
5% 3/1/22	15,000	15,535
5% 3/1/23	20,000	21,591
5% 3/1/24	25,000	28,165
5% 3/1/25	25,000	29,183
Series 2016 B:
5% 3/1/22	80,000	82,851
5% 3/1/23	405,000	437,220
5% 3/1/24	45,000	50,696
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1%, tender 6/26/25 (a)	600,000	608,232
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/22	70,000	72,028
Southeast Alabama Gas Supply District Bonds Series 2018 A, 4%, tender 4/1/24 (a)	4,000,000	4,362,403
Southeast Energy Auth. Rev. Bonds (Proj. No. 1) Series 2021 A:
4% 10/1/22	355,000	372,489
4% 10/1/23	425,000	460,137
Univ. of South Alabama Univ. Rev. Series 2021, 4% 4/1/26	500,000	578,044

TOTAL ALABAMA		25,245,322

Alaska - 0.2%
Alaska Gen. Oblig. Series 2013 B, 5% 8/1/21	300,000	302,406
Alaska Hsg. Fin. Corp. Series 2021 A:
3% 12/1/23	450,000	480,923
3% 6/1/24	400,000	431,931
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2020 A:
0.3% 12/1/21	665,000	665,419
0.35% 6/1/22	660,000	661,027
0.4% 12/1/22	750,000	751,520
Alaska Int'l. Arpts. Revs. Series 2016 C:
5% 10/1/22 (b)	1,105,000	1,173,029
5% 10/1/23 (b)	425,000	470,086
Alaska Muni. Bond Bank:
Series 1, 5% 12/1/21	1,000,000	1,024,132
Series 2021 1, 5% 12/1/22 (c)	2,190,000	2,343,523
Anchorage Gen. Oblig.:
Series B, 5% 9/1/22	30,000	31,818
Series C, 5% 9/1/22	20,000	21,212

TOTAL ALASKA		8,357,026

Arizona - 1.4%
Arizona Board of Regents Arizona State Univ. Rev.:
Series 2015 B, 5% 7/1/26	790,000	931,354
Series 2021:
5% 8/1/24	1,000,000	1,148,466
5% 8/1/25	700,000	831,637
Arizona Board of Regents Ctfs. of Prtn. Series 2015 A, 5% 6/1/22	150,000	157,194
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/24	195,000	225,037
5% 10/1/25	570,000	680,695
Arizona Health Facilities Auth. Rev.:
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A:
5% 12/1/21	25,000	25,603
5% 12/1/22	15,000	16,084
5% 12/1/23	20,000	22,370
5% 12/1/24	45,000	52,257
Bonds Series 2013 A3, SIFMA Municipal Swap Index + 1.850% 1.9%, tender 2/1/23 (a)(d)	2,000,000	2,026,319
Series 2015 A, 5% 1/1/23	160,000	172,199
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2020 A:
5% 2/1/24	600,000	674,148
5% 2/1/26	750,000	901,551
Arizona State Univ. Revs. Series 2019 A, 5% 7/1/21	225,000	225,895
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 2.4%, tender 8/14/23 (a)	5,100,000	5,324,667
Series 2007, 2.7%, tender 8/14/23 (a)(b)	6,820,000	7,152,909
Series 2019, 5%, tender 6/3/24 (a)(b)	5,610,000	6,351,983
Coconino County Poll. Cont. Corp. Rev. Bonds:
Series 2017 A, 1.875%, tender 3/31/23 (a)(b)	1,145,000	1,174,073
Series 2017 B, 1.65%, tender 3/31/23 (a)	1,020,000	1,044,199
Glendale Union School District 205 Series A:
5% 7/1/24 (FSA Insured)	225,000	256,639
5% 7/1/25 (FSA Insured)	225,000	265,559
Glendale Gen. Oblig.:
Series 2015, 5% 7/1/22 (FSA Insured)	20,000	21,054
Series 2017, 5% 7/1/22	75,000	78,953
Glendale Trans. Excise Tax Rev. Series 2015:
5% 7/1/21 (FSA Insured)	15,000	15,059
5% 7/1/22 (FSA Insured)	25,000	26,318
5% 7/1/23 (FSA Insured)	30,000	32,992
Maricopa County Indl. Dev. Auth. Series 2019 A, 5% 9/1/23	365,000	404,159
Maricopa County Rev.:
Bonds:
Series 2019 B, SIFMA Municipal Swap Index + 0.380% 0.43%, tender 10/18/22 (a)(d)	4,065,000	4,059,053
Series B, 5%, tender 10/18/22 (a)	2,980,000	3,171,991
Series 2016 A, 5% 1/1/25	105,000	122,086
Maricopa County Spl. Health Care District Gen. Oblig. Series 2021 D, 5% 7/1/25 (c)	1,000,000	1,181,502
Maricopa County Unified School District #48 Scottsdale Series D, 4% 7/1/23	500,000	539,927
Mesa Util. Sys. Rev.:
Series 2016, 5% 7/1/25	1,015,000	1,202,032
Series 2020, 5% 7/1/24	635,000	726,819
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/21 (b)	2,750,000	2,760,638
Series 2017 A, 5% 7/1/22 (b)	715,000	752,047
Series 2017 D:
5% 7/1/22	840,000	883,524
5% 7/1/24	250,000	285,568
Series 2018, 5% 7/1/23 (b)	1,100,000	1,208,498
Series 2019 B:
5% 7/1/22 (b)	725,000	761,754
5% 7/1/23 (b)	1,000,000	1,095,338
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2014 B, 5% 7/1/21	200,000	200,797
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 0.2%, tender 12/1/35 (a)(b)	23,880,000	23,880,795
Pima County Ctfs. of Prtn. Series 2014:
5% 12/1/21	50,000	51,212
5% 12/1/22	130,000	139,417
5% 12/1/23	75,000	83,687
Pima County Swr. Sys. Rev. Series 2020 A, 5% 7/1/23	270,000	297,048
Tucson Ctfs. of Prtn.:
Series 2015:
5% 7/1/22 (FSA Insured)	290,000	304,929
5% 7/1/23 (FSA Insured)	200,000	218,848
Series 2016, 4% 7/1/21 (FSA Insured)	260,000	260,790
Western Maricopa Ed. Ctr. District Series 2019 B, 4% 7/1/21	1,365,000	1,369,249
Yavapai County Indl. Dev. Auth.:
Series 2016, 5% 8/1/23	275,000	302,333
Series 2019:
5% 8/1/21	225,000	226,771
5% 8/1/22	425,000	448,700
5% 8/1/23	355,000	390,285
Yuma Pledged Rev. Series 2021:
4% 7/1/24	300,000	332,619
4% 7/1/25	505,000	573,481

TOTAL ARIZONA		78,071,111

Arkansas - 0.1%
Arkansas Dev. Fin. Auth. Multi-family Hsg. Rev. (NLR Rad Family Homes Proj.) Series 2020, 1.2%, tender 9/1/22 (a)	5,000,000	5,056,347
Arkansas Dev. Fin. Auth. Pub. Safety Charges (Arkansas Division of Emergency Mgmt. Proj.) Series 2020, 5% 6/1/24	565,000	641,782
Batesville Pub. Facilities Board Series 2020:
5% 6/1/22	590,000	611,896
5% 6/1/23	790,000	835,133

TOTAL ARKANSAS		7,145,158

California - 2.9%
ABAG Fin. Auth. for Nonprofit Corps. Rev. (Sharp HealthCare Proj.) Series 2012 A, 4% 8/1/21	250,000	251,583
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series 2017 G, 2%, tender 4/1/24 (a)	1,120,000	1,161,242
Series 2021 B, 0.280% x SIFMA Municipal Swap Index 0.33%, tender 4/1/24 (a)(d)	2,500,000	2,493,635
Series A, 2.95%, tender 4/1/26 (a)	115,000	126,354
Series B, 2.85%, tender 4/1/25 (a)	95,000	102,744
Burbank Glendale Pasadena Arpt. Auth. Rev. Series B, 5% 7/1/23 (b)	1,290,000	1,414,401
California Gen. Oblig.:
Bonds Series 2013, SIFMA Municipal Swap Index + 0.380% 0.43%, tender 12/1/22 (a)(d)	3,270,000	3,272,547
Series 2011:
5% 10/1/21	250,000	254,070
5.25% 9/1/22	35,000	37,253
Series 2015, 5% 3/1/23	310,000	336,370
Series 2020:
5% 3/1/22	3,180,000	3,297,254
5% 11/1/24	500,000	580,217
Series 2021:
4% 12/1/22	4,150,000	4,393,097
5% 12/1/22	4,000,000	4,294,148
5% 9/1/23 (c)	1,000,000	1,096,011
5% 12/1/23	2,000,000	2,239,103
5% 12/1/24	565,000	657,618
California Health Facilities Fing. Auth. Rev.:
Bonds:
(Stanford Hosp. & Clinics Proj.) Series 2008 B2, 0.12%, tender 6/15/21 (a)	4,000,000	4,000,000
Series 2009 C, 5%, tender 10/18/22 (a)	835,000	890,236
Series 2017 A, 5%, tender 11/1/22 (a)	210,000	224,486
Series 2017 C, 5%, tender 11/1/22 (a)	400,000	427,592
Series 2021 A, 3%, tender 8/15/25 (a)	2,000,000	2,212,821
Series 2011, 5% 8/15/21	200,000	202,006
Series 2014 A, 5% 10/1/21	325,000	330,258
Series 2015, 5% 11/15/23	200,000	223,771
Series 2016 A, 5% 8/15/21	245,000	247,457
Series 2018 A, 5% 11/15/22	195,000	208,534
Series A, 4% 11/15/21	405,000	411,974
California Infrastructure and Econ. Dev. Bank Rev. Bonds:
(Brightline West Passenger Rail Proj.) Series 2020 A, 0.45%, tender 7/1/21 (a)(b)(e)	4,000,000	4,000,223
Series 2018 A, 1 month U.S. LIBOR + 0.380% 0.444%, tender 6/3/21 (a)(d)	400,000	400,030
Series 2018 C, 1 month U.S. LIBOR + 0.380% 0.444%, tender 6/3/21 (a)(d)	4,765,000	4,765,360
Series 2018 D, 1 month U.S. LIBOR + 0.380% 0.444%, tender 6/2/21 (a)(d)	7,600,000	7,600,575
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.7%, tender 12/1/23 (a)(b)	1,600,000	1,620,319
Series 2020, 0.2%, tender 6/1/21 (a)(b)	4,200,000	4,200,000
California Muni. Fin. Auth. Solid Waste Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010, 0.15%, tender 7/1/21 (a)	3,300,000	3,300,026
California Muni. Fin. Auth. Student Hsg. (CHF Davis II, L.L.C. Orchard Park Student Hsg. Proj.) Series 2021, 5% 5/15/24 (Build America Mutual Assurance Insured)	500,000	568,604
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2017 A1, 0.18%, tender 7/15/21 (a)(b)(e)	3,800,000	3,799,954
Series 2017 A2, 0.18%, tender 7/15/21 (a)(b)(e)	5,600,000	5,599,933
California Pub. Fin. Auth. Rev. Series 2021 A:
4% 10/15/23	285,000	306,816
4% 10/15/24	380,000	419,546
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2021 B, 5% 5/1/24	1,095,000	1,245,824
California School Cash Reserve Prog. Auth. Series 2021 L, 2% 1/31/22	7,000,000	7,087,147
California Statewide Cmntys. Dev. Auth. Rev. Series 2007:
0.13%, tender 7/1/41 (FSA Insured) (a)	4,475,000	4,475,000
0.23%, tender 7/1/40 (FSA Insured) (a)	4,275,000	4,275,000
Cathedral City Redev. Agcy. (Merged Redev. Proj.) Series 2021 C:
4% 8/1/21	250,000	251,379
4% 8/1/22	200,000	207,610
4% 8/1/23	225,000	241,153
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 4% 6/1/21	450,000	450,000
Series 2015 A, 5% 6/1/21	200,000	200,000
Series 2017 A1:
5% 6/1/21	270,000	270,000
5% 6/1/22	40,000	41,875
5% 6/1/23	45,000	49,153
5% 6/1/24	25,000	28,363
Series A, 0% 6/1/24 (AMBAC Insured)	75,000	73,838
Long Beach Hbr. Rev.:
Series 2020 B, 5% 5/15/24 (b)	750,000	847,454
Series 2020 C, 4% 7/15/21	2,500,000	2,511,692
Los Angeles Dept. Arpt. Rev.:
Series 2016 A, 5% 5/15/22 (b)	250,000	261,432
Series 2017 A, 5% 5/15/24 (b)	305,000	346,269
Series 2017 B, 5% 5/15/23 (b)	800,000	874,253
Series 2019 F, 5% 5/15/24 (b)	2,610,000	2,963,150
Series 2020 C, 5% 5/15/24 (b)	250,000	283,827
Series F, 5% 5/15/22 (b)	1,700,000	1,777,739
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2018 B, 4% 1/1/22	200,000	203,904
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev. Series A, 4% 7/1/21	200,000	200,632
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/22 (b)	1,175,000	1,239,244
Los Angeles Reg'l. Arpts. Impt. Rev. Series 2012, 4.5% 1/1/27 (b)	375,000	383,921
Los Angeles Unified School District:
Series 2014 D, 5% 7/1/21	250,000	250,988
Series 2018 B1, 5% 7/1/21	340,000	341,343
Series 2020 C, 5% 7/1/23	1,200,000	1,320,742
Series 2020 RYQ, 5% 7/1/21	365,000	366,442
Metropolitan Wtr. District of Southern California Wtr. Rev. Bonds Series 2017 C, SIFMA Municipal Swap Index + 0.140% 0.3%, tender 6/3/21 (a)(d)	1,000,000	1,000,002
Northern California Pwr. Agcy. Rev.:
Series 2018 A, 5% 7/1/21	425,000	426,662
Series 2019 E, 5% 7/1/21	200,000	200,782
Oakland Unified School District Alameda County Series 2013, 5.5% 8/1/23	20,000	21,725
Palomar Pomerado Health Care Dis:
Series 2006 A, 0.77%, tender 11/1/36 (FSA Insured) (a)	4,900,000	4,900,000
Series 2006 B, 0.68%, tender 11/1/36 (FSA Insured) (a)	4,700,000	4,700,000
Series 2006 C, 0.68%, tender 11/1/36 (FSA Insured) (a)	2,300,000	2,300,000
Port of Oakland Rev.:
Series 2012 P, 5% 5/1/23 (Pre-Refunded to 5/1/22 @ 100) (b)	335,000	349,801
Series 2017 D:
5% 11/1/23 (b)	500,000	553,412
5% 11/1/24 (b)	100,000	114,607
Series H:
5% 5/1/22 (b)	2,750,000	2,863,112
5% 5/1/23 (b)	5,515,000	5,982,525
5% 5/1/24 (b)	930,000	1,047,946
Riverside County Teeter Plan Series A, 0.5% 10/21/21	590,000	590,902
San Diego County Reg'l. Arpt. Auth. Arpt. Rev.:
Series 2013 A:
5% 7/1/21	375,000	376,482
5% 7/1/22	200,000	210,587
Series 2013 B:
5% 7/1/21 (b)	1,145,000	1,149,392
5% 7/1/22 (b)	1,800,000	1,892,460
Series 2019 B, 5% 7/1/22 (b)	250,000	262,702
Series 2020 C:
5% 7/1/22 (b)	1,475,000	1,549,940
5% 7/1/23 (b)	545,000	597,557
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series A, 5% 10/1/22	4,050,000	4,313,945
San Diego Pub. Facilities Fing. Auth. Lease Rev. Series 2016, 5% 10/15/22	1,940,000	2,070,080
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series 2020 A:
5% 8/1/21	250,000	252,026
5% 8/1/22	250,000	264,365
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2013 A, 5% 5/1/22 (Escrowed to Maturity) (b)	500,000	521,854
Series 2016 A:
5% 5/1/22 (Escrowed to Maturity)	1,000,000	1,044,654
5% 5/1/23	225,000	245,795
Series 2019 A:
5% 1/1/22 (b)	3,025,000	3,108,962
5% 1/1/24 (b)	655,000	732,323
5% 1/1/25 (b)	575,000	665,228
Series 2019 H, 5% 5/1/23 (b)	2,000,000	2,180,001
San Jose Int. Arpt. Rev.:
Series 2014 A, 5% 3/1/23 (Escrowed to Maturity) (b)	1,400,000	1,516,374
Series 2017 B, 5% 3/1/23 (Escrowed to Maturity)	200,000	216,993
Series 2021 A, 5% 3/1/24 (b)	1,000,000	1,125,113
Series 2021 B, 5% 3/1/24	500,000	565,056
San Pablo Redev. Agcy. Series 2014 A, 5% 6/15/24 (FSA Insured)	30,000	34,046
Washington Township Health Care District Rev. Series A:
5% 7/1/21	350,000	351,233
5% 7/1/22	200,000	209,313
5% 7/1/23	200,000	217,452

TOTAL CALIFORNIA		155,762,951

Colorado - 0.8%
Colorado Bridge Enterprise Rev. Series 2017, 4% 6/30/24 (b)	1,330,000	1,447,569
Colorado Ctfs. of Prtn. Series 2020 A, 5% 12/15/21	2,000,000	2,052,805
Colorado Health Facilities Auth.:
Bonds:
(Valley View Hosp. Assoc. Proj.) Series 2018, 2.8%, tender 5/15/23 (a)	480,000	496,558
Series 2019 B:
5%, tender 8/1/25 (a)	300,000	348,816
5%, tender 8/1/26 (a)	340,000	407,638
5%, tender 11/19/26 (a)	1,590,000	1,955,001
Series 2019 A:
5% 11/1/21	400,000	407,950
5% 1/1/23	870,000	936,331
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) Series 1991 A, 0% 7/15/22 (Escrowed to Maturity)	620,000	618,407
Colorado Health Facilities Auth. Rev. Bonds:
Series 2008 D3, 5%, tender 11/12/21 (a)	115,000	117,378
Series 2016 C, 5%, tender 11/15/23 (a)	355,000	396,542
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	180,000	201,837
Series 2019 H, 4.25% 11/1/49	100,000	112,215
Colorado Reg'l. Trans. District (Denver Transit Partners Eagle P3 Proj.) Series 2020:
5% 1/15/24	750,000	835,395
5% 1/15/25	650,000	747,656
Colorado Reg'l. Trans. District Ctfs. of Prtn.:
Series 2013 A, 5% 6/1/23	250,000	272,931
Series 2014 A, 5% 6/1/23	85,000	92,796
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2017C-2, 5%, tender 3/1/22 (a)	1,120,000	1,133,305
Denver City & County Arpt. Rev.:
(Sub Lien Proj.) Series 2013 A, 5% 11/15/21(b)	900,000	919,694
Series 2011 A, 5.25% 11/15/22 (b)	1,750,000	1,789,466
Series 2012 A:
5% 11/15/22 (b)	520,000	555,696
5% 11/15/23 (b)	250,000	267,351
Series 2012 B:
5% 11/15/21	400,000	408,808
5% 11/15/22	250,000	267,579
Series 2013 A, 5% 11/15/22 (b)	500,000	534,323
Series 2013 B, 5% 11/15/21	360,000	367,928
Series 2016 A, 5% 11/15/23	300,000	334,949
Series 2017 A:
5% 11/15/21 (b)	1,065,000	1,088,304
5% 11/15/22 (b)	3,455,000	3,692,174
Series 2018 A:
5% 12/1/21 (b)	1,000,000	1,024,030
5% 12/1/23 (b)	250,000	278,226
5% 12/1/29 (b)	185,000	234,122
Series 2020 A1, 5% 11/15/22	3,200,000	3,425,013
Series 2020 B1:
5% 11/15/21 (b)	3,855,000	3,939,355
5% 11/15/22 (b)	4,045,000	4,322,676
5% 11/15/23 (b)	935,000	1,040,019
E-470 Pub. Hwy. Auth. Rev.:
Bonds:
Series 2019 A, 1 month U.S. LIBOR + 0.420% 0.482%, tender 6/3/21 (a)(d)	2,250,000	2,250,013
Series 2021 B, U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.350% 0%, tender 9/1/24 (a)(d)	3,250,000	3,250,001
Series 2020 A:
5% 9/1/23	275,000	303,520
5% 9/1/24	450,000	514,769
5% 9/1/25	300,000	354,631
Series B, 0% 9/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	830,000	829,133
Vauxmont Metropolitan District Series 2019:
5% 12/15/22 (FSA Insured)	100,000	106,889
5% 12/15/23 (FSA Insured)	120,000	133,269

TOTAL COLORADO		44,813,068

Connecticut - 1.7%
Bridgeport Gen. Oblig. Series 2020, 1.5% 12/9/21	1,500,000	1,506,871
City of New Haven Series A, 5% 8/1/22	1,000,000	1,048,063
Connecticut Gen. Oblig.:
Series 2011 D, 5% 11/1/22	185,000	188,734
Series 2012 C, 5% 6/1/21	1,290,000	1,290,000
Series 2013 A, 1.04% 3/1/25 (a)	510,000	521,341
Series 2014 A, 4% 3/1/22	450,000	463,128
Series 2014 H, 5% 11/15/21	925,000	945,670
Series 2015 A:
4% 3/15/23	250,000	267,226
5% 3/15/22	1,260,000	1,308,569
5% 3/15/23	280,000	304,286
Series 2015 B, 5% 6/15/21	670,000	671,195
Series 2015 C:
SIFMA Municipal Swap Index + 0.900% 0.95% 6/15/21 (a)(d)	2,500,000	2,500,562
5% 6/15/22	400,000	420,268
Series 2015, 4% 11/15/21	290,000	295,168
Series 2016 A:
5% 3/15/24	380,000	430,091
5% 3/15/26	70,000	84,794
Series 2016 B:
5% 5/15/22	575,000	601,861
5% 5/15/24	575,000	654,991
Series 2016 D, 5% 8/15/21	505,000	510,054
Series 2016 E, 5% 10/15/23	240,000	267,126
Series 2016 G, 5% 11/1/21	1,200,000	1,224,512
Series 2017 B, 3% 4/15/22	500,000	512,627
Series 2018 B, 5% 4/15/22	810,000	844,532
Series 2018 F:
5% 9/15/21	665,000	674,390
5% 9/15/22	225,000	239,119
Series 2019 A:
5% 4/15/22	670,000	698,563
5% 4/15/23	1,000,000	1,090,709
Series 2020 A, 5% 1/15/23	1,740,000	1,877,056
Series 2021 D:
5% 7/15/24 (c)	300,000	340,834
5% 7/15/25 (c)	495,000	580,891
Series A:
3% 1/15/22	1,725,000	1,756,042
4% 1/15/25	3,500,000	3,950,718
5% 10/15/21	1,450,000	1,476,438
5% 3/15/23	690,000	749,848
Series B:
4% 6/15/21	250,000	250,356
4% 6/15/22	250,000	260,080
Series C:
4% 6/1/24	1,050,000	1,166,448
5% 6/15/21	1,350,000	1,352,407
5% 6/1/24	300,000	314,303
Series E, 4% 9/15/21	750,000	758,445
Series H, 5% 11/15/22	390,000	417,601
Connecticut Health & Edl. Facilities Auth. Rev.:
(Quinnipiac Univ., Ct Proj.) Series 2016 M, 5% 7/1/21	400,000	401,574
Bonds:
Series 2014 A, 1.1%, tender 2/7/23 (a)	5,350,000	5,431,645
Series 2014 B, 1.8%, tender 7/1/24 (a)	545,000	565,323
Series 2015 A, 2.05%, tender 7/12/21 (a)	5,000,000	5,010,604
Series 2017 B, 0.55%, tender 7/3/23 (a)	10,425,000	10,471,542
Series U1, 2%, tender 2/8/22 (a)	975,000	987,381
Series U2, 2%, tender 2/8/22 (a)	200,000	202,540
Series X2, 0.25%, tender 2/9/24 (a)	7,965,000	7,946,104
Series 2013 N, 5% 7/1/24	100,000	109,974
Series 2017 I1, 5% 7/1/22	275,000	289,126
Series 2019 A, 5% 7/1/26	260,000	313,043
Series 2020 K:
5% 7/1/22	250,000	262,842
5% 7/1/23	250,000	273,615
Series A, 5% 7/1/21 (Escrowed to Maturity)	800,000	803,176
Series L, 5% 7/1/21	225,000	225,885
Series L1:
3% 7/1/21	150,000	150,336
4% 7/1/22	800,000	831,754
4% 7/1/23	225,000	241,696
4% 7/1/25	600,000	678,770
Series N:
5% 7/1/21	610,000	612,340
5% 7/1/22	780,000	815,629
5% 7/1/23	830,000	900,984
5% 7/1/24	375,000	420,483
Connecticut Higher Ed. Supplemental Ln. Auth. Rev.:
(Chesla Ln. Prog.) Series 2017 A, 5% 11/15/22 (b)	300,000	319,913
(Chesla Loan Prog.) Series B:
5% 11/15/22 (b)	115,000	122,199
5% 11/15/23 (b)	425,000	466,261
Series 2017 B:
5% 11/15/21 (b)	655,000	668,938
5% 11/15/23 (b)	125,000	138,261
Connecticut Hsg. Fin. Auth.:
Bonds Series 2019 E, 1.625%, tender 11/15/22 (a)	2,795,000	2,797,644
Series 2013 B2, 4% 11/15/32	20,000	20,426
Series 2021, 0.45% 11/15/25	700,000	691,793
Series A2:
0.15% 11/15/21 (b)	550,000	550,067
0.2% 5/15/22 (b)	700,000	700,243
0.25% 11/15/22 (b)	1,175,000	1,175,467
0.35% 5/15/23 (b)	825,000	825,268
0.4% 11/15/23 (b)	300,000	299,825
Series C:
5% 5/15/23 (b)	205,000	222,554
5% 11/15/23 (b)	710,000	784,407
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series 2012 A, 5% 1/1/23	395,000	406,047
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2012 A:
5% 1/1/23	480,000	516,915
5% 1/1/24	200,000	215,083
Series 2014 B, 5% 9/1/22	600,000	636,682
Series 2015 A, 5% 8/1/23	460,000	507,618
Series 2016 A, 5% 9/1/21	700,000	708,541
Series 2021 C:
5% 1/1/23 (c)	795,000	839,446
5% 1/1/24 (c)	215,000	236,354
5% 1/1/25 (c)	535,000	609,374
Series A:
4% 1/1/23	315,000	334,253
5% 8/1/21	300,000	302,427
5% 1/1/22	355,000	365,128
5% 5/1/22	1,480,000	1,546,459
5% 12/1/23	575,000	588,944
Series B:
5% 9/1/21	200,000	202,440
5% 10/1/21	1,205,000	1,224,658
New Haven Gen. Oblig.:
Series 2016 A:
5% 8/15/21 (Escrowed to Maturity)	435,000	439,347
5% 8/15/25 (FSA Insured)	20,000	23,654
Series B, 5% 2/1/22	350,000	359,655
Univ. of Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/22	190,000	197,247
Series 2019 A, 5% 11/1/25	225,000	268,128

TOTAL CONNECTICUT		93,073,949

Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (a)	565,000	576,475
Delaware Trans. Auth. Grant Series 2020:
5% 9/1/22	1,250,000	1,326,096
5% 9/1/23	1,400,000	1,547,859

TOTAL DELAWARE		3,450,430

District Of Columbia - 0.6%
District of Columbia Gen. Oblig. Series 2013 A, 5% 6/1/21	200,000	200,000
District of Columbia Hsg. Fin. Agcy. Multi-family Hsg. Rev. Bonds:
(218 Vine St. Apts. Proj.) Series 2020, 0.3%, tender 7/1/23 (a)	5,000,000	5,014,098
(Liberty Place Apts. Proj.) Series 2018, 0.5%, tender 12/1/21 (a)	5,000,000	5,005,382
(Park Southern Apts. Proj.) Series 2020, 0.7%, tender 6/1/23 (a)	9,000,000	9,034,954
District of Columbia Income Tax Rev.:
Series 2012 C, 5% 12/1/21	275,000	281,762
Series 2017 A T, 5% 10/1/21	200,000	203,270
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2010 F1, 5% 10/1/21	450,000	457,250
Series 2011 C:
5% 10/1/21 (b)	365,000	370,794
5% 10/1/22 (b)	430,000	436,805
5% 10/1/23 (b)	140,000	142,241
5% 10/1/24 (b)	115,000	116,825
Series 2012 A:
5% 10/1/22 (b)	140,000	148,910
5% 10/1/23 (b)	500,000	531,752
Series 2014 A:
5% 10/1/21 (b)	400,000	406,349
5% 10/1/23 (b)	110,000	122,023
Series 2017 A:
5% 10/1/24 (b)	115,000	132,259
5% 10/1/26 (b)	145,000	177,452
Series 2018 A, 5% 10/1/26 (b)	325,000	397,737
Series 2019 A:
5% 10/1/21 (b)	130,000	132,064
5% 10/1/22 (b)	290,000	308,457
5% 10/1/23 (b)	50,000	55,465
5% 10/1/25 (b)	155,000	184,074
Series 2020 A:
5% 10/1/21 (b)	1,200,000	1,219,048
5% 10/1/22 (b)	1,750,000	1,861,376
5% 10/1/23 (b)	925,000	1,026,101
5% 10/1/24 (b)	2,575,000	2,961,450
5% 10/1/25 (b)	530,000	629,414
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 A1, 5% 7/1/24	1,120,000	1,279,346

TOTAL DISTRICT OF COLUMBIA		32,836,658

Florida - 1.9%
Brevard County Hsg. Fin. Auth. Bonds Series 2021, 0.25%, tender 12/1/22 (a)	2,000,000	1,998,073
Brevard County School Board Ctfs. of Prtn.:
Series 2014, 5% 7/1/21	60,000	60,236
Series 2015 C:
5% 7/1/21	15,000	15,059
5% 7/1/22	80,000	84,199
5% 7/1/23	65,000	71,111
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (b)	300,000	319,010
Series 2012 P1:
5% 10/1/23 (b)	235,000	249,924
5% 10/1/25 (b)	1,000,000	1,063,505
5% 10/1/26 (Pre-Refunded to 10/1/22 @ 100) (b)	350,000	372,311
Series 2012 P2, 5% 10/1/22	415,000	441,585
Series 2012 Q, 5% 10/1/21 (b)	320,000	325,058
series 2012 Q1, 5% 10/1/22	200,000	212,812
Series 2012 Q2, 5% 10/1/30 (Pre-Refunded to 10/1/22 @ 100) (b)	200,000	212,749
Series 2013 A:
5% 10/1/23 (b)	300,000	331,825
5.125% 10/1/38 (Pre-Refunded to 10/1/23 @ 100) (b)	310,000	344,787
Series 2013 C:
5% 10/1/21	450,000	457,189
5.25% 10/1/25	575,000	641,612
Series 2015 C, 5% 10/1/24 (b)	245,000	281,067
Series 2017, 5% 10/1/25 (b)	500,000	591,433
Series 2019 A, 5% 10/1/21 (b)	2,185,000	2,219,536
Series 2019 B:
5% 10/1/21 (b)	1,665,000	1,691,317
5% 10/1/23 (b)	700,000	774,259
Series A:
5% 10/1/22 (b)	75,000	79,752
5% 10/1/23 (b)	90,000	99,548
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2019 B, 1.2%, tender 8/1/21 (a)	4,000,000	4,006,594
Broward County Port Facilities Rev.:
Series 2011 B:
4.625% 9/1/27 (Pre-Refunded to 9/1/21 @ 100) (b)	475,000	480,107
5% 9/1/21 (b)	415,000	419,308
5% 9/1/21 (Escrowed to Maturity) (b)	240,000	242,803
Series 2019 D, 5% 9/1/22 (b)	850,000	893,725
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2017 C, 5% 7/1/22	70,000	73,706
Series 2011 A, 5% 7/1/21	400,000	401,587
Series 2015 A:
5% 7/1/21	100,000	100,397
5% 7/1/22	345,000	363,263
5% 7/1/23	180,000	197,398
5% 7/1/24	30,000	34,179
Series 2015 B:
5% 7/1/22	100,000	105,294
5% 7/1/23	85,000	93,216
5% 7/1/24	25,000	28,482
Series 2016, 5% 7/1/21	460,000	461,825
Central Florida Expressway Auth. Sr. Lien Rev.:
Series 2016 B, 4% 7/1/22	215,000	223,845
Series 2019 A, 5% 7/1/21	625,000	627,423
Series 2019 B, 5% 7/1/21	1,000,000	1,003,877
Series 2021, 5% 7/1/24 (FSA Insured)	885,000	1,010,032
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,915,000	2,915,000
5% 6/1/22	1,145,000	1,200,981
Escambia County Poll. Cont. Rev. (Gulf Pwr. Co. Proj.) Series 2003, 2.6% 6/1/23	2,500,000	2,609,027
Florida Board of Ed. Lottery Rev.:
Series 2014 A, 5% 7/1/24	200,000	220,168
Series 2019 A, 5% 7/1/21	270,000	271,069
Florida Dev. Fin. Corp. Edl. Facilities (Nova Southeastern Univ. Proj.) Series 2020 A:
5% 4/1/23	350,000	378,742
5% 4/1/24	360,000	403,591
5% 4/1/25	200,000	231,389
Florida Gen. Oblig. Series 2011 A, 5% 7/1/21	200,000	200,787
Florida Governmental Util. Auth. Rev. Series 2019, 4% 10/1/21	400,000	404,948
Florida Higher Edl. Facilities Fing. Auth. Series 2019, 5% 10/1/21	450,000	456,307
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Series 2019 A, 2% 8/1/21	2,500,000	2,507,975
Florida Hsg. Fin. Corp. Rev. Series 2017:
2% 7/1/21	195,000	195,252
2.05% 1/1/22	150,000	151,352
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/21	20,000	20,280
5% 10/1/22	45,000	47,522
5% 10/1/23	55,000	60,550
5% 10/1/24	45,000	51,288
5% 10/1/25	40,000	46,996
5% 10/1/26	45,000	52,748
Florida Muni. Pwr. Agcy. Rev.:
Series 2015 B, 5% 10/1/21	365,000	370,732
Series 2016 A:
5% 10/1/21	840,000	853,192
5% 10/1/22	325,000	345,459
5% 10/1/24	350,000	403,282
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2011 B, 4% 10/1/22 (b)	500,000	506,312
Series 2011 C, 5% 10/1/21	320,000	325,199
Series 2015 A:
4% 10/1/22 (b)	430,000	451,834
5% 10/1/23 (b)	200,000	221,860
Series 2016, 5% 10/1/24 (b)	285,000	326,955
Series 2017 A:
5% 10/1/25 (b)	85,000	100,544
5% 10/1/26 (b)	45,000	54,755
Series 2019 A:
5% 10/1/22 (b)	2,415,000	2,569,705
5% 10/1/23 (b)	700,000	776,509
Halifax Hosp. Med. Ctr. Rev. Series 2015, 5% 6/1/23	30,000	32,701
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A, 5% 9/1/21 (b)	195,000	197,271
Hillsborough County Aviation Auth. Rev.:
Series 2013 A, 5.5% 10/1/24 (b)	500,000	559,704
Series A:
5% 10/1/21 (b)	990,000	1,005,648
5% 10/1/25 (b)	705,000	780,312
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	230,000	271,052
Hillsborough County School District Sales Tax Rev. Series 2015 B, 5% 10/1/22 (FSA Insured)	45,000	47,820
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/22	85,000	89,328
5% 7/1/23	175,000	190,804
Jacksonville Elec. Auth. Elec. Sys. Rev.:
Series 2013 A:
5% 10/1/21	320,000	325,123
5% 10/1/21	500,000	508,005
Series 2013 B, 5% 10/1/21	1,020,000	1,036,329
Series 2013 C, 5% 10/1/22 (Escrowed to Maturity)	535,000	569,476
Series 2014 A, 5% 10/1/21	1,380,000	1,402,093
Lee County School Board Ctfs. Series 2019 A, 5% 8/1/21	680,000	685,409
Manatee County Rev. Series 2013, 5% 10/1/22	20,000	21,301
Manatee County School District Series 2017:
5% 10/1/21 (FSA Insured)	405,000	411,580
5% 10/1/24 (FSA Insured)	30,000	34,459
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds:
Series 2020, 1.4%, tender 4/1/22 (a)	4,000,000	4,014,343
Series 2021, 0.25%, tender 12/1/22 (a)	3,000,000	3,000,768
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/21 (b)	335,000	340,295
5% 10/1/22 (b)	250,000	265,842
5% 10/1/24 (b)	200,000	212,451
5% 10/1/29 (Pre-Refunded to 10/1/22 @ 100) (b)	210,000	223,241
Series 2014, 5% 10/1/22 (b)	485,000	515,733
Series 2015 A, 5% 10/1/21 (b)	255,000	259,031
Series 2016 A, 5% 10/1/23	335,000	371,615
Series 2020 A:
5% 10/1/23	2,435,000	2,701,142
5% 10/1/25	1,255,000	1,491,590
Miami-Dade County Expressway Auth.:
(Waste Mgmt., Inc. of Florida Proj.) Series 2013 A:
5% 7/1/21	345,000	346,329
5% 7/1/22	45,000	47,286
5% 7/1/23	45,000	47,342
Series 2014 A, 5% 7/1/21	750,000	752,889
Series 2014 B:
5% 7/1/22	35,000	36,778
5% 7/1/23	70,000	76,597
Miami-Dade County Health Facilities Auth. Hosp. Rev.:
(Miami Children's Hosp. Proj.) Series 2013, 5% 8/1/21	400,000	403,121
Series 2010, 5.25% 8/1/21	45,000	45,163
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds:
(Waste Mgmt. of Florida Proj.) Series 2018, 2.85%, tender 8/2/21 (a)(b)	3,960,000	3,977,204
Series 2011, 0.55%, tender 11/1/21 (a)(b)	2,900,000	2,903,716
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2006 C, 5% 10/1/21	630,000	640,256
Series 2014 D:
5% 11/1/21	560,000	571,415
5% 11/1/22	120,000	128,304
5% 11/1/23	200,000	222,132
Series 2015 A:
5% 5/1/22	1,210,000	1,264,221
5% 5/1/23	1,075,000	1,170,451
Series 2015 D:
5% 2/1/22	410,000	423,376
5% 2/1/23	830,000	897,144
Orange County Health Facilities Auth. Series B:
5% 10/1/21	1,330,000	1,350,887
5% 10/1/22	1,295,000	1,376,521
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/22	530,000	557,759
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 C, 4% 10/1/21	250,000	253,235
Series 2013 A:
5% 10/1/21	200,000	203,249
5% 10/1/24	250,000	288,689
Palm Beach County Health Facilities Auth. Hosp. Rev.:
Series 2014:
5% 12/1/21 (Escrowed to Maturity)	35,000	35,840
5% 12/1/23 (Escrowed to Maturity)	5,000	5,590
5% 12/1/24 (Escrowed to Maturity)	10,000	11,611
Series 2019, 5% 8/15/21	425,000	429,139
Palm Beach County School Board Ctfs. of Prtn.:
(Palm Beach County School District Proj.):
Series 2018 A, 5% 8/1/21	2,000,000	2,016,009
Series 2018 B, 5% 8/1/21	1,100,000	1,108,805
Series 2014 B:
4% 8/1/21	90,000	90,573
5% 8/1/21	115,000	115,921
5% 8/1/22	40,000	42,264
Series 2015 B, 5% 8/1/21	205,000	206,641
Series 2018 A, 5% 8/1/23	100,000	110,260
Pasco County School Board Ctfs. of Prtn. Bonds Series 2020 B, SIFMA Municipal Swap Index + 0.750% 0.8%, tender 8/2/23 (a)(d)	5,000,000	5,004,601
Pasco County School District Sales Tax Rev. Series 2013:
5% 10/1/21	120,000	121,909
5% 10/1/22	20,000	21,276
Pinellas County Hsg. Fin. Auth. Bonds (Lutheran Apts. Proj.) Series 2019 B, 1.25%, tender 8/1/21 (a)	1,625,000	1,627,705
Seminole County School Board Ctfs. of Prtn.:
Series 2012 A, 5% 7/1/23	120,000	131,572
Series 2016 C:
5% 7/1/25	20,000	23,552
5% 7/1/26	25,000	30,378
Tallahassee Health Facilities Rev. (Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/21	65,000	66,437
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev. Series 2005, 5.5% 10/1/22 (FGIC Insured)	30,000	32,155
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B:
5% 7/1/23	90,000	98,719
5% 7/1/24	75,000	85,447
5% 7/1/25	100,000	117,760
5% 7/1/26	175,000	212,352
5% 7/1/27	150,000	186,807
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/21	390,000	395,055
4% 10/15/22	300,000	314,357
5% 10/15/23	590,000	652,826
5% 10/15/24	1,000,000	1,146,918
5% 10/15/25	1,000,000	1,184,283
5% 10/15/26	750,000	912,225
5% 10/15/27	165,000	205,796

TOTAL FLORIDA		99,730,641

Georgia - 1.7%
Atlanta Arpt. Rev.:
Series 2012 B, 5% 1/1/23	615,000	632,310
Series 2014 B, 5% 1/1/22	30,000	30,854
Series 2019 B, 5% 7/1/22 (b)	845,000	887,932
Series 2019 E, 5% 7/1/21	1,415,000	1,420,579
Atlanta Urban Residential Fin. Auth. Bonds (Herndon Square Sr. Apts. Proj.) Series 2019, 1.36%, tender 12/1/21 (a)	3,195,000	3,215,275
Atlanta Urban Residential Fin. Auth. Multi-family Hsg. Rev. Bonds (Parkside Proj.) Series 2019 B, 1.38%, tender 1/1/22 (a)	4,685,000	4,714,782
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009 1st, 2.75%, tender 3/15/23 (a)	2,800,000	2,918,516
Series 2013, 1.55%, tender 8/19/22 (a)	2,370,000	2,406,156
Brookhaven Dev. Auth. Rev. Series 2019 A:
5% 7/1/22	1,000,000	1,052,712
5% 7/1/25	100,000	118,382
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	1,700,000	1,761,126
Series 1995 5, 2.05%, tender 11/19/21 (a)	375,000	378,057
Series 2008, 1.65%, tender 6/18/21 (a)	1,140,000	1,140,688
Series 2012 1st, 1.55%, tender 8/19/22 (a)	2,000,000	2,030,511
Series 2013 1st, 2.925%, tender 3/12/24 (a)	990,000	1,055,905
(Oglethorpe Pwr. Corp. Vogtle Proj.) Series 2017 E, 3.25%, tender 2/3/25 (a)	100,000	108,734
Cobb County Kennestone Hosp. Auth. Rev. (WellStar Health Sys., Inc. Proj.):
Series 2020 A:
5% 4/1/22	150,000	155,916
5% 4/1/23	150,000	162,923
Series 2020 B, 5% 4/1/22	1,120,000	1,164,172
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	750,000	837,303
Fulton County Dev. Auth. Rev. Series 2019 C:
5% 7/1/21	1,000,000	1,003,934
5% 7/1/22	1,000,000	1,052,712
5% 7/1/23	1,300,000	1,429,657
Georgia Gen. Oblig.:
Series 2014 A, 5% 2/1/22	200,000	206,539
Series 2017 C, 5% 7/1/21	200,000	200,795
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2012 A, 5% 11/1/21	435,000	443,609
Series 2016 A:
5% 1/1/22	595,000	611,338
5% 1/1/23	410,000	439,903
Series 2019 A, 5% 1/1/22	1,620,000	1,664,482
Series 2020 A:
3% 11/1/21	1,300,000	1,314,978
3% 11/1/22	1,045,000	1,085,066
4% 11/1/23	2,780,000	3,025,830
4% 11/1/24	200,000	223,700
4% 11/1/25	800,000	916,661
5% 1/1/22	1,905,000	1,957,308
5% 1/1/23	5,625,000	6,035,252
5% 1/1/24	2,105,000	2,348,877
5% 1/1/24	1,250,000	1,394,820
5% 11/1/26	870,000	1,065,645
Series C, 5% 1/1/22	1,200,000	1,232,950
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U:
5% 10/1/22	20,000	21,273
5% 10/1/23	55,000	61,052
Series R, 5% 10/1/21	110,000	111,746
Georgia Road & Thruway Auth. Rev. Series 2020, 5% 6/1/24	2,000,000	2,280,810
Main Street Natural Gas, Inc.:
Bonds:
Series 2018 A, 4%, tender 9/1/23 (a)	1,000,000	1,077,797
Series 2018 B, 1 month U.S. LIBOR + 0.750% 0.824%, tender 9/1/23 (a)(d)	12,200,000	12,265,812
Series 2018 C, 4%, tender 12/1/23 (a)	3,055,000	3,315,630
Series 2018 E, SIFMA Municipal Swap Index + 0.570% 0.62%, tender 12/1/23 (a)(d)	12,500,000	12,551,055
Series 2019 B, 4%, tender 12/2/24 (a)	1,210,000	1,351,707
Series 2018 A, 4% 3/1/23	200,000	213,268
Series 2019 A:
5% 5/15/22	1,000,000	1,044,646
5% 5/15/23	1,750,000	1,907,026
Series 2019 C, 5% 9/1/21	285,000	288,275
Monroe County Dev. Auth. Poll. Cont. Rev.:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	435,000	447,651
Bonds:
(Georgia Pwr. Co. Plant Scherer Proj.) Series 2009 1, 2.05%, tender 11/19/21 (a)	825,000	831,726
(Oglethorpe Pwr. Corp. Scherer Proj.) Series 2013 A, 1.5%, tender 2/3/25 (a)	1,500,000	1,536,330

TOTAL GEORGIA		93,152,693

Hawaii - 0.2%
Hawaii Dept. of Budget & Fin. Spl. Purp. Rev. (Queens Health Sys. Proj.) Series 2015 B, SIFMA Municipal Swap Index + 0.140% 0.5%, tender 7/1/39 (a)(d)	545,000	545,000
Hawaii Gen. Oblig.:
Series 2012 EE, 5% 11/1/21	410,000	418,340
Series 2015 EY, 5% 10/1/21	200,000	203,249
Series 2017 FN, 5% 10/1/21	305,000	309,955
Series 2020 A:
5% 7/1/24 (b)	250,000	283,094
5% 7/1/25 (b)	350,000	409,226
Series FE, 5% 10/1/21	400,000	406,498
Series GA, 5% 10/1/21	5,000,000	5,081,231
Honolulu City & County Gen. Oblig. Series 2015 B, 5% 10/1/21	200,000	203,249
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/21 (b)	10,000	10,069
5% 8/1/21 (FSA Insured) (b)	300,000	302,140
5% 8/1/22 (b)	45,000	47,163
5% 8/1/23 (b)	30,000	32,968
5.25% 8/1/24 (b)	890,000	981,211

TOTAL HAWAII		9,233,393

Idaho - 0.0%
Idaho Health Facilities Auth. Rev. Series 2015 ID, 5% 12/1/21	250,000	256,058
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A, 5% 7/15/21	230,000	231,322
Series 2019 A, 4% 1/1/50	50,000	55,497

TOTAL IDAHO		542,877

Illinois - 3.0%
Chicago Board of Ed.:
Series 1999, 0% 12/1/22 (Berkshire Hathaway Assurance Corp. Insured) (FGIC Insured)	560,000	556,541
Series 2019 A, 5% 12/1/23	1,000,000	1,100,253
Series 2021 B, 5% 12/1/21	400,000	409,155
Chicago Gen. Oblig. Series 2020 A, 5% 1/1/25	1,500,000	1,712,117
Chicago Midway Arpt. Rev.:
Series 2013 B:
5% 1/1/22	1,010,000	1,038,154
5% 1/1/23	205,000	220,358
Series 2014 A:
5% 1/1/22 (b)	2,865,000	2,944,009
5% 1/1/24 (b)	1,000,000	1,115,308
5% 1/1/26 (b)	525,000	584,101
Series 2014 B, 5% 1/1/23	225,000	241,856
Series 2016 A, 5% 1/1/24 (b)	1,000,000	1,115,308
Chicago Motor Fuel Tax Rev. Series 2013:
5% 1/1/22	5,000	5,064
5% 1/1/23	10,000	10,403
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2012 A:
5% 1/1/23 (Pre-Refunded to 1/1/22 @ 100) (b)	1,000,000	1,027,418
5% 1/1/25 (Pre-Refunded to 1/1/22 @ 100) (b)	500,000	513,709
Series 2012 B:
5% 1/1/22 (b)	1,875,000	1,926,707
5% 1/1/22 (Escrowed to Maturity) (b)	1,000,000	1,027,418
Series 2013 A:
5% 1/1/22 (Escrowed to Maturity) (b)	1,400,000	1,438,385
5% 1/1/23 (b)	1,440,000	1,546,690
Series 2013 B:
5% 1/1/22 (Escrowed to Maturity)	135,000	138,822
5% 1/1/23	1,020,000	1,096,416
Series 2013 C, 5% 1/1/22 (Escrowed to Maturity) (b)	700,000	719,193
Series 2013 D, 5% 1/1/22 (Escrowed to Maturity)	70,000	71,982
Series 2015 B, 5% 1/1/23	475,000	510,586
Series 2015 D, 5% 1/1/22 (Escrowed to Maturity)	510,000	524,439
Series 2016 A:
5% 1/1/23 (b)	250,000	268,523
5% 1/1/24 (b)	305,000	340,169
Series 2016 D, 5% 1/1/22	300,000	308,363
Series 2017 C, 5% 1/1/22	110,000	113,066
Series 2017 D:
5% 1/1/24 (b)	1,000,000	1,115,308
5% 1/1/27 (b)	85,000	103,966
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/21	635,000	635,000
5% 6/1/25	25,000	29,209
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	25,000	25,686
Cook County Cmnty. Consolidated School District No. 59 Series 2020, 4% 3/1/22	480,000	493,966
Cook County Gen. Oblig.:
Series 2011 A, 5.25% 11/15/22	20,000	20,460
Series 2012 C:
5% 11/15/21	120,000	122,631
5% 11/15/22	590,000	631,397
5% 11/15/23	385,000	411,363
Series 2014 A:
5% 11/15/21	35,000	35,767
5% 11/15/22	375,000	401,312
Series 2016 A, 5% 11/15/21	2,250,000	2,299,339
Series 2021 A:
3% 11/15/21	1,000,000	1,012,880
5% 11/15/22	10,200,000	10,915,679
5% 11/15/23	4,550,000	5,070,546
5% 11/15/24	50,000	57,673
5% 11/15/25	50,000	59,414
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. Series 1991 A, 0% 7/15/23 (Escrowed to Maturity)	300,000	297,785
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 0.55%, tender 11/1/21 (a)(b)	6,000,000	6,007,688
Illinois Fin. Auth.:
Bonds Series 2020 B, 5%, tender 11/15/24 (a)	1,450,000	1,641,154
Series 2013 A:
5% 6/1/23	540,000	591,920
5% 6/1/23 (Escrowed to Maturity)	55,000	60,225
Series 2020 A:
5% 8/15/21	1,000,000	1,009,862
5% 8/15/22	750,000	793,766
Series 2021 A, 5% 10/1/25 (c)	2,000,000	2,367,067
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/26	35,000	40,867
(Edward-Elmhurst Healthcare) Series 2017 A, 5% 1/1/25	100,000	115,153
Bonds:
Series 2017 B, 5%, tender 12/15/22 (a)	265,000	284,457
Series E, 2.25%, tender 4/29/22 (a)	770,000	784,743
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	25,000	25,613
Series 2012 A:
5% 10/1/21	200,000	203,195
5% 5/15/22	250,000	261,309
5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	30,000	31,391
Series 2012:
5% 9/1/21	45,000	45,545
5% 9/1/22	75,000	79,566
Series 2014 A, 5.25% 7/1/44 (Pre-Refunded to 7/1/23 @ 100)	3,000,000	3,311,735
Series 2014, 5% 8/1/22	1,000,000	1,056,611
Series 2015 A:
5% 11/15/22	10,000	10,694
5% 11/15/22	1,000,000	1,068,647
5% 11/15/24	35,000	40,410
5% 11/15/25	45,000	53,669
5% 11/15/26	45,000	53,234
Series 2015 B, 5% 11/15/24	45,000	51,822
Series 2016 A:
5% 8/15/21 (Escrowed to Maturity)	15,000	15,147
5% 2/15/23	20,000	21,641
5% 8/15/23 (Escrowed to Maturity)	35,000	38,658
5% 8/15/24 (Escrowed to Maturity)	50,000	57,381
5% 7/1/25	250,000	296,067
Series 2016 C:
5% 2/15/22	225,000	232,754
5% 2/15/23	700,000	757,926
5% 2/15/24	115,000	129,803
Series 2016:
5% 12/1/21	5,000,000	5,116,845
5% 7/1/22	65,000	68,434
5% 11/15/23	235,000	261,456
5% 5/15/25	10,000	11,736
5% 12/1/25	325,000	386,726
5% 5/15/26	20,000	24,200
5% 5/15/27	25,000	30,135
Series 2017 A, 5% 7/15/21	700,000	704,092
Series 2017:
5% 1/1/23	35,000	37,692
5% 1/1/25	50,000	58,253
Series 2018 A, 5% 5/15/24	250,000	283,589
Series 2019:
5% 9/1/22	225,000	237,862
5% 4/1/26	1,000,000	1,198,228
Illinois Gen. Oblig.:
Series 2006, 5% 6/1/21	405,000	405,000
Series 2012 A, 4% 1/1/23	30,000	30,623
Series 2012:
4% 9/1/22	200,000	208,999
5% 8/1/21	55,000	55,429
5% 3/1/22	400,000	413,958
5% 8/1/22	1,760,000	1,854,543
5% 8/1/22 (FSA Insured)	2,800,000	2,952,842
Series 2013 A, 5% 4/1/24	795,000	862,062
Series 2013:
5% 7/1/21	3,270,000	3,282,550
5% 7/1/22	375,000	393,747
5.5% 7/1/24	835,000	920,944
Series 2014:
5% 2/1/22	65,000	67,020
5% 4/1/23	50,000	54,163
5% 2/1/25	50,000	55,749
Series 2016:
5% 11/1/21	1,505,000	1,534,423
5% 1/1/22	1,650,000	1,694,945
5% 2/1/24	450,000	503,460
5% 1/1/26	300,000	355,937
5% 2/1/26	1,235,000	1,467,593
Series 2017 A:
5% 12/1/22	5,000,000	5,342,600
5% 12/1/23	750,000	833,901
Series 2017 D, 5% 11/1/21	2,180,000	2,222,527
Series 2018 A:
5% 10/1/21	1,500,000	1,523,471
5% 10/1/26	1,340,000	1,614,450
5.25% 5/1/22	1,660,000	1,734,303
Series 2018 B, 5% 10/1/21	700,000	710,953
Series 2020 May, 5.125% 5/1/22	275,000	286,996
Series 2021 A:
5% 3/1/22	1,655,000	1,712,752
5% 3/1/23	380,000	410,228
5% 3/1/24	2,000,000	2,244,483
Series 2021 B:
5% 3/1/22	1,860,000	1,924,905
5% 3/1/23	670,000	723,299
Illinois Health Facilities Auth. Rev. Series 2003, 1.6% 11/15/22	315,000	318,481
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2020, 0.325%, tender 8/1/22 (a)	12,250,000	12,269,128
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/22	1,270,000	1,309,178
5% 2/1/23	25,000	26,909
Illinois Reg'l. Trans. Auth.:
Series 1999, 5.75% 6/1/21 (FSA Insured)	650,000	650,000
Series 2002 A, 6% 7/1/21	460,000	462,161
Series 2017 A, 5% 7/1/21	210,000	210,818
Illinois Sales Tax Rev.:
Series 2013, 5% 6/15/24	400,000	434,286
Series 2016 D, 5% 6/15/23	1,500,000	1,620,727
Illinois State Univ. Revs. Series 2018 A, 5% 4/1/23 (FSA Insured)	290,000	314,372
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 A:
5% 12/1/21	1,165,000	1,192,876
5% 12/1/22	1,090,000	1,168,276
Series 2018 A, 5% 1/1/25	485,000	562,605
Kane County School District #129, Aurora West Side Series 2014 A, 2.75% 2/1/22	1,000,000	1,014,063
Kane County School District No. 131:
Series 2020 A:
3% 12/1/21 (FSA Insured)	355,000	359,432
4% 12/1/22 (FSA Insured)	235,000	246,840
5% 12/1/23 (FSA Insured)	290,000	320,905
Series 2020 B:
3% 12/1/21 (FSA Insured)	510,000	516,367
4% 12/1/22 (FSA Insured)	435,000	456,916
Kane, Cook, DuPage, McHenry & DeKalb Counties Cmnty. College District #509 Elgin Series 2021 B:
4% 12/15/23	155,000	169,674
4% 12/15/24	450,000	506,807
Kendall, Kane & Will Counties Cmnty. Unit School District #308:
Series 2008, 0% 2/1/22 (FSA Insured)	265,000	264,012
Series 2011, 5.5% 2/1/23	550,000	593,675
Lake County Cmnty. Consolidated School District Series 2020, 4% 2/1/22 (FSA Insured)	310,000	317,615
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24 (Pre-Refunded to 1/15/24 @ 100)	105,000	102,582
0% 1/15/25	110,000	105,673
0% 1/15/26	80,000	75,437
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/23	65,000	70,031
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	150,000	147,193
Series 1994, 0% 6/15/21 (Escrowed to Maturity)	470,000	469,946
Series 2012 B, 5% 12/15/22	1,655,000	1,764,288
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/22 (Build America Mutual Assurance Insured)	250,000	259,774
Peoria County Gen. Oblig. Series 2021 A:
4% 1/1/22	150,000	153,285
4% 1/1/24	1,000,000	1,092,133
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010:
5.25% 6/1/21	500,000	500,000
5.375% 6/1/21	310,000	310,000
Series 2017:
5% 6/1/22	2,320,000	2,428,403
5% 6/1/23	2,470,000	2,698,113
Skokie Pk District Series 2003, 0% 12/1/22	1,830,000	1,809,758
Southern Illinois Univ. Rev. Series 2021 A, 4% 4/1/22 (c)	650,000	670,025
Univ. of Illinois Board of Trustees Ctfs. of Prtn. Series 2014 C, 5% 3/15/23	265,000	286,989
Univ. of Illinois Rev.:
Series 2011, 5% 4/1/22	350,000	351,193
Series 2016 A, 5% 4/1/22	245,000	254,600
Series 2018 A, 5% 4/1/22	1,000,000	1,039,182
Series 2018 B, 5% 4/1/23 (FSA Insured)	270,000	292,950
Series 2019 A, 5% 4/1/22	485,000	504,003
Village of Westchester Gen. Oblig. Series 2021, 4% 12/1/22	500,000	527,583
Waukegan Gen. Oblig.:
Series 2018 A:
4% 12/30/21 (FSA Insured)	410,000	418,766
4% 12/30/22 (FSA Insured)	425,000	448,640
Series 2018 B, 4% 12/30/22 (FSA Insured)	400,000	422,249
Western Illinois Univ. Board Rev. Series 2020, 4% 4/1/22	1,200,000	1,236,969
Whiteside & Lee Counties Cmnty. Unit School District Series 2018 A, 4% 12/1/21	1,325,000	1,349,117

TOTAL ILLINOIS		159,816,722

Indiana - 0.8%
Fort Wayne Cmnty. Schools Bldg. Corp. Series 2021:
4% 7/15/22 (c)	575,000	598,961
4% 1/15/23 (c)	625,000	662,532
Hammond Loc Pub. Impt. Bd Bank Series 2021 A, 2% 12/31/21	1,170,000	1,178,220
Indiana Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 2.95%, tender 10/1/21 (a)(b)	500,000	504,474
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	710,000	752,841
Indiana Fin. Auth. Hosp. Rev.:
(Cmnty. Health Network Proj.) Series 2012 A, 5% 5/1/42 (Pre-Refunded to 5/1/23 @ 100)	2,000,000	2,186,523
Bonds:
Series 2011 H, 1.65%, tender 7/1/22 (a)	3,300,000	3,329,099
Series 2011 L:
SIFMA Municipal Swap Index + 0.280% 0.33%, tender 6/3/21 (a)(d)	3,300,000	3,300,008
SIFMA Municipal Swap Index + 0.280% 0.33%, tender 6/3/21 (a)(d)	3,500,000	3,500,009
Series 2015 B, 1.65%, tender 7/2/22 (a)	1,290,000	1,301,375
Series 2013:
5% 8/15/22	15,000	15,873
5% 8/15/23	20,000	22,073
Series 2016 A, 5% 12/1/21	200,000	204,847
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019:
3% 2/1/22	210,000	213,512
3% 2/1/23	225,000	234,151
4% 2/1/24	200,000	217,354
4% 2/1/25	275,000	306,421
(Citizens Energy Group Proj.) Series 2016 A, 4% 10/1/21	305,000	308,947
(DePauw Univ. Proj.) Series 2019:
5% 7/1/21	565,000	567,050
5% 7/1/22	600,000	629,143
Series 2016, 5% 9/1/26	205,000	249,228
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2011 A, 5.25% 10/1/22	215,000	218,667
Series 2012 A, 5% 10/1/22	35,000	37,286
Series 2014 A:
5% 10/1/21	10,000	10,162
5% 10/1/22	15,000	15,973
Series 2015 A:
5% 10/1/24	35,000	40,442
5% 10/1/25	35,000	40,378
Series 2021 A, 3% 10/1/21	285,000	287,756
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	155,000	159,288
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A, 5% 1/1/25	705,000	816,989
Indiana Univ. Student Fee Revs. Series Z1, 3% 8/1/21	1,895,000	1,904,087
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.):
Series 2016 A1:
5% 1/1/23 (b)	45,000	48,252
5% 1/1/24 (b)	60,000	67,001
5% 1/1/25 (b)	65,000	75,200
Series 2019 D, 5% 1/1/24 (b)	150,000	167,502
Series 2021 A:
5% 6/1/22	1,265,000	1,325,020
5% 6/1/23	255,000	278,765
Indianapolis Multifamily Hsg. Rev. Bonds Series A, 1.4%, tender 9/1/21 (a)	4,000,000	4,012,022
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 7/15/21	20,000	20,113
Marion High School Bldg. Corp.:
Series 2021 A:
4% 1/15/24	240,000	262,151
4% 1/15/25	250,000	280,466
4% 7/15/25	255,000	289,634
Series 2021 B, 4% 1/15/23	205,000	217,143
Purdue Univ. Rev.:
Series 2012 AA, 5% 7/1/27	255,000	267,785
Series CC, 5% 7/1/21	850,000	853,365
Vinton Tecumseh School Bldg. Corp. Series 2021:
3% 1/15/24	490,000	522,215
3% 7/15/25	515,000	564,270
Warrick County Envir. Impt. Rev. Bonds (Southern Indiana Gas and Elec. Co.) Series 2015, 0.875%, tender 9/1/23 (a)(b)	2,800,000	2,802,677
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	1,780,000	1,900,043
Series 2016 A, 5%, tender 3/1/23 (a)(b)	3,400,000	3,677,004
Series 2019 A, 5%, tender 6/5/26 (a)(b)	1,645,000	1,993,431

TOTAL INDIANA		43,437,728

Iowa - 0.1%
Iowa Fin. Auth. Rev. Series 2018 B:
5% 2/15/22	540,000	558,336
5% 2/15/24	200,000	224,933
Iowa Fin. Auth. Solid Waste Facilities Bonds (Gevo NW Iowa RNG, LLC Renewable Natural Gas Proj.) Series 2021, 1.5%, tender 4/1/24, LOC Citibank NA (a)(b)	1,500,000	1,516,722
Iowa Higher Ed. Ln. Auth. Rev. (Grinnell College Proj.) Series 2017, 4% 12/1/24	250,000	281,170
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2015 A, 5% 12/1/21 (b)	1,000,000	1,023,471
Series 2018 A:
5% 12/1/21 (b)	500,000	511,481
5% 12/1/22 (b)	725,000	773,668
Series 2019 B, 5% 12/1/23 (b)	600,000	667,107

TOTAL IOWA		5,556,888

Kansas - 0.1%
Desoto Unified School District # 232 Series 2015 A, 5% 9/1/22	35,000	37,131
Kansas Dept. of Trans. Hwy. Rev. Series 2004 C1, 1 month U.S. LIBOR + 0.300% 0.377% 9/1/21 (a)(d)	5,000,000	5,003,703
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/22	10,000	10,582
5% 9/1/23	15,000	16,541
5% 9/1/25	15,000	17,732

TOTAL KANSAS		5,085,689

Kentucky - 1.3%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A King's Daughters Med. Ctr. Proj.) Series 2016 A:
5% 2/1/24	30,000	32,768
5% 2/1/25	20,000	22,405
Series 2019, 5% 2/1/22	500,000	512,203
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	1,025,000	1,025,000
Kenton County Arpt. Board Arpt. Rev. Series 2016, 5% 1/1/22	285,000	292,809
Kentucky Asset/Liability Commission Agcy. Fund Rev. Series A, 5% 9/1/22	2,000,000	2,118,634
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	435,000	499,179
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A, 5% 9/1/21 (Escrowed to Maturity)	435,000	440,245
Kentucky Bond Dev. Corp. Edl. Facilities:
(Transylvania Univ. Proj.) Series 2021 A, 2% 3/1/23	320,000	326,566
(Transylvania Univ. Proj.) Series 2021 A, 4% 3/1/25	340,000	376,650
Kentucky Econ. Dev. Fin. Auth. Bonds Series 2009 B, 2.7%, tender 11/10/21 (a)	720,000	727,445
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A, 5% 6/1/21	230,000	230,000
Kentucky Econ. Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series A, 0.2%, tender 6/1/21 (a)(b)	2,420,000	2,420,000
Kentucky Higher Ed. Student Ln. Corp. Rev.:
Series 2019 A1 5% 6/1/23 (b)	250,000	271,360
Series 2019 A1, 5% 6/1/22 (b)	200,000	208,852
Kentucky Hsg. Corp. Multi-family Rev. Bonds (City View Park Proj.) Series 2020, 1.16%, tender 8/1/22 (a)	4,000,000	4,027,509
Kentucky Rural Wtr. Fin. Corp. Series 2020 E, 0.425% 12/1/21	3,000,000	3,000,242
Kentucky State Property & Buildings Commission Rev.:
(Kentucky St Proj.) Series 2005 5% 8/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,050,000	3,074,311
Series 2002, 5.5% 8/1/21 (AMBAC Insured)	770,000	776,768
Series 2005, 5% 8/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	250,000	264,122
Series 2016 B, 5% 11/1/23	2,580,000	2,872,783
Series 2016:
3% 2/1/24	350,000	373,066
5% 11/1/23	810,000	901,920
5% 2/1/24	275,000	308,828
5% 10/1/24	325,000	374,009
Series 2017:
5% 4/1/22	400,000	416,153
5% 4/1/23	600,000	652,967
5% 4/1/24	900,000	1,017,120
Series 2018:
5% 5/1/22	385,000	402,106
5% 5/1/23	1,415,000	1,545,494
Series A:
5% 8/1/21	1,025,000	1,033,170
5% 10/1/21	765,000	777,299
5% 11/1/21	350,000	357,045
5% 2/1/22	350,000	361,299
5% 8/1/22	905,000	912,202
5% 11/1/22	610,000	651,761
5% 11/1/25	350,000	416,751
Series B:
5% 11/1/21	975,000	994,626
5% 8/1/22	4,660,000	4,923,242
5% 8/1/23	2,945,000	3,246,481
Series C, 5% 11/1/21	2,875,000	2,932,873
Kentucky, Inc. Pub. Energy:
Bonds Series 2019 A1, 4%, tender 6/1/25 (a)	1,000,000	1,124,354
Series 2018 B, 4% 7/1/21	1,350,000	1,354,036
Series A:
4% 6/1/21	270,000	270,000
4% 12/1/22	350,000	369,145
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	840,000	929,963
Series 2020 C, 5%, tender 10/1/26 (a)	2,015,000	2,459,138
Series 2016 A, 5% 10/1/22	200,000	212,618
Louisville & Jefferson County Gen. Oblig. Series 2020 A, 5% 10/1/24	2,005,000	2,315,284
Louisville Reg'l. Arpt. Auth. Sys. Rev. Series 2014 A:
5% 7/1/21 (b)	1,250,000	1,254,485
5% 7/1/23 (b)	1,750,000	1,914,923
5% 7/1/24 (b)	155,000	176,028
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	55,000	57,634
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	230,000	241,017
Louisville/Jefferson County Metropolitan Govt. Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.):
Series 2007 A, 1.65%, tender 6/1/21 (a)	7,250,000	7,250,000
Series 2007 B, 1.65%, tender 6/1/21 (a)	2,000,000	2,000,000
Paducah Elec. Plant Board Rev. Series 2019, 5% 10/1/22	2,005,000	2,124,559
Trimble County Poll. Cont. Rev. Bonds (Louisville Gas and Elec. Co. Proj.) Series 2001 A, 2.3%, tender 9/1/21 (a)	600,000	603,082
Univ. Louisville Revs. Series 2016 C, 3% 9/1/21	780,000	785,309

TOTAL KENTUCKY		71,559,838

Louisiana - 0.3%
Louisiana Citizens Property Ins. Corp. Assessment Rev. Series 2015:
5% 6/1/21 (FSA Insured)	1,770,000	1,770,000
5% 6/1/22 (FSA Insured)	900,000	944,002
Louisiana Gen. Oblig.:
Series 2012 C, 5% 7/15/21	240,000	241,400
Series 2015 A, 5% 5/1/24	350,000	397,989
Series 2016 D, 5% 9/1/24	155,000	178,448
Louisiana Local Govt. Envir. Facilities and Cmnty. Dev. Auth. Bonds (East Baton Rouge Sewerage Commission Proj.) Series 2020 B, 0.875%, tender 2/1/25 (a)	4,000,000	4,006,796
Louisiana Offshore Term. Auth. Deepwater Port Rev. Bonds Series 2010 B-1A, 2%, tender 10/1/22 (a)	815,000	821,636
Louisiana Pub. Facilities Auth. Rev. Series 2018 D, 5% 7/1/21	200,000	200,774
Louisiana Stadium and Exposition District Series 2013 A:
5% 7/1/21	35,000	35,131
5% 7/1/22	20,000	21,000
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B, 5% 1/1/25 (b)	150,000	172,960
Series 2017 B:
5% 1/1/22 (b)	280,000	287,255
5% 1/1/23 (b)	1,070,000	1,144,337
5% 1/1/24 (b)	20,000	22,306
5% 1/1/25 (b)	5,000	5,765
5% 1/1/26 (b)	15,000	17,842
Series 2017 D2:
5% 1/1/22 (b)	345,000	353,940
5% 1/1/23 (b)	10,000	10,695
5% 1/1/24 (b)	15,000	16,730
5% 1/1/25 (b)	115,000	132,603
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 2%, tender 4/1/23 (a)	4,780,000	4,884,887
St. Tammany Parish Hosp. Svc. (St. Tammany Parish Hosp. Proj.) Series 2011, 4.5% 7/1/21 (Escrowed to Maturity)	600,000	602,066
State of Louisiana Grant Anticipation Rev. Series 2021:
5% 9/1/23 (c)	865,000	958,214
5% 9/1/24 (c)	785,000	903,754
Tobacco Settlement Fing. Corp. Series 2013 A, 5% 5/15/23	110,000	120,353

TOTAL LOUISIANA		18,250,883

Maine - 0.0%
Maine Fin. Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/23 (FSA Insured) (b)	500,000	553,943
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2017 B, 4% 7/1/21	85,000	85,258
Series 2020 A, 4% 7/1/22	425,000	442,247
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/21	50,000	50,196
5% 7/1/22	40,000	42,104
5% 7/1/24	630,000	719,632
5% 7/1/26	250,000	295,399

TOTAL MAINE		2,188,779

Maryland - 0.5%
Baltimore County Gen. Oblig. Series 2020, 4% 1/1/22	830,000	846,556
Baltimore Proj. Rev.:
(Wtr. Proj.) Series 2020 A:
5% 7/1/23	400,000	439,983
5% 7/1/24	635,000	726,608
Series 2017 D:
5% 7/1/24	70,000	80,099
5% 7/1/25	75,000	88,787
Howard County Gen. Oblig. Series A:
5% 8/15/21	100,000	100,997
5% 8/15/22	1,000,000	1,058,856
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	245,000	271,655
Series 2020 C, 0.625% 7/1/22	500,000	500,950
Series 2021 A, 0.83% 5/1/23 (e)	4,000,000	3,999,890
Series A:
0.2% 3/1/23	1,015,000	1,013,682
0.25% 9/1/23	775,000	773,061
Maryland Health & Higher Edl.:
Bonds Series 2020, 5%, tender 7/1/25 (a)	1,000,000	1,152,683
Series 2020:
4% 7/1/21	1,065,000	1,067,843
4% 1/1/22	200,000	203,848
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2012 B, 5% 7/1/21	240,000	240,948
Series 2015:
5% 7/1/22	20,000	21,018
5% 7/1/23	20,000	21,937
5% 7/1/24	45,000	51,283
5% 7/1/25	40,000	47,157
5% 7/1/25 (Pre-Refunded to 7/1/24 @ 100)	1,145,000	1,309,890
Series 2019 A, 5% 10/1/21	380,000	385,916
Series 2020 A:
3% 7/1/21	210,000	210,457
4% 7/1/22	100,000	103,992
Series 2020 B, 5% 4/15/23	675,000	735,962
Maryland Trans. Auth. Trans. Facility Projs. Rev.:
Series 2020, 5% 7/1/22	1,500,000	1,580,246
Series 2021 A, 5% 7/1/24	1,250,000	1,431,163
Montgomery County Gen. Oblig. Bonds Series 2013 MD, 0.1%, tender 6/1/21 (a)	8,200,000	8,200,000

TOTAL MARYLAND		26,665,467

Massachusetts - 1.1%
Boston Hsg. Auth. Cap. Prog. Series 2020 B:
5% 4/1/23	450,000	489,725
5% 4/1/24	475,000	537,389
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2016 A, 0% 7/1/23	355,000	352,762
Series B:
5% 7/1/21	780,000	783,082
5% 7/1/22	900,000	947,642
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Bonds Series 2019 A, 5%, tender 1/1/23 (a)	3,130,000	3,366,964
Massachusetts Dev. Fin. Agcy. Rev.:
Bonds Series S3, SIFMA Municipal Swap Index + 0.500% 0.55%, tender 1/26/23 (a)(d)	3,400,000	3,413,261
Series 2015 C, 5% 10/1/22	200,000	212,479
Series 2015 H1, 5% 7/1/22	250,000	262,898
Series 2016 A, 5% 7/15/22	30,000	31,662
Series 2016 I:
5% 7/1/21	10,000	10,037
5% 7/1/22	410,000	430,418
5% 7/1/23	15,000	16,384
5% 7/1/24	25,000	28,326
5% 7/1/25	20,000	23,402
5% 7/1/26	20,000	24,102
Series 2019 A:
5% 7/1/21	200,000	200,744
5% 7/1/22	450,000	472,410
5% 7/1/24	155,000	175,620
Series 2019 O:
5% 12/1/23	130,000	144,746
5% 12/1/24	100,000	115,296
Series 2021 T, 5% 7/1/21	695,000	697,746
Series C:
5% 10/1/21 (FSA Insured)	250,000	253,892
5% 10/1/22 (FSA Insured)	275,000	292,159
5% 10/1/23 (FSA Insured)	350,000	385,665
5% 10/1/24 (FSA Insured)	325,000	370,641
Series Q, 5% 7/1/22	250,000	263,262
Series U, 5% 7/1/21	345,000	346,366
Massachusetts Edl. Fing. Auth. Rev.:
Series 2011 J, 5.125% 7/1/22 (b)	2,080,000	2,088,145
Series 2014:
5% 1/1/23 (b)	3,000,000	3,221,279
5% 1/1/24 (b)	5,000,000	5,580,651
Series 2015 A:
5% 1/1/22 (b)	600,000	616,761
5% 1/1/23 (b)	9,000,000	9,663,836
5% 1/1/24 (b)	8,250,000	9,208,073
Series 2016 J:
5% 7/1/21 (b)	1,465,000	1,470,583
5% 7/1/22 (b)	1,475,000	1,551,427
5% 7/1/23 (b)	725,000	794,120
Series 2016, 5% 7/1/24 (b)	350,000	397,829
Series 2020 C, 5% 7/1/23 (b)	375,000	410,752
Massachusetts Gen. Oblig. Bonds Series D2, 1.7%, tender 8/1/22 (a)	530,000	538,614
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2007 G2, 0.18%, tender 6/4/21 (FSA Insured) (a)	4,050,000	4,050,000
Bonds Series I, 0.7%, tender 7/1/25 (a)	395,000	396,725
Series 2010 A, 5% 10/1/21	250,000	253,994
Massachusetts Port Auth. Rev.:
Series 2015 A, 5% 7/1/21 (Escrowed to Maturity)	365,000	366,434
Series 2017 A:
5% 7/1/21 (Escrowed to Maturity) (b)	1,800,000	1,806,923
5% 7/1/24 (b)	65,000	74,076
5% 7/1/25 (b)	25,000	29,462
Series 2019 C, 5% 7/1/24 (b)	345,000	393,170
Series 2021 E, 5% 7/1/23 (b)	500,000	548,767
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 2002, 5.5% 8/1/21	200,000	201,775
Series 2014 F, 5% 8/1/21	330,000	332,658

TOTAL MASSACHUSETTS		58,645,134

Michigan - 1.2%
Armada Area Schools Series 2014, 4% 5/1/22	305,000	315,767
Brandon School District Series A, 5% 5/1/23	430,000	468,787
Carman-Ainsworth Cmnty. School District Series 2021, 4% 5/1/24	1,335,000	1,467,438
Chippewa Valley Schools Series 2016 B, 5% 5/1/24	200,000	227,360
Clarkston Cmnty. Schools Series 2015, 5% 5/1/22	35,000	36,522
Dearborn School District Series 2017, 5% 5/1/22	250,000	261,226
Detroit Downtown Dev. Auth. Tax:
Series 1, 5% 7/1/22 (FSA Insured)	500,000	525,683
Series A, 5% 7/1/25 (FSA Insured)	550,000	622,808
Grand Blanc Cmnty. Schools Series 2013, 5% 5/1/22	40,000	41,781
Grand Rapids Pub. Schools Series 2017, 5% 5/1/23 (FSA Insured)	30,000	32,712
Grosse Ile Township School District Unltd. Tax Gen. Oblig. Series 2016, 2% 5/1/24	125,000	130,408
Huron School District Series 2019, 5% 5/1/24	205,000	232,723
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/22	20,000	20,905
5% 5/15/24	10,000	11,359
5% 5/15/25	15,000	17,629
5% 5/15/26	15,000	18,183
Kent City Cmnty. Schools Series 2020, 4% 5/1/23	205,000	219,458
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2015 A, SIFMA Municipal Swap Index + 0.250% 0.3%, tender 12/24/21 (a)(d)	1,000,000	1,000,000
Lake Superior State Univ. Series 2021, 4% 11/15/22 (FSA Insured) (c)	305,000	319,035
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I, 5% 4/15/24	60,000	68,091
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.):
Series 2014 C3, 5% 7/1/22 (FSA Insured)	1,155,000	1,215,105
Series 2014 D1, 5% 7/1/22 (FSA Insured)	2,845,000	2,993,050
(Trinity Health Proj.) Series 2017, 5% 12/1/23	250,000	279,288
Bonds:
Series 2013 M1, 0.1%, tender 6/1/21 (a)	7,500,000	7,500,000
Series 2016 E1, 4%, tender 8/15/24 (a)	275,000	306,956
Series 2016 MI2, SIFMA Municipal Swap Index + 0.480% 0.53%, tender 6/3/21 (a)(d)	5,000,000	5,002,129
Series 2019 B, 3.5%, tender 11/15/22 (a)	5,750,000	5,995,098
Series 2019 MI2, 5%, tender 2/1/25 (a)	1,605,000	1,865,781
Series 2012:
4% 11/15/21	400,000	406,888
5% 11/1/22	350,000	373,651
Series 2015 A:
5% 8/1/22	1,380,000	1,456,954
5% 8/1/23	530,000	583,770
Series 2015 D1:
0.25% 10/15/22	500,000	500,279
0.4% 10/15/23	650,000	649,464
0.55% 10/15/24	300,000	299,704
0.75% 10/15/25	250,000	250,331
Series 2015 MI:
5% 12/1/22	600,000	643,558
5% 12/1/24	100,000	115,899
Series 2015, 5% 11/15/21	585,000	597,720
Series 2016:
5% 11/15/22	715,000	764,516
5% 11/15/23	225,000	250,859
Series 2020 A:
4% 6/1/22	1,000,000	1,036,980
5% 6/1/24	1,000,000	1,139,340
Michigan Gen. Oblig. Series 2016:
5% 3/15/22	50,000	51,879
5% 3/15/23	85,000	92,149
Michigan Hosp. Fin. Auth. Rev.:
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	80,000	83,119
Series 2010 F1, 4%, tender 6/1/23 (a)	200,000	215,307
Series 2005 A4, 5% 11/1/21	3,805,000	3,881,594
Series 2008 C, 5% 12/1/21	500,000	512,117
Michigan State Univ. Revs.:
Series 2015 A, 5% 8/15/21	380,000	383,756
Series 2020 A, 5% 8/15/21	200,000	201,977
Michigan Strategic Fund Ltd. Oblig. Rev.:
Bonds:
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	2,700,000	2,708,200
Series CC, 1.45%, tender 9/1/21 (a)	380,000	381,154
Series 2019, 4% 11/15/22	730,000	754,948
Michigan Trunk Line Fund Rev.:
Series 2005, 5.5% 11/1/21 (FSA Insured)	465,000	475,441
Series 2020 A, 5% 11/15/21	1,500,000	1,533,449
Northern Michigan Univ. Revs. Series 2018 A, 5% 12/1/22	700,000	750,050
Novi Cmnty. School District Series I, 4% 5/1/23	550,000	590,108
Oakland Univ. Rev. Series 2016, 5% 3/1/22	385,000	398,810
Portage Pub. Schools Series 2016:
5% 5/1/23	45,000	48,779
5% 11/1/23	30,000	33,151
5% 5/1/24	40,000	44,999
5% 11/1/24	45,000	51,475
5% 5/1/25	25,000	29,049
5% 11/1/25	25,000	29,493
5% 11/1/28	20,000	24,237
Rockford Pub. Schools Gen. Oblig. Series 2019 I, 4% 5/1/22	285,000	295,061
Roseville Cmnty. Schools Series 2014, 5% 5/1/23	300,000	326,758
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/21	285,000	288,384
5% 9/1/23	10,000	11,051
Saginaw Hosp. Fin. Auth. Hosp. Rev. Series 2020 J:
5% 7/1/21	285,000	286,102
5% 7/1/22	455,000	478,576
5% 7/1/23	250,000	273,889
Warren Consolidated School District Series 2019, 4% 5/1/23	230,000	246,451
Wayne County Arpt. Auth. Rev.:
Series 2011 A:
4.125% 12/1/22 (FSA Insured) (b)	530,000	539,946
5% 12/1/21 (b)	8,505,000	8,705,049
5% 12/1/22 (b)	250,000	255,777
Series 2012 B, 5% 12/1/22 (b)	485,000	518,692
Series 2017 B, 5% 12/1/21 (b)	300,000	306,874
Wayne State Univ. Revs. Series 2015 A, 5% 11/15/21	310,000	316,812
Wayne-Westland Cmnty. Schools Series 2019, 5% 11/1/24	335,000	387,258

TOTAL MICHIGAN		66,777,116

Minnesota - 0.3%
Maple Grove Health Care Sys. Rev. Series 2017:
4% 5/1/22	110,000	113,615
5% 5/1/23	110,000	119,568
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev.:
(Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/23	355,000	396,078
Series 2017 A, 5% 11/15/21	325,000	332,142
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev.:
Series 2014 A:
5% 1/1/22	20,000	20,555
5% 1/1/23	20,000	21,492
Series 2014 B:
5% 1/1/22 (b)	45,000	46,225
5% 1/1/23 (b)	20,000	21,462
Series 2016 B:
4% 1/1/23	300,000	317,648
5% 1/1/22	985,000	1,012,340
Series 2016 C, 5% 1/1/22	485,000	498,635
Series 2016, 5% 1/1/25	620,000	719,926
Series 2019 B, 5% 1/1/22 (b)	3,000,000	3,081,660
Series 2019 C, 5% 1/1/26	380,000	454,458
Minneapolis Multi-family Rev. Bonds Series 2019, 1.55%, tender 11/1/21 (a)	4,050,000	4,072,047
Minnesota Hsg. Fin. Agcy.:
Bonds Series 2018 D, SIFMA Municipal Swap Index + 0.430% 0.48%, tender 7/3/23 (a)(d)	3,000,000	3,008,001
Series 2021 A:
0.25% 1/1/22 (b)	200,000	200,019
0.3% 7/1/22 (b)	200,000	200,071
0.4% 1/1/23 (b)	200,000	200,165
0.5% 7/1/23 (b)	200,000	200,314
0.625% 1/1/24 (b)	400,000	400,796
Series H:
0.55% 1/1/23 (b)	195,000	195,529
0.65% 1/1/24 (b)	200,000	200,629
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	65,000	72,884
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2017:
5% 1/1/22	25,000	25,688
5% 1/1/23	250,000	268,481
5% 1/1/24	35,000	39,113
Rochester Health Care Facilities Rev. Bonds (Mayo Foundation Proj.) Series C, 4.5%, tender 11/15/21 (a)	1,905,000	1,941,424
Southern Minnesota Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 1994 A, 0% 1/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	290,000	284,545
Western Minnesota Muni. Pwr. Agcy. Pwr. Supply Rev. Series 2014 A:
5% 1/1/22	20,000	20,565
5% 1/1/23	65,000	69,891
5% 1/1/24	20,000	22,416

TOTAL MINNESOTA		18,578,382

Mississippi - 0.1%
Jackson Gen. Oblig. Series 2021:
5% 3/1/22	325,000	336,258
5% 3/1/23	325,000	350,678
5% 3/1/24	500,000	563,290
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2004, 0.55%, tender 9/1/21 (a)(b)	1,700,000	1,701,301
Mississippi Dev. Bank Spl. Obl (Jackson Mississippi Sales Tax Rev. Infrastructure Proj.) Series 2020, 5% 9/1/24	740,000	840,090
Mississippi Hosp. Equip. & Facilities Auth.:
(Forrest County Gen. Hosp. Rfdg. Proj.) Series 2019 B, 5% 1/1/22	350,000	359,652
Bonds Series 2020 A2, 0.65%, tender 9/1/21 (a)	300,000	300,066
Series I, 5% 10/1/22	420,000	446,730

TOTAL MISSISSIPPI		4,898,065

Missouri - 0.5%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/22	15,000	15,480
5% 3/1/23	20,000	21,474
5% 3/1/24	15,000	16,693
5% 3/1/25	15,000	17,226
5% 3/1/26	20,000	23,630
Missouri Health & Edl. Facilities Rev.:
Bonds Series 2021 B, 4%, tender 5/1/26 (a)	9,000,000	10,467,104
Series 2014 A, 5% 6/1/24	710,000	806,716
Series 2020:
5% 11/15/21	520,000	531,306
5% 11/15/22	660,000	705,808
5% 11/15/23	815,000	907,390
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	65,000	72,419
Missouri State Pub. Util. Commn Rev. Series 2020, 0.5% 3/1/22	5,000,000	5,004,777
Ozarks Technical Cmnty. College Series 2021:
5% 3/1/23	225,000	243,395
5% 3/1/25	225,000	261,646
Saint Louis Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (FSA Insured)	920,000	967,772
5% 7/1/23 (FSA Insured)	1,160,000	1,274,416
Series 2017 B:
5% 7/1/21 (FSA Insured) (b)	400,000	401,501
5% 7/1/22 (FSA Insured) (b)	500,000	525,124
Series 2019 B:
5% 7/1/21 (b)	350,000	351,285
5% 7/1/22 (b)	365,000	382,932
5% 7/1/23 (b)	385,000	421,283
5% 7/1/24 (b)	400,000	454,266
5% 7/1/25 (b)	420,000	491,994
Series 2019 C, 5% 7/1/25	660,000	778,094
Saint Louis Muni. Fin. Corp. Leasehold Rev. Series 2017 B, 4% 6/1/21 (FSA Insured)	320,000	320,000

TOTAL MISSOURI		25,463,731

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2019 B, 4% 6/1/50	30,000	34,029
Series A1, 3.5% 6/1/50	465,000	512,845
Montana Facility Fin. Auth. Rev. Series 2019 A, 5% 1/1/22	430,000	442,114

TOTAL MONTANA		988,988

Nebraska - 0.3%
Central Plains Energy Proj. Gas Supply:
Bonds Series 2019, 4%, tender 8/1/25 (a)	1,170,000	1,330,968
Series 2019:
4% 8/1/21	1,500,000	1,509,349
4% 2/1/22	1,465,000	1,501,880
4% 8/1/23	580,000	626,604
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020:
5% 11/15/21	100,000	102,174
5% 11/15/22	130,000	139,023
Gretna Ctfs. Prtn. Series 2021, 4% 12/15/25	2,620,000	2,941,344
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2019 B, 4% 9/1/49 (b)	150,000	164,646
Nebraska Pub. Pwr. District Rev.:
Bonds Series 2020 A, 0.6%, tender 7/1/23 (a)	5,000,000	5,025,919
Series 2012 A, 4% 1/1/22	200,000	204,380
Series 2014, 5% 7/1/21	430,000	431,663
Series 2016 C, 5% 1/1/25	200,000	232,157
Series B, 5% 1/1/23	250,000	268,605
Omaha Pub. Pwr. District Elec. Rev. Series A, 5% 2/1/25	200,000	233,370

TOTAL NEBRASKA		14,712,082

Nevada - 1.3%
Clark County Arpt. Rev.:
(Sub Lien Proj.) Series 2017 A-1:
5% 7/1/21 (b)	2,045,000	2,052,877
5% 7/1/22 (b)	360,000	378,492
Series 2017 C, 5% 7/1/21 (b)	11,625,000	11,670,450
Series 2018 A, 5% 7/1/21	1,920,000	1,927,507
Series 2019 A, 5% 7/1/23	200,000	219,771
Series 2019 D:
5% 7/1/21	6,495,000	6,520,286
5% 7/1/22	10,000,000	10,520,387
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev.:
(Clark County Arpt. Rev. Proj.) Series 2017 B:
5% 7/1/21 (b)	800,000	803,082
5% 7/1/22 (b)	300,000	315,410
Series 2019 E:
5% 7/1/22	480,000	504,979
5% 7/1/24	350,000	399,912
Clark County School District:
Series 2012 A, 5% 6/15/21	1,010,000	1,011,752
Series 2015 B, 5% 6/15/21	370,000	370,642
Series 2015 C, 5% 6/15/22	500,000	524,852
Series 2016 A:
5% 6/15/21	365,000	365,633
5% 6/15/23	255,000	279,366
5% 6/15/24	685,000	780,062
Series 2017 A, 5% 6/15/22	2,510,000	2,634,759
Series 2017 C, 5% 6/15/22	300,000	314,911
Series 2017 D, 5% 6/15/24	400,000	428,624
Series 2018 A:
5% 6/15/23	435,000	476,566
5% 6/15/24	290,000	330,245
Series 2019 C, 5% 6/15/21	370,000	370,642
Series 2020 A:
3% 6/15/22	500,000	514,507
3% 6/15/23 (FSA Insured)	450,000	475,214
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2015 B, 5% 12/1/21	600,000	614,601
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 0.3%, tender 6/1/21 (a)(b)(e)	6,800,000	6,800,000
Nevada Gen. Oblig.:
Series 2013 D1, 5% 3/1/24	60,000	65,027
Series 2013 F1, 5% 3/1/25	250,000	270,668
Series 2015 A, 5% 8/1/21	200,000	201,611
Nevada Hsg. Division Bonds Series 2020, 0.3%, tender 10/1/22 (a)	4,220,000	4,224,640
Washoe County Gas & Wtr. Facilities Bonds (Sierra Pacific Pwr. Co. Proj.) Series 2016 B, 3%, tender 6/1/22 (a)	1,460,000	1,499,667
Washoe County Gas Facilities Rev. Bonds:
(Sierra Pacific Pwr. Co. Proj.) Series 2016 C, 0.625%, tender 4/15/22 (a)(b)	1,590,000	1,594,206
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	8,400,000	8,526,058
Series 2016, 2.05%, tender 4/15/22 (a)(b)	1,210,000	1,228,158

TOTAL NEVADA		69,215,564

New Hampshire - 0.3%
Nat'l. Fin. Auth. Solid Bonds:
(Waste Mgmt., Inc. Proj.):
Series 2019 A2, 2.15%, tender 7/1/24 (a)(b)	555,000	582,335
Series 2020 A3, 0.2%, tender 6/1/21 (a)(b)	12,000,000	12,000,000
Series 2020 A2, 0.2%, tender 6/1/21 (a)(b)	2,300,000	2,300,000
New Hampshire Bus. Fin. Auth. Wtr. Facility (Pennichuck Wtr. Works, Inc. Proj.) Series 2014 A, 5% 1/1/24 (Escrowed to Maturity) (b)	260,000	290,245
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Southern NH Med. Ctr. Proj.) Series 2016, 3% 10/1/21	225,000	227,055
Series 2012, 4% 7/1/21	35,000	35,094
Series 2016:
5% 10/1/21	25,000	25,393
5% 10/1/23	425,000	469,772

TOTAL NEW HAMPSHIRE		15,929,894

New Jersey - 3.1%
Burlington County Bridge Commission Lease Rev. (Governmental Leasing Prog.) Series 2021:
4% 4/1/23	715,000	764,783
4% 4/1/24	425,000	469,495
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/22	55,000	56,756
5% 2/15/23	70,000	75,330
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2005 C, 5.25% 11/1/21 (FSA Insured)	1,000,000	1,021,121
Series B, 0% 11/1/22 (FSA Insured)	680,000	674,256
Gloucester County Impt. Auth. Rev. Series 2021, 0.6% 3/1/24	2,400,000	2,401,161
Hudson County Impt. Auth. (Hudson County Courthouse Proj.) Series 2020, 4% 10/1/22	225,000	236,363
Hudson County Impt. Auth. Rev. Series 2020 C1A, 1.5% 9/2/21	1,750,000	1,755,923
Monmouth County Impt. Auth. Rev. Series 2020 A, 2% 7/12/21	1,250,000	1,252,704
New Brunswick Parking Auth. Rev. Series 2020 B:
5% 9/1/23	675,000	742,598
5% 9/1/25	850,000	1,003,613
New Jersey Econ. Dev. Auth. Series QQQ:
5% 6/15/22	400,000	419,667
5% 6/15/23	420,000	460,584
5% 6/15/24	300,000	341,701
5% 6/15/25	385,000	452,420
5% 6/15/26	555,000	669,970
New Jersey Econ. Dev. Auth. Rev.:
(New Jersey Gen. Oblig. Proj.) Series 2017 B, 5% 11/1/24	115,000	132,782
(New Jersey Transit Corp. Proj.) Series 2017 B, 5% 11/1/22	1,900,000	2,027,270
(New Jersey Transit Corp. Projs.) Series 2017 B, 5% 11/1/21	385,000	392,571
(Provident Montclair Proj.) Series 2017:
4% 6/1/22 (FSA Insured)	20,000	20,581
5% 6/1/23 (FSA Insured)	25,000	27,319
5% 6/1/24 (FSA Insured)	20,000	22,712
(The Goethals Bridge Replacement Proj.) Series 2013, 5% 1/1/24 (b)	350,000	392,433
Series 2005 N1, 5.5% 9/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	100,000	111,886
Series 2005, 5.25% 12/15/21	1,720,000	1,766,108
Series 2012 II:
5% 3/1/22	135,000	139,801
5% 3/1/23	835,000	864,301
Series 2012, 5% 6/15/22 (Assured Guaranty Corp. Insured)	900,000	943,576
Series 2013:
5% 3/1/23	4,920,000	5,323,138
5% 3/1/24	480,000	519,444
5% 3/1/25	355,000	383,974
Series 2014 UU, 5% 6/15/24	400,000	455,601
Series 2015 XX:
4% 6/15/24	545,000	604,324
5% 6/15/21	500,000	500,858
5% 6/15/23	75,000	82,247
Series 2016 BBB, 5% 6/15/21	1,340,000	1,342,300
Series 2017 DDD, 5% 6/15/22	220,000	230,817
Series 2019:
5.25% 9/1/22 (e)	5,550,000	5,882,066
5.25% 9/1/23 (e)	5,000,000	5,551,062
5.25% 9/1/24 (e)	2,100,000	2,417,274
Series UU, 3.1% 6/15/23	410,000	433,805
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(New Jersey-American Wtr. Co., Inc. Proj.) Series 2020 C, 1.15% 6/1/23 (b)	2,500,000	2,534,989
(NJ American Wtr. Co., Inc. Proj.) Series 2020 E, 0.85% 12/1/25 (b)	1,600,000	1,588,607
Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (a)(b)	2,000,000	2,024,731
New Jersey Edl. Facility:
Series 2014, 5% 6/15/21	240,000	240,412
Series 2015 B, 5% 7/1/21 (FSA Insured)	405,000	406,503
Series 2016 A:
5% 7/1/21	50,000	50,175
5% 7/1/22	140,000	146,566
5% 7/1/23	75,000	81,822
5% 7/1/24	175,000	197,879
Series 2016 C, 5% 7/1/21 (FSA Insured)	410,000	411,586
Series 2016 E, 5% 7/1/22	625,000	655,706
New Jersey Gen. Oblig.:
Series 2013, 5% 6/1/23	430,000	470,799
Series 2014, 5% 6/1/22	400,000	419,185
Series 2016, 5% 6/1/21	500,000	500,000
Series 2020 A:
4% 6/1/23	24,320,000	26,133,080
5% 6/1/24	1,530,000	1,740,383
5% 6/1/25	2,330,000	2,740,392
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2012 A, 5% 7/1/24	1,310,000	1,377,290
Series 2013, 5% 7/1/22	325,000	342,058
Series 2016 A:
2% 7/1/22	250,000	254,726
5% 7/1/21	2,000,000	2,007,242
5% 7/1/22	5,000	5,242
5% 7/1/22	300,000	315,679
5% 7/1/23	15,000	16,351
5% 7/1/24	20,000	22,595
5% 7/1/24	10,000	11,298
5% 7/1/24	25,000	28,565
5% 7/1/25	10,000	11,657
5% 7/1/26	5,000	5,998
5% 7/1/27	5,000	5,977
Series 2016, 5% 7/1/21	220,000	220,815
Series 2019, 4% 7/1/21	395,000	396,197
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2012 1, 5% 12/1/22 (b)	500,000	534,578
Series 2013, 5% 12/1/21 (b)	1,500,000	1,534,977
Series 2015 1A:
5% 12/1/21 (b)	4,650,000	4,758,429
5% 12/1/22 (b)	200,000	213,831
Series 2016 1A:
5% 12/1/22 (b)	1,400,000	1,496,817
5% 12/1/23 (b)	1,400,000	1,558,437
Series 2017 1A:
5% 12/1/22 (b)	215,000	229,868
5% 12/1/23 (b)	4,195,000	4,669,745
Series 2017 1B, 5% 12/1/21 (b)	190,000	194,430
Series 2018 B, 5% 12/1/21 (b)	835,000	854,471
Series 2019 A:
5% 12/1/22	245,000	262,326
5% 12/1/23	4,260,000	4,751,143
5% 12/1/24	260,000	299,964
Series 2020 A, 5% 12/1/23 (b)	1,500,000	1,668,562
Series 2020:
5% 12/1/22 (b)	1,600,000	1,710,648
5% 12/1/22 (b)	1,360,000	1,454,051
5% 12/1/23 (b)	945,000	1,051,194
5% 12/1/24 (b)	675,000	776,724
Series 2021 A:
5% 12/1/23 (b)	200,000	222,369
5% 12/1/24 (b)	330,000	379,237
5% 12/1/25 (b)	700,000	827,152
Series 2021 B, 5% 12/1/24 (b)	570,000	655,046
New Jersey Hsg. & Mtg. Fin. Agcy. Bonds Series 2020 A, 0.75%, tender 6/1/22 (a)	2,000,000	2,009,279
New Jersey Hsg. & Mtg. Fin. Agcy. Rev. Series 2019 D:
4% 10/1/22 (b)	1,340,000	1,399,229
4% 4/1/23 (b)	115,000	121,721
4% 10/1/23 (b)	125,000	133,854
4% 4/1/25 (b)	150,000	165,387
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/21	2,185,000	2,185,000
5% 6/1/22	2,580,000	2,702,975
5% 6/1/23	1,080,000	1,181,579
New Jersey Tpk. Auth. Tpk. Rev. Series 2012 B, 5% 1/1/22 (Escrowed to Maturity)	350,000	360,014
New Jersey Trans. Trust Fund Auth.:
Series 2005 B:
5.25% 12/15/22 (AMBAC Insured)	5,000,000	5,383,373
5.25% 12/15/23	370,000	416,926
Series 2006 A:
5.25% 12/15/21	2,000,000	2,053,614
5.25% 12/15/21 (FSA Insured)	395,000	405,741
5.25% 12/15/22	200,000	215,335
5.25% 12/15/23 (FSA Insured)	500,000	563,017
5.5% 12/15/21	1,900,000	1,953,476
Series 2006, 5.25% 12/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	465,000	477,465
Series 2010 D, 5.25% 12/15/23	555,000	624,674
Series 2011 B, 5% 6/15/21	1,250,000	1,252,146
Series 2013 AA:
5% 6/15/22	215,000	225,571
5% 6/15/23	785,000	860,853
Series 2016 A:
5% 6/15/21	1,700,000	1,702,987
5% 6/15/22	2,720,000	2,854,321
5% 6/15/27	90,000	108,249
Series 2016 A-2, 5% 6/15/23	1,205,000	1,318,588
Series 2018 A:
5% 6/15/21	3,995,000	4,002,020
5% 6/15/22	4,475,000	4,695,988
5% 6/15/23	445,000	486,947
5% 6/15/24	405,000	460,018
Series 2022 AA:
5% 6/15/23 (c)	150,000	157,005
5% 6/15/24 (c)	330,000	357,935
5% 6/15/25 (c)	2,000,000	2,238,299
Series A:
5% 6/15/21	265,000	265,455
5% 12/15/23	365,000	408,517
5% 12/15/24	210,000	243,513
5% 12/15/25	200,000	238,800
Series D, 5% 12/15/23	480,000	537,228
New Jersey Transit Corp. Ctfs. of Prtn. Series 2014 A, 5% 9/15/21	860,000	870,835
Newark Gen. Oblig. Series 2020:
5% 10/1/21	250,000	253,563
5% 10/1/21	100,000	101,398
5% 10/1/22	900,000	948,716
5% 10/1/22	650,000	685,184
Rutgers State Univ. Rev. Series Q:
5% 5/1/22	80,000	83,517
5% 5/1/23	65,000	70,758
Union County Gen. Oblig. Series 2020, 0.5% 3/1/22	1,700,000	1,705,290

TOTAL NEW JERSEY		168,321,559

New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 C, 4% 1/1/50	485,000	538,229
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (a)	1,000,000	1,168,874
Series 2019 A:
4% 5/1/22	140,000	144,850
4% 5/1/23	680,000	728,366
4% 11/1/23	245,000	266,665
4% 11/1/24	250,000	280,167
4% 5/1/25	960,000	1,086,772
New Mexico Severance Tax Rev.:
Series 2015 B, 5% 7/1/21	1,495,000	1,500,894
Series 2016 A, 5% 7/1/21	500,000	501,971
Santa Fe Pub. School District Gen. Oblig. Series 2021:
4% 8/1/22 (c)	500,000	521,514
4% 8/1/23 (c)	450,000	485,964

TOTAL NEW MEXICO		7,224,266

New York - 3.4%
Albany County Arpt. Auth. Arpt. Rev. Series 2020 B, 5% 12/15/21 (b)	500,000	512,076
Dorm. Auth. New York Univ. Rev.:
Series 2016 A:
5% 7/1/22	10,000	10,513
5% 7/1/24	40,000	45,559
Series 2017 1, 5% 7/1/21	400,000	401,584
East Ramapo Central School District Series 2021, 1.25% 5/5/22	1,250,000	1,260,411
Genessee Valley Central School District Series 2012, 5% 6/15/21 (FSA Insured)	435,000	435,714
Hempstead Local Dev. Corp. Rev. (Adelphi Univ. Proj.) Series 2021:
5% 6/1/22	200,000	209,160
5% 6/1/23	400,000	435,598
5% 6/1/24	940,000	1,060,229
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/24	1,280,000	1,439,942
5% 2/15/25	655,000	762,918
5% 2/15/26	1,545,000	1,856,998
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds:
Series 2019 B, 1.65%, tender 9/1/24 (a)	1,055,000	1,089,968
Series 2020 B, 0.85%, tender 9/1/25 (a)	11,000,000	11,012,947
Series 2017, 5% 9/1/21 (Escrowed to Maturity)	390,000	394,762
Monroe County Indl. Dev. Corp.:
(The Rochester Gen. Hosp. Proj.) Series 2017, 5% 12/1/26	350,000	427,161
(Univ. of Rochester, Proj.) Series 2017 A, 5% 7/1/21	275,000	276,087
Series 2020 A, 5% 7/1/23	300,000	330,119
New York City Edl. Construction Fund Series 2021 A, 5% 4/1/22	1,080,000	1,123,242
New York City Gen. Oblig.:
Bonds Series D, 5%, tender 2/1/24 (a)	900,000	986,229
Series 1, 5% 8/1/23	405,000	446,925
Series 2006, 0.25%, tender 6/1/36 (FSA Insured) (a)	1,000,000	1,000,000
Series 2007 C-4, 0.24%, tender 1/1/32 (FSA Insured) (a)	225,000	225,000
Series 2007, 0.07%, tender 6/1/21 (FSA Insured) (a)	4,200,000	4,200,000
Series 2008 A-3, 0.01%, tender 8/1/26 (FSA Insured) (a)	3,775,000	3,775,000
Series 2008 C-4, 0.24%, tender 10/1/27 (a)	1,475,000	1,475,000
Series 2008 J3, 5% 8/1/22	550,000	581,340
Series 2012 A, 5% 8/1/21	400,000	403,231
Series 2012 D1, 5% 10/1/26	440,000	447,133
Series 2012 E, 5% 8/1/24	365,000	376,883
Series 2013 D, 5% 8/1/23	1,605,000	1,733,153
Series 2013 I, 5% 8/1/23	200,000	220,704
Series 2013 J, 5% 8/1/21	1,280,000	1,290,338
Series 2015 A, 5% 8/1/23	570,000	629,005
Series 2016 B, 5% 8/1/22	300,000	317,095
Series 2016 E, 5% 8/1/24	840,000	963,276
Series 2016, 5% 8/1/22	1,405,000	1,485,059
Series 2017 A, 4% 8/1/21	660,000	664,249
Series 2017 C, 5% 8/1/23	120,000	132,422
Series 2017:
5% 8/1/21	890,000	897,188
5% 8/1/23	1,105,000	1,219,388
Series 2018 A:
5% 8/1/23	200,000	220,704
5% 8/1/24	150,000	172,014
Series 2018, 5% 8/1/22	440,000	465,072
Series 2019 A, 5% 8/1/21	250,000	252,019
Series 2019 B, 5% 8/1/21	200,000	201,615
Series 2021 F1, 5% 3/1/23	85,000	92,066
Series A:
4% 8/1/23	995,000	1,076,529
5% 8/1/21	660,000	665,331
5% 8/1/22	440,000	465,072
5% 8/1/23	100,000	110,352
5% 8/1/25	570,000	650,934
Series A1, 5% 10/1/22	200,000	212,972
Series B:
5% 8/1/21	250,000	252,019
5% 8/1/21	360,000	362,908
5% 8/1/21 (Escrowed to Maturity)	100,000	100,801
Series C:
3% 8/1/21	250,000	251,200
5% 8/1/23	300,000	331,055
5% 8/1/23	5,040,000	5,561,732
5% 8/1/26	220,000	269,596
Series D, 5% 8/1/25	710,000	765,699
Series D1, 5% 10/1/21	250,000	254,073
Series E:
5% 8/1/21	520,000	524,200
5% 8/1/21	1,085,000	1,093,763
5% 8/1/22	400,000	422,793
Series F1:
5% 3/1/27	325,000	351,451
5% 3/1/37 (Pre-Refunded to 3/1/23 @ 100)	405,000	439,261
Series H3, 5% 8/1/23	475,000	524,171
Series I, 5% 8/1/21	665,000	670,371
Series J4, 5% 8/1/24	2,100,000	2,408,191
New York City Health & Hosp. Corp. Rev. Series A, 4% 2/15/25	1,440,000	1,623,363
New York City Hsg. Dev. Corp.:
Bonds Series 2017 G-2, 2%, tender 12/31/21 (a)	2,225,000	2,226,227
Series G1, 2.35% 11/1/23	450,000	469,622
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	2,710,000	2,707,968
Series A3, 1.125%, tender 11/1/24 (a)	2,000,000	2,012,386
Series 2017 C3A, 0.2% 5/1/22	2,390,000	2,388,984
New York City Indl. Dev. Agcy. Rev. Series 2021 A, 5% 1/1/25 (FSA Insured)	1,000,000	1,161,947
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2011 HH, 5% 6/15/26	250,000	250,446
Series AA, 4% 6/15/24	845,000	940,593
Series CC1, 4% 6/15/21 (Escrowed to Maturity)	465,000	465,661
Series FF, 5% 6/15/21 (Escrowed to Maturity)	300,000	300,535
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2018 S1, 5% 7/15/25	370,000	438,989
Series S1:
5% 7/15/21	350,000	352,033
5% 7/15/23	600,000	661,227
5% 7/15/24	375,000	429,779
New York City Transitional Fin. Auth. Rev.:
Series 1:
5% 11/1/22	400,000	427,621
5% 11/1/22	215,000	229,846
Series 2012 D1, 5% 11/1/22	740,000	754,966
Series 2014 D1, 5% 2/1/27	350,000	393,452
Series 2014, 5% 11/1/26	750,000	851,424
Series 2015 C:
5% 11/1/21	225,000	229,567
5% 11/1/22	370,000	395,549
Series 2020 1, 5% 11/1/21	310,000	316,293
Series A1:
5% 5/1/23	300,000	327,909
5% 8/1/24	250,000	286,946
Series A3, 5% 8/1/23	1,045,000	1,153,657
Series B1:
5% 8/1/22	350,000	369,941
5% 8/1/24	545,000	625,541
Series C, 5% 11/1/21	430,000	438,729
Series C1, 3% 5/1/22	320,000	328,494
Series D1, 5% 11/1/24	615,000	627,354
New York Dorm. Auth. Personal Income Tax Rev.:
Series 2012 A, 4% 12/15/22 (Escrowed to Maturity)	325,000	344,502
Series 2014 A:
5% 2/15/22	695,000	719,002
5% 2/15/26	645,000	726,528
Series 2014 E, 5% 2/15/26	300,000	350,513
Series 2015 E, 5% 3/15/23	300,000	326,134
Series 2016 D:
5% 2/15/23	665,000	720,268
5% 2/15/25	405,000	473,449
New York Dorm. Auth. Rev.:
Bonds Series 2019 B1, 5%, tender 5/1/22 (a)	675,000	688,168
Series 1:
4% 7/1/21	125,000	125,394
5% 7/1/22 (Pre-Refunded to 1/1/22 @ 100)	400,000	411,349
Series 2011 A, 5.25% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	480,000	481,986
Series 2012 A, 5% 10/1/21	245,000	249,013
Series 2012, 5% 7/1/21	325,000	326,284
Series 2015 A:
5% 7/1/21	405,000	406,603
5% 5/1/23	410,000	446,487
5% 7/1/24	275,000	314,490
Series 2015, 5% 12/1/22 (e)	700,000	745,249
Series 2016, 5% 10/1/21	225,000	228,686
Series 2021 A:
4% 10/1/22 (c)	2,875,000	3,017,488
5% 7/1/24	1,410,000	1,611,073
New York Dorm. Auth. Sales Tax Rev.:
Series 2015 A:
5% 3/15/23	1,130,000	1,228,437
5% 3/15/24	250,000	282,987
Series 2017 A, 5% 3/15/24	445,000	503,717
Series 2018 C, 5% 3/15/24	600,000	679,169
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev.:
Bonds Series 2008 A, SIFMA Municipal Swap Index + 0.450% 0.5%, tender 6/3/21 (a)(d)	1,370,000	1,369,905
Series 2012 A:
5% 11/15/21	1,050,000	1,072,992
5% 11/15/22	225,000	240,821
Series 2016 A, 5% 11/15/22	400,000	427,852
Series 2016 B1, 5% 11/15/21	190,000	194,160
Series 2017 B2:
5% 11/15/23	1,000,000	1,115,584
5% 11/15/24	365,000	422,618
Series 2019 A, 5% 3/1/22	1,240,000	1,284,320
Series 2021 B1, 3% 11/1/22	3,000,000	3,118,537
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2011 B, 1 month U.S. LIBOR + 0.550% 0.624%, tender 11/1/22 (a)(d)	1,745,000	1,744,606
Series 2005 B, 5.25% 11/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	275,000	281,256
Series 2008 B2, 5% 11/15/21	1,340,000	1,368,845
Series 2012 B, 5% 11/15/22	45,000	48,080
Series 2012 D, 5% 11/15/21	645,000	658,884
Series 2012 E, 5% 11/15/21	55,000	56,184
Series 2012 F:
5% 11/15/21	765,000	781,468
5% 11/15/22	1,000,000	1,068,428
Series 2014 C, 5% 11/15/21	60,000	61,291
Series 2016 B, 5% 11/15/21	50,000	51,076
Series 2017 B:
4% 11/15/21	260,000	264,421
5% 11/15/22	525,000	560,928
Series 2020 A:
4% 2/1/22	5,400,000	5,533,911
5% 2/1/23	4,510,000	4,857,623
New York St Mtg. Agcy. Homeowner:
Series 186, 3.4% 4/1/22 (b)	1,160,000	1,187,907
Series 198, 1.65% 10/1/21 (b)	2,245,000	2,254,307
Series 2014 189:
2.5% 10/1/21 (b)	1,640,000	1,651,398
2.85% 10/1/22 (b)	500,000	515,375
Series 212:
2.4% 4/1/22 (b)	1,130,000	1,147,832
2.5% 10/1/22 (b)	1,160,000	1,190,294
Series 214, 2.9% 10/1/22 (b)	805,000	829,416
New York State Dorm. Auth.:
Series 2012 A:
5% 12/15/21	540,000	554,228
5% 12/15/23	415,000	445,898
5% 12/15/23 (Pre-Refunded to 12/15/22 @ 100)	345,000	370,719
Series 2017 A:
5% 2/15/22	935,000	967,290
5% 2/15/23	2,480,000	2,686,113
5% 2/15/25	635,000	742,321
Series 2017 B, 5% 2/15/23	665,000	720,268
Series 2018 A, 5% 3/15/25	200,000	234,469
Series 2019 D, 5% 2/15/23	390,000	422,413
Series 2020 A, 5% 3/15/23	250,000	271,778
New York State Energy Research & Dev. Auth. Poll. Cont. Rev. Series 1999, 1.5%, tender 6/4/21 (AMBAC Insured) (a)	300,000	300,000
New York State Hsg. Fin. Agcy. Rev.:
Bonds Series 2019 F, 1.875%, tender 11/1/21 (a)	650,000	650,485
Series J, 0.75% 5/1/25	360,000	360,544
New York State Mtg. Agcy. Homeowner Mtg.:
Series 2021 232, 5% 4/1/24 (b)	1,110,000	1,250,754
Series 221, 3.5% 10/1/32 (b)	65,000	70,740
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2018, 5% 1/1/22 (b)	1,500,000	1,538,987
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A:
5% 12/1/22 (b)	250,000	266,938
5% 12/1/23 (b)	175,000	194,388
5% 12/1/25 (b)	1,100,000	1,305,695
Series 2020 C:
5% 12/1/22	2,355,000	2,520,067
5% 12/1/23	1,000,000	1,113,700
New York Urban Dev. Corp. Rev.:
Series 2013 A1, 4% 3/15/23	250,000	267,319
Series 2013 D, 5% 3/15/24	355,000	385,524
Series 2015 A, 5% 3/15/24	590,000	667,143
Series 2016 A:
5% 3/15/22	310,000	321,975
5% 3/15/23	390,000	423,974
Series 2017 A, 5% 3/15/23	200,000	217,422
Niagara Frontier Trans. Auth. Arpt. Rev. Series 2019 A:
5% 4/1/22 (b)	700,000	726,230
5% 4/1/23 (b)	2,575,000	2,783,994
5% 4/1/24 (b)	1,720,000	1,936,030
Onondaga County Ind. Dev. Agcy. Swr. Facilities Rev. (Bristol-Meyers Squibb Co. Proj.) Series 1994, 5.75% 3/1/24 (b)	945,000	1,077,261
Poughkeepsie Gen. Oblig. Series 2021, 4% 4/15/23	270,000	283,727
Rockland County Gen. Oblig. Series 2014 A:
5% 3/1/22 (FSA Insured)	925,000	958,465
5% 3/1/23 (FSA Insured)	275,000	297,887
Saratoga County Cap. Resources Rev. Series A, 5% 7/1/21	200,000	200,790
Schenectady County Cap. Resources Corp. Rev. (Union College Proj.) Series 2017, 5% 1/1/22	275,000	282,830
Suffolk County Gen. Oblig. Series B, 5% 10/15/21 (FSA Insured)	200,000	203,435
Triborough Bridge & Tunnel Auth. Revs.:
Bonds Series 2005 B 4A, U.S. Secured Overnight Finl Rate (SOFR) Indx + 0.380% 0.387%, tender 2/1/24 (a)(d)	2,000,000	1,998,791
Series 2002 E, 5.5% 11/15/21	285,000	291,921
Series 2013 A, 5% 11/15/26	400,000	435,071
Series 2013 B, 4% 11/15/21	405,000	412,198
Series 2016 A, 5% 11/15/23	400,000	446,599
Triborough Bridge and Tunnel Auth. Bonds Series 2021 A2:
2%, tender 5/15/24 (a)	6,000,000	6,303,814
2%, tender 5/15/26 (a)	1,285,000	1,373,287
Westchester County Healthcare Series 2000 A, 5% 11/1/22 (Pre-Refunded to 11/1/21 @ 100)	475,000	484,608
Yonkers Gen. Oblig.:
Series 2016 C, 4% 11/15/21 (FSA Insured)	225,000	228,937
Series 2017 C, 5% 10/1/22 (Build America Mutual Assurance Insured)	55,000	58,508
Series 2021 A:
4% 2/15/24	250,000	273,384
5% 2/15/26 (FSA Insured)	400,000	479,748
Series 2021 B:
4% 2/15/24	290,000	317,208
5% 2/15/26	320,000	383,963

TOTAL NEW YORK		182,185,752

New York And New Jersey - 0.4%
Port Auth. of New York & New Jersey:
Series 173, 4% 12/1/21	675,000	687,969
Series 185, 5% 9/1/21 (b)	1,000,000	1,011,872
Series 188, 5% 5/1/23 (b)	200,000	217,960
Series 189, 5% 5/1/23	200,000	218,323
Series 194, 5% 10/15/21	555,000	564,972
Series 197, 5% 11/15/21 (b)	585,000	597,720
Series 2013:
5% 12/1/22	275,000	294,921
5% 12/1/23	725,000	810,322
5% 12/1/24 (b)	250,000	278,359
Series 2015 188, 5% 5/1/22 (b)	370,000	386,230
Series 2018, 5% 9/15/22 (b)	4,105,000	4,357,635
Series 202, 5% 10/15/22 (b)	4,435,000	4,725,395
Series 2020 221, 5% 7/15/24 (b)	230,000	262,322
Series 207:
5% 9/15/23 (b)	1,095,000	1,211,727
5% 9/15/24 (b)	430,000	493,303
Series 209, 5% 7/15/21	275,000	276,598
Series 223:
5% 7/15/22 (b)	2,500,000	2,634,144
5% 7/15/23 (b)	925,000	1,016,811
5% 7/15/24 (b)	1,250,000	1,425,663

TOTAL NEW YORK AND NEW JERSEY		21,472,246

North Carolina - 0.4%
Charlotte Int'l. Arpt. Rev.:
Series 2014 A, 5% 7/1/25	560,000	639,859
Series 2017 B, 5% 7/1/25 (b)	100,000	117,893
Series 2019 A, 5% 7/1/21	325,000	326,287
Series 2019 B, 5% 7/1/22 (b)	400,000	420,815
Series 2021 B:
5% 7/1/22 (b)	270,000	284,050
5% 7/1/24 (b)	1,000,000	1,139,955
5% 7/1/25 (b)	1,345,000	1,585,660
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev.:
Bonds Series 2021 B, 5%, tender 12/2/24 (a)	1,000,000	1,161,368
Series 2016 A, 5% 1/15/22	1,650,000	1,699,808
Columbus County Indl. Facilities And Poll. Cont. Fing. Auth. Rev. Bonds Series 2019 C, 2.1%, tender 10/1/24 (a)(b)	2,000,000	2,101,483
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/26 (Escrowed to Maturity)	290,000	354,622
North Carolina Cap. Facilities Fin. Agcy. Edl. Facilities Rev. Series 2021, 3% 5/1/22	225,000	230,574
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series 1993 B, 6% 1/1/22 (Escrowed to Maturity)	1,750,000	1,810,013
North Carolina Grant Anticipation Rev.:
Series 2017:
5% 3/1/22	80,000	82,937
5% 3/1/23	450,000	487,120
Series 2019, 5% 3/1/25	335,000	392,146
North Carolina Hsg. Fin. Agcy. Home Ownership Rev. Series 43, 4% 7/1/50	2,705,000	3,018,892
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 B, 2.2%, tender 12/1/22 (a)	1,420,000	1,446,845
Series 2012 B, 4% 12/1/21	200,000	203,752
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev.:
Series 2015 B, 5% 1/1/23	300,000	320,349
Series 2015 E:
5% 1/1/22	110,000	113,060
5% 1/1/23	35,000	37,374
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2017, 5% 1/1/22	1,100,000	1,130,335
Raleigh Durham Arpt. Auth. Arpt. Rev.:
Series 2015 B, 5% 5/1/22 (b)	750,000	782,687
Series 2017 A:
5% 5/1/22 (b)	400,000	417,433
5% 5/1/23 (b)	235,000	256,292
Series 2020 A, 5% 5/1/23 (b)	340,000	370,806

TOTAL NORTH CAROLINA		20,932,415

North Dakota - 0.1%
North Dakota Hsg. Fin. Agcy. Bonds (Home Mtg. Fin. Prog.) Series 2019 B, SIFMA Municipal Swap Index + 0.400% 0.45%, tender 6/3/21 (a)(d)	4,000,000	4,001,558
Ohio - 0.7%
Akron Bath Copley Hosp. District Rev.:
Series 2012, 5% 11/15/24	830,000	866,485
Series 2016, 5% 11/15/24	45,000	51,506
Akron Gen. Oblig. Series 2020, 2% 12/1/21	850,000	857,203
Allen County Hosp. Facilities Rev.:
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	985,000	1,027,353
Series 2017 A:
5% 8/1/21	780,000	786,139
5% 8/1/22	5,300,000	5,595,548
Series 2020 A:
5% 12/1/21	1,000,000	1,023,877
5% 12/1/22	1,550,000	1,660,824
5% 12/1/23	1,000,000	1,116,355
American Muni. Pwr., Inc. Rev. Bonds:
Series 2019 A, 2.3%, tender 2/15/22 (a)	1,800,000	1,807,423
Series 2021 A2, 1%, tender 8/15/24 (a)	325,000	330,174
Cleveland Arpt. Sys. Rev.:
Series 2016 A:
5% 1/1/24 (FSA Insured)	25,000	28,020
5% 1/1/25 (FSA Insured)	395,000	458,510
5% 1/1/26 (FSA Insured)	10,000	11,550
Series 2018 A, 5% 1/1/26 (b)	290,000	344,944
Series 2019 B:
5% 1/1/22 (b)	650,000	666,843
5% 1/1/27 (b)	350,000	428,093
Cleveland Pub. Pwr. Sys. Rev.:
Series 2016, 5% 11/15/21 (FSA Insured)	1,180,000	1,205,165
Series 2018, 5% 11/15/21 (FSA Insured)	320,000	326,824
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/22	45,000	46,715
5% 6/15/23	40,000	42,897
Franklin County Hosp. Facilities Rev.:
Bonds:
(Ohio Health Corp.) Series 2018 B, SIFMA Municipal Swap Index + 0.430% 0.48%, tender 6/3/21 (a)(d)	3,800,000	3,800,191
(U.S. Health Corp. of Columbus Proj.) Series 2011 B, 5%, tender 5/15/23 (a)	1,410,000	1,537,395
Series 2016 C, 5% 11/1/23	60,000	66,778
Gahanna-Jefferson City School District (School Facilities Proj.) Series 2021:
2% 12/1/22	425,000	436,791
2% 12/1/23	355,000	370,561
Gahanna-Jefferson School District Series 2021, 2% 12/1/21 (FSA Insured)	800,000	807,461
Hamilton County Convention Facilities Auth. Rev. Series 2014, 5% 12/1/21	45,000	45,758
Hamilton County HealthCare Facilities Rev. Series 2012:
5% 6/1/21	400,000	400,000
5.25% 6/1/26	115,000	119,751
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/24	770,000	881,952
5% 8/1/25	310,000	367,167
5% 8/1/26	535,000	653,167
Miami Univ.:
Series 2011, 5% 9/1/31	200,000	202,411
Series 2014, 5% 9/1/21	250,000	253,038
Series 2017, 5% 9/1/21	200,000	202,430
Series 2020 A:
5% 9/1/21	500,000	506,075
5% 9/1/22	340,000	360,786
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/23	485,000	534,650
Ohio Higher Edl. Facility Commission Rev.:
(Case Western Reserve Univ. Proj.) Series 2016, 5% 12/1/22	585,000	627,102
(Xavier Univ. 2020 Proj.) Series 2020, 5% 5/1/24	490,000	552,448
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/22	35,000	35,994
5% 1/1/23	45,000	48,446
5% 1/1/24	40,000	44,865
5% 1/1/25	45,000	52,375
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	45,000	50,668
Ohio Spl. Oblig. Series 2020 A, 5% 2/1/22	185,000	191,036
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/22	25,000	25,825
5% 2/15/23	45,000	48,571
5% 2/15/24	35,000	39,232
5% 2/15/25	35,000	40,613
5% 2/15/26	405,000	484,913
Series 2019, 5% 2/15/29	900,000	1,058,950
Toledo Gen. Oblig. Series 2020:
3% 12/1/24	510,000	545,772
3% 12/1/24	425,000	454,810
Univ. of Akron Gen. Receipts Series 2019 A:
5% 1/1/24	300,000	335,415
5% 1/1/25	400,000	462,767
Univ. of Toledo Gen. Receipts Series 2013 C, 5% 6/1/22	260,000	271,935

TOTAL OHIO		35,600,547

Oklahoma - 0.1%
Beckham Independent School District#6 Elk City Series 2019, 2% 7/1/21	1,405,000	1,407,043
Oklahoma County Fin. Auth. Edl. Facilities:
(Jones Pub. Schools Proj.) Series 2020:
4% 9/1/21	200,000	201,634
4% 9/1/22	305,000	317,498
(Midwest City- Del City School Dis Proj.) Series 2018, 5% 10/1/21	240,000	243,777
Oklahoma County Independent School District No. 9 Series 2018, 2.5% 6/1/21	1,535,000	1,535,000
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 C, 0.15% 8/15/31 (a)	1,000,000	1,000,000
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/23	560,000	606,528
Series 2004 A, 2.375% 12/1/21 (a)	30,000	30,316
Oklahoma Hsg. Fin. Agcy. Collateralized Bonds Series 2019, 1.6%, tender 1/1/22	185,000	186,563
Oklahoma Tpk. Auth. Tpk. Rev. Series 2017 D, 5% 1/1/25	205,000	238,597
Tulsa County Indl. Auth. Edl. Facilities Lease Rev. (Berryhill Pub. School Proj.) Series 2020:
4% 9/1/24	445,000	487,339
4% 9/1/25	690,000	769,874
Univ. of Oklahoma Gen. Rev. Series 2020 B, 4% 7/1/24	490,000	543,119

TOTAL OKLAHOMA		7,567,288

Oregon - 0.3%
Oregon Bus. Dev. Commission Bonds Series 250, 5%, tender 3/1/22 (a)(b)	2,970,000	3,072,041
Oregon Bus. Dev. Commission Recovery Zone Facility Bonds (Intel Corp. Proj.) Series 232, 2.4%, tender 8/14/23 (a)	770,000	803,401
Oregon Facilities Auth. Rev. Series 2011 C, 5% 10/1/21	550,000	558,898
Oregon Gen. Oblig. Series 2021 A, 5% 5/1/24	1,500,000	1,707,549
Port of Morrow Full Faith and Cr. Obligations Series 2021 D:
4% 12/1/22	135,000	142,155
4% 12/1/23	110,000	119,289
4% 12/1/24	150,000	166,764
4% 12/1/25	150,000	170,291
Port of Portland Arpt. Rev.:
Series 2015 23, 5% 7/1/23	275,000	302,124
Series 26 C:
5% 7/1/21 (b)	1,815,000	1,821,767
5% 7/1/22 (b)	1,300,000	1,364,886
5% 7/1/23 (b)	2,000,000	2,188,483
5% 7/1/24 (b)	1,000,000	1,135,665

TOTAL OREGON		13,553,313

Pennsylvania - 2.6%
Albert Gallatin Area School District Series 2020 A, 4% 9/1/21	400,000	403,569
Allegheny County Hosp. Dev. Auth. Rev.:
Series 2019 A, 5% 7/15/21	350,000	352,046
Series 2021 B:
5% 10/15/23 (c)	950,000	1,047,621
5% 10/15/24 (c)	705,000	805,897
5% 10/15/25 (c)	740,000	873,541
Allegheny County Sanitation Auth. Swr. Rev. Series 2020 A, 4% 6/1/24	300,000	332,035
Bethlehem Area School District Auth. Bonds (School District Rfdg. Proj.) Series 2018 A, 1 month U.S. LIBOR + 0.480% 0.543%, tender 6/3/21 (a)(d)	3,985,000	3,984,794
Butler Area School District Series 2018, 5% 10/1/22	1,250,000	1,330,075
Chester County Health & Ed. Auth. Rev. Series 2017, 5% 11/1/21	160,000	160,627
Chester County Health & Ed. Facilities Auth. Health Sys. Rev. Series C, 3% 9/1/23	245,000	260,648
Coatesville Area School District Series 2017, 5% 8/1/23 (FSA Insured)	710,000	780,732
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/24	275,000	311,402
Series 2020 A, 5% 6/1/23	350,000	381,735
Commonwealth Fing. Auth. Tobacco Series 2018, 5% 6/1/21	1,000,000	1,000,000
Cumberland County Muni. Auth. Rev. Bonds Series 2014 T1, 3.75%, tender 4/30/22 (a)	1,000,000	1,004,906
Delaware County Auth. Rev. Series 2015, 5% 8/1/22	475,000	501,258
Delaware County Auth. Univ. Rev. Series 2020:
4% 10/1/22	190,000	198,269
5% 10/1/23	240,000	261,936
Delaware Valley Reg'l. Fin. Auth. Local Govt. Rev. Bonds Series 2018 B, SIFMA Municipal Swap Index + 0.420% 0.47%, tender 9/1/22 (a)(d)	5,000,000	4,991,766
Easton Area School District Series 2013 A, 5% 4/1/23	705,000	716,203
Geisinger Auth. Health Sys. Rev.:
Series 2020 A, 5% 4/1/22	6,075,000	6,320,323
Series A1, 5% 6/1/22	225,000	225,000
Hollidaysburg Area School District Series 2020, 4% 7/15/22	500,000	520,895
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2016 A, 4% 8/15/22	470,000	492,073
Laurel Highlands School District Series 2021:
4% 2/1/24	635,000	689,922
4% 2/1/25	345,000	384,287
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A, 5% 7/1/21	1,000,000	1,003,910
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	2,405,000	2,448,962
Series B, 1.8%, tender 8/15/22 (a)	1,595,000	1,623,119
Monroeville Fin. Auth. UPMC Rev. Series 2012:
3% 2/15/23	340,000	351,627
5% 2/15/22	290,000	299,973
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. Series 2012 A, 5% 6/1/21	400,000	400,000
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	5,000	5,417
Series 2017, 3% 12/1/21	155,000	156,572
Series 2019:
5% 9/1/23	500,000	550,191
5% 9/1/26	1,250,000	1,514,663
Neshannock Township School District Gen. Oblig. Series 2021 B:
2% 9/1/22 (c)	115,000	117,382
2% 9/1/23 (c)	325,000	336,814
New Kensington-Arnold School District Series 2019 A, 4% 5/15/22	975,000	1,007,930
Octorara Area School District Chester and Lancaster Counties Series 2020, 4% 4/1/23	700,000	746,073
Parkland School District Series 2021 A, 3% 2/1/24	225,000	240,385
Pennsylvania Econ. Dev. Fing. Auth.:
(Philadelphia Biosolids Facility Proj.) Series 2020, 3% 1/1/22	360,000	364,107
Series 2017 A, 5% 11/15/23	225,000	250,976
Series 2020 A, 5% 4/15/22	500,000	521,271
Series 2021 A, 4% 10/15/23	425,000	462,469
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (The Pennsylvania Rapid Bridge Replacement Proj.) Series 2015, 5% 6/30/22 (b)	1,495,000	1,569,094
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 A, 0.18%, tender 7/15/21 (a)(b)	900,000	899,989
(Republic Svcs., Inc. Proj.) Series 2014, 0.22%, tender 7/1/21 (a)(b)	3,000,000	3,000,072
(Waste Mgmt., Inc. Proj.) Series 2013, 0.2%, tender 8/2/21 (a)(b)	7,000,000	7,000,116
(Waste Mgmt., Inc. Proj.):
Series 2004 A, 2.625%, tender 11/1/21 (a)(b)	600,000	605,707
Series 2009, 2.8%, tender 12/1/21 (a)	600,000	607,870
Series 2017 A, 0.7%, tender 8/2/21 (a)(b)	500,000	500,383
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 0.45%, tender 6/3/24 (a)(b)(d)	1,365,000	1,365,001
Series 2011, 2.15%, tender 7/1/24 (a)(b)	775,000	816,481
Pennsylvania Gen. Oblig.:
Series 2011:
5% 7/1/21	300,000	301,168
5% 11/15/21	225,000	229,923
Series 2012 1, 5% 6/1/22 (Escrowed to Maturity)	355,000	372,370
Series 2015 1:
5% 8/15/23	780,000	861,567
5% 3/15/25	425,000	497,980
Series 2016:
5% 9/15/21	750,000	760,371
5% 9/15/21	250,000	253,457
5% 1/15/22	290,000	298,680
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Bonds:
(AICUP Fing. Prog. Mount Aloysius College Proj.) Series 2011 R1, 1%, tender 11/1/41 (a)	1,450,000	1,450,201
(Aicup Fing. Prog.-York College of Pennsylvania Proj.) Series 2014 T3, 3%, tender 4/30/22 (a)	1,470,000	1,493,834
Series 2012 A, 5% 8/15/21	335,000	338,339
Series 2014:
5% 12/1/21	5,000	5,122
5% 12/1/22	20,000	21,461
Series 2015:
5% 8/15/21	850,000	858,471
5% 8/15/22	435,000	460,657
Pennsylvania Hsg. Fin. Agcy.:
Bonds:
Series 2018 127C, 0.633%, tender 10/1/23 (a)(d)	4,000,000	4,018,552
Series 2019, 1.4%, tender 1/1/23 (a)	4,500,000	4,570,274
Series 2021 134 B, 5% 10/1/23 (b)	1,000,000	1,104,852
Series 2021 135 B:
5% 4/1/22 (b)(c)	390,000	403,811
5% 10/1/22 (b)(c)	660,000	698,857
5% 4/1/23 (b)(c)	660,000	713,455
5% 10/1/23 (b)(c)	1,025,000	1,129,835
5% 4/1/24 (b)(c)	600,000	672,862
5% 10/1/24 (b)(c)	805,000	918,497
5% 4/1/25 (b)(c)	180,000	208,501
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Bonds Series 2018, 2.45%, tender 7/1/21 (a)	2,000,000	2,003,649
Pennsylvania Hsg. Fin. Agcy. Single Family Mtg. Rev. Series 114A, 2.9% 10/1/21 (b)	585,000	590,072
Pennsylvania Indl. Dev. Auth. Rev. Series 2012, 5% 7/1/21	335,000	336,299
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/21	90,000	92,062
5% 12/1/21 (Escrowed to Maturity)	20,000	20,485
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2018 A1, SIFMA Municipal Swap Index + 0.430% 0.48% 12/1/21 (a)(d)	3,500,000	3,500,834
Series 2018 B, SIFMA Municipal Swap Index + 0.500% 0.55% 12/1/21 (a)(d)	3,460,000	3,460,999
Philadelphia Arpt. Rev.:
Series 2011 A:
5% 6/15/21 (b)	1,725,000	1,727,980
5% 6/15/22 (b)	1,400,000	1,404,832
5% 6/15/23 (b)	470,000	472,680
Series 2015 A, 5% 6/15/24 (b)	1,315,000	1,491,078
Series 2017 A, 5% 7/1/24	40,000	45,691
Series 2017 B:
5% 7/1/21 (b)	2,800,000	2,810,785
5% 7/1/22 (b)	2,440,000	2,565,881
5% 7/1/24 (b)	660,000	750,626
5% 7/1/25 (b)	440,000	517,365
Series 2020 C:
5% 7/1/21 (b)	7,500,000	7,528,889
5% 7/1/22 (b)	2,750,000	2,891,874
5% 7/1/23 (b)	8,930,000	9,771,577
Philadelphia Auth. for Indl. Dev. Series 2020 C, 4% 11/1/24	535,000	593,588
Philadelphia Auth. Indl. Dev. Lease Rev. Series 2019, 5% 10/1/21	500,000	507,683
Philadelphia Gas Works Rev.:
Series 14, 5% 10/1/22	390,000	414,821
Series 15, 5% 8/1/21	25,000	25,197
Series 2015 13, 5% 8/1/21	1,350,000	1,360,625
Series 2017 15, 5% 8/1/22	480,000	506,767
Philadelphia Gen. Oblig. Series 2019 A, 5% 8/1/21	250,000	251,989
Philadelphia School District Series 2019 A:
5% 9/1/21	115,000	116,354
5% 9/1/23	185,000	203,089
Phoenixville Area School District Gen. Oblig. Series 2016 B, 4% 8/15/21	500,000	503,856
Pittsburgh & Allegheny County Sports & Exhibition Auth. Series 2020, 4% 2/1/23 (FSA Insured)	1,775,000	1,883,575
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Bonds Series 2017 C, 1 month U.S. LIBOR + 0.640% 0.7%, tender 12/1/23 (FSA Insured) (a)(d)	4,000,000	4,038,120
Series 2019 A:
5% 9/1/23	270,000	298,130
5% 9/1/26 (FSA Insured)	625,000	763,079
Quakertown Gen. Auth. Health Facilities Series 2017 A, 3.125% 7/1/21	705,000	704,636
Reading School District Series 2017:
5% 3/1/25 (FSA Insured)	5,000	5,796
5% 3/1/26 (FSA Insured)	5,000	5,977
5% 3/1/27 (FSA Insured)	5,000	6,142
5% 3/1/28 (FSA Insured)	5,000	6,152
Southcentral Pennsylvania Gen. Auth. Rev. Series 2021 TT2:
5% 5/1/24	210,000	235,594
5% 5/1/25	340,000	392,645
5% 5/1/26	320,000	378,928
Southeastern Pennsylvania Trans. Auth. Rev. Series 2020:
5% 6/1/21	500,000	500,000
5% 6/1/22	1,000,000	1,048,892
5% 6/1/23	750,000	821,636
Township of East Vincent Gen. Oblig. Series 2021:
3% 12/1/23	200,000	213,226
3% 12/1/24	250,000	272,042
Westmoreland County Indl. Dev. Auth. (Excela Health Proj.) Series 2020 A:
4% 7/1/23	350,000	375,669
4% 7/1/24	450,000	496,886

TOTAL PENNSYLVANIA		138,655,963

Rhode Island - 0.1%
Rhode Is Comm Corp. Spl. Facilities Rev. Series 2018, 5% 7/1/21	685,000	687,373
Rhode Island Comm Corp. Rev. Series 2016 A:
5% 6/15/21	350,000	350,612
5% 6/15/24	1,010,000	1,151,153
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016:
5% 5/15/22	295,000	307,649
5% 5/15/23	25,000	27,049
5% 5/15/24	160,000	179,287
5% 5/15/25	120,000	138,737
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	130,000	153,123
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2012 B, 5% 11/1/21	440,000	448,671
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	100,000	110,691
Rhode Island Student Ln. Auth. Student Ln. Rev.:
Series 2019 A, 5% 12/1/28 (b)	490,000	615,926
Series A, 4% 12/1/26 (b)	540,000	593,724
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/21	555,000	555,000
5% 6/1/26	75,000	88,664
5% 6/1/27	20,000	23,540

TOTAL RHODE ISLAND		5,431,199

South Carolina - 0.4%
Charleston County Arpt. District Series 2013 A, 5.25% 7/1/22 (b)	1,235,000	1,301,352
Lancaster County School District ( South Carolina Gen. Oblig. Proj.) Series 2017, 5% 3/1/22	45,000	46,649
Laurens County Wtr. & Swr. Cmnty. Wtrwks. Series 2020, 1.375% 2/1/22 (Pre-Refunded to 7/1/21 @ 100)	3,000,000	3,002,642
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (a)	9,000,000	9,809,441
Richland County School District #2 Gen. Oblig. (South Carolina Gen. Oblig. Proj.) Series 2015 A, 5% 2/1/23	85,000	91,802
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/23	95,000	105,877
5% 12/1/26	25,000	29,141
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	125,000	140,303
South Carolina Ports Auth. Ports Rev.:
Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (b)	175,000	208,143
Series 2019 B:
5% 7/1/22 (b)	310,000	325,230
5% 7/1/26 (b)	185,000	222,844
South Carolina Pub. Svc. Auth. Rev.:
Series 2011 B, 5% 12/1/21 (Escrowed to Maturity)	910,000	932,067
Series 2014 C:
5% 12/1/22	25,000	26,776
5% 12/1/23	110,000	122,741
Series 2015 A, 5% 12/1/21 (Escrowed to Maturity)	225,000	230,456
Series 2015 C:
5% 12/1/21	890,000	911,070
5% 12/1/22	560,000	599,777
Series A:
5% 12/1/21	530,000	542,547
5% 12/1/21	350,000	358,286
5% 12/1/22	750,000	803,273
5% 12/1/23	620,000	691,810
5% 12/1/23	1,015,000	1,132,560
5% 12/1/24	365,000	422,481

TOTAL SOUTH CAROLINA		22,057,268

South Dakota - 0.1%
South Dakota Board of Regents Hsg. and Auxiliary Facilities Series 2021:
3% 4/1/22	250,000	255,862
3% 4/1/23	275,000	288,451
3% 4/1/24	425,000	455,275
3% 4/1/25	500,000	544,802
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2014 B:
4% 11/1/21	10,000	10,158
5% 11/1/22	10,000	10,677
Series 2020 A:
5% 9/1/21	190,000	192,270
5% 9/1/22	140,000	148,414
5% 9/1/23	335,000	370,780
South Dakota Hsg. Dev. Auth. Series 2017 D, 4% 11/1/47	895,000	972,884

TOTAL SOUTH DAKOTA		3,249,573

Tennessee - 1.1%
Greeneville Health & Edl. Facilities Board Series 2018 A, 5% 7/1/22	1,500,000	1,576,042
Lewisburg Indl. Dev. Board Bonds (Waste Mgmt. Tennessee Proj.) Series 2012, 0.2%, tender 8/2/21 (a)(b)	5,000,000	5,000,083
Memphis Health, Edl. & Hsg. Facilities Board Bonds Series 2020, 0.25%, tender 12/1/22 (a)	1,250,000	1,252,537
Memphis-Shelby County Arpt. Auth. Arpt. Rev.:
Series 2021 B, 5% 7/1/22 (b)	400,000	420,367
Series 2021 C:
5% 7/1/22 (b)	400,000	420,367
5% 7/1/23 (b)	1,750,000	1,918,377
5% 7/1/24 (b)	1,850,000	2,103,418
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 5% 7/1/21 (b)	300,000	301,141
Series 2019 B, 5% 7/1/25 (b)	1,810,000	2,120,261
Tennergy Corp. Gas Rev.:
Bonds Series 2019 A, 5%, tender 10/1/24 (a)	10,650,000	12,191,723
Series 2021 A:
4% 9/1/22	335,000	350,486
4% 3/1/23	350,000	372,266
4% 9/1/23	275,000	297,241
4% 3/1/24	300,000	328,742
Tennessee Energy Acquisition Corp.:
Bonds (Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	10,000,000	10,649,949
Series 2006 A, 5.25% 9/1/21	20,725,000	20,981,217
Series 2018, 5% 11/1/22	1,500,000	1,598,265

TOTAL TENNESSEE		61,882,482

Texas - 4.9%
Alamito Pub. Facilities Corp. Bonds:
(Cramer Three Apts. Proj.) Series 2018, 0.25%, tender 11/1/21 (a)	10,000,000	9,999,452
Series 2019, 1.51%, tender 5/1/22 (a)	6,000,000	6,026,923
Aledo Independent School District Series 2015, 0% 2/15/24	25,000	24,738
Atascosa County Indl. Dev. Corp. Poll. Cont. Rev. Series 2020:
5% 12/15/21	975,000	997,375
5% 12/15/23	450,000	493,860
5% 12/15/24	550,000	619,881
Austin Affordable Pfc, Inc. Multifamily Hsg. Rev. Bonds Series 2019, 1.46%, tender 6/1/22 (a)	700,000	708,897
Austin Arpt. Sys. Rev.:
Series 2014, 5% 11/15/26 (b)	715,000	820,744
Series 2019 B, 5% 11/15/22 (b)	600,000	640,551
Series 2019:
5% 11/15/21 (b)	2,505,000	2,557,958
5% 11/15/22 (b)	585,000	624,538
5% 11/15/23 (b)	500,000	556,030
5% 11/15/24 (b)	515,000	593,265
Austin Elec. Util. Sys. Rev. Series 2015 A, 5% 11/15/21	500,000	511,103
Austin Gen. Oblig. Series 2019, 5% 5/1/25	780,000	919,216
Austin-Bergstrom Landhost Ente Series 2017, 5% 10/1/21	280,000	283,708
Burleson Independent School District Bonds Series 2018, 2.5%, tender 8/1/22 (a)	5,000,000	5,138,361
Cap. Area Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2019, 2.1%, tender 9/1/22 (a)	2,800,000	2,807,626
Central Reg'l. Mobility Auth.:
Series 2016:
5% 1/1/22	35,000	35,949
5% 1/1/23	55,000	59,002
5% 1/1/24	75,000	83,689
5% 1/1/26	75,000	89,396
Series 2020 B:
5% 1/1/22	155,000	159,201
5% 1/1/23	220,000	236,009
5% 1/1/25	125,000	144,374
5% 1/1/26	125,000	148,994
Series 2020 F, 5% 1/1/25	2,000,000	2,273,684
Clear Creek Independent School District Series 2019, 5% 2/15/25	500,000	584,792
Coastal Bend Health Facilities Dev. Corp. Series 2005 B2, 0.25%, tender 7/1/31 (FSA Insured) (a)	4,675,000	4,675,000
Corpus Christi Gen. Oblig. Series 2015, 5% 3/1/24	1,955,000	2,208,793
Cypress-Fairbanks Independent School District:
Bonds:
Series 2015 B2, 2.125%, tender 8/16/21 (a)	4,000,000	4,015,811
Series 2017 A-2, 1.25%, tender 8/15/22 (a)	3,000,000	3,038,184
Series 2017 A1, 2.125%, tender 8/16/21 (a)	7,030,000	7,057,787
Series 2020 A, 5% 2/15/25	200,000	233,997
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2012 C, 5% 11/1/21	305,000	311,101
Series 2013 A, 5% 11/1/28 (b)	1,000,000	1,065,216
Series 2013 F:
5% 11/1/21	75,000	76,500
5% 11/1/22	240,000	256,324
Series 2014 A:
4% 11/1/23 (b)	200,000	216,877
5.25% 11/1/26 (b)	400,000	446,356
Series 2014 B:
5% 11/1/22 (b)	100,000	106,713
5% 11/1/29 (b)	515,000	548,586
Series 2014 C:
5% 11/1/21	250,000	255,001
5% 11/1/22	550,000	587,410
Series 2014 D, 5% 11/1/21 (b)	2,515,000	2,564,667
Series 2014 E, 5% 11/1/21	1,105,000	1,127,103
Series 2020 A:
5% 11/1/23	2,250,000	2,505,334
5% 11/1/24	225,000	260,098
Series 2020 B:
5% 11/1/21	4,605,000	4,697,112
5% 11/1/22	3,000,000	3,204,053
Dallas Gen. Oblig. Series 2020 A:
5% 2/15/23	2,020,000	2,186,072
5% 2/15/24	1,000,000	1,126,979
Dallas Independent School District Bonds:
Series 2016, 5%, tender 2/15/22 (a)	5,000	5,171
Series B6:
5%, tender 2/15/22 (a)	100,000	103,420
5%, tender 2/15/22 (a)	100,000	103,463
Denton Independent School District Series 2016, 0% 8/15/25	35,000	34,170
El Paso Independent School District Bonds Series 2020, 2.5%, tender 8/1/21 (a)	2,500,000	2,509,828
Fort Bend County Muni. Util. District Series 2021, 2% 4/1/24	750,000	782,578
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	5,585,000	5,703,834
Series 2020 B, 0.875%, tender 8/1/25 (a)	3,965,000	3,995,475
Series D, 1.5%, tender 8/1/21(a)	70,000	70,161
Fort Worth Gen. Oblig.:
Series 2015 A, 5% 3/1/23	35,000	37,951
Series 2016, 5% 3/1/25	120,000	140,324
Series 2019, 5% 3/1/24	4,520,000	5,101,447
Fort Worth Independent School District Series 2015, 5% 2/15/22	35,000	36,214
Goose Creek Consolidated Independent School District Bonds Series 2019 B, 0.27%, tender 10/1/21 (a)	3,000,000	3,001,685
Grand Parkway Trans. Corp. Bonds Series 2018 B, 5%, tender 10/1/23 (a)	1,755,000	1,938,582
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev.:
(Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	435,000	465,605
Series 2012 A:
5% 11/15/21 (Escrowed to Maturity)	200,000	204,416
5% 11/15/22 (Escrowed to Maturity)	245,000	262,237
Series 2016, 5% 11/15/21	995,000	1,015,759
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds:
Series 2019 B, 5%, tender 12/1/22 (a)	5,000,000	5,343,541
Series 2019 C, SIFMA Municipal Swap Index + 0.420% 0.47%, tender 12/1/22 (a)(d)	3,250,000	3,240,808
Series 2020 A, 0.9%, tender 5/15/25 (a)	1,770,000	1,770,621
Series 2020 C, 5%, tender 12/1/22 (a)	6,710,000	7,189,507
Series 2013 A, 5% 12/1/21	450,000	460,928
Series 2013 B, SIFMA Municipal Swap Index + 0.900% 0.95% 6/1/22 (a)(d)	600,000	601,926
Series 2014 A, 5% 12/1/26	120,000	137,859
Series 2019 A, 5% 12/1/21	2,310,000	2,366,097
Series 2020, 5% 6/1/22	1,000,000	1,048,685
Harris County Gen. Oblig.:
Series 2011 A, 5% 10/1/22 (Pre-Refunded to 10/1/21 @ 100)	275,000	279,387
Series 2012 B, 1.45% 8/15/21 (a)	4,075,000	4,086,207
Harris County Health Facilities Dev. Corp. Rev.:
Series 2005 A4, 0.12%, tender 7/1/31 (FSA Insured) (a)	1,150,000	1,150,000
Series A3, 0.25%, tender 7/1/31 (FSA Insured) (a)	4,025,000	4,025,000
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/22 (Pre-Refunded to 7/1/21 @ 100) (b)	410,000	411,560
Series 2012 A:
5% 7/1/21 (b)	300,000	301,128
5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (b)	235,000	246,906
5% 7/1/31 (Pre-Refunded to 7/1/22 @ 100) (b)	630,000	661,918
Series 2012 B:
5% 7/1/21	755,000	757,933
5% 7/1/27 (Pre-Refunded to 7/1/22 @ 100)	4,000,000	4,209,374
Series 2018 A:
5% 7/1/21 (b)	275,000	276,034
5% 7/1/22 (b)	860,000	903,309
Series 2018 B, 5% 7/1/22	720,000	757,468
Series 2018 C, 5% 7/1/21 (b)	635,000	637,388
Series 2020 A, 5% 7/1/23 (b)	1,000,000	1,095,338
Series A:
5% 7/1/21 (b)	475,000	476,787
5% 7/1/21 (Escrowed to Maturity) (b)	200,000	200,753
Houston Independent School District Bonds:
Series 2012:
2.4%, tender 6/1/21 (a)	2,985,000	2,985,000
4%, tender 6/1/23 (a)	1,000,000	1,074,936
Series 2013 B, 2.4%, tender 6/1/21 (a)	3,100,000	3,100,000
Houston Util. Sys. Rev.:
Bonds Series 2018 C, 1 month U.S. LIBOR + 0.360% 0.423%, tender 6/3/21 (a)(d)	8,245,000	8,246,316
Series 2018 D, 5% 11/15/21	290,000	296,467
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/21	65,000	66,134
Jacksonville Independent School District Series 2020, 5% 2/15/24	1,915,000	2,157,056
Katy Independent School District Bonds Series 2015 C, 1 month U.S. LIBOR + 0.280% 0.348%, tender 6/15/21 (a)(d)	4,800,000	4,800,239
Klein Independent School District Series 2015 A, 5% 8/1/24	225,000	258,328
Leander Independent School District Series 2013 A:
0% 8/15/21	550,000	549,829
0% 8/15/23	1,000,000	993,696
Love Field Arpt. Modernization Rev.:
Series 2015, 5% 11/1/23 (b)	375,000	416,113
Series 2017:
5% 11/1/23 (b)	100,000	110,964
5% 11/1/24 (b)	750,000	862,852
Lower Colorado River Auth. Rev.:
(Lcra Transmission Svcs. Corp. Proj.) Series 2018, 5% 5/15/23	265,000	289,542
(LCRA Transmission Svcs. Corp. Proj.):
Series 2019:
5% 5/15/23	1,070,000	1,169,092
5% 5/15/24	300,000	340,687
Series 2020:
5% 5/15/22	1,000,000	1,045,828
5% 5/15/23	215,000	234,911
5% 5/15/24	550,000	624,593
Mansfield Independent School District Series 2016, 5% 2/15/24	110,000	123,745
Midland County Pub. Facilities Corp. Bonds Series 2020, 0.35%, tender 6/1/23 (a)	2,000,000	2,004,322
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2008 A, 0.2%, tender 8/2/21 (a)(b)	17,000,000	17,000,282
(Waste Mgmt., Inc. Proj.) Series 2020 B, 0.2%, tender 6/1/21 (a)(b)	11,000,000	11,000,000
New Caney Independent School District Bonds Series 2018, 3%, tender 8/15/21 (a)	1,090,000	1,096,407
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/26	55,000	65,471
North East Texas Independent School District Bonds Series 2013 B, 1.42%, tender 8/1/21 (a)	460,000	460,995
North Harris County Reg'l. Wtr. Auth. Series 2013, 4% 12/15/22	35,000	37,013
North Texas Tollway Auth. Rev.:
Series 2014 A, 5% 1/1/22 (Escrowed to Maturity)	400,000	411,325
Series 2015 A, 5% 1/1/22	200,000	205,623
Series 2015 B, 5% 1/1/23	200,000	215,215
Series 2016 A:
5% 1/1/22	200,000	205,623
5% 1/1/23	470,000	505,756
Series 2017 A:
5% 1/1/22	400,000	411,245
5% 1/1/24	605,000	651,127
5% 1/1/26	405,000	435,610
Series 2019 A:
5% 1/1/22	285,000	293,012
5% 1/1/23	325,000	349,725
Series 2019 B, 5% 1/1/25	325,000	378,516
Northside Independent School District Bonds:
Series 2016, 2%, tender 6/1/21 (a)	3,205,000	3,205,000
Series 2020, 0.7%, tender 6/1/25 (a)	5,000,000	5,017,759
Odessa Hsg. Fin. Corp. Multifamily Hsg. Rev. Bonds Series 2020, 0.35%, tender 3/1/23 (a)	2,500,000	2,503,903
Pearland Gen. Oblig. Series 2020, 5% 3/1/24	295,000	333,383
Pflugerville Independent School District Bonds Series 2019 B, 2.5%, tender 8/15/23 (a)	610,000	638,789
Port Arthur Series 2021:
5% 2/15/22 (c)	185,000	190,884
5% 2/15/24 (c)	240,000	269,188
5% 2/15/24 (c)	195,000	218,716
Prosper Independent School District:
Bonds Series 2019 B, 2%, tender 8/15/23 (a)	1,000,000	1,037,130
Series 2015, 5% 2/15/24	250,000	281,962
Round Rock Independent School District Series 2019 A, 5% 8/1/21	370,000	372,993
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/21 (b)	640,000	642,407
5% 7/1/21 (b)	1,330,000	1,335,002
5% 7/1/22 (b)	275,000	288,849
5% 7/1/22 (b)	265,000	278,345
5% 7/1/23 (b)	195,000	213,377
5% 7/1/25 (b)	400,000	468,566
5% 7/1/26 (b)	500,000	604,219
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	3,700,000	3,704,643
Series 2012, 5% 2/1/22	1,230,000	1,270,128
Series 2016, 5% 2/1/25 (Escrowed to Maturity)	330,000	384,631
San Antonio Hsg. Trust Fin. Corp. Bonds Series 2019, 1.4%, tender 1/1/22 (a)	5,000,000	5,028,574
San Antonio Independent School District Series 2015, 5% 2/15/24	315,000	355,637
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/21	20,000	20,267
5% 9/15/22	75,000	79,475
San Antonio Wtr. Sys. Rev. Bonds:
Series 2013 F, 2%, tender 11/1/21 (a)	1,000,000	1,007,192
Series 2014 B, 2%, tender 11/1/22 (a)	520,000	532,388
Splendora Independent School District Series 2016 A, 5% 2/15/25	200,000	232,792
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/21 (Escrowed to Maturity)	15,000	15,148
5% 8/15/23 (Escrowed to Maturity)	20,000	22,114
5% 8/15/28 (Pre-Refunded to 8/15/23 @ 100)	50,000	55,284
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A:
5% 2/15/25	880,000	1,026,401
5% 2/15/26	35,000	42,140
Series 2017 A, 5% 2/15/24	195,000	219,535
Texas A&M Univ. Rev. Series 2021 A:
5% 5/15/24	1,350,000	1,538,663
5% 5/15/26	725,000	883,594
Texas Gen. Oblig.:
Bonds Series 2019 C2, 1.85%, tender 8/1/22 (a)	115,000	115,093
Series 2014 A, 5% 10/1/21	200,000	203,256
Texas Muni. Gas Acquisition And Supply Corp. Series 2021:
5% 12/15/21	1,520,000	1,558,295
5% 12/15/22	1,250,000	1,338,848
5% 12/15/23	3,450,000	3,844,219
Texas State Univ. Sys. Fing. Rev. Series 2019 A, 5% 3/15/24	250,000	282,731
Tomball Independent School District Bonds Series 2014 B2, 2.125%, tender 8/15/21 (a)	1,000,000	1,004,160
Trinity River Auth. Reg'l. Wastewtr. Sys. Rev. Series 2016, 5% 8/1/23	35,000	38,647
Tyler Independent School District Series 2017, 5% 2/15/25	215,000	251,028
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010 B, 5% 8/15/21	350,000	353,495
Series 2017 C, 5% 8/15/21	1,945,000	1,964,425
Weatherford Util. Sys. Rev. Series 2015, 5% 9/1/21 (FSA Insured)	350,000	354,182
Wichita Falls Independent School District Series 2021, 3% 2/1/23	1,400,000	1,466,492

TOTAL TEXAS		261,626,716

Utah - 0.0%
Intermountain Pwr. Agcy. Pwr. Supply Rev. Series 2018 A, 5% 7/1/21	700,000	702,748
Salt Lake City Arpt. Rev. Series 2018 A, 5% 7/1/23 (b)	250,000	273,560
Utah County Hosp. Rev.:
Bonds Series 2018 B2, 5%, tender 8/1/24 (a)	135,000	151,683
Series 2016 B, 5% 5/15/22	250,000	261,654
Utah Infrastructure Agcy. Series 2021, 3% 10/15/24	500,000	538,755

TOTAL UTAH		1,928,400

Vermont - 0.0%
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2017 A, 5% 6/15/23 (b)	700,000	761,792
Series 2020 A, 5% 6/15/27 (b)	665,000	800,728

TOTAL VERMONT		1,562,520

Virginia - 1.1%
Arlington County IDA Hosp. Facilities Series 2020:
5% 7/1/23	340,000	373,311
5% 7/1/24	425,000	485,044
Charles City County Econ. Dev. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	1,750,000	1,784,752
Chesapeake Bay Bridge and Tunnel District Gen. Resolution Rev. Series 2019, 5% 11/1/23	2,400,000	2,660,669
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/21	10,000	10,053
Fairfax County Indl. Dev. Auth. Bonds (Inova Health Sys. Proj.) Series 2018 B, 5%, tender 5/15/23 (a)	1,425,000	1,556,977
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/24	50,000	56,890
Halifax County Indl. Dev. Auth. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 0.45%, tender 4/1/22 (a)	6,185,000	6,192,688
Hampton Roads Trans. Accountability Commission Series 2019 A, 5% 7/1/22	14,500,000	15,259,439
King George County Indl. Dev. Auth. Solid Waste Disp. Fac. Rev. (King George Landfill, Inc. Proj.) Series 2003 A, 2.5% 6/1/23 (a)(b)	735,000	767,024
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2008 A, 1.9%, tender 6/1/23 (a)	2,500,000	2,575,080
Series 2008 B, 0.75%, tender 9/2/25 (a)	4,000,000	4,011,538
Series 2008 C, 1.8%, tender 4/1/22 (a)	1,600,000	1,619,891
Spotsylvania County Econ. Dev. Bonds (Palmers Creek Apt. Proj.) Series 2019, 1.45%, tender 11/26/21 (a)	5,000,000	5,038,659
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
5% 6/15/24	25,000	28,445
5% 6/15/25	20,000	23,456
5% 6/15/26	35,000	42,319
Sussex County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2003 A, 2.4%, tender 5/2/22 (a)(b)	1,205,000	1,228,929
Virginia Hsg. Dev. Auth. Series 2021, 1.55% 11/1/21	420,000	422,199
Virginia Pub. Bldg. Auth. Pub. Facilities Rev.:
Series 2019 B, 5% 8/1/23 (b)	410,000	452,254
Series 2020 A, 5% 8/1/22	1,940,000	2,050,295
Series 2020 B, 5% 8/1/21	2,625,000	2,646,056
Virginia Small Bus. Fing. Auth. Series 2020 A:
5% 1/1/22	900,000	924,016
5% 1/1/23	400,000	428,184
Virginia Small Bus. Fing. Auth. Health Care Facilities Rev. Series 2020, 4% 11/1/21	300,000	304,811
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.):
Series 2009 A, 0.75%, tender 9/2/25 (a)	7,000,000	7,054,957
Series 2010 A, 1.2%, tender 5/31/24 (a)	2,075,000	2,122,177
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	300,000	307,761

TOTAL VIRGINIA		60,427,874

Washington - 1.5%
Central Puget Sound Reg'l. Trans. Auth. Sales & Use Tax Rev. Bonds Series 2015 S2A, SIFMA Municipal Swap Index + 0.300% 0.35%, tender 6/3/21 (a)(d)	20,000,000	20,000,970
Energy Northwest Elec. Rev.:
Series 2011 A, 5% 7/1/22	550,000	552,161
Series 2014 A:
4% 7/1/21 (Escrowed to Maturity)	200,000	200,625
5% 7/1/21 (Escrowed to Maturity)	300,000	301,179
Series 2018 A, 3% 7/1/21 (Escrowed to Maturity)	360,000	360,829
Series 2020 A, 5% 7/1/21 (Escrowed to Maturity)	350,000	351,375
King County Hsg. Auth. Rev.:
Series 2019:
3% 11/1/23	1,175,000	1,248,913
4% 11/1/24	135,000	151,290
Series 2020:
3% 6/1/21	400,000	400,000
3% 6/1/22	250,000	256,732
3% 6/1/23	400,000	420,378
3% 6/1/25	275,000	299,095
King County Swr. Rev.:
Bonds Series 2020 B, 0.875%, tender 1/1/26 (a)	2,105,000	2,109,457
Series B, 5% 7/1/25	1,885,000	2,154,436
Port of Seattle Gen. Oblig. Series 2011, 5.25% 12/1/21 (b)	300,000	300,682
Port of Seattle Rev.:
Series 2012 A, 5% 8/1/22	400,000	422,354
Series 2012 B:
5% 8/1/21 (b)	500,000	503,818
5% 8/1/23 (b)	1,345,000	1,417,240
Series 2016 B:
5% 10/1/21 (b)	60,000	60,924
5% 10/1/22 (b)	70,000	74,319
5% 10/1/23 (b)	65,000	71,815
Series 2017 C, 5% 5/1/22 (b)	5,540,000	5,775,695
Series 2018 A, 5% 5/1/22 (b)	11,475,000	11,963,196
Series 2019:
5% 4/1/22 (b)	790,000	820,616
5% 4/1/23 (b)	615,000	664,562
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/22 (b)	500,000	523,363
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	1,740,000	1,738,740
Seattle Muni. Lt. & Pwr. Rev. Bonds Series 2018 B2, SIFMA Municipal Swap Index + 0.290% 0.34%, tender 6/3/21 (a)(d)	10,000,000	10,000,517
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/22	15,000	15,429
5% 1/1/25	25,000	29,088
5% 1/1/26	35,000	42,104
Tobacco Settlement Auth. Rev. Series 2018, 5% 6/1/22	525,000	550,867
Washington Gen. Oblig.:
(SR 520 Corridor Prog.) Series 2012 C, 5% 6/1/24	200,000	200,000
Series 2004 C, 0% 6/1/21	505,000	505,000
Series R 2017 A, 5% 8/1/21	300,000	302,422
Series R 2020 A, 5% 1/1/25	250,000	291,458
Series R 2020 C:
5% 7/1/21	1,000,000	1,003,968
5% 7/1/22	2,500,000	2,632,902
Washington Health Care Facilities Auth. Rev.:
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/24	250,000	266,397
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	205,000	237,730
5% 8/15/26	115,000	136,919
5% 8/15/27	50,000	60,905
Bonds:
Series 2012 B, 5%, tender 10/1/21 (a)	450,000	457,133
Series 2019 B, 5%, tender 8/1/24 (a)	1,095,000	1,229,537
Series 2011 B, 3.5% 10/1/21	475,000	480,331
Series 2012 A, 5% 10/1/22	445,000	473,878
Series 2012 B, 5% 10/1/24 (Pre-Refunded to 10/1/22 @ 100)	280,000	298,044
Series 2014, 5% 3/1/22	200,000	207,159
Series 2015 B, 5% 8/15/23	600,000	663,024
Series 2015, 5% 7/1/24	1,250,000	1,420,405
Series 2018 B, 5% 10/1/25	1,220,000	1,451,145
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. (Columbia Park Apts. Proj.) Series 2019, 1.39%, tender 7/1/21 (a)	5,000,000	5,004,857

TOTAL WASHINGTON		81,105,983

West Virginia - 0.4%
Harrison County Commission Solid Waste Disp. Rev. Bonds (Monongahela Pwr. Co. Proj.) Series 2018 A, 3%, tender 10/15/21 (a)(b)	6,900,000	6,952,379
Hsg. Auth. of Everett Bonds Series 2021, 0.3%, tender 9/1/23 (a)	1,500,000	1,498,260
Mason Co. Poll. Cont. Rev. (Appalachian Pwr. Co. Proj.) Series 2003 L, 2.75% 10/1/22	3,245,000	3,350,157
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds:
(Appalachian Pwr. Co. - Amos Proj.) Series 2015 A, 2.55%, tender 4/1/24 (a)	225,000	237,978
(Appalachian Pwr. Co. Amos Proj.) Series 2010 A, 0.625%, tender 12/15/25 (a)	2,000,000	1,997,660
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A:
5% 6/1/22	2,195,000	2,298,919
5% 6/1/24	1,490,000	1,693,445
West Virginia Hsg. Dev. Fund Series 2017 A, 2.4% 11/1/22 (b)	960,000	982,084

TOTAL WEST VIRGINIA		19,010,882

Wisconsin - 0.9%
Crosse Resources Recovery Rev. Series 1996, 6% 11/1/21 (b)	1,500,000	1,535,441
Clayton Town Series 2021 B, 2% 6/1/26 (c)	2,000,000	2,044,848
Milwaukee County Arpt. Rev.:
Series 2013 A:
5% 12/1/22 (b)	30,000	32,056
5.25% 12/1/23 (b)	35,000	39,178
Series 2016 A, 5% 12/1/22 (b)	1,000,000	1,068,531
Series 2021, 5% 12/1/21	300,000	307,087
Milwaukee Gen. Oblig. Series 2020 N4, 5% 4/1/22	2,125,000	2,210,084
Pub. Fin. Auth. Series 2020 A, 5% 1/1/25	300,000	346,497
Pub. Fin. Auth. Hosp. Rev. Series 2020 A:
5% 6/1/23	345,000	377,152
5% 6/1/24	675,000	767,165
5% 6/1/25	375,000	440,887
5% 6/1/26	300,000	363,654
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.):
Series 2017 A-1, 0.2%, tender 8/2/21 (a)(b)	9,500,000	9,500,158
Series 2017 A-2, 0.2%, tender 8/2/21 (a)(b)	3,170,000	3,170,053
Racine Unified School District Series 2021:
2% 4/1/22	175,000	177,652
2% 4/1/23	225,000	232,237
2% 4/1/24	475,000	496,729
2% 4/1/25	600,000	633,430
Waukesha Gen. Oblig. Series 2021 A, 2% 7/1/22	1,500,000	1,525,327
Wisconsin Gen. Oblig. Series 2014 4, 5% 5/1/25	90,000	104,206
Wisconsin Health & Edl. Facilities:
(Agnesian Healthcare Proj.) Series 2017, 5% 7/1/21	100,000	100,387
Bonds:
(Ascension Health Cr. Group Proj.) Series 2013 B, 5%, tender 6/1/21 (a)	2,205,000	2,205,000
Series 2018 B:
5%, tender 1/26/22 (a)	5,710,000	5,881,640
5%, tender 1/29/25 (a)	355,000	412,604
Series 2018 C, SIFMA Municipal Swap Index + 0.450% 0.5%, tender 7/27/22 (a)(d)	3,885,000	3,890,999
Series 2018 C3, SIFMA Municipal Swap Index + 0.550% 0.6%, tender 7/26/23 (a)(d)	4,000,000	4,012,650
Series 2014 A, 5% 11/15/21	325,000	332,066
Series 2016 A, 5% 11/15/21	480,000	490,637
Series 2018, 5% 4/1/26	195,000	236,232
Series 2019 A:
5% 11/15/22	325,000	348,001
5% 12/1/23	35,000	38,970
5% 12/1/24	100,000	115,033
5% 12/1/25	125,000	148,374
5% 12/1/26	200,000	243,612
Series 2019, 5% 10/1/21	400,000	406,092
Series 2020, 4% 7/1/21	820,000	822,479
Wisconsin Health & Edl. Facilities Auth. Series 2014 A, 5% 12/1/24	775,000	895,608
Wisconsin Health & Edl. Facilities Auth. Rev.:
Series 2012 A, 5% 7/15/21 (Escrowed to Maturity)	335,000	336,972
Series 2012, 5% 10/1/21	30,000	30,457

TOTAL WISCONSIN		46,320,185

Wyoming - 0.1%
Laramie County Hosp. Rev. (Cheyenne Reg'l. Med. Ctr. Proj.) Series 2021:
4% 5/1/22	775,000	802,286
4% 5/1/23	250,000	267,831
4% 5/1/25	260,000	294,258
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2020 3:
5% 12/1/21 (b)	565,000	578,203
5% 6/1/22 (b)	280,000	292,795
5% 6/1/23 (b)	955,000	1,036,994

TOTAL WYOMING		3,272,367

TOTAL MUNICIPAL BONDS
(Cost $2,409,833,098)		2,426,576,583

Municipal Notes - 22.2%
Alabama - 0.3%
East Alabama Health Care Auth. Series 2012 B, 0.12% 6/4/21, VRDN (a)	5,000,000	$5,000,000
Health Care Auth. for Baptist Health Series 2013 B, 0.21% 6/4/21, VRDN (a)	6,705,000	6,705,000
Huntsville Health Care Auth. Participating VRDN Series XG 03 01, 0.09% 6/4/21 (Liquidity Facility Bank of America NA) (a)(f)(g)	5,000,000	5,000,000

TOTAL ALABAMA		16,705,000

Alaska - 0.1%
Anchorage Gen. Oblig. TAN Series 2021, 1.5% 12/15/21	6,000,000	6,046,219
Arizona - 0.3%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 10 91, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	950,000	950,000
Maricopa County Indl. Dev. Auth. Participating VRDN Series 2021 XG 03 09, 0.15% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,145,000	6,145,000
Maricopa County Poll. Cont. Rev. Series 2010 B, 0.11% 6/4/21, VRDN (a)	2,000,000	2,000,000
Maricopa County Rev. Participating VRDN Series Floaters YX 10 32, 0.08% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	4,835,000	4,835,000
Phoenix Civic Impt. Board Arpt. Rev. Participating VRDN Series XM 08 23, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,300,000	1,300,000
Pima County Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series XF 10 96, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	200,000	200,000

TOTAL ARIZONA		15,430,000

California - 2.4%
California Health Facilities Fing. Auth. Rev. Participating VRDN Series Floaters XG 01 75, 0.2% 6/4/21 (Liquidity Facility Bank of America NA) (a)(f)(g)	4,825,000	4,825,000
California Muni. Fin. Auth. Participating VRDN Series DBE 80 61, 0.55% 6/4/21 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	2,500,000	2,500,000
California School Fin. Auth. Rev. TRAN Series 2021 A1, 3% 12/30/21	2,500,000	2,541,772
California Statewide Cmntys. Dev. Auth. Rev.:
Series 2004 E, 0.17% tender 12/9/21, CP mode	6,000,000	6,000,320
Series 2008 B, 0.11% tender 7/8/21, CP mode	4,100,000	4,100,000
Contra Costa County Schools TRAN Series A, 2% 12/1/21	2,000,000	2,015,968
Los Angeles County Gen. Oblig. TRAN Series A, 4% 6/30/21	15,000,000	15,047,471
Los Angeles County Schools Pooled Fing. Prog. Ctfs. of Prtn. TRAN Series B:
2% 12/30/21	2,500,000	2,527,268
2% 12/30/21	2,915,000	2,946,794
Los Angeles Gen. Oblig. TRAN Series 2020, 4% 6/24/21	15,000,000	15,037,649
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)(h)	4,300,000	4,300,000
Riverside County Gen. Oblig. TRAN Series 2020, 4% 6/30/21	5,000,000	5,015,783
Riverside County Ind. Dev. Auth. Ind. Dev. Rev. Series 1999, 0.11% 6/4/21, LOC JPMorgan Chase Bank, VRDN (a)(b)	1,000,000	1,000,000
Riverside County Office of Ed. TRAN Series 2021, 2% 12/31/21	10,000,000	10,108,413
Sacramento Gen. Oblig. Participating VRDN Series XG 00 67, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,500,000	1,500,000
San Diego Pub. Facilities Fing. Auth. Wtr. Rev. Series B, 0.12% 8/3/21, LOC Bank of America NA, CP	2,500,000	2,500,046
San Diego Unified School District TRAN Series 2020, 5% 6/30/21	3,280,000	3,293,076
San Francisco City & County Series A1, 0.11% 6/23/21, LOC Bank of America NA, CP	2,750,000	2,750,020
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Participating VRDN:
Series Floaters XM 06 75, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	1,850,000	1,850,000
Series XM 09 16, 0.19% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,200,000	2,200,000
Series 2010 A1, 0.07% 6/4/21, LOC Bank of America NA, VRDN (a)(b)	1,740,000	1,740,000
Series 2021 A4, 0.14% 9/9/21, LOC U.S. Bank NA, Cincinnati, CP (b)	5,000,000	5,000,143
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 63, 0.3% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	16,325,000	16,325,000
San Jose Int. Arpt. Rev. Series 2021 B, 0.15% 8/10/21, LOC Bank of America NA, CP (b)	5,912,000	5,912,119
Transbay Joint Powers Auth. Participating VRDN Series YX 11 42, 0.13% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	500,000	500,000
Univ. of California Revs. Participating VRDN Series Floaters XM 04 34, 0.07% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	5,800,000	5,800,000

TOTAL CALIFORNIA		127,336,842

Colorado - 1.2%
Colorado Ed. Ln. Prog. TRAN Series 2020 A:
3% 6/29/21	8,000,000	8,018,098
4% 6/29/21	12,000,000	12,036,476
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 0.4% 6/4/21, LOC Deutsche Bank AG, VRDN (a)	675,000	675,000
Colorado Gen. Fdg. Rev. TRAN Series 2020, 4% 6/25/21	20,000,000	20,052,110
Colorado Hsg. & Fin. Auth. Multi-family Hsg. Rev. Participating VRDN Series Floater 2021 MIZ 90 68, 0.3% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	100,000	100,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XL 00 90, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	23,100,000	23,100,000
Series Floaters XM 07 15, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	1,240,000	1,240,000

TOTAL COLORADO		65,221,684

Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev.:
Participating VRDN Series Floaters XG 02 04, 0.08% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,200,000	1,200,000
Series 2003 A, 0.11% 6/4/21, LOC RBS Citizens NA, VRDN (a)	1,600,000	1,600,000
Windsor Gen. Oblig. BAN Series 2020, 2% 6/24/21	3,000,000	3,003,311

TOTAL CONNECTICUT		5,803,311

Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 0.1% 6/1/21, VRDN (a)(b)	5,880,000	5,880,000
District Of Columbia - 0.0%
Washington D.C. Metropolitan Transit Auth. Rev. Participating VRDN Series ZM 06 10, 0.15% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	900,000	900,000
Florida - 1.7%
Bay County Indl. Rev. Dev. (Gulf Pwr. Co. Proj.) Series 2020, 0.06% 6/1/21, VRDN (a)(b)	7,490,000	7,490,000
Broward County Arpt. Sys. Rev. Participating VRDN:
Series XL 01 36, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	3,000,000	3,000,000
Series XM 08 95, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	840,000	840,000
Broward County School District TAN Series 2020, 2% 6/30/21	15,000,000	15,023,069
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 08 91, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	1,100,000	1,100,000
Jacksonville Health Care Series 2021, 0.17% 8/3/21, CP	2,000,000	2,000,036
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 0.13% 6/4/21, VRDN (a)	14,500,000	14,500,000
Miami-Dade County Aviation Rev. Participating VRDN Series XM 08 70, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,100,000	2,100,000
Miami-Dade County Edl. Facilities Rev. Participating VRDN Series 2018 XM 06 76, 0.17% 6/4/21 (a)(f)(g)	3,000,000	3,000,000
Miami-Dade County Expressway Auth. Participating VRDN Series XG 00 99, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	400,000	400,000
Miami-Dade County Indl. Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2021, 0.04% 6/1/21, VRDN (a)(b)	5,000,000	5,000,000
Miami-Dade County Wtr. & Swr. Rev. Participating VRDN:
Series 2021 XF 11 01, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,200,000	1,200,000
Series 2021 XM 09 42, 0.09% 6/4/21 (Liquidity Facility Bank of America NA) (a)(f)(g)	3,475,000	3,475,000
South Miami Health Facilities Auth. Hosp. Rev. Participating VRDN:
Series Floaters XF 25 30, 0.12% 6/4/21 (Liquidity Facility Citibank NA) (a)(f)(g)	10,500,000	10,500,000
Series XF 25 23, 0.15% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	10,000,000	10,000,000
Series ZM 05 71, 0.15% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	5,230,000	5,230,000
Tampa Hosp. Rev. Participating VRDN Series XM 08 85, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,300,000	3,300,000

TOTAL FLORIDA		88,158,105

Georgia - 0.3%
Atlanta Arpt. Rev. Series J2, 0.14% 8/4/21, LOC Bank of America NA, CP (b)	4,454,000	4,454,082
Brookhaven Dev. Auth. Rev. Participating VRDN Series XX 11 22, 0.08% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	1,050,000	1,050,000
Griffin-Spalding County Hosp. Participating VRDN Series Floaters XL 00 76, 0.27% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	400,000	400,000
Heard County Dev. Auth. Poll. Cont. Rev. Series 2007, 0.07% 6/1/21, VRDN (a)(b)	7,900,000	7,900,000
Monroe County Dev. Auth. Rev. (Florida Pwr. & Lt. Co. Proj.) Series 2019, 0.06% 6/1/21, VRDN (a)(b)	2,600,000	2,600,000

TOTAL GEORGIA		16,404,082

Hawaii - 0.1%
Hawaii Arpts. Sys. Rev. Participating VRDN Series XF 07 65, 0.17% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,900,000	2,900,000
Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series A, 0.17% 6/4/21 (Liquidity Facility Fannie Mae) (Liquidity Facility Freddie Mac), VRDN (a)	1,115,000	1,115,000
Illinois - 0.7%
Chicago Midway Arpt. Rev. Series 2021 A, 0.14% 6/15/21, LOC JPMorgan Chase Bank, CP (b)	4,010,000	4,010,039
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series Floaters XL 00 49, 0.2% 6/3/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	750,000	750,000
Series XM 08 79, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	2,500,000	2,500,000
Series XM 08 84, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	2,500,000	2,500,000
Series XM 09 18, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	700,000	700,000
Chicago Transit Auth. Participating VRDN:
Series 20 XF 28 97, 0.17% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	900,000	900,000
Series XM 09 03, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Series XM 09 05, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,100,000	1,100,000
Cook County Gen. Oblig. Participating VRDN Series 2015 XF0124, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,280,000	1,280,000
Illinois Fin. Auth. Participating VRDN Series 2021 XL 01 72, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	900,000	900,000
Illinois Fin. Auth. Rev. Participating VRDN Series Floaters XF 25 35, 0.08% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	700,000	700,000
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2007, 0.1% 6/4/21, LOC U.S. Bank NA, Cincinnati, VRDN (a)(b)	700,000	700,000
Metropolitan Pier & Exposition Participating VRDN Series XF 09 65, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	3,800,000	3,800,000
Reg'l. Transn Auth. Extend Series 2005 B, 0.55% 6/4/21, VRDN (a)	1,690,000	1,690,000
Sales Tax Securitization Corp. Participating VRDN Series XF 06 03, 0.19% 6/4/21 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	13,615,000	13,615,000

TOTAL ILLINOIS		35,445,039

Indiana - 0.0%
Crawfordsville Indl. Dev. Rev. (Nat'l. Svc. Inds., Inc. Proj.) Series 1991, 0.15% 6/1/21, LOC Wells Fargo Bank NA, VRDN (a)	250,000	250,000
Indianapolis Local Pub. Impt. Participating VRDN Series XM 09 27, 0.12% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	800,000	800,000
Jeffersonville Ind. Econ. Dev. Rev. Series 2003, 0.1% 6/4/21, LOC PNC Bank NA, VRDN (a)(b)	535,000	535,000

TOTAL INDIANA		1,585,000

Iowa - 0.3%
Iowa Fin. Auth. Sewage And Solid Waste Disp. Facilities Rev. Series 2021, 0.11% 6/4/21, VRDN (a)(b)	2,000,000	2,000,000
Iowa Fin. Auth. Single Family Mtg. (Mtg. Backed Securities Prog.) Series 2019 B, 0.04% 6/4/21 (Liquidity Facility U.S. Bank NA, Cincinnati), VRDN (a)	14,000,000	14,000,000
Iowa Fin. Auth. Solid Waste Facilities (Mid-American Energy Co. Proj.) Series 2017, 0.1% 6/4/21, VRDN (a)(b)	500,000	500,000

TOTAL IOWA		16,500,000

Kentucky - 0.8%
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Participating VRDN Series XM 09 19, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,100,000	1,100,000
Kentucky Hsg. Corp. Hsg. Rev. Participating VRDN Series XF 10 93, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,000,000	1,000,000
Kentucky Tpk. Auth. Econ. Dev. Road Rev. Participating VRDN Series XF 24 84, 0.15% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,780,000	1,780,000
Louisville & Jefferson County Metropolitan Swr. District Swr. & Drain Sys. Rev. BAN Series 2020, 5% 10/20/21	20,000,000	20,376,618
Louisville & Jefferson County Reg'l. Arpt. Auth. Spl. Facilities Rev. (UPS Worldwide Forwarding, Inc. Proj.):
Series 1999 B, 0.02% 6/1/21, VRDN (a)(b)	2,300,000	2,300,000
Series 1999 C, 0.04% 6/1/21, VRDN (a)(b)	1,600,000	1,600,000
Maysville Indl. Bldg. Rev. Series 1996, 0.1% 6/3/21, LOC MUFG Union Bank NA, VRDN (a)(b)	5,340,000	5,340,000
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 0.1% 6/1/21, VRDN (a)(b)	1,400,000	1,400,000
Series 2020 B1, 0.1% 6/1/21, VRDN (a)(b)	7,320,000	7,320,000

TOTAL KENTUCKY		42,216,618

Louisiana - 0.3%
Calcasieu Parish Pub. Trust Auth. Solid Waste Disp. Rev. Series 1997, 0.09% 6/4/21, LOC Bank of America NA, VRDN (a)(b)	1,885,000	1,885,000
Louisiana Hsg. Corp. Multifamily Hsg. Rev. Participating VRDN Series MIZ 90 53, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	585,000	585,000
Saint Charles Parish Poll. Cont. Rev. (Shell Oil Co. Proj.) Series 1992 A, 0.04% 6/1/21, VRDN (a)(b)	1,900,000	1,900,000
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 A1, 0.13% 6/4/21, VRDN (a)	10,930,000	10,930,000

TOTAL LOUISIANA		15,300,000

Maryland - 0.6%
Baltimore County Gen. Oblig.:
BAN Series 2021, 4% 3/23/22	10,000,000	10,316,114
Participating VRDN Series Floaters XF 06 42, 0.08% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.25%, tender 1/3/22 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)(h)	4,500,000	4,500,000
Maryland Econ. Dev. Corp. Student Hsg. Rev. Participating VRDN Series XF 28 32, 0.25% 6/4/21 (a)(f)(g)	14,985,000	14,985,000
Maryland Gen. Oblig. Participating VRDN Series DB 807, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,300,000	1,300,000
Maryland Health & Higher Edl. Facilities Auth. Rev. Series B, 0.1% 6/8/21, CP	2,500,000	2,500,030

TOTAL MARYLAND		33,901,144

Massachusetts - 0.3%
Massachusetts Edl. Fing. Auth. Rev. Participating VRDN Series Floaters XF 23 06, 0.35% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	1,745,000	1,745,000
Middleborough Gen. Oblig. BAN Series 2020, 2% 10/1/21	13,000,000	13,079,231

TOTAL MASSACHUSETTS		14,824,231

Michigan - 0.3%
Grand Rapids Indl. Dev. Rev. Series 2007, 0.13% 6/4/21, LOC Bank of America NA, VRDN (a)(b)	5,400,000	5,400,000
Michigan Fin. Auth. Rev. RAN Series 2020 A2, 4% 8/20/21, LOC JPMorgan Chase Bank	12,500,000	12,605,526

TOTAL MICHIGAN		18,005,526

Minnesota - 0.0%
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,000,000	1,000,000
Mississippi - 0.2%
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Gulf Pwr. Co. Proj.) Series 2012, 0.06% 6/1/21, VRDN (a)(b)	12,030,000	12,030,000
Missouri - 0.2%
Kansas City Indl. Dev. Auth. Participating VRDN Series XM 09 21, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	6,150,000	6,150,000
Lees Summit Indl. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN Series MIZ 90 55, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	200,000	200,000
Mercy Health Participating VRDN Series Floaters XL 00 80, 0.15% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,200,000	1,200,000
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Participating VRDN Series XG 01 76, 0.18% 6/4/21 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	3,200,000	3,200,000

TOTAL MISSOURI		10,750,000

Montana - 0.0%
Montana Board of Hsg. Participating VRDN Series Floater MIZ 90 61, 0.3% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	500,000	500,000
New Jersey - 0.8%
Borough of Mountainside Gen. Oblig. BAN Series 2021, 2% 4/29/22	1,100,000	1,117,102
Borough of Oceanport BAN Series 2021, 2% 2/24/22	1,100,000	1,114,202
Brick Township Gen. Oblig. BAN Series 2020, 2% 6/22/21	2,005,000	2,007,032
Burlington County Bridge Commission Lease Rev. BAN (Governmental Leasing Prog.) Series 2021 A, 1% 4/14/22	13,000,000	13,095,970
Hudson County Impt. Auth. Rev. BAN (Local Unit Ln. Prog.) Series 2021 A1, 1.5% 2/8/22	2,774,000	2,800,053
Jersey City Gen. Oblig. BAN Series 2020, 2% 6/17/21	2,000,000	2,001,661
Mercer County Gen. Oblig. BAN Series 2020, 2% 6/10/21	5,000,000	5,002,425
New Jersey Tpk. Auth. Tpk. Rev. Participating VRDN Series XM 09 11, 0.23% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,305,000	1,305,000
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series Floaters XG 02 05, 0.08% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	6,140,000	6,140,000
Series XF 09 75, 0.27% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	800,000	800,000
Series XM 09 29, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	400,000	400,000
Newark Gen. Oblig. BAN Series 2020 C, 2% 10/5/21	2,000,000	2,011,693
Ramsey Borough Gen. Oblig. BAN Series 2021, 1.25% 1/7/22	2,000,000	2,011,621
Summit Gen. Oblig. BAN Series 2020, 2.5% 10/22/21	2,800,000	2,824,865
Union County Gen. Oblig. BAN Series 2020, 4% 6/18/21	2,000,000	2,003,691

TOTAL NEW JERSEY		44,635,315

New Mexico - 0.1%
Farmington Poll. Cont. Rev. (Pub. Svc. Co. of New Mexico Proj.) Series 2010 A, 0.11% 6/4/21, VRDN (a)	5,100,000	5,100,000
New York - 4.1%
Broome County Gen. Oblig. BAN Series 2021 A, 1.5% 4/29/22	20,000,000	20,236,544
Connetquot Central School District TAN Series 2020, 1.75% 6/25/21	5,000,000	5,005,094
Cortland Enlarged City School District RAN Series 2020, 1.5% 7/30/21	1,000,000	1,001,518
East Rochester Hsg. Auth. Rev. (Home Good Sheperd Proj.) Series A, 0.19% 6/4/21, LOC RBS Citizens NA, VRDN (a)	300,000	300,000
Erie County Gen. Oblig. RAN Series 2020, 3% 6/24/21	2,000,000	2,003,756
Hempstead Indl. Dev. Auth. Participating VRDN Series DBE 80 63, 0.55% 6/4/21, LOC Deutsche Bank AG, (Liquidity Facility Deutsche Bank AG) (a)(b)(f)(g)	8,560,000	8,560,000
Longwood Central School District TAN Series 2020, 2% 6/25/21	9,000,000	9,010,425
Middletown BAN Series 2020, 1.5% 8/26/21	1,932,434	1,938,313
New York City Gen. Oblig.:
Series 2006, 0.25% 6/4/21 (FSA Insured), VRDN (a)	4,000,000	4,000,000
Series 2018 E, 0.02% 6/1/21 (Liquidity Facility TD Banknorth, NA), VRDN (a)	2,000,000	2,000,000
Series 2021 3, 0.2% 6/7/21, VRDN (a)	5,000,000	5,000,000
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Participating VRDN Series ZM 06 00, 0.35% 6/4/21 (Liquidity Facility Wells Fargo Bank NA) (a)(f)(g)	2,100,000	2,100,000
New York Metropolitan Trans. Auth. Rev.:
BAN:
Series 2018 C, 5% 9/1/21	4,225,000	4,275,132
Series 2019 B, 5% 5/15/22	15,310,000	15,998,971
Series 2019 D1, 5% 9/1/22	19,500,000	20,642,526
Participating VRDN:
Series XF 05 20, 0.27% 6/4/21 (Liquidity Facility Royal Bank of Canada) (a)(f)(g)	1,425,000	1,425,000
Series XG 02 90, 0.09% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	15,000,000	15,000,000
Series XM 09 35, 0.3% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Series ZF 02 18, 0.3% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	4,200,000	4,200,000
New York Pwr. Auth.:
Series 1, 0.29% 7/13/21, CP	8,000,000	8,001,308
Series 2021 2, 0.12% 6/17/21, CP	1,100,000	1,100,012
New York Thruway Auth. Gen. Rev. Participating VRDN:
Series XF 09 18, 0.15% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,600,000	1,600,000
Series XM 08 30, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,700,000	1,700,000
Series XM 08 31, 0.23% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	2,000,000	2,000,000
Series XM 08 80, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,500,000	1,500,000
New York Trans. Dev. Corp.:
Participating VRDN Series XL 01 68, 0.17% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	200,000	200,000
RAN (Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 C, 5% 12/1/21	2,100,000	2,149,181
Oyster Bay Gen. Oblig. BAN Series C, 4% 8/27/21	9,500,000	9,584,069
Port Washington Union Free School District BAN Series 2020, 1.5% 8/5/21	5,410,000	5,422,393
Putnam County Indl. Dev. Agcy. Rev. Series 2006 A, 0.27% 6/4/21, LOC RBS Citizens NA, VRDN (a)	1,100,000	1,100,000
Riverhead Central School District TAN Series 2020 B, 1.5% 6/25/21	5,000,000	5,004,060
Sewanhaka Central High School District Gen. Oblig. TAN Series 2020, 1.5% 6/21/21	5,000,000	5,003,467
Suffolk County Gen. Oblig. TAN:
Series 2020 I, 3% 9/24/21	14,000,000	14,117,575
Series I, 2% 7/22/21	5,000,000	5,012,522
Syosset Central School District TAN Series 2020, 2% 6/25/21	5,000,000	5,005,859
Village of Garden City BAN Series 2021, 1% 2/18/22	2,000,000	2,012,698
Westchester County:
BAN:
Series 2021 A, 1% 12/17/21	9,000,000	9,042,600
Series 2021 B, 1.5% 12/17/21	3,316,861	3,340,675
TAN Series B, 2% 10/18/21	13,135,000	13,231,438

TOTAL NEW YORK		219,125,136

New York And New Jersey - 0.2%
Port Auth. of New York & New Jersey Series 2021:
0.14% 9/3/21, CP (b)	4,010,000	4,010,215
0.16% 10/1/21, CP (b)	5,000,000	5,000,345

TOTAL NEW YORK AND NEW JERSEY		9,010,560

Ohio - 0.3%
American Muni. Pwr. BAN (Village of Grafton Proj.) Series 2021, 1% 4/14/22	1,235,000	1,243,362
Lorain County Gen. Oblig. BAN:
(North Ridge Road Proj.) Series 2020 D, 1% 12/17/21	2,190,000	2,198,930
Series 2021 A, 1.5% 5/4/22	2,900,000	2,933,470
Mahoning County BAN Series 2020, 1% 9/13/21	1,735,000	1,738,780
Mahoning County Sales Tax TAN Series 2020, 1% 9/13/21	1,025,000	1,027,088
Ohio Hsg. Fin. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 90 50, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,400,000	1,400,000
Series XF 10 92, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	5,100,000	5,100,000
Ohio Tpk. Commission Tpk. Rev. Participating VRDN Series Floaters XL 00 57, 0.12% 6/4/21 (Liquidity Facility Cr. Suisse AG) (a)(f)(g)	800,000	800,000

TOTAL OHIO		16,441,630

Oklahoma - 0.2%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 0.14% 6/4/21, VRDN (a)	10,760,000	10,760,000
Pennsylvania - 0.9%
Pennsylvania Econ. Dev. Fing. Auth. Exempt Facilities Rev. Series 2009 B, 0.1% 6/4/21, LOC MUFG Bank Ltd., VRDN (a)	5,000,000	5,000,000
Pennsylvania Hsg. Fin. Agcy. Multifamily Hsg. Dev. Rev. Participating VRDN Series XF 10 95, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,660,000	2,660,000
Philadelphia Auth. Indl. Mrf Participating VRDN Series MIZ 90 51, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	1,000,000	1,000,000
Philadelphia Auth. for Indl. Dev. Series 2017 B, 0.14% 6/3/24, VRDN (a)	12,565,000	12,565,000
Philadelphia Gen. Oblig. TRAN Series 2020 A, 4% 6/30/21	10,185,000	10,217,232
Philadelphia School District TRAN Series 2020 A, 4% 6/30/21	17,645,000	17,699,971

TOTAL PENNSYLVANIA		49,142,203

South Carolina - 0.6%
County Square Redev. Corp. BAN (Greenville County, South Carolina Proj.) Series 2021, 2% 3/3/22	6,945,000	7,043,040
Greenville Hosp. Sys. Facilities Rev. Participating VRDN Series XF 01 45, 0.29% 6/4/21 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	1,600,000	1,600,000
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 0.14% 6/3/24, VRDN (a)	10,000,000	10,000,000
South Carolina Pub. Svc. Auth. Rev.:
Participating VRDN:
Series Floaters XM 03 84, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	9,800,000	9,800,000
Series YX 11 57, 0.17% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	2,110,000	2,110,000
Series 2020 A, 0.14% 7/1/21, LOC Barclays Bank PLC, CP	1,495,000	1,495,028
South Carolina St. Pub. Svc. Auth. Rev. Participating VRDN Series XG 0046, 0.1% 6/4/21 (Liquidity Facility Toronto-Dominion Bank) (a)(f)(g)	265,000	265,000

TOTAL SOUTH CAROLINA		32,313,068

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev. Participating VRDN Series XG 03 02, 0.15% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	600,000	600,000
Tennessee - 0.2%
Greeneville Health & Edl. Facilities Board Series 2018 B, 0.05% 6/4/21, LOC U.S. Bank NA, Cincinnati, VRDN (a)	800,000	800,000
Tender Option Bond Trust Receipts Participating VRDN Series XF 10 97, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,290,000	1,290,000
Tennessee Gen. Oblig.:
Series 2021 A, 0.12% 6/23/21 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	1,784,000	1,784,013
Series A:
0.13% 7/13/21 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	5,000,000	5,000,126
0.15% 7/20/21 (Liquidity Facility Tennessee Consldatd Retire Sys.), CP	3,000,000	3,000,044

TOTAL TENNESSEE		11,874,183

Texas - 3.1%
Dallas Fort Worth Int'l. Arpt. Rev. Participating VRDN Series Floaters XF 10 61, 0.2% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	8,000,000	8,000,000
Dallas/Fort Worth Int'l. Arpt. Facility Impt. Corp. Rev. (United Parcel Svc., Inc. Proj.) Series 2002, 0.04% 6/1/21, VRDN (a)(b)	1,420,000	1,420,000
Deutsche Spears/Lifers Trust Participating VRDN Series Floaters XG 00 58, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG) (a)(f)(g)	1,085,000	1,085,000
Garland Util. Sys. Rev. Series 2018, 0.11% 6/8/21, LOC Bank of America NA, CP	4,000,000	4,000,048
Grand Parkway Trans. Corp. Participating VRDN Series XF 20 34, 0.08% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(f)(g)	1,400,000	1,400,000
Gulf Coast Waste Disp. Auth. Envir. Facilities Rev. (ExxonMobil Proj.) Series 2001 A, 0.03% 6/1/21, VRDN (a)(b)	1,100,000	1,100,000
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 B3. 0.15% tender 6/3/21, CP mode	4,000,000	4,000,000
Houston Arpt. Sys. Rev. Series 2021 A:
0.13% 6/22/21, LOC Sumitomo Mitsui Banking Corp., CP (b)	3,000,000	3,000,000
0.13% 6/22/21, LOC Sumitomo Mitsui Banking Corp., CP (b)	2,000,000	2,000,000
Houston Gen. Oblig. TRAN Series 2020:
4% 6/30/21	5,000,000	5,015,618
5% 6/30/21	11,000,000	11,043,489
Houston Util. Sys. Rev. Series B3, 0.11% 6/24/21, LOC Sumitomo Mitsui Banking Corp., CP	1,400,000	1,400,010
Hurst Participating VRDN Series XF 10 94, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,600,000	1,600,000
Lower Colorado River Auth. Rev. Series B, 0.13% 6/4/21, LOC State Street Bank & Trust Co., Boston, CP	1,000,000	1,000,022
North Cent Tex Hsg. Fin. Corp. Mu Participating VRDN Series XF 10 99, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	400,000	400,000
North Texas Tollway Auth. Rev. Participating VRDN:
Series 2021 XF 12 25, 0.15% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	300,000	300,000
Series XF 12 21, 0.15% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	6,760,000	6,760,000
Series XM0085, 0.17% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	400,000	400,000
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2004, 0.22% 6/4/21, VRDN (a)(b)	33,015,000	33,015,000
Series 2010 D, 0.1% 6/4/21, VRDN (a)	6,500,000	6,500,000
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Participating VRDN Series XF 10 98, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,100,000	1,100,000
Texas Gen. Oblig.:
Participating VRDN Series DB 80 79, 0.12% 6/3/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,500,000	1,500,000
Series 2018, 0.08% 6/4/21, LOC Fed. Home Ln. Bank of Dallas, VRDN (a)	1,400,000	1,400,000
TRAN Series 2020, 4% 8/26/21	65,000,000	65,602,934
Texas Private Activity Bond Surface Trans. Corp. Participating VRDN Series XM 07 56, 0.27% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(b)(f)(g)	1,800,000	1,800,000
Trinity Riv Pub. Facilities Corp. Tex M Participating VRDN Series XF 10 83, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	1,600,000	1,600,000

TOTAL TEXAS		166,442,121

Utah - 0.3%
Salt Lake City Arpt. Rev. Participating VRDN:
Series 17 XM 0493, 0.21% 6/4/21 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(b)(f)(g)	500,000	500,000
Series Floaters XM 06 99, 0.35% 6/4/21 (Liquidity Facility Cr. Suisse AG) (a)(b)(f)(g)	11,030,000	11,030,000
Series XM 08 82, 0.21% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(b)(f)(g)	1,400,000	1,400,000
Utah Hsg. Corp. Multi-family Hsg. Rev. Participating VRDN Series 2021 XF 11 00, 0.35% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,500,000	2,500,000

TOTAL UTAH		15,430,000

Virginia - 0.5%
Arlington County Indl. Dev. Auth. Multi-family Hsg. Rev. (Gates of Ballston Apts.) Series 2005, 0.11% 6/4/21, LOC PNC Bank NA, VRDN (a)(b)	7,700,000	7,700,000
Suffolk Econ. Dev. Auth. Hosp. Facilities Rev. Participating VRDN Series MIZ 90 25, 0.13% 6/4/21 (Liquidity Facility Mizuho Cap. Markets Llc) (a)(f)(g)	14,490,000	14,490,000
Virginia Commonwealth Trans. Board Rev. Participating VRDN Series DB 80 80, 0.12% 6/4/21 (Liquidity Facility Deutsche Bank AG New York Branch) (a)(f)(g)	2,300,000	2,300,000

TOTAL VIRGINIA		24,490,000

Washington - 0.3%
Port of Seattle Rev. Series 2021 B1, 0.1% 7/7/21, LOC Bank of America NA, CP (b)	2,000,000	2,000,000
Washington Convention Ctr. Pub. Facilities Participating VRDN Series XG 02 96, 0.09% 6/4/21 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	7,985,000	7,985,000
Washington Econ. Dev. Fin. Auth. Rev. Participating VRDN Series Floaters 005, 0.35% 7/9/21 (Liquidity Facility Barclays Bank PLC) (a)(b)(f)(g)	5,000,000	5,000,000
Washington Health Care Facilities Auth. Rev. Participating VRDN Series XM 08 83, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	1,500,000	1,500,000

TOTAL WASHINGTON		16,485,000

Wisconsin - 0.3%
JPMorgan Chase Participating VRDN Series Floaters XF 01 27, 0.09% 6/4/21 (a)(f)(g)	1,060,000	1,060,000
Milwaukee School District RAN Series 2020 M8, 2% 7/1/21	10,000,000	10,015,657
Wisconsin Ctr. District Tax Rev. Participating VRDN Series 2021 XF 12 22, 0.2% 6/4/21 (Liquidity Facility JPMorgan Chase Bank) (a)(f)(g)	200,000	200,000
Wisconsin Health & Edl. Facilities Series 2020 C, 0.15% 6/4/21, VRDN (a)	6,750,000	6,750,000

TOTAL WISCONSIN		18,025,657

TOTAL MUNICIPAL NOTES
(Cost $1,193,171,508)		1,193,832,674
	Shares	Value

Short-Term Funds - 15.5%
Federated Hermes Municipal Ultrashort Fund Institutional Shares	3,990,976	40,109,305
JPMorgan Ultra-Short Municipal Fund Class I	61,760,239	621,925,579
Vanguard Short-Term Tax-Exempt Fund Admiral Shares	11,318,408	180,415,430
TOTAL SHORT-TERM FUNDS
(Cost $842,017,503)		842,450,314

Municipal Bond Funds - 0.1%
Nuveen NY AMT-Free Quality Municipal Income Fund Preferred Shares 0.38%(a)(e)(i)
(Cost $6,800,000)	6,800,000	6,800,000

Money Market Funds - 17.8%
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (j)(k)	483,241,223	483,241,223
Fidelity Municipal Cash Central Fund 0.06% (l)(m)	10,606,461	10,608,583
Fidelity SAI Municipal Money Market Fund .01% (j)(k)	454,850,573	455,032,513
State Street Institutional U.S. Government Money Market Fund Premier Class 0.04% (j)	7,596,271	7,596,271
TOTAL MONEY MARKET FUNDS
(Cost $956,421,054)		956,478,590
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $5,408,243,163)		5,426,138,161
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(36,580,266)
NET ASSETS - 100%		$5,389,557,895

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

CP – COMMERCIAL PAPER

RAN – REVENUE ANTICIPATION NOTE

TAN – TAX ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,595,651 or 0.8% of net assets.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,800,000 or 0.2% of net assets.

 (i) Non-income producing

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

 (k) Affiliated Fund

 (l) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (m) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Baltimore Proj. Rev. Bonds Series Floaters G 42, 0.25%, tender 1/3/22 (Liquidity Facility Royal Bank of Canada)	1/4/21	$4,500,000
River Islands Pub. Fing. Auth. Participating VRDN Series MIZ 90 26, 0.35% 7/2/21 (Liquidity Facility Mizuho Cap. Markets Llc)	8/14/20	$4,300,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Municipal Cash Central Fund	$44,852
Total	$44,852

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	$249,972,338	$1,817,701,786	$1,584,432,901	$78,950	$--	$--	$483,241,223
Fidelity SAI Municipal Money Market Fund .01%	190,501,215	292,440,613	27,888,139	165,933	(156)	(21,020)	455,032,513
Total	$440,473,553	$2,110,142,399	$1,612,321,040	$244,883	$(156)	$(21,020)	$938,273,736

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$3,620,409,257	$--	$3,620,409,257	$--
Money Market Funds	956,478,590	956,478,590	--	--
Investment Companies	6,800,000	--	6,800,000	--
Short-Term Funds	842,450,314	842,450,314	--	--
Total Investments in Securities:	$5,426,138,161	$1,798,928,904	$3,627,209,257	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,459,418,379)	$4,477,255,842
Fidelity Central Funds (cost $10,607,522)	10,608,583
Other affiliated issuers (cost $938,217,262)	938,273,736
Total Investment in Securities (cost $5,408,243,163)		$5,426,138,161
Cash		677,397
Receivable for investments sold		3,436,717
Receivable for fund shares sold		4,406,510
Dividends receivable		127,958
Interest receivable		32,663,007
Distributions receivable from Fidelity Central Funds		1,677
Prepaid expenses		13,689
Other receivables		5,669
Total assets		5,467,470,785
Liabilities
Payable for investments purchased
Regular delivery	$38,762,311
Delayed delivery	31,087,074
Payable for fund shares redeemed	5,400,077
Distributions payable	2,152,240
Accrued management fee	281,802
Other payables and accrued expenses	229,386
Total liabilities		77,912,890
Net Assets		$5,389,557,895
Net Assets consist of:
Paid in capital		$5,372,399,879
Total accumulated earnings (loss)		17,158,016
Net Assets		$5,389,557,895
Net Asset Value, offering price and redemption price per share ($5,389,557,895 ÷ 536,355,288 shares)		$10.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$1,987,076
Affiliated issuers		217,646
Interest		30,034,563
Income from Fidelity Central Funds		43,586
Total income		32,282,871
Expenses
Management fee	$13,933,311
Custodian fees and expenses	40,684
Independent trustees' fees and expenses	38,308
Registration fees	208,767
Audit	68,560
Legal	10,407
Miscellaneous	41,101
Total expenses before reductions	14,341,138
Expense reductions	(10,860,554)
Total expenses after reductions		3,480,584
Net investment income (loss)		28,802,287
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	424,973
Fidelity Central Funds	2,338
Other affiliated issuers	(156)
Capital gain distributions from underlying funds:
Affiliated issuers	28,503
Total net realized gain (loss)		455,658
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	10,961,626
Fidelity Central Funds	1,061
Other affiliated issuers	(21,020)
Total change in net unrealized appreciation (depreciation)		10,941,667
Net gain (loss)		11,397,325
Net increase (decrease) in net assets resulting from operations		$40,199,612

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021	Year ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$28,802,287	$53,942,535
Net realized gain (loss)	455,658	413,520
Change in net unrealized appreciation (depreciation)	10,941,667	(2,002,641)
Net increase (decrease) in net assets resulting from operations	40,199,612	52,353,414
Distributions to shareholders	(29,155,326)	(55,246,709)
Share transactions
Proceeds from sales of shares	3,198,122,199	1,047,372,777
Reinvestment of distributions	11,827	3,699,668
Cost of shares redeemed	(1,188,111,043)	(1,095,565,154)
Net increase (decrease) in net assets resulting from share transactions	2,010,022,983	(44,492,709)
Total increase (decrease) in net assets	2,021,067,269	(47,386,004)
Net Assets
Beginning of period	3,368,490,626	3,415,876,630
End of period	$5,389,557,895	$3,368,490,626
Other Information
Shares
Sold	318,386,661	104,544,855
Issued in reinvestment of distributions	1,177	368,964
Redeemed	(118,260,585)	(109,355,545)
Net increase (decrease)	200,127,253	(4,441,726)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Tax-Sensitive Short Duration Fund

Years ended May 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$10.03	$9.99	$10.00
Income from Investment Operations
Net investment income (loss)B	.067	.159	.174	.053
Net realized and unrealized gain (loss)	.034	(.006)	.042	(.014)
Total from investment operations	.101	.153	.216	.039
Distributions from net investment income	(.070)	(.159)	(.173)	(.049)
Distributions from net realized gain	(.001)	(.004)	(.003)	–
Total distributions	(.071)	(.163)	(.176)	(.049)
Net asset value, end of period	$10.05	$10.02	$10.03	$9.99
Total ReturnC,D	1.01%	1.53%	2.19%	.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	.33%	.34%	.37%	.52%G
Expenses net of fee waivers, if any	.08%	.09%	.12%	.26%G,H
Expenses net of all reductions	.08%	.09%	.12%	.26%G,H
Net investment income (loss)	.66%	1.59%	1.74%	1.28%G
Supplemental Data
Net assets, end of period (000 omitted)	$5,389,558	$3,368,491	$3,415,877	$3,219,118
Portfolio turnover rateI	86%	81%	57%	180%J

 A For the period December 28, 2017 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Tax-Sensitive Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Tax-Sensitive Short Duration Fund	$5,669

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,247,759
Gross unrealized depreciation	(799,152)
Net unrealized appreciation (depreciation)	$17,448,607
Tax Cost	$5,408,689,554

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$17,448,607

The tax character of distributions paid was as follows:

	May 31, 2021	May 31, 2020
Tax-exempt Income	$28,634,634	$50,555,391
Ordinary Income	57,416	4,008,479
Long-term Capital Gains	463,276	682,839
Total	$29,155,326	$ 55,246,709

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	4,630,653,408	2,940,373,483

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .32% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser), T. Rowe Price Associates, Inc. and Wells Capital Management, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Tax-Sensitive Short Duration Fund	39,869,400	97,925,000

5. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Tax-Sensitive Short Duration Fund	$8,422

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $10,860,554.

8. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Tax-Sensitive Short Duration Fund
Fidelity SAI Municipal Money Market Fund	100%

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Tax-Sensitive Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Tax-Sensitive Short Duration Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2021 and for the period December 28, 2017 (commencement of operations) to May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the three years in the period ended May 31, 2021 and for the period December 28, 2017 (commencement of operations) to May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Tax-Sensitive Short Duration Fund	.07%
Actual		$1,000.00	$1,002.70	$.35
Hypothetical-C		$1,000.00	$1,024.58	$.35

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2021, $218,985, or, if subsequently determined to be different, the net capital gain of such year.

A total of 69.63% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

During fiscal year ended 2021, 99.74% of the fund's income dividends was free from federal income tax, and 22.96% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Amended Sub-Advisory Agreements

Strategic Advisers Tax-Sensitive Short Duration Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fee schedules for certain investment mandates in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIAM LLC (FIAM), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedules in the Amended Sub-Advisory Agreement will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its September 2020 meeting. The Board considered the detailed information provided by Strategic Advisers and FIAM in the June 2020 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2020 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 2

To approve the conversion of a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,144,720,745.71	79.830
Against	185,985,124.90	6.923
Abstain	355,906,306.35	13.247
Broker Non-Vote	0.00	0.000
TOTAL	2,686,612,176.96	100.000
Proposal 1 reflects trust wide proposal and voting results.

TSS-ANN-0721
1.9885904.103

Strategic Advisers® Fidelity® U.S. Total Stock Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreements
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® U.S. Total Stock Fund	46.63%	16.56%

 A From March 20, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® U.S. Total Stock Fund on March 20, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Dow Jones U.S. Total Stock Market Index℠ performed over the same period.

Period Ending Values
$16,328	Strategic Advisers® Fidelity® U.S. Total Stock Fund
$16,478	Dow Jones U.S. Total Stock Market Index℠

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 40.32% for the 12 months ending May 31, 2021, as U.S. equities staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” trade, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. Reflecting this shift, financials (+66%) led for the full period, riding momentum among banks (+80%), whose profit outlook improved amid rising long-term interest rates and a steeper yield curve. Materials (+60%) and industrials (+58%) closely followed. Conversely, “laggards” included the utilities (+13%), health care (+22%) and consumer staples (+23%) sectors.

Comments from Portfolio Manager Barry Golden:  For the fiscal year May 31, 2021, the Fund advanced 46.63%, outpacing the 43.97% gain of the benchmark Dow Jones U.S. Total Stock Market Index. During the fourth quarter of 2020, U.S. market leadership rotated from higher-quality growth stocks and growth-driven investment strategies to value stocks. Small- and mid-cap stocks outperformed their large cap counterparts, with small-cap value equities generating the best performance for the period as a whole. Within the Fund, Fidelity® Growth Company Fund (+57%), which follows an aggressive-growth approach, was the top contributor versus the benchmark, although most of its outperformance occurred during the first half of the period. Stock picks in the information technology and consumer discretionary sectors fueled its strong result. Three strategies from sub-adviser FIAM® contributed roughly equally this period: U.S. Equity (+53%), Intrinsic Opportunities (+65%) and Sector Managed (+49%). Combining a value orientation with exposure to economically sensitive stocks drove the performance of FIAM U.S. Equity. A cyclical, value-oriented approach also helped FIAM Intrinsic Opportunities outperform, as did its smaller-cap bias and exposure to non-U.S. stocks. FIAM Sector Managed features sector-focused managers managing individual subportfolios that correspond to each of the major economic sectors within the S&P 500. Strong investment choices across several sectors, including industrials and technology, drove its contribution. On the downside, Fidelity® SAI U.S. Quality Index Fund (+31%) was the biggest relative detractor. This fund tracks a custom index comprised of companies with stable earnings that are typically less volatile than the broader market. It struggled amid the shift away from defensive areas of the market to more economically sensitive sectors. Fidelity Magellan Fund (+31%) also dampened relative performance, as its emphasis on growth, quality and momentum factors was out of favor during the period's second half. Looking ahead, I plan to maintain my emphasis on managers with substantial exposure to value-oriented and economically sensitive stocks. I have reduced the Fund’s small-cap exposure, and will continue to underweight defensive, low-volatility approaches.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI U.S. Quality Index Fund	10.8
Fidelity Growth Company Fund	9.5
Fidelity Contrafund	5.6
Fidelity Large Cap Value Enhanced Index Fund	5.2
Fidelity Magellan Fund	4.6
Fidelity SAI U.S. Value Index Fund	4.0
Fidelity SAI U.S. Low Volatility Index Fund	3.5
Fidelity Small Cap Index Fund	3.3
Fidelity SAI U.S. Momentum Index Fund	2.6
Fidelity SAI U.S. Large Cap Index Fund	2.1
51.2

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Common Stocks	46.1%
Preferred Stocks	0.2%
Large Blend Funds	5.6%
Large Growth Funds	33.1%
Large Value Funds	9.2%
Small Blend Funds	4.1%
Small Growth Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Common Stocks - 46.1%
	Shares	Value
COMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	1,220,900	$35,931,087
Liberty Global PLC Class C (a)	401,100	10,917,942
Verizon Communications, Inc.	2,158,609	121,939,822
		168,788,851
Entertainment - 0.7%
Activision Blizzard, Inc.	555,644	54,036,379
Cinemark Holdings, Inc. (a)	329,900	7,475,534
IMAX Corp. (a)	788,600	17,041,646
Lions Gate Entertainment Corp. Class B (a)	1,243,900	21,618,982
Netflix, Inc. (a)	89,400	44,951,214
Nihon Falcom Corp.	5,000	68,499
Nintendo Co. Ltd. ADR	310,183	23,983,350
Take-Two Interactive Software, Inc. (a)	157,398	29,206,773
The Walt Disney Co. (a)	831,095	148,475,122
Vivendi SA	1,264,883	45,969,772
		392,827,271
Interactive Media & Services - 1.5%
Alphabet, Inc.:
Class A (a)	196,663	463,505,192
Class C (a)	49,036	118,253,256
Dip Corp.	320,000	9,454,745
Facebook, Inc. Class A (a)	919,300	302,201,489
Match Group, Inc. (a)	122,076	17,503,257
Snap, Inc. Class A (a)	88,400	5,491,408
Tongdao Liepin Group (a)	1,265,703	3,783,354
ZIGExN Co. Ltd.	1,500,000	5,466,253
Zoominfo Technologies, Inc.	71,800	3,146,994
		928,805,948
Media - 1.4%
AMC Networks, Inc. Class A (a)	20,000	1,073,600
Cogeco Communications, Inc.	20,000	1,922,452
Comcast Corp. Class A	9,346,633	535,935,936
Corus Entertainment, Inc. Class B (non-vtg.)	95,400	493,993
Discovery Communications, Inc.:
Class A (a)(b)	200,000	6,422,000
Class C (non-vtg.) (a)	750,000	22,537,500
eBook Initiative Japan Co. Ltd. (a)	5,000	118,732
F@N Communications, Inc.	26,900	94,343
Fox Corp. Class A	474,333	17,716,338
Hyundai HCN	486,513	2,019,036
iHeartMedia, Inc. (a)	531,700	12,340,757
Intage Holdings, Inc.	5,000	70,737
Interpublic Group of Companies, Inc.	4,350,014	146,551,972
Liberty Broadband Corp. Class C (a)	166,400	27,670,656
News Corp. Class A	1,009,500	27,246,405
Nippon Television Network Corp.	70,700	843,957
Pico Far East Holdings Ltd.	1,000,000	179,090
Sinclair Broadcast Group, Inc. Class A	25,000	842,250
TechTarget, Inc. (a)	226,300	15,911,153
Trenders, Inc.	150,000	894,602
ViacomCBS, Inc. Class B	350,000	14,847,000
WOWOW INC.	100,000	2,123,482
WPP PLC	2,582,900	35,718,098
		873,574,089
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	33,400	1,525,253
T-Mobile U.S., Inc.	348,275	49,263,499
		50,788,752

TOTAL COMMUNICATION SERVICES		2,414,784,911

CONSUMER DISCRETIONARY - 4.7%
Auto Components - 0.5%
Adient PLC (a)	260,000	13,015,600
Aptiv PLC (a)	297,700	44,780,034
BorgWarner, Inc.	1,666,405	85,469,912
Cooper-Standard Holding, Inc. (a)	35,000	1,041,600
DaikyoNishikawa Corp.	529,000	3,667,102
DTR Automotive Corp.	15,029	519,303
Eagle Industry Co. Ltd.	71,400	731,020
G-Tekt Corp.	650,000	8,904,923
Gentex Corp.	64,000	2,272,000
Hi-Lex Corp.	200,300	3,195,946
Hyundai Mobis	70,000	17,682,668
IJTT Co. Ltd.	450,000	3,078,363
Lear Corp.	540,700	104,549,752
Linamar Corp.	260,000	17,254,350
Murakami Corp.	70,000	1,991,506
Plastic Omnium SA	60,000	2,057,323
Strattec Security Corp. (a)	16,610	833,822
Topre Corp.	300,000	4,499,041
TPR Co. Ltd.	500,000	6,649,009
		322,193,274
Automobiles - 0.3%
Daimler AG (Germany)	494,800	46,087,891
General Motors Co. (a)	815,417	48,362,382
Renault SA	60,000	2,482,508
Tesla, Inc. (a)	110,500	69,086,810
		166,019,591
Distributors - 0.0%
Arata Corp.	25,000	965,842
Harima-Kyowa Co. Ltd.	39,600	646,678
LKQ Corp. (a)	12,600	642,096
Uni-Select, Inc. (a)	50,000	634,217
Yagi & Co. Ltd.	60,045	786,963
		3,675,796
Diversified Consumer Services - 0.1%
Heian Ceremony Service Co. Ltd.	175,000	1,396,931
MegaStudy Co. Ltd.	79,794	1,069,026
Multicampus Co. Ltd.	33,128	1,161,122
Service Corp. International	752,042	39,873,267
Terminix Global Holdings, Inc. (a)	683,800	33,738,692
		77,239,038
Hotels, Restaurants & Leisure - 0.7%
Caesars Entertainment, Inc. (a)	315,861	33,939,264
Churchill Downs, Inc.	158,500	31,625,505
Elior SA (a)(c)	552,900	4,371,075
Expedia, Inc. (a)	128,366	22,714,364
Las Vegas Sands Corp. (a)	869,600	50,219,400
Marriott International, Inc. Class A (a)	404,500	58,078,110
Marriott Vacations Worldwide Corp. (a)	216,200	37,249,098
Starbucks Corp.	64,102	7,299,936
The Booking Holdings, Inc. (a)	48,176	113,770,033
The Restaurant Group PLC (a)	1,271,237	2,192,540
Tosho Co. Ltd.	5,000	82,428
Wendy's Co.	1,514,850	35,174,817
		396,716,570
Household Durables - 0.6%
Cuckoo Holdings Co. Ltd.	22,347	2,812,452
ES-Con Japan Ltd.	25,000	174,673
FJ Next Co. Ltd.	600,000	5,600,511
GoPro, Inc. Class A (a)	471,800	5,293,596
Gree Electric Appliances, Inc. of Zhuhai (A Shares)	500,013	4,419,302
Helen of Troy Ltd. (a)	178,100	37,486,488
Iida Group Holdings Co. Ltd.	68,900	1,834,984
Lennar Corp. Class A	392,100	38,821,821
Mohawk Industries, Inc. (a)	603,465	127,138,006
Newell Brands, Inc.	657,800	18,872,282
Open House Co. Ltd.	5,000	232,441
Portmeirion Group PLC (a)	23,413	226,187
Pressance Corp.	700,100	10,665,511
PulteGroup, Inc.	712,400	41,169,596
Sony Group Corp. sponsored ADR	103,900	10,349,479
Token Corp.	5,000	435,656
Whirlpool Corp.	285,040	67,580,134
		373,113,119
Internet & Direct Marketing Retail - 0.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	180,200	38,555,592
Amazon.com, Inc. (a)	112,400	362,273,068
Global-e Online Ltd. (a)(b)	52,300	1,718,578
Hyundai Home Shopping Network Corp.	4,861	411,358
Moneysupermarket.com Group PLC	400,000	1,535,493
NS Shopping Co. Ltd.	21,105	265,614
Ocado Group PLC (a)	30,400	815,846
Papyless Co. Ltd.	100,000	1,549,000
Porch Group, Inc. Class A (a)	431,700	7,390,704
Syuppin Co. Ltd.	5,000	41,511
		414,556,764
Leisure Products - 0.1%
Brunswick Corp.	330,092	33,745,305
Multiline Retail - 0.1%
Dollar General Corp.	263,400	53,459,664
Dollar Tree, Inc. (a)	358,400	34,944,000
Europris ASA (c)	5,000	33,942
Macy's, Inc. (a)	50,000	914,000
Max Stock Ltd.	250,000	820,492
Ryohin Keikaku Co. Ltd.	10,000	189,880
		90,361,978
Specialty Retail - 1.1%
Arcland Sakamoto Co. Ltd.	100,000	1,338,935
AT-Group Co. Ltd.	225,000	3,164,673
Auto1 Group SE (c)	109,200	5,863,531
Bed Bath & Beyond, Inc. (a)(b)	350,000	9,796,500
Best Buy Co., Inc.	847,300	98,490,152
Burlington Stores, Inc. (a)	239,445	77,429,330
Dunelm Group PLC	200,000	4,171,175
Foot Locker, Inc.	950,000	60,125,500
Gap, Inc.	5,000	167,250
Genesco, Inc. (a)	75,000	4,125,000
Hour Glass Ltd.	1,871,200	1,741,903
JB Hi-Fi Ltd.	5,000	187,864
JD Sports Fashion PLC	875,000	11,749,899
Kid ASA (c)	25,000	356,559
Ku Holdings Co. Ltd.	100,000	864,919
Lookers PLC (a)	828,728	800,614
Lowe's Companies, Inc.	545,756	106,329,641
Mandarake, Inc.	43,600	228,971
Sally Beauty Holdings, Inc. (a)	1,038,800	22,656,228
Samse SA	4,000	944,040
The Buckle, Inc.	25,000	1,053,000
The Cato Corp. Class A (sub. vtg.)	25,000	386,500
The Home Depot, Inc.	372,200	118,698,302
TJX Companies, Inc.	829,800	56,044,692
Tokatsu Holdings Co. Ltd.	18,700	73,782
Ulta Beauty, Inc. (a)	155,300	53,634,408
Urban Outfitters, Inc. (a)	325,000	12,727,000
Williams-Sonoma, Inc.	75,000	12,715,500
		665,865,868
Textiles, Apparel & Luxury Goods - 0.5%
Capri Holdings Ltd. (a)	125,000	7,088,750
Columbia Sportswear Co.	340,400	34,969,292
Deckers Outdoor Corp. (a)	90,700	30,424,408
Embry Holdings Ltd.	280,000	50,867
Fossil Group, Inc. (a)	30,000	423,600
G-III Apparel Group Ltd. (a)	250,000	8,260,000
Hagihara Industries, Inc.	25,000	326,742
Levi Strauss & Co. Class A	1,289,100	34,496,316
NIKE, Inc. Class B	631,800	86,215,428
PVH Corp. (a)	502,100	57,651,122
Sitoy Group Holdings Ltd.	2,613,000	222,198
Tapestry, Inc. (a)	970,700	43,574,723
Ted Baker PLC (a)(b)	418,192	1,063,484
		304,766,930

TOTAL CONSUMER DISCRETIONARY		2,848,254,233

CONSUMER STAPLES - 2.7%
Beverages - 0.6%
Anheuser-Busch InBev SA NV ADR	31,700	2,401,909
Asahi Group Holdings	50,000	2,383,323
Boston Beer Co., Inc. Class A (a)	12,700	13,438,632
Britvic PLC	588,000	7,622,766
C&C Group PLC:
(United Kingdom) (a)	5,441,700	18,662,690
rights (a)	1,419,570	1,129,399
Constellation Brands, Inc. Class A (sub. vtg.)	289,100	69,303,052
Diageo PLC sponsored ADR	171,577	33,157,255
Keurig Dr. Pepper, Inc.	230,600	8,522,976
Monster Beverage Corp. (a)	640,900	60,417,643
The Coca-Cola Co.	3,071,353	169,815,107
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	690,621	1,393,441
		388,248,193
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	300,000	10,854,184
Amsterdam Commodities NV	40,700	1,072,543
Belc Co. Ltd.	5,000	251,621
Costco Wholesale Corp.	225,200	85,186,404
Daiichi Co. Ltd.	10,000	78,181
G-7 Holdings, Inc.	200,000	5,425,153
Halows Co. Ltd.	25,068	632,367
Kroger Co.	1,610,400	59,552,592
Nihon Chouzai Co. Ltd.	13,400	195,572
Oatly Group AB ADR (a)	30,000	711,300
OM2 Network Co. Ltd.	70,900	812,672
Performance Food Group Co. (a)	864,799	43,352,374
Qol Holdings Co. Ltd.	425,000	5,756,462
Retail Partners Co. Ltd.	154,400	1,603,368
Sapporo Clinical Laboratory	15,000	219,198
Satoh & Co. Ltd. (b)	12,300	168,621
Sprouts Farmers Market LLC (a)	20,000	532,000
Sundrug Co. Ltd.	1,000	33,519
Sysco Corp.	1,132,329	91,718,649
U.S. Foods Holding Corp. (a)	1,581,700	61,591,398
Walgreens Boots Alliance, Inc.	1,300,000	68,458,000
YAKUODO Holdings Co. Ltd.	78,300	1,700,588
Yaoko Co. Ltd.	1,000	57,266
		439,964,032
Food Products - 0.4%
Armanino Foods of Distinction	10,000	32,150
Axyz Co. Ltd.	30,000	935,702
Delsole Corp. (b)	65,000	294,456
Freshpet, Inc. (a)	139,600	24,684,072
Ingredion, Inc.	175,000	16,612,750
Kaneko Seeds Co. Ltd.	88,900	1,198,433
Lamb Weston Holdings, Inc.	418,700	34,538,563
LDC SA	10,059	1,248,516
Lotte Samkang Co. Ltd.	1,500	637,388
Mondelez International, Inc.	1,303,900	82,836,767
Origin Enterprises PLC	179,000	820,838
Pickles Corp.	50,000	1,417,938
Prima Meat Packers Ltd.	20,000	548,909
S Foods, Inc.	100,000	2,936,341
Shinobu Food Products Co. Ltd.	50,000	274,454
Sunjuice Holdings Co. Ltd.	50,000	856,096
Toyo Sugar Refining Co. Ltd.	39,400	427,502
Tyson Foods, Inc. Class A	479,700	38,136,150
		208,437,025
Household Products - 0.5%
Colgate-Palmolive Co.	11,200	938,336
Procter & Gamble Co.	1,667,800	224,902,830
Reckitt Benckiser Group PLC	531,000	47,947,725
Spectrum Brands Holdings, Inc.	217,213	19,308,064
Transaction Co. Ltd.	75,000	935,017
		294,031,972
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	250,900	76,905,868
Hengan International Group Co. Ltd.	355,000	2,380,709
Herbalife Nutrition Ltd. (a)	292,700	15,387,239
		94,673,816
Tobacco - 0.3%
Altria Group, Inc.	3,457,989	170,202,219
British American Tobacco PLC sponsored ADR (b)	674,970	26,101,090
KT&G Corp.	23,699	1,802,392
Scandinavian Tobacco Group A/S (c)	32,565	686,999
Swedish Match Co. AB	709,000	6,577,129
		205,369,829

TOTAL CONSUMER STAPLES		1,630,724,867

ENERGY - 1.9%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	375,300	9,157,320
Geospace Technologies Corp. (a)	25,000	204,000
Halliburton Co.	159,400	3,578,530
High Arctic Energy Services, Inc. (a)	362,600	396,547
Hoegh LNG Partners LP (b)	455,400	7,596,072
Liberty Oilfield Services, Inc. Class A (a)	220,009	3,291,335
NOV, Inc. (a)	78,500	1,265,420
Oceaneering International, Inc. (a)	246,108	3,511,961
SBM Offshore NV	115,500	1,996,416
Subsea 7 SA	1,533,500	14,952,160
		45,949,761
Oil, Gas & Consumable Fuels - 1.8%
Africa Oil Corp. (a)(b)	3,014,700	3,022,193
APA Corp.	1,091,300	22,699,040
ARC Resources Ltd.	5,540	42,640
Baytex Energy Corp. (a)	2,463,500	4,082,022
Bonterra Energy Corp. (a)	218,300	850,050
Canadian Natural Resources Ltd.	732,100	25,693,253
Cenovus Energy, Inc.:
warrants 1/1/26 (a)	117,180	500,952
(Canada)	7,200,493	60,193,019
Cheniere Energy, Inc. (a)	38,100	3,234,690
Chevron Corp.	77,800	8,074,862
China Petroleum & Chemical Corp.:
(H Shares)	29,000,100	15,431,448
sponsored ADR (H Shares)	9,600	518,400
CNX Resources Corp. (a)	175,000	2,383,500
Delek U.S. Holdings, Inc.	550,000	12,259,500
Diamondback Energy, Inc.	461,600	36,960,312
Enterprise Products Partners LP	218,000	5,146,980
EQT Corp. (a)	1,300,000	27,144,000
Extraction Oil & Gas, Inc. (a)	35,000	1,719,200
Exxon Mobil Corp.	6,137,646	358,254,397
Frontline Ltd. (NY Shares)	10,000	85,200
Harbour Energy PLC (a)	11,365,200	3,318,114
Hess Corp.	1,621,571	135,920,081
HollyFrontier Corp.	121,700	3,951,599
Imperial Oil Ltd. (b)	861,600	28,988,878
Iwatani Corp.	25,000	1,475,021
Kosmos Energy Ltd. (a)	8,282,200	26,337,396
Magellan Midstream Partners LP	178,700	8,808,123
Magnolia Oil & Gas Corp. Class A (a)	1,363,600	17,617,712
Marathon Oil Corp.	422,000	5,110,420
Marathon Petroleum Corp.	55,300	3,417,540
MEG Energy Corp. (a)	2,178,525	15,143,185
Motor Oil (HELLAS) Corinth Refineries SA	111,300	1,845,559
Murphy Oil Corp.	532,500	11,549,925
NuVista Energy Ltd. (a)	5,000	12,676
Oil & Natural Gas Corp. Ltd.	16,500,000	25,858,574
Oil India Ltd.	1,100,000	2,009,832
Parex Resources, Inc. (a)	1,872,400	32,763,122
Phillips 66 Co.	585,568	49,316,537
Range Resources Corp. (a)	1,279,600	17,351,376
Reliance Industries Ltd.	309,200	9,210,957
Renewable Energy Group, Inc. (a)	206,700	12,623,169
Sinopec Kantons Holdings Ltd.	5,064,000	1,996,514
Southwestern Energy Co. (a)	6,250,084	32,312,934
Star Petroleum Refining PCL (a)	2,366,800	738,678
Teekay LNG Partners LP	1,648,800	25,655,328
Thai Oil PCL (For. Reg.)	468,100	884,056
Total SA sponsored ADR	550,000	25,679,500
Tsakos Energy Navigation Ltd.	10,000	90,600
Unit Corp. warrants 9/3/27 (a)(b)(d)	55,938	65,468
Valero Energy Corp.	186,300	14,978,520
Whiting Petroleum Corp. (a)	220,311	10,088,041
Whiting Petroleum Corp.:
warrants 9/1/24 (a)	1,220	6,149
warrants 9/1/25 (a)	610	2,446
World Fuel Services Corp.	100,000	3,073,000
		1,116,496,688

TOTAL ENERGY		1,162,446,449

FINANCIALS - 7.6%
Banks - 3.4%
Arrow Financial Corp.	5,000	185,500
Associated Banc-Corp.	2,187,600	50,292,924
Bank of America Corp.	11,709,990	496,386,476
BankUnited, Inc.	807,798	38,604,666
BNP Paribas SA (b)	106,600	7,280,372
Chesapeake Financial Shares, Inc.	5,000	130,000
Citigroup, Inc.	337,700	26,580,367
Citizens Financial Group, Inc.	357,200	17,824,280
Citizens Financial Services, Inc.	883	53,863
Comerica, Inc.	127,900	10,038,871
Credit Agricole Atlantique Vendee	7,800	1,088,312
Cullen/Frost Bankers, Inc.	134,600	16,247,566
East West Bancorp, Inc.	5,000	373,900
EFG Eurobank Ergasias SA (a)	9,179,700	8,616,614
Embassy Bancorp, Inc.	5,000	99,900
Enterprise Bancorp, Inc.	5,000	172,300
First Horizon National Corp.	2,991,070	57,039,705
FNB Corp., Pennsylvania	56,100	752,301
Great Southern Bancorp, Inc.	5,000	282,450
Gunma Bank Ltd.	468,400	1,505,862
Hirogin Holdings, Inc.	65,700	351,632
JPMorgan Chase & Co.	1,826,328	299,956,111
M&T Bank Corp.	529,398	85,068,965
NatWest Group PLC	1,066,600	3,136,710
NIBC Holding NV (b)(c)	660,726	5,655,782
Northrim Bancorp, Inc.	5,000	217,750
Ogaki Kyoritsu Bank Ltd.	51,400	875,523
PacWest Bancorp	1,412,259	63,791,739
Piraeus Financial Holdings SA (a)	3,013,900	5,631,517
Plumas Bancorp	3,660	111,374
PNC Financial Services Group, Inc.	1,062,350	206,818,298
Sbanken ASA (c)	149,998	1,854,321
Shinsei Bank Ltd.	82,500	1,280,939
Signature Bank	28,200	7,042,950
Societe Generale Series A	473,600	15,176,410
Standard Chartered PLC (United Kingdom)	1,096,300	7,909,053
Sumitomo Mitsui Financial Group, Inc.	1,700,000	61,345,328
Texas Capital Bancshares, Inc. (a)	150,000	10,332,000
The Bank of Princeton	5,000	147,150
The Keiyo Bank Ltd.	148,400	557,059
The San-In Godo Bank Ltd.	142,300	681,023
Truist Financial Corp.	961,541	59,404,003
U.S. Bancorp	834,952	50,748,383
Unicaja Banco SA (c)	2,100,000	2,339,434
UniCredit SpA	547,800	7,033,711
Van Lanschot NV (Bearer)	5,800	168,802
Washington Trust Bancorp, Inc.	22,656	1,245,853
Wells Fargo & Co.	9,132,385	426,665,027
Yamaguchi Financial Group, Inc.	127,800	745,860
		2,059,848,936
Capital Markets - 1.2%
Affiliated Managers Group, Inc.	274,600	45,034,400
Bank of New York Mellon Corp.	1,324,600	68,985,168
BlackRock, Inc. Class A	80,500	70,601,720
Cboe Global Markets, Inc.	85,400	9,505,020
CI Financial Corp.	1,950,000	36,221,210
Coinbase Global, Inc. (a)(b)	5,300	1,253,662
Daou Data Corp.	1,000	13,488
Goldman Sachs Group, Inc.	55,700	20,721,514
Intercontinental Exchange, Inc.	73,500	8,296,680
Invesco Ltd.	764,300	21,805,479
KKR & Co. LP	528,409	29,427,097
Lazard Ltd. Class A	974,063	45,956,292
Morgan Stanley	1,079,270	98,159,607
Northern Trust Corp.	641,947	77,797,557
Raymond James Financial, Inc.	138,773	18,399,912
State Street Corp.	1,284,290	111,707,544
StepStone Group, Inc. Class A	283,100	8,974,270
The Beauty Health Co. (a)(b)	340,000	4,841,600
Virtu Financial, Inc. Class A	541,089	16,476,160
		694,178,380
Consumer Finance - 1.1%
360 DigiTech, Inc. ADR (a)	168,000	4,715,760
Aeon Credit Service (Asia) Co. Ltd.	5,000,000	3,343,447
Ally Financial, Inc.	956,200	52,313,702
American Express Co.	329,000	52,682,770
Capital One Financial Corp.	1,085,900	174,591,002
Discover Financial Services	1,736,113	203,576,610
First Cash Financial Services, Inc.	244,510	19,492,337
LendingTree, Inc. (a)	31,100	6,383,275
Navient Corp.	160,000	2,923,200
OneMain Holdings, Inc.	1,404,759	81,251,261
Santander Consumer U.S.A. Holdings, Inc.	175,000	6,632,500
Shriram Transport Finance Co. Ltd.	188,146	3,709,552
Synchrony Financial	1,300,000	61,633,000
		673,248,416
Diversified Financial Services - 0.6%
Berkshire Hathaway, Inc.:
Class A (a)	2	872,000
Class B (a)	1,023,800	296,328,672
BFF Bank SpA (c)	693,800	6,524,298
Fuyo General Lease Co. Ltd.	100,000	6,630,743
Jaws Acquisition Corp. (a)(b)	800,000	11,608,000
Ricoh Leasing Co. Ltd.	114,000	3,524,431
Voya Financial, Inc.	696,610	45,641,887
Zenkoku Hosho Co. Ltd.	25,000	1,028,633
		372,158,664
Insurance - 1.0%
AFLAC, Inc.	1,100,000	62,348,000
AIA Group Ltd.	540,200	6,904,359
Allstate Corp.	137,100	18,729,231
American International Group, Inc.	997,171	52,690,516
Arthur J. Gallagher & Co.	111,800	16,390,998
ASR Nederland NV	100,000	4,305,655
Assurant, Inc.	224,130	36,118,550
BRP Group, Inc. (a)	572,700	14,076,966
Chubb Ltd.	535,366	91,006,866
Db Insurance Co. Ltd.	531,800	24,324,730
Fairfax Financial Holdings Ltd. (sub. vtg.)	12,400	5,792,557
Genworth Financial, Inc. Class A (a)	324,100	1,361,220
Hartford Financial Services Group, Inc.	456,200	29,812,670
Hyundai Fire & Marine Insurance Co. Ltd.	425,000	9,355,575
Investors Title Co.	3,000	533,520
Lincoln National Corp.	56,000	3,908,240
MetLife, Inc.	500,000	32,680,000
NN Group NV	150,203	7,628,053
NN Group NV rights (a)(b)(e)	150,203	270,003
Primerica, Inc.	5,000	811,050
Prudential Financial, Inc.	85,000	9,092,450
Reinsurance Group of America, Inc.	149,600	18,854,088
Sul America SA unit	10,803	71,502
The Travelers Companies, Inc.	830,200	132,582,940
Willis Towers Watson PLC	67,200	17,563,392
		597,213,131
Mortgage Real Estate Investment Trusts - 0.1%
New Residential Investment Corp.	3,078,527	32,570,816
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	188,500	1,174,144
Essent Group Ltd.	1,012,030	48,415,515
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	20,000	2,029,200
Genworth Mortgage Insurance Ltd. (a)	600,000	1,272,292
Greene County Bancorp, Inc. (b)	64,000	1,834,240
MGIC Investment Corp.	3,104,599	45,699,697
Radian Group, Inc.	738,202	17,237,017
Sangsangin Co. Ltd. (a)	10,000	70,821
Southern Missouri Bancorp, Inc.	30,000	1,326,000
		119,058,926

TOTAL FINANCIALS		4,548,277,269

HEALTH CARE - 6.8%
Biotechnology - 1.1%
AbbVie, Inc.	71,307	8,071,952
ADC Therapeutics SA (a)(b)	234,900	5,085,585
Agios Pharmaceuticals, Inc. (a)	142,000	7,920,760
Alexion Pharmaceuticals, Inc. (a)	684,400	120,830,820
Alnylam Pharmaceuticals, Inc. (a)	137,619	19,540,522
Amgen, Inc.	320,600	76,283,564
Arcutis Biotherapeutics, Inc. (a)	176,000	4,637,600
Argenx SE ADR (a)	88,000	24,551,120
Ascendis Pharma A/S sponsored ADR (a)	124,568	16,739,448
Avid Bioservices, Inc. (a)	320,000	6,809,600
BioAtla, Inc. (b)	100,000	4,305,000
Blueprint Medicines Corp. (a)	434,198	39,663,987
Cell Biotech Co. Ltd.	75,959	1,367,143
Crinetics Pharmaceuticals, Inc. (a)	86,700	1,521,585
Cytokinetics, Inc. (a)	218,000	4,758,940
Essex Bio-Technology Ltd.	500,000	342,719
Exelixis, Inc. (a)	228,000	5,141,400
Generation Bio Co.	128,000	4,385,280
Gilead Sciences, Inc.	325,000	21,485,750
Gritstone Bio, Inc. (a)(b)	138,500	1,274,200
Heron Therapeutics, Inc. (a)	29,900	396,773
ImmunoGen, Inc. (a)	3,610,600	22,313,508
Innovent Biologics, Inc. (a)(c)	820,000	9,925,851
Insmed, Inc. (a)	221,600	5,451,360
Intercept Pharmaceuticals, Inc. (a)	367,582	6,112,889
Mirati Therapeutics, Inc. (a)	47,500	7,512,125
Natera, Inc. (a)	230,100	21,661,614
Novavax, Inc. (a)(b)	30,000	4,428,600
Prelude Therapeutics, Inc. (b)	100,000	3,476,000
PTC Therapeutics, Inc. (a)	597,500	23,463,825
Regeneron Pharmaceuticals, Inc. (a)	185,600	93,251,008
Sarepta Therapeutics, Inc. (a)	80,000	6,052,000
Shattuck Labs, Inc.	152,000	4,125,280
TG Therapeutics, Inc. (a)	245,000	8,543,150
Turning Point Therapeutics, Inc. (a)	309,100	20,456,238
United Therapeutics Corp. (a)	75,000	13,942,500
Vaxcyte, Inc. (b)	90,900	1,915,263
Vertex Pharmaceuticals, Inc. (a)	16,000	3,338,080
Xencor, Inc. (a)	160,000	6,153,600
Zentalis Pharmaceuticals, Inc. (a)	128,000	7,148,800
Zymeworks, Inc. (a)	128,000	3,993,600
		648,379,039
Health Care Equipment & Supplies - 0.8%
Axonics Modulation Technologies, Inc. (a)	541,300	31,227,597
Becton, Dickinson & Co.	69,725	16,865,780
Boston Scientific Corp. (a)	3,848,863	163,769,121
Danaher Corp.	334,800	85,755,672
DexCom, Inc. (a)	10,800	3,989,412
Envista Holdings Corp. (a)	260,200	11,355,128
Fukuda Denshi Co. Ltd.	110,000	8,609,919
Hologic, Inc. (a)	280,000	17,656,800
InBody Co. Ltd.	215,000	5,789,946
Insulet Corp. (a)	109,800	29,609,766
Intuitive Surgical, Inc. (a)	9,200	7,748,056
iRhythm Technologies, Inc. (a)	1,909	144,053
Masimo Corp. (a)	30,000	6,468,000
Meridian Bioscience, Inc. (a)	15,000	311,400
Penumbra, Inc. (a)	126,000	31,387,860
Tandem Diabetes Care, Inc. (a)	369,500	31,551,605
Value Added Technology Co. Ltd.	145,000	4,401,947
Vieworks Co. Ltd.	375,000	12,602,284
ViewRay, Inc. (a)	5,019,600	29,515,248
		498,759,594
Health Care Providers & Services - 2.9%
1Life Healthcare, Inc. (a)	228,000	8,436,000
Alignment Healthcare, Inc. (a)(b)	385,000	9,713,550
AmerisourceBergen Corp.	48,800	5,599,312
Anthem, Inc.	435,800	173,544,276
Cardinal Health, Inc.	544,827	30,548,450
Centene Corp. (a)	2,472,500	181,976,000
Cigna Corp.	1,285,610	332,780,149
Covetrus, Inc. (a)	139,200	3,861,408
CVS Health Corp.	2,026,108	175,136,776
HCA Holdings, Inc.	135,000	28,996,650
Humana, Inc.	292,200	127,895,940
Laboratory Corp. of America Holdings (a)	50,000	13,724,000
LHC Group, Inc. (a)	156,300	30,767,655
McKesson Corp.	348,726	67,091,395
MEDNAX, Inc. (a)	1,149,400	36,757,812
Option Care Health, Inc. (a)	300,000	5,502,000
Progyny, Inc. (a)	589,100	37,725,964
Quest Diagnostics, Inc.	3,700	487,179
Rede D'Oregon Sao Luiz SA (c)	740,000	9,917,133
Sinopharm Group Co. Ltd. (H Shares)	600,000	2,040,856
Surgery Partners, Inc. (a)	200,000	11,706,000
Tokai Corp.	150,000	3,290,711
UnitedHealth Group, Inc.	950,903	391,695,964
Universal Health Services, Inc. Class B	265,000	42,301,950
		1,731,497,130
Health Care Technology - 0.0%
agilon health, Inc. (a)(b)	200,000	7,188,000
Phreesia, Inc. (a)	686,700	33,991,650
		41,179,650
Life Sciences Tools & Services - 0.4%
10X Genomics, Inc. (a)	35,000	6,300,000
Avantor, Inc. (a)	1,551,000	49,864,650
Bio-Rad Laboratories, Inc. Class A (a)	32,400	19,516,788
Bruker Corp.	653,950	45,410,288
EPS Co. Ltd.	25,000	410,540
ICON PLC (a)	5,200	1,163,552
Lonza Group AG	21,800	14,042,610
PRA Health Sciences, Inc. (a)	253,600	43,345,312
Sartorius Stedim Biotech	22,800	9,881,019
Thermo Fisher Scientific, Inc.	76,500	35,916,750
		225,851,509
Pharmaceuticals - 1.6%
Arvinas Holding Co. LLC (a)	504,900	36,726,426
AstraZeneca PLC (United Kingdom)	300,000	34,229,435
Atea Pharmaceuticals, Inc.	70,000	1,429,400
Bayer AG	990,915	62,380,396
Bristol-Myers Squibb Co.	4,814,199	316,389,158
Dai Han Pharmaceutical Co. Ltd.	25,000	790,533
Daito Pharmaceutical Co. Ltd.	40,000	1,198,283
Dawnrays Pharmaceutical Holdings Ltd.	8,622,000	2,077,336
Eli Lilly & Co.	423,200	84,529,968
Fuji Pharma Co. Ltd.	5,000	51,831
Genomma Lab Internacional SA de CV (a)	1,000,000	1,050,994
GlaxoSmithKline PLC sponsored ADR (b)	1,764,454	68,407,882
Huons Co. Ltd.	10,000	570,176
Intra-Cellular Therapies, Inc. (a)	44,700	1,761,627
Jazz Pharmaceuticals PLC (a)	75,000	13,359,750
Johnson & Johnson	527,049	89,203,043
Korea United Pharm, Inc.	75,000	3,674,116
Nektar Therapeutics (a)	210,000	3,794,700
Nippon Chemiphar Co. Ltd.	40,100	852,249
Pliant Therapeutics, Inc. (b)	176,500	5,305,590
Reata Pharmaceuticals, Inc. (a)	194,800	26,636,952
Roche Holding AG (participation certificate)	303,576	105,610,742
Royalty Pharma PLC	415,000	16,649,800
Sanofi SA sponsored ADR	1,357,750	72,544,583
Taro Pharmaceutical Industries Ltd. (a)	11,200	795,424
Theravance Biopharma, Inc. (a)	181,800	3,141,504
UCB SA	76,000	7,111,509
Viatris, Inc.	263,300	4,012,692
		964,286,099

TOTAL HEALTH CARE		4,109,953,021

INDUSTRIALS - 6.0%
Aerospace & Defense - 0.8%
Airbus Group NV (a)	209,245	27,291,654
Axon Enterprise, Inc. (a)	25,500	3,585,045
General Dynamics Corp.	78,927	14,989,027
HEICO Corp. Class A	303,646	40,220,949
Huntington Ingalls Industries, Inc.	59,231	12,806,335
L3Harris Technologies, Inc.	279,400	60,925,964
Lockheed Martin Corp.	151,100	57,750,420
Magellan Aerospace Corp.	50,000	434,548
Maxar Technologies, Inc.	29,500	917,450
MTU Aero Engines AG	27,400	7,069,785
Northrop Grumman Corp.	201,300	73,649,631
Raytheon Technologies Corp.	79,568	7,058,477
Rolls-Royce Holdings PLC	7,185,100	10,899,086
Safran SA	31,700	4,743,205
The Boeing Co. (a)	623,826	154,097,499
The Lisi Group	5,000	177,619
Vectrus, Inc. (a)	29,964	1,528,763
		478,145,457
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (a)	850,800	21,133,872
Deutsche Post AG	502,100	34,260,808
FedEx Corp.	135,418	42,630,941
Onelogix Group Ltd. (a)	574,686	88,630
Sinotrans Ltd. (H Shares)	1,000,000	463,831
United Parcel Service, Inc. Class B	637,522	136,812,221
		235,390,303
Airlines - 0.1%
Copa Holdings SA Class A (a)	4,206	345,986
Delta Air Lines, Inc. (a)	586,800	27,978,624
Hawaiian Holdings, Inc. (a)	2,000	51,600
JetBlue Airways Corp. (a)	2,074,700	41,701,470
Ryanair Holdings PLC sponsored ADR (a)	46,700	5,452,225
		75,529,905
Building Products - 0.7%
Apogee Enterprises, Inc.	50,000	1,900,500
Fortune Brands Home & Security, Inc.	1,290,129	133,089,708
Johnson Controls International PLC	685,093	45,586,088
KVK Corp.	10,000	184,035
Nihon Dengi Co. Ltd.	164,500	5,709,197
Nihon Flush Co. Ltd.	275,078	3,163,058
Owens Corning	590,500	62,976,825
Trane Technologies PLC	910,000	169,624,000
		422,233,411
Commercial Services & Supplies - 0.0%
CoreCivic, Inc. (a)	100,000	783,000
CTS Co. Ltd.	5,000	39,775
gremz, Inc.	5,000	83,021
Mitie Group PLC (a)	400,000	385,862
VSE Corp.	20,054	953,969
		2,245,627
Construction & Engineering - 0.0%
Boustead Projs. Pte Ltd.	2,180,500	1,963,820
Dai-Ichi Cutter Kogyo KK	25,000	310,531
Kawasaki Setsubi Kogyo Co. Ltd.	35,000	138,414
Meisei Industrial Co. Ltd.	500,200	3,385,224
Raiznext Corp.	550,800	5,830,461
Seikitokyu Kogyo Co. Ltd.	200,000	1,536,213
Shinnihon Corp.	25,000	194,767
Totetsu Kogyo Co. Ltd.	350,000	7,534,478
Watanabe Sato Co. Ltd.	20,000	556,215
		21,450,123
Electrical Equipment - 0.7%
Acuity Brands, Inc.	132,052	24,528,659
Aichi Electric Co. Ltd.	231,450	5,897,758
AMETEK, Inc.	745,300	100,690,030
AQ Group AB (a)	1,000	40,352
Array Technologies, Inc.	747,772	12,188,684
BizLink Holding, Inc.	50,000	441,651
Emerson Electric Co.	630,400	60,322,976
Gerard Perrier Industrie SA (b)	5,000	474,466
Hubbell, Inc. Class B	78,060	14,881,358
Iwabuchi Corp.	8,700	464,042
Plug Power, Inc. (a)	316,300	9,710,410
Regal Beloit Corp.	251,800	35,813,514
Shoals Technologies Group, Inc.	177,850	4,908,660
Sunrun, Inc. (a)	1,370,710	61,298,151
Terasaki Electric Co. Ltd.	33,600	366,105
Vertiv Holdings Co.	893,609	22,179,375
Vertiv Holdings LLC (a)(f)	600,000	14,892,000
Vestas Wind Systems A/S	479,000	18,650,728
		387,748,919
Industrial Conglomerates - 1.1%
3M Co.	467,203	94,860,897
Carlisle Companies, Inc.	254,320	48,910,822
General Electric Co.	32,315,141	454,350,882
Mytilineos SA	239,500	4,504,380
Reunert Ltd.	56,900	219,052
Siemens AG	417,900	67,782,888
		670,628,921
Machinery - 1.3%
AGCO Corp.	432,900	59,900,373
Caterpillar, Inc.	378,000	91,128,240
Chart Industries, Inc. (a)	228,700	33,376,478
Clean & Science Co. Ltd.	5,000	105,104
Colfax Corp. (a)	925,100	40,889,420
Conrad Industries, Inc. (a)	5,400	79,650
Crane Co.	5,000	477,450
Cummins, Inc.	29,942	7,703,478
Danieli & C. Officine Meccaniche SpA (b)	25,000	674,096
Ebara Jitsugyo Co. Ltd.	25,000	1,454,471
Epiroc AB	236,600	85,482
Epiroc AB (A Shares)	236,600	5,357,261
Estic Corp.	14,900	607,622
Flowserve Corp.	1,374,231	58,253,652
Fortive Corp.	1,112,624	80,687,492
Fukushima Industries Corp.	10,000	385,423
Haitian International Holdings Ltd.	900,000	3,142,454
Hy-Lok Corp.	14,316	237,001
IDEX Corp.	155,727	34,674,174
ITT, Inc.	985,100	92,500,890
Koike Sanso Kogyo Co. Ltd.	2,200	45,833
Mitsui Engineering & Shipbuilding Co. (a)	250,000	1,127,957
Nakanishi Manufacturing Co. Ltd.	30,000	301,123
Nansin Co. Ltd.	32,900	173,379
Oshkosh Corp.	622,200	81,781,968
Otis Worldwide Corp.	1,023,804	80,194,567
Pentair PLC	611,200	42,154,464
Sakura Rubber Co. Ltd.	20,800	739,940
Semperit AG Holding	25,000	1,111,265
Shinwa Co. Ltd.	25,000	480,409
Stanley Black & Decker, Inc.	232,332	50,369,578
Takamatsu Machinery Co. Ltd.	25,000	161,202
The Hanshin Diesel Works Ltd.	4,500	75,048
Trinity Industrial Corp.	10,000	77,633
Westinghouse Air Brake Co.	177,614	14,699,335
Yamada Corp.	25,000	546,854
		785,760,766
Marine - 0.0%
Japan Transcity Corp.	280,300	1,313,306
Professional Services - 0.1%
ABIST Co. Ltd.	57,385	1,525,165
Altech Corp.	70,000	1,246,689
Bertrandt AG	55,000	3,564,608
Career Design Center Co. Ltd.	110,000	1,103,114
Creek & River Co. Ltd.	45,000	608,686
Dun & Bradstreet Holdings, Inc. (a)(b)	307,800	6,608,466
en-japan, Inc.	5,000	175,130
Equifax, Inc.	33,400	7,850,336
Gakujo Co. Ltd. (b)	250,000	3,260,572
Mastech Digital, Inc. (a)	20,000	315,200
McMillan Shakespeare Ltd.	46,017	412,393
Outsourcing, Inc.	125,000	2,307,288
Quick Co. Ltd.	275,000	3,079,277
Robert Half International, Inc.	5,000	443,950
SaraminHR Co. Ltd.	112,438	3,880,041
SHL-JAPAN Ltd.	41,600	1,284,209
WDB Holdings Co. Ltd.	60,000	1,397,388
Will Group, Inc.	112,700	981,969
World Holdings Co. Ltd.	61,800	1,465,838
		41,510,319
Road & Rail - 0.6%
Autohellas SA	51,600	456,837
CSX Corp.	990,600	99,178,872
Daqin Railway Co. Ltd. (A Shares)	2,952,141	3,174,619
Knight-Swift Transportation Holdings, Inc. Class A	680,174	32,464,705
Landstar System, Inc.	131,420	22,407,110
Lyft, Inc. (a)	651,483	37,193,164
Meitetsu Transport Co. Ltd.	32,200	709,053
NANSO Transport Co. Ltd.	90,000	918,166
Nikkon Holdings Co. Ltd.	150,000	3,192,072
Old Dominion Freight Lines, Inc.	313,400	83,192,030
Patriot Transportation Holding, Inc.	5,000	55,550
Ryder System, Inc.	183,064	14,972,805
Sakai Moving Service Co. Ltd.	10,000	509,636
Schneider National, Inc. Class B	1,033,600	25,312,864
STEF-TFE Group	85,258	9,456,177
Tohbu Network Co. Ltd.	42,500	374,189
Uber Technologies, Inc. (a)	129,072	6,560,730
Utoc Corp.	136,300	621,186
		340,749,765
Trading Companies & Distributors - 0.2%
AerCap Holdings NV (a)	50,000	2,950,000
Air Lease Corp. Class A	1,056,400	49,714,184
Alconix Corp.	2,500	34,958
Beijer Ref AB (B Shares)	86,700	1,502,933
Canox Corp.	81,539	681,416
Daiichi Jitsugyo Co. Ltd.	5,900	230,633
Green Cross Co. Ltd.	81,100	711,819
Howden Joinery Group PLC	26,900	304,588
Itochu Corp.	1,850,200	54,902,729
Kamei Corp.	300,000	3,159,193
Mitani Shoji Co. Ltd.	56,600	3,572,069
Mitsubishi Corp.	400,000	10,901,452
Narasaki Sangyo Co. Ltd.	25,000	486,117
Nishikawa Keisoku Co. Ltd.	15,000	643,894
Rasa Corp.	25,000	209,608
Sam Yung Trading Co. Ltd.	7,856	118,007
Shinsho Corp.	274,300	5,827,215
Totech Corp.	50,000	1,267,696
Triton International Ltd.	5,000	271,250
		137,489,761
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	200,400	1,295,855
Meiko Transportation Co. Ltd.	25,000	269,659
Qingdao Port International Co. Ltd. (H Shares) (c)	4,884,814	2,806,985
		4,372,499

TOTAL INDUSTRIALS		3,604,569,082

INFORMATION TECHNOLOGY - 7.9%
Communications Equipment - 0.2%
Cisco Systems, Inc.	2,180,600	115,353,740
Juniper Networks, Inc.	50,000	1,316,500
		116,670,240
Electronic Equipment & Components - 0.7%
Ai Holdings Corp.	5,000	99,004
Avnet, Inc.	747,300	32,926,038
CDW Corp.	42,800	7,079,976
Cognex Corp.	276,100	21,919,579
Corning, Inc.	133,300	5,815,879
Daido Signal Co. Ltd.	155,000	931,501
Daiwabo Holdings Co. Ltd.	200,000	3,121,746
Elematec Corp.	177,000	1,985,168
Flex Ltd. (a)	2,855,893	52,177,165
FLEXium Interconnect, Inc.	101,316	437,356
Hagiwara Electric Holdings Co. Ltd.	60,080	1,315,845
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,224,000	13,273,987
Insight Enterprises, Inc. (a)	77,048	8,049,975
Jabil, Inc.	1,922,897	108,547,536
Kingboard Chemical Holdings Ltd.	1,500,000	7,981,756
Kitron ASA	250,000	656,898
Makus, Inc. (g)	1,300,684	8,085,051
Methode Electronics, Inc. Class A	150,000	7,257,000
New Cosmos Electric Co. Ltd.	20,000	405,882
PAX Global Technology Ltd.	9,000,000	11,236,303
Redington India Ltd. (a)	517,144	1,872,653
Riken Kieki Co. Ltd.	110,000	2,767,833
ScanSource, Inc. (a)	119,631	3,652,334
Solid State PLC	15,000	191,795
TE Connectivity Ltd.	540,900	73,389,312
Thinking Electronic Industries Co. Ltd.	400,000	2,372,402
Vontier Corp.	415,629	14,580,265
		392,130,239
IT Services - 1.7%
Amadeus IT Holding SA Class A (a)	224,200	16,926,822
Amdocs Ltd.	672,700	52,537,870
Asahi Intelligence Service Co.	25,000	279,934
Avant Corp.	300,000	4,112,704
Capgemini SA	255,500	47,693,687
Cielo SA	625,000	502,176
Cognizant Technology Solutions Corp. Class A	953,500	68,232,460
CSE Global Ltd.	1,349,925	551,699
Data Applications Co. Ltd.	20,000	285,323
DTS Corp.	175,000	4,064,526
E-Credible Co. Ltd.	127,100	2,505,467
Edenred SA	307,459	16,719,663
Edenred SA rights (a)(b)(e)	307,459	281,982
Enea Data AB (a)	67,600	1,830,741
FDM Group Holdings PLC	5,000	70,609
Fidelity National Information Services, Inc.	415,428	61,890,463
Fiserv, Inc. (a)	55,500	6,393,600
Future Corp.	35,000	647,319
Gartner, Inc. (a)	163,500	37,905,840
Genpact Ltd.	479,601	21,936,950
Global Payments, Inc.	88,432	17,130,163
GoDaddy, Inc. (a)	540,704	43,775,396
Hexaware Technologies Ltd.	100,000	655,005
IBM Corp.	58,082	8,348,707
IFIS Japan Ltd.	30,000	197,004
Information Planning Co. Ltd.	5,000	128,916
Kgmobilians Co. Ltd.	5,000	46,688
Korea Information & Communication Co. Ltd. (a)	250,407	2,060,312
Liveramp Holdings, Inc. (a)	114,200	5,737,408
MasterCard, Inc. Class A	557,386	200,982,244
MongoDB, Inc. Class A (a)	113,700	33,193,578
Nice Information & Telecom, Inc.	6,500	209,057
PayPal Holdings, Inc. (a)	367,238	95,489,225
Sabre Corp. (a)	572,000	7,922,200
Snowflake Computing, Inc.	6,000	1,428,180
Sysage Technology Co. Ltd.	50,000	75,634
TDC Soft, Inc.	200,000	1,859,531
Tech Mahindra Ltd.	50,000	704,406
Techmatrix Corp.	1,000	15,892
Tessi SA	107	16,094
Twilio, Inc. Class A (a)	7,700	2,587,200
ULS Group, Inc.	25,000	940,725
Unisys Corp. (a)	547,300	14,071,083
Visa, Inc. Class A	1,006,001	228,664,027
WEX, Inc. (a)	104,900	20,550,959
Wix.com Ltd. (a)	48,200	12,525,252
		1,044,684,721
Semiconductors & Semiconductor Equipment - 1.2%
Advanced Micro Devices, Inc. (a)	52,695	4,219,816
Analog Devices, Inc. (b)	60,726	9,995,500
Applied Materials, Inc.	430,418	59,453,638
Cirrus Logic, Inc. (a)	284,595	22,218,332
eMemory Technology, Inc.	99,000	3,382,958
Intel Corp.	569,700	32,541,264
Lam Research Corp.	74,400	48,348,840
Marvell Technology, Inc.	722,811	34,911,771
Micron Technology, Inc. (a)	701,950	59,062,073
Miraial Co. Ltd.	51,000	629,290
NVIDIA Corp.	201,509	130,936,518
NXP Semiconductors NV	504,342	106,627,986
ON Semiconductor Corp. (a)	1,185,811	47,479,872
Phison Electronics Corp.	300,000	5,310,698
Qualcomm, Inc.	1,024,766	137,872,018
Semtech Corp. (a)	71,400	4,498,200
SiTime Corp. (a)	40,600	3,992,198
Sitronix Technology Corp.	100,000	1,046,541
SolarEdge Technologies, Inc. (a)	81,600	21,053,616
Systems Technology, Inc.	100,000	1,682,560
Topco Scientific Co. Ltd.	341,000	1,632,822
Universal Display Corp.	5,900	1,273,574
Xilinx, Inc.	62,071	7,883,017
		746,053,102
Software - 2.9%
Adobe, Inc. (a)	2,800	1,412,824
Anaplan, Inc. (a)	972,300	50,083,173
Asiainfo Technologies Ltd. (c)	400,000	660,701
Autodesk, Inc. (a)	217,528	62,182,554
Blackbaud, Inc. (a)	374,133	26,447,462
CENIT AG	20,000	343,621
Ceridian HCM Holding, Inc. (a)	505,300	45,204,138
Cloudflare, Inc. (a)	16,900	1,386,814
Cognyte Software Ltd. (a)	636,419	16,381,425
Cresco Ltd.	350,000	5,367,157
Cyient Ltd.	1,250,000	14,200,687
Digital Turbine, Inc. (a)	124,700	8,251,399
Dynatrace, Inc. (a)	167,202	8,651,031
Elastic NV (a)	407,086	48,121,636
Encourage Technologies Co. Ltd.	25,000	145,447
Envestnet, Inc. (a)	100	7,197
Everbridge, Inc. (a)	18,500	2,173,750
HubSpot, Inc. (a)	45,500	22,949,290
Intuit, Inc.	26,700	11,723,703
Microsoft Corp.	3,639,167	908,627,217
NortonLifeLock, Inc.	2,827,683	78,213,712
Nucleus Software Exports Ltd. (a)	16,048	134,404
Proofpoint, Inc. (a)	326,520	56,425,921
PTC, Inc. (a)	385,843	51,756,980
Salesforce.com, Inc. (a)	331,270	78,875,387
SAP SE sponsored ADR	412,191	57,677,887
Scala, Inc.	25,000	182,893
ServiceNow, Inc. (a)	20,300	9,619,764
Sinosoft Tech Group Ltd.	23,000,000	4,622,848
SVMK, Inc. (a)	2,039,453	39,667,361
System Information Co. Ltd.	75,000	625,400
System Research Co. Ltd.	175,000	3,286,145
Tenable Holdings, Inc. (a)	721,378	30,153,600
Toho System Science Co. Ltd.	12,100	102,224
Verint Systems, Inc. (a)	217,700	10,038,147
Workday, Inc. Class A (a)	127,423	29,144,189
Workiva, Inc. (a)	186,200	17,670,380
Yext, Inc. (a)	1,371,788	19,849,772
Zendesk, Inc. (a)	69,667	9,520,692
Zensar Technologies Ltd.	25,000	98,527
		1,731,987,459
Technology Hardware, Storage & Peripherals - 1.2%
ABKO Co. Ltd. (a)	1,000	20,434
Apple, Inc.	4,560,266	568,254,746
Dell Technologies, Inc. (a)	75,000	7,398,000
Elecom Co. Ltd.	105,000	2,002,375
HP, Inc.	1,143,698	33,430,293
MCJ Co. Ltd.	1,750,000	17,693,397
NetApp, Inc.	100,000	7,737,000
Samsung Electronics Co. Ltd.	101,720	7,387,440
Seagate Technology Holdings PLC	110,000	10,532,500
TSC Auto ID Technology Corp.	172,000	1,332,100
Western Digital Corp. (a)	404,821	30,454,684
		686,242,969

TOTAL INFORMATION TECHNOLOGY		4,717,768,730

MATERIALS - 1.6%
Chemicals - 0.5%
Amyris, Inc. (a)(b)	52,361	745,097
Balchem Corp.	79,100	10,362,100
C. Uyemura & Co. Ltd.	75,000	5,952,598
Cabot Corp.	10,000	635,800
CF Industries Holdings, Inc.	30,000	1,595,100
Ciner Resources LP	25,000	318,750
DuPont de Nemours, Inc.	1,152,681	97,505,286
EcoGreen International Group Ltd.	300,000	76,532
Element Solutions, Inc.	1,167,900	27,317,181
Innospec, Inc.	150,411	15,208,056
International Flavors & Fragrances, Inc.	242,021	34,287,115
Isamu Paint Co. Ltd.	5,000	152,982
K+S AG	200,000	2,775,870
Kaneka Corp.	10,000	407,800
KPX Holdings Corp.	7,154	465,991
Linde PLC	136,600	41,061,960
Livent Corp. (a)	64,700	1,262,297
NOF Corp.	21,600	1,118,568
Olin Corp.	1,038,000	50,747,820
PPG Industries, Inc.	55,748	10,019,031
Scientex Bhd	1,771,200	1,769,268
Scientex Bhd warrants 1/14/26 (a)	118,080	34,927
SK Kaken Co. Ltd.	5,000	1,817,517
Toho Acetylene Co. Ltd.	125,000	1,372,271
Tokuyama Corp.	14,280	299,190
Yara International ASA	50,300	2,693,563
Yip's Chemical Holdings Ltd.	450,000	251,628
		310,254,298
Construction Materials - 0.2%
Kunimine Industries Co. Ltd.	5,000	53,338
Mitani Sekisan Co. Ltd.	16,400	595,397
Summit Materials, Inc. (a)	2,402,400	83,651,568
The Vicat Group	2,000	106,021
Vertex Corp.	20,000	526,441
Vulcan Materials Co.	224,700	41,192,004
		126,124,769
Containers & Packaging - 0.1%
Crown Holdings, Inc.	454,530	46,925,677
Mayr-Melnhof Karton AG	11,200	2,251,609
Silgan Holdings, Inc.	18,100	762,553
Vidrala SA	5,000	575,962
		50,515,801
Metals & Mining - 0.8%
ArcelorMittal SA Class A unit (a)(b)	101,800	3,317,662
BHP Group Ltd. sponsored ADR (b)	458,270	33,962,390
Chubu Steel Plate Co. Ltd.	169,800	1,256,170
CI Resources Ltd.	136,202	107,515
CK-SAN-ETSU Co. Ltd.	55,000	1,813,408
Commercial Metals Co.	956,100	30,088,467
Compania de Minas Buenaventura SA sponsored ADR (a)	168,400	1,939,968
First Quantum Minerals Ltd.	529,300	13,024,201
Freeport-McMoRan, Inc.	3,460,944	147,851,528
Fresnillo PLC	10,000	127,522
Labrador Iron Ore Royalty Corp.	4,700	176,902
Lundin Mining Corp.	4,379,100	46,548,345
Mount Gibson Iron Ltd.	21,500,000	14,309,411
Newmont Corp.	1,749,300	128,538,564
Pacific Metals Co. Ltd. (b)	58,300	1,034,054
Perenti Global Ltd.	2,708,411	1,404,346
Rio Tinto PLC sponsored ADR (b)	15,000	1,311,450
Sandfire Resources NL	400,000	2,197,876
St Barbara Ltd.	681,138	1,004,188
Teck Resources Ltd. Class B (sub. vtg.)	225,000	5,473,074
Yamato Kogyo Co. Ltd.	10,000	326,971
		435,814,012
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	165,300	11,109,813

TOTAL MATERIALS		933,818,693

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Alexandria Real Estate Equities, Inc.	67,200	11,979,072
American Tower Corp.	477,699	122,032,987
CoreSite Realty Corp.	309,642	37,544,093
Corporate Office Properties Trust (SBI)	85,800	2,368,080
CubeSmart	376,800	16,500,072
CyrusOne, Inc.	416,000	30,680,000
Digital Realty Trust, Inc.	102,100	15,474,276
Douglas Emmett, Inc.	120,600	4,187,232
Equinix, Inc.	13,795	10,163,052
Equity Lifestyle Properties, Inc.	254,000	17,998,440
Invitation Homes, Inc.	511,400	18,548,478
Kilroy Realty Corp.	115,800	8,130,318
Lexington Corporate Properties Trust	3,446,300	42,665,194
Mid-America Apartment Communities, Inc.	126,400	20,312,480
Outfront Media, Inc. (a)	1,137,040	27,220,738
Plymouth Industrial REIT, Inc.	1,181,200	22,608,168
Potlatch Corp.	271,800	16,362,360
Prologis (REIT), Inc.	273,200	32,193,888
SBA Communications Corp. Class A	32,000	9,539,840
Simon Property Group, Inc.	555,394	71,362,575
Uniti Group, Inc.	1,750,800	19,013,688
Ventas, Inc.	155,000	8,594,750
VICI Properties, Inc.	87,900	2,736,327
Weyerhaeuser Co.	96,200	3,651,752
		571,867,860
Real Estate Management & Development - 0.4%
Arealink Co. Ltd.	100,000	1,285,962
CBRE Group, Inc. (a)	1,375,000	120,697,500
Cushman & Wakefield PLC (a)	1,908,400	36,278,684
Howard Hughes Corp. (a)	323,700	34,257,171
Jones Lang LaSalle, Inc. (a)	43,900	8,878,775
Newmark Group, Inc.	2,588,600	33,392,940
Nihon Housing Co. Ltd.	11,500	403,325
Nisshin Group Holdings Co.	64,700	273,006
Sun Frontier Fudousan Co. Ltd.	50,000	421,043
		235,888,406

TOTAL REAL ESTATE		807,756,266

UTILITIES - 1.5%
Electric Utilities - 1.0%
American Electric Power Co., Inc.	140,600	12,091,600
Companhia Paranaense de Energia-COPEL unit (a)	81,200	483,199
Duke Energy Corp.	674,600	67,608,412
Edison International	257,500	14,386,525
Entergy Corp.	141,200	14,862,712
Evergy, Inc.	1,112,564	68,967,842
Exelon Corp.	2,001,566	90,310,658
FirstEnergy Corp.	382,900	14,515,739
Fjordkraft Holding ASA (c)	1,000	6,650
NextEra Energy, Inc.	452,200	33,110,084
NRG Energy, Inc.	14,500	466,175
PG&E Corp. (a)	7,750,346	78,588,508
Portland General Electric Co.	699,300	33,524,442
PPL Corp.	2,734,300	79,595,473
Southern Co.	1,863,466	119,112,747
		627,630,766
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	60,816	3,401,741
China Resource Gas Group Ltd.	764,000	4,769,186
Enagas SA	56,000	1,316,520
Hokuriku Gas Co.	6,200	177,240
Keiyo Gas Co. Ltd.	3,000	87,816
Seoul City Gas Co. Ltd.	13,199	1,518,249
South Jersey Industries, Inc.	1,163,400	31,016,244
YESCO Co. Ltd.	25,028	872,705
		43,159,701
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	379,400	16,207,968
FTC Solar, Inc. (a)	200,300	2,155,228
NextEra Energy Partners LP (b)	12,798	874,999
Sunnova Energy International, Inc. (a)	394,500	11,519,400
The AES Corp.	554,900	14,100,009
		44,857,604
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	721,144	18,244,943
Dominion Energy, Inc.	1,411,417	107,465,290
MDU Resources Group, Inc.	978,100	32,922,846
NiSource, Inc.	337,500	8,606,250
Sempra Energy	168,900	22,884,261
		190,123,590

TOTAL UTILITIES		905,771,661

TOTAL COMMON STOCKS
(Cost $19,975,592,037)		27,684,125,182

Nonconvertible Preferred Stocks - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Porsche Automobil Holding SE (Germany)	180,000	20,360,452
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR (a)	534,300	7,154,277
INFORMATION TECHNOLOGY - 0.2%
Technology Hardware, Storage & Peripherals - 0.2%
Samsung Electronics Co. Ltd.	1,512,580	99,616,882
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $86,448,768)		127,131,611

Equity Funds - 52.9%
Large Blend Funds - 5.6%
Fidelity SAI U.S. Large Cap Index Fund (h)	57,847,722	1,279,013,129
Fidelity SAI U.S. Low Volatility Index Fund (h)	118,507,177	2,108,242,671

TOTAL LARGE BLEND FUNDS		3,387,255,800

Large Growth Funds - 33.1%
Fidelity Contrafund (h)	186,147,090	3,354,370,561
Fidelity Growth Company Fund (h)	161,453,607	5,718,686,749
Fidelity Magellan Fund (h)	210,661,747	2,787,054,916
Fidelity SAI U.S. Momentum Index Fund (h)	85,634,848	1,526,869,335
Fidelity SAI U.S. Quality Index Fund (h)	368,870,171	6,488,426,308

TOTAL LARGE GROWTH FUNDS		19,875,407,869

Large Value Funds - 9.2%
Fidelity Large Cap Value Enhanced Index Fund (h)	183,630,797	3,116,214,629
Fidelity SAI U.S. Value Index Fund (h)	194,890,747	2,410,798,537

TOTAL LARGE VALUE FUNDS		5,527,013,166

Small Blend Funds - 4.1%
Fidelity Small Cap Discovery Fund (h)	15,423,084	466,394,048
Fidelity Small Cap Index Fund (h)	69,676,481	2,007,379,429

TOTAL SMALL BLEND FUNDS		2,473,773,477

Small Growth Funds - 0.9%
Fidelity Small Cap Growth Fund (h)	15,196,795	546,324,788
TOTAL EQUITY FUNDS
(Cost $24,030,840,438)		31,809,775,100

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (h)
(Cost $6,768,588)	858,825	10,795,429

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.03% (i)	469,554,168	469,648,079
Fidelity Securities Lending Cash Central Fund 0.03% (i)(j)	173,666,012	173,683,379
TOTAL MONEY MARKET FUNDS
(Cost $643,327,696)		643,331,458
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $44,742,977,527)		60,275,158,780
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(161,412,207)
NET ASSETS - 100%		$60,113,746,573

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,003,261 or 0.1% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,892,000 or 0.0% of net assets.

 (g) Affiliated company

 (h) Affiliated Fund

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$6,000,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$289,751
Fidelity Securities Lending Cash Central Fund	1,872,071
Total	$2,161,822

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Contrafund	$2,344,964,212	$627,773,587	$243,690,171	$250,215,184	$58,353,191	$566,969,742	$3,354,370,561
Fidelity Growth Company Fund	3,188,414,591	1,127,671,272	78,000,000	381,671,273	11,514,890	1,469,085,996	5,718,686,749
Fidelity Large Cap Value Enhanced Index Fund	1,962,505,180	192,077,588	--	42,077,589	--	961,631,861	3,116,214,629
Fidelity Magellan Fund	1,734,440,075	696,575,902	62,000,000	134,075,901	6,267,862	411,771,077	2,787,054,916
Fidelity SAI Inflation-Focused Fund	7,015,345	268,588	--	268,588	--	3,511,496	10,795,429
Fidelity SAI U.S. Large Cap Index Fund	2,085,384,411	8,742,645,094	10,433,110,643	78,542,160	718,010,960	166,083,307	1,279,013,129
Fidelity SAI U.S. Low Volatility Index Fund	615,258,296	1,261,100,258	--	16,449,718	--	231,884,117	2,108,242,671
Fidelity SAI U.S. Momentum Index Fund	654,081,230	779,689,510	120,000,000	89,689,510	(5,963,340)	219,061,935	1,526,869,335
Fidelity SAI U.S. Quality Index Fund	3,701,607,976	1,939,727,917	--	436,976,744	--	847,090,415	6,488,426,308
Fidelity SAI U.S. Value Index Fund	1,201,926,152	594,431,110	--	41,931,109	--	614,441,275	2,410,798,537
Fidelity Small Cap Discovery Fund	183,429,936	120,082,015	--	10,082,016	--	162,882,097	466,394,048
Fidelity Small Cap Growth Fund	173,905,565	286,750,566	--	26,750,566	--	85,668,657	546,324,788
Fidelity Small Cap Index Fund	962,441,329	431,398,609	150,000,000	16,398,610	36,946,621	726,592,870	2,007,379,429
Total	$18,815,374,298	$16,800,192,016	$11,086,800,814	$1,525,128,968	$825,130,184	$6,466,674,845	$31,820,570,529

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Makus, Inc.	$1,881,048	$2,455,713	$--	$99,410	$--	$3,748,290	$8,085,051
Total	$1,881,048	$2,455,713	$--	$99,410	$--	$3,748,290	$8,085,051

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$2,414,784,911	$2,379,066,813	$35,718,098	$--
Consumer Discretionary	2,868,614,685	2,868,614,685	--	--
Consumer Staples	1,630,724,867	1,582,777,142	47,947,725	--
Energy	1,162,446,449	1,162,380,981	--	65,468
Financials	4,548,277,269	4,548,007,266	270,003	--
Health Care	4,109,953,021	4,075,723,586	34,229,435	--
Industrials	3,611,723,359	3,600,824,273	10,899,086	--
Information Technology	4,817,385,612	4,817,103,630	281,982	--
Materials	933,818,693	933,818,693	--	--
Real Estate	807,756,266	807,756,266	--	--
Utilities	905,771,661	905,771,661	--	--
Equity Funds	31,809,775,100	31,809,775,100	--	--
Other	10,795,429	10,795,429	--	--
Money Market Funds	643,331,458	643,331,458	--	--
Total Investments in Securities:	$60,275,158,780	$60,145,746,983	$129,346,329	$65,468
Net unrealized appreciation on unfunded commitments	$1,801,679	$--	$1,801,679	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value (including securities loaned of $169,933,959) — See accompanying schedule: Unaffiliated issuers (cost $20,056,894,222)	$27,803,171,742
Fidelity Central Funds (cost $643,327,696)	643,331,458
Other affiliated issuers (cost $24,042,755,609)	31,828,655,580
Total Investment in Securities (cost $44,742,977,527)		$60,275,158,780
Cash		2,313,947
Foreign currency held at value (cost $506,684)		506,848
Receivable for investments sold		47,040,681
Receivable for fund shares sold		85,044,967
Dividends receivable		42,460,563
Distributions receivable from Fidelity Central Funds		86,975
Prepaid expenses		135,316
Net unrealized appreciation on unfunded commitments		2,125,424
Other receivables		208,369
Total assets		60,455,081,870
Liabilities
Payable for investments purchased
Regular delivery	$140,049,525
Delayed delivery	550,451
Payable for fund shares redeemed	16,609,939
Accrued management fee	6,244,284
Net unrealized depreciation on unfunded commitments	323,745
Other payables and accrued expenses	3,877,602
Collateral on securities loaned	173,679,751
Total liabilities		341,335,297
Net Assets		$60,113,746,573
Net Assets consist of:
Paid in capital		$42,319,918,244
Total accumulated earnings (loss)		17,793,828,329
Net Assets		$60,113,746,573
Net Asset Value, offering price and redemption price per share ($60,113,746,573 ÷ 3,989,258,626 shares)		$15.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$332,185,943
Affiliated issuers		238,042,163
Income from Fidelity Central Funds (including $1,872,071 from security lending)		2,161,822
Total income		572,389,928
Expenses
Management fee	$172,432,403
Custodian fees and expenses	407,081
Independent trustees' fees and expenses	401,493
Registration fees	2,852,565
Audit	87,301
Legal	108,049
Miscellaneous	267,378
Total expenses before reductions	176,556,270
Expense reductions	(116,881,834)
Total expenses after reductions		59,674,436
Net investment income (loss)		512,715,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $502)	1,338,106,984
Fidelity Central Funds	1,516
Other affiliated issuers	825,130,184
Foreign currency transactions	(749,097)
Written options	1,695,828
Capital gain distributions from underlying funds:
Affiliated issuers	1,287,186,215
Total net realized gain (loss)		3,451,371,630
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $2,548,077)	6,893,351,633
Affiliated issuers	6,470,423,135
Unfunded commitments	1,801,679
Assets and liabilities in foreign currencies	175,386
Written options	178,456
Total change in net unrealized appreciation (depreciation)		13,365,930,289
Net gain (loss)		16,817,301,919
Net increase (decrease) in net assets resulting from operations		$17,330,017,411

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021	Year ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$512,715,492	$427,691,671
Net realized gain (loss)	3,451,371,630	210,400,149
Change in net unrealized appreciation (depreciation)	13,365,930,289	2,317,613,529
Net increase (decrease) in net assets resulting from operations	17,330,017,411	2,955,705,349
Distributions to shareholders	(1,284,354,099)	(835,651,420)
Share transactions
Proceeds from sales of shares	20,227,797,679	15,476,810,855
Reinvestment of distributions	1,253,181,860	788,436,934
Cost of shares redeemed	(10,842,890,026)	(7,367,011,490)
Net increase (decrease) in net assets resulting from share transactions	10,638,089,513	8,898,236,299
Total increase (decrease) in net assets	26,683,752,825	11,018,290,228
Net Assets
Beginning of period	33,429,993,748	22,411,703,520
End of period	$60,113,746,573	$33,429,993,748
Other Information
Shares
Sold	1,563,776,896	1,518,664,437
Issued in reinvestment of distributions	95,299,001	71,866,316
Redeemed	(835,812,779)	(730,138,079)
Net increase (decrease)	823,263,118	860,392,674

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity U.S. Total Stock Fund

Years ended May 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.56	$9.72	$9.96	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.16	.18	.01
Net realized and unrealized gain (loss)	4.73	1.00	(.20)	(.05)
Total from investment operations	4.87	1.16	(.02)	(.04)
Distributions from net investment income	(.18)	(.17)	(.09)C	–
Distributions from net realized gain	(.19)	(.16)	(.13)C	–
Total distributions	(.36)D	(.32)D	(.22)	–
Net asset value, end of period	$15.07	$10.56	$9.72	$9.96
Total ReturnE,F	46.63%	11.84%	(.04)%	(.40)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.38%	.39%	.42%	.54%I
Expenses net of fee waivers, if any	.13%	.14%	.17%	.29%I,J
Expenses net of all reductions	.13%	.14%	.17%	.29%I,J
Net investment income (loss)	1.11%	1.55%	1.81%	.55%I
Supplemental Data
Net assets, end of period (000 omitted)	$60,113,747	$33,429,994	$22,411,704	$16,637,411
Portfolio turnover rateK	46%	52%	61%	126%L,M

 A For the period March 20, 2018 (commencement of operations) to May 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Audit fees are not annualized.

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Fidelity U.S. Total Stock Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

For the year-ended May 31, 2020, Dividend income presented on the Statement of Operations included capital gain distributions from certain underlying funds totaling $164,390,465 which have been reclassified this year in the Statement of Changes in Net Assets and the Financial Highlights. For the year-ended May 31, 2020, Net investment income (loss) has been reduced by $164,390,465 with a corresponding increase to Net realized gain (loss) in the Statement of Changes in Net Assets. In the Financial Highlights, Net investment income per share has been reduced by $.06 with a corresponding increase to Net realized and unrealized gain (loss) per share, and the Ratio of net investment income (loss) to Average Net Assets changed from 2.14% to 1.55% to reflect the impact of the above reclassification. This misclassification had no impact on the total net assets or total return of the Fund.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity U.S. Total Stock Fund	$22,571

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), certain foreign taxes, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$15,767,770,708
Gross unrealized depreciation	(391,117,329)
Net unrealized appreciation (depreciation)	$15,376,653,379
Tax Cost	$44,900,307,080

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$723,966,355
Undistributed long-term capital gain	$1,695,562,647
Net unrealized appreciation (depreciation) on securities and other investments	$15,376,847,404

The tax character of distributions paid was as follows:

	May 31, 2021	May 31, 2020
Ordinary Income	$736,457,893	$ 518,460,093
Long-term Capital Gains	547,896,206	317,191,327
Total	$1,284,354,099	$ 835,651,420

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	31,983,307,656	20,932,000,638

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

FIL Investment Advisors and Geode Capital Management, LLC (Geode) have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$247,206

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	1,539,129,403	728,490,703

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Strategic Advisers Fidelity U.S. Total Stock Fund	294,244

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity U.S. Total Stock Fund	$86,912

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $115,391,452.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $1,489,929 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $453.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity Large Cap Value Enhanced Index Fund	53%
Fidelity Magellan Fund	10%
Fidelity SAI U.S. Low Volatility Index Fund	26%
Fidelity SAI U.S. Momentum Index Fund	61%
Fidelity SAI U.S. Quality Index Fund	75%
Fidelity SAI U.S. Value Index Fund	75%
Fidelity Small Cap Discovery Fund	14%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity U.S. Total Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity U.S. Total Stock Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended May 31, 2021 and for the period March 20, 2018 (commencement of operations) to May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the three years in the period ended May 31, 2021 and for the period March 20, 2018 (commencement of operations) to May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Fidelity U.S. Total Stock Fund	.13%
Actual		$1,000.00	$1,195.70	$.71
Hypothetical-C		$1,000.00	$1,024.28	$.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers® Fidelity U.S. Total Stock Fund voted to pay on July 12, 2021, to shareholders of record at the opening of business on July 9, 2021, a distribution of $0.595 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.005 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2021, $2,151,170,852, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 75% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 81% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 6% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Amended Sub-Advisory Agreements

Strategic Advisers Fidelity U.S. Total Stock Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fee schedules for certain investment mandates in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIAM LLC (FIAM), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedules in the Amended Sub-Advisory Agreement will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its September 2020 meeting. The Board considered the detailed information provided by Strategic Advisers and FIAM in the June 2020 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2020 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000

PROPOSAL 3

To approve a sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIL Investment Advisors (FIA), and Fidelity Rutland Square Trust II (the trust) and a sub-subadvisory agreement between FIA and FIL Investment Advisors (UK) Limited (FIA (UK)).

	# of Votes	% of Votes
Affirmative	34,447,794,812.20	90.254
Against	1,646,630,202.93	4.314
Abstain	2,073,399,277.79	5.432
Broker Non-Vote	0.00	0.000
TOTAL	38,167,824,292.92	100.000
Proposal 1 reflects trust wide proposal and voting results.

TSF-ANN-0721
1.9887487.103

Strategic Advisers® Fidelity® Core Income Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreements
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Core Income Fund	3.10%	7.10%

 A From October 16, 2018

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$11,973	Strategic Advisers® Fidelity® Core Income Fund
$11,674	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest decline for the 12 months ending May 31, 2021, hampered by rising long-term market rates amid faster economic expansion in a risk-on market environment. The Bloomberg Barclays U.S. Aggregate Bond Index returned -0.40% for the period. Aggressive intervention by the U.S. Federal Reserve boosted market liquidity and led to a broad rally for fixed-income assets from the start of the period through July 2020. Long-term yields reached a historic low in August 2020, and spreads widened modestly amid healthy issuance of new corporate bonds. Spreads then narrowed and yields rose through the early spring, before each moderated slightly beginning in April through the end of May. In February 2021, yields rose the most because a $1.9 trillion COVID-relief bill offered hopes for a broad economic recovery but led to rising inflation expectations, which persisted through period end. Within the Bloomberg Barclays index, corporate bonds advanced 3.64% for the 12 months, significantly topping the -3.75% return of U.S. Treasuries. Securitized sectors, meanwhile, roughly broke even. Outside the index, U.S. corporate high-yield bonds added 14.96% and Treasury Inflation-Protected Securities (TIPS) rose 7.05%.

Comments from Portfolio Manager Jonathan Duggan:  For the fiscal year ending May 31, 2021, the Fund gained 3.10%, handily outpacing the -0.40% return of the benchmark Bloomberg Barclays U.S. Aggregate Bond Index. As risk sentiment improved late in 2020, continuing through the remainder of the period, high-yield and investment-grade (IG) corporate credit, commercial mortgage-backed bonds and non-agency mortgage-backed securities (MBS) performed well. Conversely, rising bond yields hampered longer-term U.S. Treasuries. Within the Fund, Fidelity® SAI Total Bond Fund (+4%) was the top relative contributor, aided by a sizable overweighting in IG corporate bonds during the early months of the period. This fund also benefited from having lower interest-rate sensitivity than the broader Fund’s benchmark. The Core Investment Grade Strategy from sub-adviser FIAM® (+4%) also added value versus the benchmark. An overweighted allocation to IG corporate bonds – particularly those with BBB credit ratings – along with favorable interest-rate positioning, helped this manager outperform. Elsewhere, small positions in Fidelity® Real Estate Income Fund (+36%) – a new addition during the period – and Fidelity New Markets Income Fund (+11%), which focuses on emerging-markets debt, each provided a notable boost on a relative basis. On the downside, Fidelity SAI Long-Term Treasury Fund (-14%) was the primary relative detractor. That said, I hold U.S. Treasury investments for liquidity purposes and to help hedge the portfolio during periods of market volatility. As of May 31, the portfolio was positioned with the expectation that economic growth will strengthen in the months ahead. Given the extended valuation of investment-grade credit, I do not plan to add risk in that area. However, I increased our position in the Fixed Income Securitized strategy managed by FIAM. I also slightly added to our U.S. Treasury funds allocation as interest rates rose in order to have more liquidity to invest should we see a market correction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

(by issuer, excluding cash equivalents)	% of fund's net assets
Fidelity SAI Total Bond Fund	29.8
U.S. Treasury Obligations	7.5
Fidelity SAI U.S. Treasury Bond Index Fund	6.6
Ginnie Mae	5.2
Fannie Mae	3.9
Freddie Mac	3.4
Fidelity SAI Long-Term Treasury Bond Index Fund	3.2
Fidelity U.S. Bond Index Fund	2.9
Uniform Mortgage Backed Securities	2.8
Fidelity Corporate Bond Fund	2.3

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Corporate Bonds	11.8%
U.S. Government and U.S. Government Agency Obligations	27.1%
Asset-Backed Securities	2.2%
CMOs and Other Mortgage Related Securities	3.1%
Municipal Securities	0.1%
Bank Loan Funds	2.2%
High Yield Fixed-Income Funds	2.8%
Intermediate-Term Bond Funds	34.4%
Investment Grade Fixed-Income Funds	2.3%
Long Government Bond Funds	3.2%
Sector Funds	1.8%
Other Investments	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%
Intermediate Government Funds	6.6%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Percentages are adjusted for the effect of futures contracts and swaps, if applicable.

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 11.8%
	Principal Amount	Value
COMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.4%
Altice France SA:
5.125% 1/15/29 (a)	$720,000	$712,800
7.375% 5/1/26 (a)	547,000	568,836
8.125% 2/1/27 (a)	325,000	354,250
AT&T, Inc.:
2.55% 12/1/33 (a)	2,825,000	2,728,493
3.8% 12/1/57 (a)	39,772,000	39,165,437
4.3% 2/15/30	3,992,000	4,544,478
4.75% 5/15/46	41,310,000	48,261,670
4.9% 6/15/42	6,909,000	8,172,028
5.55% 8/15/41	12,537,000	16,038,932
6.2% 3/15/40	2,303,000	3,043,213
C&W Senior Financing Designated Activity Co.:
6.875% 9/15/27 (a)	1,246,000	1,326,990
7.5% 10/15/26 (a)	1,565,000	1,643,250
Frontier Communications Corp. 5.875% 10/15/27 (a)	235,000	249,688
Level 3 Financing, Inc.:
3.625% 1/15/29 (a)	85,000	81,706
4.25% 7/1/28 (a)	2,240,000	2,244,816
Lumen Technologies, Inc.:
5.125% 12/15/26 (a)	2,190,000	2,268,703
5.625% 4/1/25	415,000	445,195
6.875% 1/15/28	40,000	44,500
Sable International Finance Ltd. 5.75% 9/7/27 (a)	2,595,000	2,734,352
Sprint Capital Corp.:
6.875% 11/15/28	5,880,000	7,356,233
8.75% 3/15/32	1,315,000	1,949,488
Telecom Italia Capital SA:
6% 9/30/34	286,000	316,030
7.2% 7/18/36	1,635,000	2,025,871
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	800,000	842,400
Verizon Communications, Inc.:
2.987% 10/30/56	1,378,000	1,227,668
4.329% 9/21/28	10,293,000	11,830,323
5.012% 4/15/49	129,000	163,234
Virgin Media Finance PLC 5% 7/15/30 (a)	636,000	633,324
		160,973,908
Entertainment - 0.1%
The Walt Disney Co.:
2.2% 1/13/28	10,316,000	10,610,104
2.65% 1/13/31	13,000,000	13,416,692
		24,026,796
Interactive Media & Services - 0.0%
Twitter, Inc. 3.875% 12/15/27 (a)	510,000	538,050
Media - 0.7%
Altice Financing SA:
5% 1/15/28 (a)	225,000	223,283
7.5% 5/15/26 (a)	819,000	851,504
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.25% 2/1/31 (a)	940,000	938,120
4.5% 8/15/30 (a)	435,000	443,278
4.5% 5/1/32	2,380,000	2,401,063
4.5% 6/1/33 (a)	500,000	498,895
5% 2/1/28 (a)	2,401,000	2,512,046
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
2.8% 4/1/31	25,100,000	25,049,804
3.7% 4/1/51	20,100,000	18,876,856
4.464% 7/23/22	5,986,000	6,220,817
4.8% 3/1/50	10,000,000	10,975,220
4.908% 7/23/25	4,642,000	5,278,622
5.375% 5/1/47	41,310,000	48,215,558
5.75% 4/1/48	18,275,000	22,332,497
Comcast Corp.:
3.75% 4/1/40	1,000,000	1,097,421
4.65% 7/15/42	2,578,000	3,143,877
CSC Holdings LLC:
4.125% 12/1/30 (a)	510,000	498,423
4.625% 12/1/30 (a)	410,000	397,249
5.5% 4/15/27 (a)	564,000	592,200
5.75% 1/15/30 (a)	875,000	913,325
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% 8/15/26 (a)	475,000	351,495
Discovery Communications LLC:
3.625% 5/15/30	6,407,000	6,847,114
4.65% 5/15/50	17,335,000	19,252,267
Fox Corp.:
5.476% 1/25/39	2,264,000	2,821,569
5.576% 1/25/49	1,502,000	1,918,978
Gray Television, Inc. 4.75% 10/15/30 (a)	245,000	240,668
Lamar Media Corp. 3.625% 1/15/31 (a)	515,000	495,646
Meredith Corp. 6.5% 7/1/25 (a)	615,000	662,509
Scripps Escrow II, Inc. 3.875% 1/15/29 (a)	225,000	218,813
Sirius XM Radio, Inc.:
4.125% 7/1/30 (a)	155,000	155,388
5% 8/1/27 (a)	375,000	391,875
5.5% 7/1/29 (a)	2,890,000	3,128,425
Tegna, Inc.:
4.625% 3/15/28	915,000	934,444
5% 9/15/29	115,000	117,731
Time Warner Cable LLC:
4% 9/1/21	12,819,000	12,852,525
4.5% 9/15/42	886,000	956,542
5.5% 9/1/41	1,530,000	1,840,171
5.875% 11/15/40	8,089,000	10,150,905
6.55% 5/1/37	5,846,000	7,755,081
6.75% 6/15/39	4,614,000	6,302,997
7.3% 7/1/38	3,785,000	5,358,758
Virgin Media Secured Finance PLC:
4.5% 8/15/30 (a)	585,000	583,538
5.5% 5/15/29 (a)	415,000	444,050
Ziggo Bond Co. BV 5.125% 2/28/30 (a)	540,000	548,100
Ziggo BV:
4.875% 1/15/30 (a)	550,000	563,613
5.5% 1/15/27 (a)	1,083,000	1,122,259
		237,475,519
Wireless Telecommunication Services - 0.1%
Millicom International Cellular SA:
4.5% 4/27/31 (a)	200,000	208,610
5.125% 1/15/28 (a)	540,000	568,114
6.625% 10/15/26 (a)	665,436	706,943
T-Mobile U.S.A., Inc.:
2.875% 2/15/31	695,000	670,216
3.75% 4/15/27	10,840,000	11,916,520
3.875% 4/15/30	22,877,000	25,074,565
4.5% 4/15/50	4,597,000	5,202,241
		44,347,209

TOTAL COMMUNICATION SERVICES		467,361,482

CONSUMER DISCRETIONARY - 0.6%
Auto Components - 0.0%
Allison Transmission, Inc. 3.75% 1/30/31 (a)	615,000	590,400
Automobiles - 0.2%
General Motors Co. 5.4% 10/2/23	18,263,000	20,200,356
General Motors Financial Co., Inc.:
3.7% 5/9/23	8,751,000	9,217,191
4.25% 5/15/23	1,359,000	1,451,414
4.375% 9/25/21	5,310,000	5,377,443
5.2% 3/20/23	11,203,000	12,112,106
Volkswagen Group of America Finance LLC:
2.9% 5/13/22 (a)	10,524,000	10,776,047
3.125% 5/12/23 (a)	9,168,000	9,645,137
3.35% 5/13/25 (a)	14,765,000	15,992,758
		84,772,452
Diversified Consumer Services - 0.0%
Adtalem Global Education, Inc. 5.5% 3/1/28 (a)	825,000	824,126
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (a)	765,000	801,338
Service Corp. International 5.125% 6/1/29	970,000	1,049,928
		2,675,392
Hotels, Restaurants & Leisure - 0.1%
Aramark Services, Inc.:
4.75% 6/1/26	843,000	863,021
5% 2/1/28 (a)	3,530,000	3,643,622
6.375% 5/1/25 (a)	1,890,000	2,008,125
Carnival Corp. 10.5% 2/1/26 (a)	1,105,000	1,303,215
Hilton Domestic Operating Co., Inc.:
3.625% 2/15/32 (a)	660,000	645,860
4% 5/1/31 (a)	1,535,000	1,548,032
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% 4/1/27	164,000	170,836
MCE Finance Ltd.:
4.875% 6/6/25 (a)	750,000	769,223
5.375% 12/4/29 (a)	260,000	277,420
5.75% 7/21/28 (a)	390,000	415,545
MGM Resorts International 5.75% 6/15/25	820,000	900,975
Royal Caribbean Cruises Ltd.:
5.5% 4/1/28 (a)	755,000	794,638
9.125% 6/15/23 (a)	130,000	143,806
11.5% 6/1/25 (a)	545,000	630,838
Starbucks Corp. 1.3% 5/7/22	5,502,000	5,558,043
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/28 (a)	290,000	296,525
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.5% 3/1/25 (a)	645,000	687,731
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	497,000	505,480
5.5% 10/1/27 (a)	425,000	444,125
		21,607,060
Household Durables - 0.2%
Lennar Corp.:
4.75% 11/29/27	9,429,000	10,904,120
5% 6/15/27	12,243,000	14,188,413
5.25% 6/1/26	2,965,000	3,424,575
Newell Brands, Inc.:
5.875% 4/1/36	270,000	335,186
6% 4/1/46	1,185,000	1,501,988
Toll Brothers Finance Corp.:
4.35% 2/15/28	14,431,000	15,699,341
4.875% 11/15/25	45,000	50,529
4.875% 3/15/27	15,464,000	17,480,970
		63,585,122
Internet & Direct Marketing Retail - 0.0%
Alibaba Group Holding Ltd.:
2.125% 2/9/31	2,350,000	2,281,662
2.7% 2/9/41	12,255,000	11,330,973
Match Group Holdings II LLC 4.125% 8/1/30 (a)	170,000	169,091
		13,781,726
Leisure Products - 0.0%
Hasbro, Inc.:
2.6% 11/19/22	2,845,000	2,930,703
3% 11/19/24	6,474,000	6,908,602
Mattel, Inc.:
3.75% 4/1/29 (a)	430,000	440,200
5.45% 11/1/41	70,000	79,188
6.2% 10/1/40	531,000	646,493
		11,005,186
Multiline Retail - 0.0%
Nordstrom, Inc. 4.375% 4/1/30	510,000	523,387
Specialty Retail - 0.1%
AutoNation, Inc. 4.75% 6/1/30	1,430,000	1,682,500
AutoZone, Inc. 4% 4/15/30	19,121,000	21,424,644
		23,107,144
Textiles, Apparel & Luxury Goods - 0.0%
Hanesbrands, Inc. 4.875% 5/15/26 (a)	615,000	658,696
Levi Strauss & Co. 3.5% 3/1/31 (a)	355,000	349,583
The William Carter Co. 5.625% 3/15/27 (a)	446,000	467,185
Wolverine World Wide, Inc. 6.375% 5/15/25 (a)	645,000	686,119
		2,161,583

TOTAL CONSUMER DISCRETIONARY		223,809,452

CONSUMER STAPLES - 1.0%
Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc.:
4.7% 2/1/36	6,600,000	7,856,587
4.9% 2/1/46	14,391,000	17,181,812
Anheuser-Busch InBev Worldwide, Inc.:
3.5% 6/1/30	10,375,000	11,357,761
4.35% 6/1/40	6,274,000	7,161,311
4.5% 6/1/50	11,500,000	13,193,851
4.6% 6/1/60	18,803,000	21,617,464
4.75% 1/23/29	11,220,000	13,228,774
4.75% 4/15/58	5,641,000	6,587,826
5.45% 1/23/39	5,480,000	6,939,708
5.55% 1/23/49	13,389,000	17,501,855
5.8% 1/23/59 (Reg. S)	14,304,000	19,428,150
Constellation Brands, Inc. 4.75% 11/15/24	3,799,000	4,299,939
PepsiCo, Inc.:
2.625% 3/19/27	1,114,000	1,201,514
2.75% 3/19/30	5,700,000	6,075,114
		153,631,666
Food & Staples Retailing - 0.2%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
3.5% 3/15/29 (a)	2,020,000	1,937,180
4.625% 1/15/27 (a)	125,000	129,375
4.875% 2/15/30 (a)	330,000	343,926
Sysco Corp. 6.6% 4/1/50	53,060,000	79,749,857
U.S. Foods, Inc. 6.25% 4/15/25 (a)	445,000	471,495
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	1,926,000	1,942,462
		84,574,295
Food Products - 0.4%
Darling Ingredients, Inc. 5.25% 4/15/27 (a)	615,000	642,675
General Mills, Inc. 2.875% 4/15/30	1,277,000	1,335,980
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (a)	269,000	294,219
JBS U.S.A. Lux SA / JBS Food Co.:
5.5% 1/15/30 (a)	23,280,000	25,608,233
6.5% 4/15/29 (a)	32,201,000	36,105,371
Kraft Heinz Foods Co.:
3.875% 5/15/27	560,000	612,995
4.25% 3/1/31	525,000	583,772
4.375% 6/1/46	11,995,000	12,862,813
4.625% 1/30/29	10,000,000	11,308,800
4.875% 10/1/49	10,000,000	11,492,027
5% 7/15/35	2,215,000	2,615,150
5.2% 7/15/45	6,203,000	7,324,780
7.125% 8/1/39 (a)	9,489,000	13,408,542
Lamb Weston Holdings, Inc. 4.875% 5/15/28 (a)	825,000	906,469
Post Holdings, Inc. 4.625% 4/15/30 (a)	905,000	910,168
TreeHouse Foods, Inc. 4% 9/1/28	390,000	387,820
		126,399,814
Personal Products - 0.0%
Prestige Brands, Inc. 3.75% 4/1/31 (a)	340,000	326,400

TOTAL CONSUMER STAPLES		364,932,175

ENERGY - 1.0%
Oil, Gas & Consumable Fuels - 1.0%
Apache Corp.:
4.25% 1/15/30	120,000	120,900
4.75% 4/15/43	805,000	796,105
5.1% 9/1/40	330,000	340,550
5.25% 2/1/42	495,000	513,761
5.35% 7/1/49	80,000	82,023
Canadian Natural Resources Ltd. 3.45% 11/15/21	2,648,000	2,665,127
Cheniere Energy Partners LP:
4% 3/1/31 (a)	925,000	954,785
5.625% 10/1/26	1,835,000	1,910,694
Cheniere Energy, Inc. 4.625% 10/15/28 (a)	595,000	624,750
Citgo Petroleum Corp. 6.375% 6/15/26 (a)	660,000	676,500
Columbia Pipeline Group, Inc. 4.5% 6/1/25	852,000	961,046
Continental Resources, Inc. 5.75% 1/15/31 (a)	895,000	1,050,309
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.625% 5/1/27 (a)	1,653,000	1,702,590
5.75% 4/1/25	2,038,000	2,088,339
6% 2/1/29 (a)	1,420,000	1,469,700
CVR Energy, Inc.:
5.25% 2/15/25 (a)	790,000	790,000
5.75% 2/15/28 (a)	105,000	105,263
DCP Midstream Operating LP:
3.875% 3/15/23	3,116,000	3,234,408
4.75% 9/30/21 (a)	2,233,000	2,238,583
5.125% 5/15/29	1,740,000	1,875,546
5.375% 7/15/25	540,000	591,516
5.6% 4/1/44	2,748,000	2,872,265
5.625% 7/15/27	620,000	682,000
5.85% 5/21/43 (a)(b)	4,466,000	4,086,390
6.45% 11/3/36 (a)	210,000	239,312
8.125% 8/16/30	15,000	19,533
EG Global Finance PLC 6.75% 2/7/25 (a)	530,000	541,501
Enable Midstream Partners LP 3.9% 5/15/24 (b)	869,000	929,839
Enbridge Energy Partners LP 4.2% 9/15/21	2,622,000	2,625,700
Enbridge, Inc.:
4% 10/1/23	3,854,000	4,122,789
4.25% 12/1/26	1,461,000	1,645,430
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	45,000	46,463
5.75% 1/30/28 (a)	435,000	460,047
6.625% 7/15/25 (a)	110,000	116,617
Energy Transfer LP:
3.75% 5/15/30	3,643,000	3,877,589
4.2% 9/15/23	1,203,000	1,289,173
4.25% 3/15/23	1,393,000	1,466,620
4.5% 4/15/24	1,576,000	1,726,935
4.95% 6/15/28	4,103,000	4,696,561
5% 5/15/50	7,800,000	8,614,869
5.25% 4/15/29	2,564,000	2,986,817
5.4% 10/1/47	1,732,000	1,965,426
5.8% 6/15/38	2,288,000	2,725,477
6% 6/15/48	1,490,000	1,803,067
6.25% 4/15/49	1,761,000	2,197,869
EnLink Midstream LLC 5.625% 1/15/28 (a)	105,000	109,300
EnLink Midstream Partners LP:
5.05% 4/1/45	140,000	118,300
5.45% 6/1/47	290,000	254,359
5.6% 4/1/44	490,000	438,197
EQM Midstream Partners LP:
4.75% 1/15/31 (a)	550,000	553,438
5.5% 7/15/28	440,000	469,762
6.5% 7/1/27 (a)	465,000	511,105
6.5% 7/15/48	265,000	281,351
EQT Corp. 3.9% 10/1/27	405,000	432,500
Global Partners LP/GLP Finance Corp. 7% 8/1/27	1,200,000	1,269,000
Hess Corp.:
4.3% 4/1/27	1,341,000	1,492,737
5.6% 2/15/41	2,100,000	2,530,496
5.8% 4/1/47	5,019,000	6,280,183
7.125% 3/15/33	1,403,000	1,874,059
7.3% 8/15/31	1,709,000	2,273,062
7.875% 10/1/29	4,789,000	6,452,333
Hess Midstream Partners LP:
5.125% 6/15/28 (a)	780,000	818,376
5.625% 2/15/26 (a)	1,503,000	1,558,100
Hilcorp Energy I LP/Hilcorp Finance Co. 6.25% 11/1/28 (a)	185,000	194,250
Holly Energy Partners LP/Holly Energy Finance Corp. 5% 2/1/28 (a)	910,000	932,750
Kinder Morgan Energy Partners LP 5% 10/1/21	1,456,000	1,461,581
MPLX LP:
3 month U.S. LIBOR + 1.100% 1.2854% 9/9/22 (b)(c)	3,392,000	3,394,069
4.8% 2/15/29	1,376,000	1,595,083
4.875% 12/1/24	1,974,000	2,226,921
5.5% 2/15/49	4,129,000	5,099,832
Murphy Oil U.S.A., Inc. 3.75% 2/15/31 (a)	110,000	106,929
New Fortress Energy, Inc. 6.5% 9/30/26 (a)	650,000	654,063
Occidental Petroleum Corp.:
2.9% 8/15/24	6,978,000	6,960,555
3.2% 8/15/26	865,000	833,644
3.4% 4/15/26	310,000	302,250
3.5% 8/15/29	3,191,000	2,991,563
4.2% 3/15/48	310,000	254,592
4.3% 8/15/39	562,000	480,510
4.4% 4/15/46	480,000	412,234
4.4% 8/15/49	3,942,000	3,311,280
5.55% 3/15/26	5,734,000	6,121,045
6.125% 1/1/31	365,000	404,840
6.2% 3/15/40	160,000	168,800
6.45% 9/15/36	5,135,000	5,784,167
6.6% 3/15/46	4,886,000	5,344,258
7.5% 5/1/31	7,400,000	8,801,634
7.875% 9/15/31	100,000	121,554
8.875% 7/15/30	345,000	442,256
Ovintiv, Inc.:
5.15% 11/15/41	3,000,000	3,198,311
8.125% 9/15/30	5,649,000	7,689,197
PBF Holding Co. LLC/PBF Finance Corp. 9.25% 5/15/25 (a)	1,500,000	1,537,500
Petroleos Mexicanos:
6.35% 2/12/48	1,560,000	1,314,105
6.49% 1/23/27	3,630,000	3,875,570
6.5% 3/13/27	4,256,000	4,544,174
6.75% 9/21/47	22,490,000	19,874,413
6.84% 1/23/30	15,264,000	15,781,297
6.95% 1/28/60	7,166,000	6,295,331
7.69% 1/23/50	73,606,000	70,882,578
Plains All American Pipeline LP/PAA Finance Corp.:
3.55% 12/15/29	1,968,000	2,042,489
3.6% 11/1/24	1,903,000	2,047,057
3.65% 6/1/22	3,779,000	3,863,096
Rattler Midstream LP 5.625% 7/15/25 (a)	1,110,000	1,154,400
Regency Energy Partners LP/Regency Energy Finance Corp. 5.875% 3/1/22	2,000,000	2,053,097
Rockies Express Pipeline LLC:
4.8% 5/15/30 (a)	735,000	733,163
4.95% 7/15/29 (a)	276,000	283,182
6.875% 4/15/40 (a)	105,000	113,006
Sabine Pass Liquefaction LLC 4.5% 5/15/30	14,626,000	16,579,229
Sunoco LP/Sunoco Finance Corp.:
4.5% 5/15/29 (a)	635,000	630,898
5.875% 3/15/28	135,000	141,750
6% 4/15/27	15,000	15,675
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.:
5.5% 1/15/28 (a)	125,000	125,938
6% 3/1/27 (a)	545,000	557,669
6% 12/31/30 (a)	655,000	668,100
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4% 1/15/32 (a)	1,200,000	1,189,908
4.875% 2/1/31 (a)	1,705,000	1,781,725
5.375% 2/1/27	128,000	133,120
5.5% 3/1/30	135,000	145,854
5.875% 4/15/26	881,000	922,848
The Williams Companies, Inc.:
3.5% 11/15/30	15,742,000	16,870,539
3.7% 1/15/23	808,000	841,947
5.1% 9/15/45	9,765,000	11,489,656
Viper Energy Partners LP 5.375% 11/1/27 (a)	600,000	624,000
Western Gas Partners LP:
3.95% 6/1/25	1,395,000	1,447,313
4.35% 2/1/25	475,000	495,188
4.65% 7/1/26	2,820,000	3,006,910
4.75% 8/15/28	1,236,000	1,324,139
5.3% 2/1/30	1,420,000	1,565,550
		370,488,024
FINANCIALS - 5.2%
Banks - 2.5%
Bank of America Corp.:
3.004% 12/20/23 (b)	10,687,000	11,119,904
3.3% 1/11/23	2,658,000	2,787,387
3.419% 12/20/28 (b)	5,193,000	5,673,460
3.5% 4/19/26	6,078,000	6,741,108
3.95% 4/21/25	37,660,000	41,573,320
4% 1/22/25	26,856,000	29,626,950
4.1% 7/24/23	1,426,000	1,540,353
4.183% 11/25/27	6,909,000	7,769,589
4.2% 8/26/24	8,311,000	9,188,568
4.25% 10/22/26	38,178,000	43,487,801
4.45% 3/3/26	6,522,000	7,437,178
Banque Federative du Credit Mutuel SA 3 month U.S. LIBOR + 0.730% 0.9183% 7/20/22 (a)(b)(c)	8,158,000	8,220,965
Barclays Bank PLC:
1.7% 5/12/22	5,246,000	5,314,498
10.179% 6/12/21 (a)	1,750,000	1,754,708
Barclays PLC:
2.852% 5/7/26 (b)	14,944,000	15,836,052
4.375% 1/12/26	4,468,000	5,029,986
4.836% 5/9/28	6,102,000	6,845,408
5.088% 6/20/30 (b)	29,218,000	33,659,632
5.2% 5/12/26	1,556,000	1,778,135
BNP Paribas SA 2.219% 6/9/26 (a)(b)	13,752,000	14,224,862
BPCE SA 4.875% 4/1/26 (a)	7,383,000	8,374,689
CIT Group, Inc.:
3.929% 6/19/24 (b)	1,900,000	2,012,575
4.75% 2/16/24	2,520,000	2,742,075
6.125% 3/9/28	4,920,000	5,953,200
Citigroup, Inc.:
4.075% 4/23/29 (b)	4,606,000	5,191,148
4.125% 7/25/28	6,909,000	7,773,564
4.3% 11/20/26	1,766,000	2,001,852
4.4% 6/10/25	19,341,000	21,692,007
4.412% 3/31/31 (b)	34,201,000	39,327,018
4.45% 9/29/27	21,445,000	24,545,216
4.6% 3/9/26	17,445,000	20,015,108
5.3% 5/6/44	9,501,000	12,301,611
5.5% 9/13/25	7,738,000	9,099,929
Citizens Financial Group, Inc. 2.638% 9/30/32 (a)	7,305,000	7,227,286
Commonwealth Bank of Australia 3.61% 9/12/34 (a)(b)	3,723,000	3,889,557
DNB Bank ASA 1.535% 5/25/27 (a)(b)	48,309,000	48,495,892
HSBC Holdings PLC:
4.25% 3/14/24	1,433,000	1,564,574
4.95% 3/31/30	2,548,000	3,019,398
5.25% 3/14/44	1,039,000	1,305,919
Intesa Sanpaolo SpA:
4.198% 6/1/32 (a)	17,320,000	17,538,936
5.017% 6/26/24 (a)	10,324,000	11,257,826
5.71% 1/15/26 (a)	75,840,000	85,812,805
JPMorgan Chase & Co.:
2.956% 5/13/31 (b)	7,934,000	8,232,861
4.125% 12/15/26	15,380,000	17,452,028
NatWest Markets PLC 2.375% 5/21/23 (a)	15,700,000	16,300,242
Rabobank Nederland 4.375% 8/4/25	4,789,000	5,343,132
Royal Bank of Scotland Group PLC:
3.073% 5/22/28 (b)	8,707,000	9,175,679
4.8% 4/5/26	19,815,000	22,785,308
5.125% 5/28/24	35,958,000	40,250,319
6% 12/19/23	43,478,000	48,985,373
6.1% 6/10/23	19,857,000	21,910,567
6.125% 12/15/22	21,905,000	23,683,447
Societe Generale:
1.488% 12/14/26 (a)(b)	16,638,000	16,548,255
4.25% 4/14/25 (a)	7,110,000	7,757,413
Synchrony Bank 3% 6/15/22	3,984,000	4,084,425
UniCredit SpA 6.572% 1/14/22 (a)	6,953,000	7,202,010
Wells Fargo & Co.:
2.406% 10/30/25 (b)	7,739,000	8,139,088
4.3% 7/22/27	25,328,000	28,956,745
4.478% 4/4/31 (b)	19,300,000	22,474,219
Westpac Banking Corp. 4.11% 7/24/34 (b)	5,171,000	5,618,085
		915,651,245
Capital Markets - 1.4%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,396,000	1,526,066
Ares Capital Corp.:
3.25% 7/15/25	42,000,000	44,294,184
3.875% 1/15/26	22,188,000	23,759,999
4.2% 6/10/24	15,463,000	16,657,875
Credit Suisse Group AG:
2.593% 9/11/25 (a)(b)	14,306,000	14,954,133
3.75% 3/26/25	9,717,000	10,557,174
4.194% 4/1/31 (a)(b)	37,158,000	41,326,269
4.55% 4/17/26	3,126,000	3,543,865
Deutsche Bank AG 4.5% 4/1/25	29,219,000	31,709,133
Deutsche Bank AG New York Branch:
3.3% 11/16/22	7,369,000	7,653,132
3.729% 1/14/32 (b)	10,000,000	10,016,956
4.1% 1/13/26	8,332,000	9,179,397
5% 2/14/22	11,778,000	12,149,813
Goldman Sachs Group, Inc.:
2.876% 10/31/22 (b)	10,640,000	10,750,991
3.272% 9/29/25 (b)	35,921,000	38,739,737
4.25% 10/21/25	12,215,000	13,735,091
6.75% 10/1/37	59,592,000	84,991,758
Intercontinental Exchange, Inc. 3.75% 12/1/25	2,038,000	2,265,383
Morgan Stanley:
3 month U.S. LIBOR + 0.930% 1.1138% 7/22/22 (b)(c)	3,745,000	3,749,600
3.125% 7/27/26	14,775,000	16,085,432
3.622% 4/1/31 (b)	17,370,000	19,127,643
3.625% 1/20/27	16,594,000	18,481,594
3.7% 10/23/24	4,754,000	5,218,808
3.875% 4/29/24	4,377,000	4,777,132
4.875% 11/1/22	9,955,000	10,571,325
5% 11/24/25	21,351,000	24,766,484
MSCI, Inc. 5.375% 5/15/27 (a)	1,242,000	1,323,016
State Street Corp.:
2.825% 3/30/23 (b)	1,216,000	1,242,071
2.901% 3/30/26 (b)	1,141,000	1,223,769
		484,377,830
Consumer Finance - 0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
1.75% 1/30/26	14,780,000	14,554,273
2.875% 8/14/24	8,576,000	8,970,962
3.5% 5/26/22	293,000	300,610
4.125% 7/3/23	4,250,000	4,505,904
4.45% 4/3/26	4,254,000	4,670,925
4.875% 1/16/24	6,629,000	7,232,725
6.5% 7/15/25	6,613,000	7,747,080
Ally Financial, Inc.:
1.45% 10/2/23	3,893,000	3,954,617
3.05% 6/5/23	17,631,000	18,435,503
3.875% 5/21/24	8,893,000	9,639,389
4.625% 3/30/25	3,595,000	4,046,125
5.125% 9/30/24	3,534,000	3,999,478
5.75% 11/20/25	1,188,000	1,366,376
5.8% 5/1/25	9,417,000	11,003,745
8% 11/1/31	5,827,000	8,230,890
8% 11/1/31	222,000	306,047
Capital One Financial Corp.:
3.65% 5/11/27	21,700,000	24,127,999
3.8% 1/31/28	10,723,000	12,017,390
Discover Financial Services:
3.95% 11/6/24	1,874,000	2,056,488
4.1% 2/9/27	13,375,000	15,014,080
4.5% 1/30/26	5,913,000	6,706,544
Ford Motor Credit Co. LLC:
4% 11/13/30	830,000	846,550
4.063% 11/1/24	46,639,000	49,307,684
4.687% 6/9/25	430,000	462,276
5.113% 5/3/29	1,320,000	1,447,340
5.125% 6/16/25	320,000	350,200
5.584% 3/18/24	8,520,000	9,303,073
5.596% 1/7/22	7,576,000	7,762,711
Synchrony Financial:
2.85% 7/25/22	2,154,000	2,205,859
3.75% 8/15/21	1,457,000	1,458,794
3.95% 12/1/27	8,239,000	9,102,618
4.25% 8/15/24	8,335,000	9,133,152
4.375% 3/19/24	8,694,000	9,528,809
5.15% 3/19/29	18,424,000	21,390,323
		291,186,539
Diversified Financial Services - 0.2%
Brixmor Operating Partnership LP:
4.05% 7/1/30	9,134,000	10,056,317
4.125% 6/15/26	5,362,000	5,994,416
4.125% 5/15/29	19,691,000	21,782,935
Equitable Holdings, Inc. 3.9% 4/20/23	674,000	714,661
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75% 9/15/24	740,000	771,191
5.25% 5/15/27 (a)	335,000	343,375
5.25% 5/15/27	3,095,000	3,172,375
6.25% 5/15/26	1,691,000	1,787,590
Park Aerospace Holdings Ltd. 5.5% 2/15/24 (a)	7,300,000	8,024,016
Pine Street Trust I 4.572% 2/15/29 (a)	7,749,000	8,775,735
Pine Street Trust II 5.568% 2/15/49 (a)	7,700,000	9,689,150
VMED O2 UK Financing I PLC 4.25% 1/31/31 (a)	1,805,000	1,748,052
Voya Financial, Inc. 3.125% 7/15/24	2,503,000	2,677,561
		75,537,374
Insurance - 0.3%
Arthur J. Gallagher & Co. 2.5% 5/20/31	10,862,000	10,833,652
Five Corners Funding Trust II 2.85% 5/15/30 (a)	15,870,000	16,475,179
Liberty Mutual Group, Inc. 3.95% 5/15/60 (a)	12,820,000	13,211,293
Lincoln National Corp. 3.4% 1/15/31	14,811,000	15,976,795
New York Life Insurance Co. 3.75% 5/15/50 (a)	3,182,000	3,391,968
Pacific LifeCorp 5.125% 1/30/43 (a)	2,623,000	3,197,601
Pricoa Global Funding I 5.375% 5/15/45 (b)	3,148,000	3,483,202
Prudential Financial, Inc. 4.5% 11/16/21	1,288,000	1,312,993
Swiss Re Finance Luxembourg SA 5% 4/2/49 (a)(b)	3,000,000	3,385,350
Teachers Insurance & Annuity Association of America 3.3% 5/15/50 (a)	7,316,000	7,215,987
Unum Group:
4% 6/15/29	6,130,000	6,759,234
4.5% 3/15/25	12,980,000	14,561,299
5.75% 8/15/42	1,622,000	1,959,819
		101,764,372
Thrifts & Mortgage Finance - 0.0%
Quicken Loans LLC 5.25% 1/15/28 (a)	722,000	754,938
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc. 3.625% 3/1/29 (a)	655,000	638,396
		1,393,334

TOTAL FINANCIALS		1,869,910,694

HEALTH CARE - 0.4%
Biotechnology - 0.0%
AbbVie, Inc. 3.2% 11/21/29	4,900,000	5,255,743
Health Care Equipment & Supplies - 0.0%
Hologic, Inc.:
3.25% 2/15/29 (a)	545,000	531,375
4.625% 2/1/28 (a)	65,000	67,569
Teleflex, Inc. 4.25% 6/1/28 (a)	145,000	149,531
		748,475
Health Care Providers & Services - 0.2%
Anthem, Inc. 3.3% 1/15/23	4,322,000	4,525,061
Centene Corp.:
2.5% 3/1/31	945,000	905,310
3.375% 2/15/30	7,725,000	7,802,250
4.25% 12/15/27	6,215,000	6,525,750
4.625% 12/15/29	8,795,000	9,493,587
5.375% 6/1/26 (a)	805,000	838,569
5.375% 8/15/26 (a)	2,486,000	2,600,978
Cigna Corp. 4.375% 10/15/28	6,630,000	7,649,747
CVS Health Corp. 3.625% 4/1/27	3,208,000	3,557,762
DaVita HealthCare Partners, Inc. 4.625% 6/1/30 (a)	1,405,000	1,432,945
HCA Holdings, Inc. 4.75% 5/1/23	138,000	148,790
Molina Healthcare, Inc. 3.875% 11/15/30 (a)	850,000	865,938
Owens & Minor, Inc. 4.5% 3/31/29 (a)	160,000	161,179
Tenet Healthcare Corp.:
4.625% 6/15/28 (a)	2,765,000	2,820,300
4.875% 1/1/26 (a)	385,000	397,513
5.125% 5/1/25	669,000	678,165
5.125% 11/1/27 (a)	1,000,000	1,043,770
Toledo Hospital 5.325% 11/15/28	2,395,000	2,771,475
		54,219,089
Health Care Technology - 0.0%
IQVIA, Inc. 5% 5/15/27 (a)	630,000	659,673
Life Sciences Tools & Services - 0.0%
Charles River Laboratories International, Inc.:
3.75% 3/15/29 (a)	180,000	179,325
4.25% 5/1/28 (a)	70,000	71,838
		251,163
Pharmaceuticals - 0.2%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (a)	50,548,000	56,639,626
Elanco Animal Health, Inc.:
4.912% 8/27/21 (b)	1,077,000	1,084,453
5.272% 8/28/23 (b)	3,402,000	3,675,385
5.9% 8/28/28 (b)	1,432,000	1,646,800
Jazz Securities DAC 4.375% 1/15/29 (a)	225,000	231,408
Organon Finance 1 LLC 4.125% 4/30/28 (a)	530,000	535,300
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	748,000	746,130
Utah Acquisition Sub, Inc. 3.95% 6/15/26	2,065,000	2,284,322
Viatris, Inc.:
1.65% 6/22/25 (a)	1,773,000	1,800,215
2.7% 6/22/30 (a)	9,017,000	8,992,092
3.85% 6/22/40(a)	3,928,000	4,056,407
4% 6/22/50 (a)	6,783,000	6,872,802
Zoetis, Inc. 3.25% 2/1/23	1,210,000	1,259,155
		89,824,095

TOTAL HEALTH CARE		150,958,238

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.1%
BAE Systems PLC 3.4% 4/15/30 (a)	4,094,000	4,387,064
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	641,000	658,227
BWX Technologies, Inc.:
4.125% 6/30/28 (a)	480,000	482,400
5.375% 7/15/26 (a)	1,748,000	1,801,489
Howmet Aerospace, Inc.:
5.95% 2/1/37	25,000	29,000
6.75% 1/15/28	365,000	435,719
Moog, Inc. 4.25% 12/15/27 (a)	980,000	1,004,500
Rolls-Royce PLC 5.75% 10/15/27 (a)	615,000	661,402
The Boeing Co.:
5.04% 5/1/27	6,070,000	6,997,589
5.15% 5/1/30	6,070,000	7,105,234
5.805% 5/1/50	6,070,000	7,806,893
5.93% 5/1/60	6,070,000	7,891,250
TransDigm, Inc.:
6.25% 3/15/26 (a)	2,552,000	2,690,012
7.5% 3/15/27	95,000	101,327
8% 12/15/25 (a)	1,120,000	1,211,403
		43,263,509
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. 6.25% 5/1/25 (a)	1,705,000	1,823,191
Building Products - 0.0%
Advanced Drain Systems, Inc. 5% 9/30/27 (a)	965,000	1,005,723
Standard Industries, Inc. 4.375% 7/15/30 (a)	715,000	722,786
		1,728,509
Commercial Services & Supplies - 0.0%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	915,000	915,000
Nielsen Finance LLC/Nielsen Finance Co.:
5.625% 10/1/28 (a)	495,000	523,463
5.875% 10/1/30 (a)	490,000	529,200
Prime Securities Services Borrower LLC/Prime Finance, Inc. 3.375% 8/31/27 (a)	1,230,000	1,180,493
Stericycle, Inc. 3.875% 1/15/29 (a)	450,000	448,875
		3,597,031
Construction & Engineering - 0.0%
AECOM 5.125% 3/15/27	1,077,000	1,191,431
Electrical Equipment - 0.0%
Sensata Technologies BV 4% 4/15/29 (a)	275,000	275,495
Industrial Conglomerates - 0.2%
General Electric Co.:
3.45% 5/1/27	2,582,000	2,843,459
3.625% 5/1/30	6,002,000	6,592,238
4.25% 5/1/40	18,800,000	21,249,359
4.35% 5/1/50	21,476,000	24,472,109
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25% 2/1/27 (a)	500,000	488,750
		55,645,915
Machinery - 0.0%
Vertical U.S. Newco, Inc. 5.25% 7/15/27 (a)	1,065,000	1,107,600
Professional Services - 0.0%
ASGN, Inc. 4.625% 5/15/28 (a)	1,470,000	1,528,800
Booz Allen Hamilton, Inc. 3.875% 9/1/28 (a)	765,000	765,511
TriNet Group, Inc. 3.5% 3/1/29 (a)	405,000	393,863
		2,688,174
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
0.7% 2/15/24	10,742,000	10,698,191
2.25% 1/15/23	1,863,000	1,913,061
3% 9/15/23	583,000	610,409
3.375% 6/1/21	1,957,000	1,957,000
3.375% 7/1/25	11,630,000	12,486,088
3.75% 2/1/22	2,924,000	2,971,825
3.75% 6/1/26	5,000,000	5,410,840
4.25% 2/1/24	7,180,000	7,800,272
4.25% 9/15/24	2,331,000	2,550,464
		46,398,150
Transportation Infrastructure - 0.1%
Avolon Holdings Funding Ltd.:
3.25% 2/15/27 (a)	10,726,000	11,004,742
3.625% 5/1/22 (a)	2,141,000	2,193,490
3.95% 7/1/24 (a)	2,844,000	3,028,301
4.375% 5/1/26 (a)	7,394,000	7,970,649
5.25% 5/15/24 (a)	4,186,000	4,596,471
		28,793,653

TOTAL INDUSTRIALS		186,512,658

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment & Components - 0.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (a)	5,600,000	6,094,485
6.02% 6/15/26 (a)	1,948,000	2,322,318
Sensata Technologies, Inc. 3.75% 2/15/31 (a)	1,410,000	1,376,513
TTM Technologies, Inc. 4% 3/1/29 (a)	315,000	311,456
		10,104,772
IT Services - 0.0%
Gartner, Inc.:
3.75% 10/1/30 (a)	255,000	255,969
4.5% 7/1/28 (a)	395,000	415,738
Square, Inc. 2.75% 6/1/26 (a)	265,000	267,147
Twilio, Inc. 3.875% 3/15/31	200,000	203,222
		1,142,076
Semiconductors & Semiconductor Equipment - 0.2%
Broadcom, Inc.:
1.95% 2/15/28 (a)	2,879,000	2,852,812
2.45% 2/15/31 (a)	19,432,000	18,661,607
2.6% 2/15/33 (a)	19,432,000	18,501,781
3.5% 2/15/41 (a)	19,430,000	18,790,702
3.75% 2/15/51 (a)	9,284,000	9,021,175
Entegris, Inc. 4.375% 4/15/28 (a)	755,000	787,088
ON Semiconductor Corp. 3.875% 9/1/28 (a)	300,000	304,500
Qorvo, Inc. 3.375% 4/1/31 (a)	615,000	626,999
		69,546,664
Software - 0.1%
CDK Global, Inc. 5.25% 5/15/29 (a)	1,132,000	1,221,270
Crowdstrike Holdings, Inc. 3% 2/15/29	295,000	289,469
Fair Isaac Corp. 5.25% 5/15/26 (a)	793,000	888,160
Nuance Communications, Inc. 5.625% 12/15/26	1,382,000	1,453,864
Open Text Corp. 3.875% 2/15/28 (a)	420,000	419,887
Oracle Corp.:
2.5% 4/1/25	8,253,000	8,698,882
2.8% 4/1/27	8,253,000	8,770,625
2.95% 4/1/30	8,300,000	8,641,522
3.85% 4/1/60	8,300,000	8,291,903
		38,675,582
Technology Hardware, Storage & Peripherals - 0.0%
Hewlett Packard Enterprise Co. 4.4% 10/15/22 (b)	3,173,000	3,323,451

TOTAL INFORMATION TECHNOLOGY		122,792,545

MATERIALS - 0.1%
Chemicals - 0.1%
Axalta Coating Systems/Dutch Holding BV 4.75% 6/15/27 (a)	585,000	612,788
CF Industries Holdings, Inc.:
4.95% 6/1/43	5,000	5,658
5.15% 3/15/34	1,617,000	1,907,575
5.375% 3/15/44	255,000	297,713
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 3.9339% 6/15/22 (a)(b)(c)	1,326,000	1,309,634
6.875% 6/15/25 (a)	115,000	115,687
Methanex Corp.:
5.125% 10/15/27	765,000	799,425
5.25% 12/15/29	90,000	94,444
5.65% 12/1/44	581,000	588,931
NOVA Chemicals Corp. 5.25% 6/1/27 (a)	949,000	1,015,430
Olin Corp.:
5% 2/1/30	1,715,000	1,817,900
5.125% 9/15/27	975,000	1,018,017
5.625% 8/1/29	465,000	505,799
The Chemours Co. LLC:
5.375% 5/15/27	1,115,000	1,198,848
5.75% 11/15/28 (a)	275,000	293,937
Valvoline, Inc. 4.25% 2/15/30 (a)	165,000	168,300
W. R. Grace & Co.-Conn.:
4.875% 6/15/27 (a)	305,000	321,013
5.625% 10/1/24 (a)	1,254,000	1,379,400
		13,450,499
Containers & Packaging - 0.0%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc. 4.125% 8/15/26 (a)	25,000	25,594
Trivium Packaging Finance BV:
5.5% 8/15/26 (a)	485,000	505,613
8.5% 8/15/27 (a)	140,000	150,445
		681,652
Metals & Mining - 0.0%
FMG Resources (August 2006) Pty Ltd. 4.5% 9/15/27 (a)	10,000	10,858
HudBay Minerals, Inc. 4.5% 4/1/26 (a)	135,000	133,650
Kaiser Aluminum Corp. 4.625% 3/1/28 (a)	1,005,000	1,026,708
		1,171,216

TOTAL MATERIALS		15,303,367

REAL ESTATE - 0.8%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Alexandria Real Estate Equities, Inc.:
2% 5/18/32	8,258,000	7,858,958
4.9% 12/15/30	7,224,000	8,666,844
Boston Properties, Inc. 4.5% 12/1/28	4,766,000	5,484,840
Corporate Office Properties LP:
2.25% 3/15/26	2,969,000	3,049,324
2.75% 4/15/31	2,188,000	2,149,496
5% 7/1/25	2,273,000	2,570,592
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	720,000	738,000
Duke Realty LP:
3.25% 6/30/26	589,000	639,468
3.625% 4/15/23	1,544,000	1,617,392
Healthcare Trust of America Holdings LP:
3.1% 2/15/30	1,868,000	1,949,002
3.5% 8/1/26	1,945,000	2,144,497
Hudson Pacific Properties LP 4.65% 4/1/29	10,668,000	12,121,020
Iron Mountain, Inc. 4.875% 9/15/29 (a)	615,000	630,375
Lexington Corporate Properties Trust:
2.7% 9/15/30	1,445,000	1,443,466
4.4% 6/15/24	948,000	1,029,422
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	1,508,000	1,594,725
4.5% 1/15/28	637,000	667,735
4.625% 6/15/25 (a)	150,000	159,000
5.75% 2/1/27	256,000	283,441
Omega Healthcare Investors, Inc.:
3.25% 4/15/33	9,457,000	9,240,525
3.375% 2/1/31	5,854,000	5,908,863
3.625% 10/1/29	8,376,000	8,758,638
4.375% 8/1/23	1,006,000	1,076,156
4.5% 1/15/25	2,013,000	2,201,061
4.5% 4/1/27	716,000	794,539
4.75% 1/15/28	11,294,000	12,624,366
4.95% 4/1/24	882,000	961,592
5.25% 1/15/26	3,755,000	4,288,757
Realty Income Corp. 3.25% 1/15/31	1,828,000	1,954,225
Retail Opportunity Investments Partnership LP:
4% 12/15/24	641,000	690,008
5% 12/15/23	494,000	534,099
Retail Properties America, Inc.:
4% 3/15/25	10,791,000	11,510,952
4.75% 9/15/30	17,486,000	19,042,259
SBA Communications Corp. 3.875% 2/15/27	515,000	526,588
Service Properties Trust:
3.95% 1/15/28	40,000	35,800
4.375% 2/15/30	415,000	373,500
4.95% 2/15/27	600,000	574,500
4.95% 10/1/29	245,000	228,463
5.5% 12/15/27	230,000	236,708
Simon Property Group LP:
2.45% 9/13/29	3,008,000	3,054,311
3.375% 12/1/27	6,125,000	6,667,095
SITE Centers Corp.:
3.625% 2/1/25	1,532,000	1,609,773
4.25% 2/1/26	2,753,000	2,980,703
Store Capital Corp.:
2.75% 11/18/30	3,456,000	3,424,143
4.625% 3/15/29	2,374,000	2,678,713
The GEO Group, Inc. 6% 4/15/26	305,000	183,355
Uniti Group, Inc. 7.875% 2/15/25 (a)	1,050,000	1,124,813
Ventas Realty LP:
3% 1/15/30	11,060,000	11,444,355
3.125% 6/15/23	1,033,000	1,078,808
4% 3/1/28	2,150,000	2,396,839
4.125% 1/15/26	999,000	1,119,057
4.75% 11/15/30	16,500,000	19,396,771
VEREIT Operating Partnership LP:
2.2% 6/15/28	1,380,000	1,386,376
2.85% 12/15/32	1,698,000	1,729,714
3.4% 1/15/28	2,874,000	3,104,393
VICI Properties, Inc.:
4.25% 12/1/26 (a)	1,640,000	1,687,150
4.625% 12/1/29 (a)	595,000	619,008
Vornado Realty LP:
2.15% 6/1/26	3,558,000	3,588,730
3.4% 6/1/31	12,870,000	12,970,107
Weingarten Realty Investors 3.375% 10/15/22	456,000	470,595
WP Carey, Inc.:
3.85% 7/15/29	1,773,000	1,937,686
4% 2/1/25	3,423,000	3,728,371
4.6% 4/1/24	5,327,000	5,845,806
		230,585,868
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	7,832,000	8,197,853
3.95% 11/15/27	4,382,000	4,747,984
4.1% 10/1/24	3,961,000	4,306,341
4.55% 10/1/29	1,896,000	2,090,648
CBRE Group, Inc.:
2.5% 4/1/31	10,225,000	10,152,743
4.875% 3/1/26	7,844,000	9,099,699
Essex Portfolio LP 3.875% 5/1/24	1,923,000	2,083,398
Howard Hughes Corp. 4.375% 2/1/31 (a)	395,000	391,544
Mack-Cali Realty LP:
3.15% 5/15/23	3,573,000	3,741,120
4.5% 4/18/22	678,000	694,773
Mid-America Apartments LP 4% 11/15/25	828,000	919,985
Post Apartment Homes LP 3.375% 12/1/22	502,000	519,980
Tanger Properties LP:
3.125% 9/1/26	2,628,000	2,743,838
3.75% 12/1/24	2,635,000	2,826,326
3.875% 12/1/23	475,000	503,734
3.875% 7/15/27	11,191,000	11,949,634
		64,969,600

TOTAL REAL ESTATE		295,555,468

UTILITIES - 0.5%
Electric Utilities - 0.2%
Clearway Energy Operating LLC:
3.75% 2/15/31 (a)	925,000	894,938
4.75% 3/15/28 (a)	140,000	144,725
5% 9/15/26	925,000	952,750
Cleco Corporate Holdings LLC 3.375% 9/15/29	4,843,000	4,953,401
DPL, Inc. 4.35% 4/15/29	7,785,000	8,446,725
Duquesne Light Holdings, Inc.:
2.532% 10/1/30 (a)	2,328,000	2,256,695
5.9% 12/1/21 (a)	3,889,000	3,986,368
FirstEnergy Corp.:
4.75% 3/15/23	4,502,000	4,752,761
7.375% 11/15/31	5,738,000	7,642,327
InterGen NV 7% 6/30/23 (a)	964,000	950,292
IPALCO Enterprises, Inc. 3.7% 9/1/24	1,963,000	2,119,976
NextEra Energy Partners LP 4.25% 9/15/24 (a)	56,000	59,004
NRG Energy, Inc.:
3.625% 2/15/31 (a)	1,785,000	1,711,369
5.25% 6/15/29 (a)	484,000	508,200
5.75% 1/15/28	581,000	615,802
6.625% 1/15/27	185,000	191,991
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	1,349,547	1,444,016
PG&E Corp.:
5% 7/1/28	3,765,000	3,746,175
5.25% 7/1/30	1,155,000	1,167,994
Vistra Operations Co. LLC:
5% 7/31/27 (a)	2,293,000	2,341,726
5.5% 9/1/26 (a)	3,498,000	3,611,483
5.625% 2/15/27 (a)	665,000	689,938
		53,188,656
Gas Utilities - 0.0%
Nakilat, Inc. 6.067% 12/31/33 (a)	1,213,000	1,475,539
Superior Plus LP / Superior General Partner, Inc. 4.5% 3/15/29 (a)	185,000	188,156
		1,663,695
Independent Power and Renewable Electricity Producers - 0.1%
TerraForm Power Operating LLC:
4.75% 1/15/30 (a)	75,000	76,671
5% 1/31/28 (a)	656,000	689,269
The AES Corp.:
2.45% 1/15/31 (a)	4,011,000	3,889,019
3.3% 7/15/25 (a)	15,965,000	17,030,983
3.95% 7/15/30 (a)	13,922,000	15,031,583
		36,717,525
Multi-Utilities - 0.2%
Berkshire Hathaway Energy Co.:
3.7% 7/15/30	1,758,000	1,967,540
4.05% 4/15/25	21,459,000	23,912,812
Consolidated Edison Co. of New York, Inc. 3.95% 4/1/50	2,477,000	2,735,531
NiSource, Inc.:
2.95% 9/1/29	12,206,000	12,779,624
3.49% 5/15/27	13,900,000	15,320,747
5.95% 6/15/41	1,737,000	2,333,948
Puget Energy, Inc.:
4.1% 6/15/30	6,250,000	6,893,906
5.625% 7/15/22	3,305,000	3,457,863
6% 9/1/21	3,185,000	3,229,194
Sempra Energy 6% 10/15/39	2,744,000	3,739,121
WEC Energy Group, Inc. 3 month U.S. LIBOR + 2.110% 2.2684% 5/15/67 (b)(c)	1,843,000	1,709,312
		78,079,598

TOTAL UTILITIES		169,649,474

TOTAL NONCONVERTIBLE BONDS
(Cost $3,900,475,497)		4,237,273,577

U.S. Treasury Obligations - 7.5%
U.S. Treasury Bonds 2.375% 5/15/51	674,726,000	687,798,816
U.S. Treasury Notes:
0.125% 6/30/22	$455,500,000	$455,660,136
0.5% 5/31/27	520,000,000	503,018,750
0.875% 11/15/30	428,909,000	402,504,290
1.125% 2/28/22	199,000,000	200,601,329
1.125% 2/15/31	160,064,000	153,236,270
1.25% 4/30/28	250,000,000	249,921,875
3.125% 11/15/28	51,642,000	58,206,183
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $2,705,999,568)		2,710,947,649

U.S. Government Agency - Mortgage Securities - 17.0%
Fannie Mae - 3.7%
12 month U.S. LIBOR + 1.440% 1.779% 4/1/37 (b)(c)	11,088	11,632
12 month U.S. LIBOR + 1.460% 2.017% 1/1/35 (b)(c)	8,401	8,796
12 month U.S. LIBOR + 1.480% 2.423% 7/1/34 (b)(c)	2,052	2,145
12 month U.S. LIBOR + 1.530% 1.91% 3/1/36 (b)(c)	1,782	1,873
12 month U.S. LIBOR + 1.550% 2.553% 6/1/36 (b)(c)	10,321	10,861
12 month U.S. LIBOR + 1.560% 1.94% 3/1/37 (b)(c)	6,498	6,849
12 month U.S. LIBOR + 1.620% 2.108% 3/1/33 (b)(c)	9,496	9,920
12 month U.S. LIBOR + 1.620% 2.383% 5/1/36 (b)(c)	24,508	25,773
12 month U.S. LIBOR + 1.630% 2.156% 9/1/36 (b)(c)	8,236	8,675
12 month U.S. LIBOR + 1.630% 2.283% 5/1/35 (b)(c)	19,212	20,145
12 month U.S. LIBOR + 1.640% 2.096% 6/1/47 (b)(c)	13,908	14,794
12 month U.S. LIBOR + 1.670% 2.223% 11/1/36 (b)(c)	5,485	5,770
12 month U.S. LIBOR + 1.670% 2.235% 7/1/43 (b)(c)	166,354	174,445
12 month U.S. LIBOR + 1.680% 1.935% 4/1/36 (b)(c)	3,926	4,134
12 month U.S. LIBOR + 1.700% 2.284% 6/1/42 (b)(c)	13,080	13,711
12 month U.S. LIBOR + 1.710% 2.377% 8/1/35 (b)(c)	5,908	6,229
12 month U.S. LIBOR + 1.730% 2.126% 3/1/40 (b)(c)	17,919	18,908
12 month U.S. LIBOR + 1.730% 2.408% 5/1/36 (b)(c)	10,570	11,153
12 month U.S. LIBOR + 1.750% 2.241% 7/1/35 (b)(c)	4,822	5,075
12 month U.S. LIBOR + 1.750% 2.411% 8/1/41 (b)(c)	18,974	20,012
12 month U.S. LIBOR + 1.800% 2.175% 1/1/42 (b)(c)	31,783	33,476
12 month U.S. LIBOR + 1.800% 2.385% 12/1/40 (b)(c)	497,139	526,278
12 month U.S. LIBOR + 1.800% 2.702% 7/1/41 (b)(c)	11,018	11,601
12 month U.S. LIBOR + 1.810% 2.185% 12/1/39 (b)(c)	9,841	10,403
12 month U.S. LIBOR + 1.810% 2.193% 2/1/42 (b)(c)	26,970	28,468
12 month U.S. LIBOR + 1.810% 2.321% 9/1/41 (b)(c)	7,318	7,741
12 month U.S. LIBOR + 1.810% 2.7% 7/1/41 (b)(c)	11,101	11,736
12 month U.S. LIBOR + 1.820% 2.2% 2/1/35 (b)(c)	33,966	35,921
12 month U.S. LIBOR + 1.830% 2.33% 10/1/41 (b)(c)	3,997	4,121
12 month U.S. LIBOR + 1.950% 2.806% 7/1/37 (b)(c)	19,119	20,352
6 month U.S. LIBOR + 1.500% 1.755% 1/1/35 (b)(c)	20,175	21,003
6 month U.S. LIBOR + 1.530% 1.785% 12/1/34 (b)(c)	3,750	3,906
6 month U.S. LIBOR + 1.530% 1.785% 3/1/35 (b)(c)	3,742	3,901
6 month U.S. LIBOR + 1.550% 1.8% 10/1/33 (b)(c)	1,393	1,450
6 month U.S. LIBOR + 1.560% 1.815% 7/1/35 (b)(c)	2,412	2,519
6 month U.S. LIBOR + 1.740% 1.99% 12/1/34 (b)(c)	364	381
6 month U.S. LIBOR + 1.960% 2.21% 9/1/35 (b)(c)	4,377	4,621
U.S. TREASURY 1 YEAR INDEX + 2.200% 2.333% 3/1/35 (b)(c)	4,129	4,368
U.S. TREASURY 1 YEAR INDEX + 2.270% 2.395% 6/1/36 (b)(c)	23,012	24,254
U.S. TREASURY 1 YEAR INDEX + 2.280% 2.417% 10/1/33 (b)(c)	10,191	10,727
U.S. TREASURY 1 YEAR INDEX + 2.460% 2.697% 7/1/34 (b)(c)	23,637	24,897
2.5% 5/1/31 to 10/1/50 (d)	128,903,081	134,671,682
3% 7/1/27 to 4/1/51 (d)(e)(f)(g)	564,514,847	596,426,001
3.25% 12/1/41	6,677	7,174
3.4% 7/1/42 to 9/1/42	116,976	125,708
3.5% 7/1/32 to 5/1/50	384,201,147	409,371,256
3.525% 5/1/42	3,888	4,238
3.65% 5/1/42 to 8/1/42	36,809	39,942
3.9% 4/1/42	10,280	11,305
4% 11/1/31 to 11/1/49	78,616,066	85,891,460
4.25% 11/1/41	29,908	32,967
4.5% to 4.5% 12/1/23 to 9/1/49 (e)	65,029,087	71,177,886
5% 1/1/22 to 2/1/49	12,003,496	13,577,793
5.26% 8/1/41 (b)	354,125	401,514
5.5% 10/1/21 to 9/1/24	13,123	13,313
6% to 6% 11/1/21 to 1/1/42	1,713,730	2,024,601
6.5% 3/1/22 to 5/1/38	248,273	283,520
6.594% 2/1/39 (b)	273,486	303,920
7% to 7% 12/1/22 to 7/1/37	177,505	204,060
7.5% to 7.5% 9/1/22 to 9/1/32	89,116	102,232
8% 3/1/37	3,112	3,797
8.5% 2/1/22 to 9/1/22	129	134
9% 10/1/30	3,837	4,558

TOTAL FANNIE MAE		1,315,852,085

Freddie Mac - 2.2%
12 month U.S. LIBOR + 1.320% 1.7% 1/1/36 (b)(c)	6,911	7,198
12 month U.S. LIBOR + 1.370% 1.812% 3/1/36 (b)(c)	26,360	27,546
12 month U.S. LIBOR + 1.500% 1.91% 3/1/36 (b)(c)	26,491	27,806
12 month U.S. LIBOR + 1.510% 2.015% 11/1/35 (b)(c)	6,253	6,558
12 month U.S. LIBOR + 1.750% 2.179% 12/1/40 (b)(c)	233,166	246,216
12 month U.S. LIBOR + 1.750% 2.328% 9/1/41 (b)(c)	84,416	89,037
12 month U.S. LIBOR + 1.750% 2.597% 7/1/41 (b)(c)	55,504	58,531
12 month U.S. LIBOR + 1.790% 2.168% 4/1/37 (b)(c)	2,553	2,703
12 month U.S. LIBOR + 1.860% 2.114% 4/1/36 (b)(c)	9,386	9,930
12 month U.S. LIBOR + 1.880% 2.178% 4/1/41 (b)(c)	4,726	4,996
12 month U.S. LIBOR + 1.880% 2.481% 9/1/41 (b)(c)	8,879	9,366
12 month U.S. LIBOR + 1.890% 2.536% 10/1/42 (b)(c)	31,416	33,308
12 month U.S. LIBOR + 1.910% 2.466% 5/1/41 (b)(c)	16,313	17,274
12 month U.S. LIBOR + 1.910% 2.64% 5/1/41 (b)(c)	13,704	14,511
12 month U.S. LIBOR + 1.910% 2.761% 6/1/41 (b)(c)	17,354	18,376
12 month U.S. LIBOR + 1.910% 2.91% 6/1/41 (b)(c)	4,454	4,718
12 month U.S. LIBOR + 1.920% 2.92% 6/1/36 (b)(c)	5,207	5,528
12 month U.S. LIBOR + 1.960% 2.851% 6/1/33 (b)(c)	12,727	13,447
12 month U.S. LIBOR + 2.020% 2.32% 4/1/38 (b)(c)	14,334	15,126
12 month U.S. LIBOR + 2.030% 2.567% 3/1/33 (b)(c)	307	323
12 month U.S. LIBOR + 2.040% 2.97% 7/1/36 (b)(c)	16,448	17,446
12 month U.S. LIBOR + 2.200% 2.575% 12/1/36 (b)(c)	23,437	24,910
6 month U.S. LIBOR + 1.120% 1.375% 8/1/37 (b)(c)	8,623	8,872
6 month U.S. LIBOR + 1.580% 1.83% 12/1/35 (b)(c)	999	1,044
6 month U.S. LIBOR + 1.720% 1.97% 8/1/37 (b)(c)	3,643	3,831
6 month U.S. LIBOR + 1.840% 2.095% 2/1/37 (b)(c)	4,423	4,665
6 month U.S. LIBOR + 1.880% 2.136% 10/1/36 (b)(c)	30,402	31,937
6 month U.S. LIBOR + 1.990% 2.248% 10/1/35 (b)(c)	11,203	11,793
6 month U.S. LIBOR + 2.020% 2.269% 6/1/37 (b)(c)	22,133	23,346
6 month U.S. LIBOR + 2.680% 2.932% 10/1/35 (b)(c)	10,993	11,628
U.S. TREASURY 1 YEAR INDEX + 2.030% 2.313% 6/1/33 (b)(c)	23,627	24,855
U.S. TREASURY 1 YEAR INDEX + 2.260% 2.653% 6/1/33 (b)(c)	40,614	42,652
U.S. TREASURY 1 YEAR INDEX + 2.430% 2.655% 3/1/35 (b)(c)	82,230	86,803
2.5% 6/1/31 to 11/1/50	103,752,387	108,186,354
3% 6/1/31 to 8/1/50	295,246,153	311,940,702
3.5% 6/1/27 to 4/1/50 (d)(f)(h)	203,171,299	217,162,350
3.5% 8/1/47	3,588,487	3,834,218
4% 6/1/33 to 1/1/49 (e)	116,494,986	126,462,253
4% 4/1/48	30,188	32,323
4.5% 6/1/25 to 12/1/48	16,000,097	17,612,875
5% 7/1/33 to 7/1/41	3,487,219	3,977,051
5.5% 6/1/22	5,591	5,679
6% 12/1/21 to 12/1/37	365,190	426,331
6.5% 6/1/21 to 9/1/39	594,043	697,138
7% 3/1/26 to 9/1/36	177,476	206,863
7.5% 1/1/27 to 7/1/34	48,651	56,868
8% 7/1/24 to 4/1/32	3,977	4,581
8.5% 12/1/22 to 1/1/28	2,423	2,709

TOTAL FREDDIE MAC		791,514,575

Ginnie Mae - 6.1%
3.5% 9/20/40 to 6/20/50	216,607,349	229,706,525
4% 7/20/33 to 6/20/49	181,078,814	195,386,209
4.5% 6/20/33 to 9/20/46	11,013,488	12,321,304
5.5% 8/15/33 to 9/15/39	298,912	347,054
6% to 6% 10/15/30 to 5/15/40	439,557	515,196
7% to 7% 11/15/22 to 11/15/32	177,594	205,187
7.5% to 7.5% 2/15/22 to 9/15/31	44,573	49,583
8% 11/15/21 to 11/15/29	11,688	12,744
8.5% to 8.5% 11/15/27 to 1/15/31	5,569	6,419
9% 1/15/23	20	21
2% 3/20/51 to 4/20/51	95,392,477	97,146,706
2% 6/1/51 (h)	46,400,000	47,200,214
2% 6/1/51 (h)	19,000,000	19,327,674
2% 6/1/51 (h)	18,500,000	18,819,051
2% 6/1/51 (h)	7,550,000	7,680,207
2% 6/1/51 (h)	45,400,000	46,182,968
2% 6/1/51 (h)	18,550,000	18,869,913
2% 6/1/51 (h)	35,800,000	36,417,407
2% 6/1/51 (h)	14,600,000	14,851,792
2% 6/1/51 (h)	7,300,000	7,425,896
2% 6/1/51 (h)	17,900,000	18,208,703
2% 6/1/51 (h)	13,300,000	13,529,372
2% 6/1/51 (h)	5,500,000	5,594,853
2% 6/1/51 (h)	8,950,000	9,104,352
2% 6/1/51 (h)	3,650,000	3,712,948
2% 6/1/51 (h)	2,850,000	2,899,151
2% 6/1/51 (h)	1,150,000	1,169,833
2% 6/1/51 (h)	1,650,000	1,678,456
2% 6/1/51 (h)	950,000	966,384
2% 6/1/51 (h)	10,000,000	10,172,460
2% 7/1/51 (h)	14,150,000	14,369,158
2% 7/1/51 (h)	5,700,000	5,788,283
2% 7/1/51 (h)	9,450,000	9,596,363
2% 7/1/51 (h)	3,800,000	3,858,855
2% 7/1/51 (h)	9,500,000	9,647,138
2% 7/1/51 (h)	23,700,000	24,067,070
2% 7/1/51 (h)	56,850,000	57,730,504
2% 7/1/51 (h)	22,800,000	23,153,131
2% 7/1/51 (h)	33,150,000	33,663,434
2% 7/1/51 (h)	13,300,000	13,505,993
2.5% 11/20/47 to 3/20/51	136,954,522	142,032,961
2.5% 6/1/51 (h)	13,300,000	13,775,313
2.5% 6/1/51 (h)	6,250,000	6,473,361
2.5% 6/1/51 (h)	3,400,000	3,521,509
2.5% 6/1/51 (h)	12,550,000	12,998,509
2.5% 6/1/51 (h)	11,650,000	12,066,345
2.5% 6/1/51 (h)	4,050,000	4,194,738
2.5% 6/1/51 (h)	17,975,000	18,617,387
2.5% 6/1/51 (h)	5,000,000	5,178,689
2.5% 6/1/51 (h)	10,200,000	10,564,526
2.5% 6/1/51 (h)	50,750,000	52,563,693
2.5% 6/1/51 (h)	18,200,000	18,850,428
2.5% 6/1/51 (h)	8,450,000	8,751,984
2.5% 6/1/51 (h)	3,300,000	3,417,935
3% 5/15/42 to 11/20/50	200,201,768	209,368,077
3% 6/1/51 (h)	9,650,000	10,067,860
3% 6/1/51 (h)	8,800,000	9,181,054
3% 6/1/51 (h)	32,950,000	34,376,788
3% 6/1/51 (h)	4,950,000	5,164,343
3% 6/1/51 (h)	15,300,000	15,962,514
3% 6/1/51 (h)	9,500,000	9,911,365
3% 6/1/51 (h)	25,700,000	26,812,851
3% 6/1/51 (h)	15,850,000	16,536,330
3% 7/1/51 (h)	35,450,000	36,973,964
3% 7/1/51 (h)	15,150,000	15,801,285
3% 7/1/51 (h)	35,400,000	36,921,814
3% 7/1/51 (h)	15,125,000	15,775,210
3% 7/1/51 (h)	29,075,000	30,324,908
3% 7/1/51 (h)	12,425,000	12,959,140
3% 7/1/51 (h)	20,100,000	20,964,081
3% 7/1/51 (h)	9,400,000	9,804,098
3.5% 6/1/51 (h)	16,650,000	17,513,209
3.5% 6/1/51 (h)	33,400,000	35,131,603
3.5% 6/1/51 (h)	32,650,000	34,342,720
3.5% 6/1/51 (h)	10,400,000	10,939,182
3.5% 6/1/51 (h)	6,225,000	6,547,731
3.5% 6/1/51 (h)	19,575,000	20,589,854
3.5% 6/1/51 (h)	4,750,000	4,996,261
3.5% 6/1/51 (h)	1,500,000	1,577,767
3.5% 6/1/51 (h)	9,400,000	9,887,337
3.5% 6/1/51 (h)	3,000,000	3,155,533
3.5% 6/1/51 (h)	10,825,000	11,386,216
3.5% 6/1/51 (h)	3,450,000	3,628,863
3.5% 6/1/51 (h)	9,200,000	9,676,968
3.5% 6/1/51 (h)	8,000,000	8,414,755
3.5% 6/1/51 (h)	10,100,000	10,623,628
3.5% 6/1/51 (h)	28,000,000	29,451,643
3.5% 7/1/51 (h)	10,700,000	11,258,915
3.5% 7/1/51 (h)	28,750,000	30,251,756
3.5% 7/1/51 (h)	4,600,000	4,840,281
3.5% 7/1/51 (h)	2,450,000	2,577,976
4% 6/1/51 (h)	61,400,000	65,165,994
5% 4/15/33 to 6/20/48	18,881,397	20,862,834
6.5% 3/20/31 to 6/15/37	68,172	80,148

TOTAL GINNIE MAE		2,197,702,745

Uniform Mortgage Backed Securities - 5.0%
1.5% 6/1/36 (h)	25,150,000	25,460,447
1.5% 6/1/36 (h)	5,200,000	5,264,188
1.5% 6/1/36 (h)	5,150,000	5,213,571
2% 6/1/36 (h)	11,700,000	12,088,476
2% 6/1/36 (h)	15,400,000	15,911,328
2% 6/1/51 (h)	23,300,000	23,541,710
2% 6/1/51 (h)	58,300,000	58,904,793
2% 6/1/51 (h)	25,100,000	25,360,382
2% 6/1/51(h)	16,700,000	16,873,242
2% 6/1/51 (h)	42,250,000	42,688,293
2% 6/1/51 (h)	11,800,000	11,922,411
2% 6/1/51 (h)	42,375,000	42,814,590
2% 6/1/51 (h)	15,300,000	15,458,719
2% 6/1/51 (h)	41,550,000	41,981,031
2% 6/1/51 (h)	15,300,000	15,458,719
2% 6/1/51 (h)	37,875,000	38,267,908
2% 6/1/51 (h)	11,400,000	11,518,261
2% 6/1/51 (h)	54,250,000	54,812,779
2% 6/1/51 (h)	44,050,000	44,506,966
2% 6/1/51 (h)	30,600,000	30,917,438
2% 6/1/51 (h)	54,250,000	54,812,779
2% 7/1/51 (h)	60,600,000	61,091,357
2% 7/1/51 (h)	23,300,000	23,488,921
2% 7/1/51 (h)	23,500,000	23,690,543
2% 7/1/51 (h)	62,400,000	62,905,952
2% 7/1/51 (h)	11,650,000	11,744,461
2% 7/1/51 (h)	42,550,000	42,895,004
2.5% 6/1/51 (h)	68,200,000	70,616,299
2.5% 6/1/51 (h)	16,100,000	16,670,417
2.5% 6/1/51 (h)	22,250,000	23,038,309
2.5% 6/1/51 (h)	7,050,000	7,299,779
2.5% 6/1/51 (h)	18,550,000	19,207,219
2.5% 6/1/51 (h)	5,850,000	6,057,263
2.5% 6/1/51 (h)	26,600,000	27,542,427
2.5% 6/1/51 (h)	8,400,000	8,697,609
2.5% 6/1/51 (h)	4,700,000	4,866,519
2.5% 6/1/51 (h)	2,600,000	2,692,117
2.5% 6/1/51 (h)	3,800,000	3,934,632
2.5% 6/1/51 (h)	2,000,000	2,070,859
2.5% 6/1/51 (h)	15,400,000	15,945,616
2.5% 6/1/51 (h)	28,700,000	29,716,830
2.5% 7/1/51 (h)	30,100,000	31,094,709
2.5% 7/1/51 (h)	2,950,000	3,047,488
3% 6/1/51 (h)	17,300,000	18,067,689
3% 6/1/51 (h)	5,300,000	5,535,188
3% 6/1/51 (h)	18,900,000	19,738,689
3% 6/1/51 (h)	5,775,000	6,031,266
3% 6/1/51 (h)	100,000	104,438
3% 6/1/51 (h)	2,600,000	2,715,375
3.5% 6/1/51 (h)	12,050,000	12,719,872
3.5% 6/1/51 (h)	60,300,000	63,652,137
3.5% 6/1/51 (h)	48,100,000	50,773,927
3.5% 6/1/51 (h)	9,550,000	10,080,894
3.5% 6/1/51 (h)	6,350,000	6,703,003
3.5% 6/1/51 (h)	71,550,000	75,527,536
3.5% 6/1/51 (h)	6,100,000	6,439,105
3.5% 6/1/51 (h)	67,075,000	70,803,766
3.5% 6/1/51 (h)	8,100,000	8,550,287
3.5% 6/1/51 (h)	41,000,000	43,279,231
3.5% 6/1/51 (h)	2,200,000	2,322,300
3.5% 6/1/51 (h)	5,900,000	6,227,987
3.5% 6/1/51 (h)	3,100,000	3,272,332
3.5% 6/1/51 (h)	2,400,000	2,533,418
3.5% 6/1/51 (h)	5,400,000	5,700,191
3.5% 6/1/51 (h)	6,800,000	7,178,019
3.5% 6/1/51 (h)	2,050,000	2,163,962
3.5% 6/1/51 (h)	1,950,000	2,058,402
3.5% 6/1/51 (h)	40,000,000	42,223,640
3.5% 7/1/51 (h)	76,500,000	80,800,524
3.5% 7/1/51 (h)	50,700,000	53,550,151
3.5% 7/1/51 (h)	15,400,000	16,265,726
3.5% 7/1/51 (h)	10,250,000	10,826,214
3.5% 7/1/51 (h)	55,850,000	58,989,664
3.5% 7/1/51 (h)	11,250,000	11,882,430

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,798,809,724

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $6,065,414,862)		6,103,879,129

Asset-Backed Securities - 2.2%
AASET Trust:
Series 2018-1A Class A, 3.844% 1/16/38 (a)	$8,439,800	$8,086,363
Series 2019-1 Class A, 3.844% 5/15/39 (a)	4,903,084	4,919,632
Series 2019-2:
Class A, 3.376% 10/16/39 (a)	8,425,548	8,439,788
Class B, 4.458% 10/16/39 (a)	1,488,945	1,223,536
Affirm, Inc. Series 2021-A Class A, 0.88% 8/15/25 (a)	4,062,000	4,069,497
Aimco Series 2019-10A Class A, 3 month U.S. LIBOR + 1.320% 1.5038% 7/22/32 (a)(b)(c)	11,898,000	11,899,118
AIMCO CLO Ltd.:
Series 2020-11A Class A1, 3 month U.S. LIBOR + 1.380% 1.5638% 10/15/31 (a)(b)(c)	8,424,000	8,437,731
Series 2021-12A Class A, 3 month U.S. LIBOR + 1.210% 1.4356% 1/17/32 (a)(b)(c)	9,320,000	9,312,320
Ajax Mortgage Loan Trust Series 2021-C Class A, 2.115% 1/25/61 (a)	2,841,162	2,842,516
Allegany Park CLO, Ltd. / Allegany Series 2020-1A Class A, 3 month U.S. LIBOR + 1.330% 1.5183% 1/20/33 (a)(b)(c)	4,684,000	4,694,230
Allegro CLO, Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.140% 0% 7/20/34 (a)(b)(c)(h)	8,250,000	8,250,000
Apollo Aviation Securitization Equity Trust Series 2020-1A:
Class A, 3.351% 1/16/40 (a)	4,541,205	4,547,454
Class B, 4.335% 1/16/40 (a)	766,953	629,151
Ares CLO Series 2019-54A Class A, 3 month U.S. LIBOR + 1.320% 1.5038% 10/15/32 (a)(b)(c)	8,066,000	8,075,115
Ares CLO Ltd. Series 2020-58A Class A, 3 month U.S. LIBOR + 1.220% 1.4558% 1/15/33 (a)(b)(c)	11,060,000	11,077,187
Ares LV CLO Ltd. Series 2020-55A Class A1, 3 month U.S. LIBOR + 1.700% 1.8838% 4/15/31 (a)(b)(c)	8,740,000	8,762,357
Ares XLI CLO Ltd. / Ares XLI CLO LLC Series 2021-41A Class AR2, 3 month U.S. LIBOR + 1.070% 1.6679% 4/15/34 (a)(b)(c)	11,760,000	11,762,164
Ares XXXIV CLO Ltd. Series 2020-2A Class AR2, 3 month U.S. LIBOR + 1.250% 1.4398% 4/17/33 (a)(b)(c)	20,753,000	20,843,110
Babson CLO Ltd./Cayman Islands Series 2020-1A Class A1, 3 month U.S. LIBOR + 1.400% 1.5838% 10/15/32 (a)(b)(c)	13,346,000	13,367,901
Barings CLO Ltd. Series 2021-4A Class A, 3 month U.S. LIBOR + 1.220% 1.444% 1/20/32 (a)(b)(c)	9,220,000	9,220,498
Beechwood Park CLO Ltd. Series 2019-1A Class A1, 3 month U.S. LIBOR + 1.330% 1.5198% 1/17/33 (a)(b)(c)	3,961,000	3,973,105
Blackbird Capital Aircraft Series 2016-1A:
Class A, 4.213% 12/16/41 (a)	5,961,667	6,014,731
Class AA, 2.487% 12/16/41 (a)(b)	950,125	955,117
Brazos Higher Education Authority, Inc.:
Series 2010-1 Class A1, 3 month U.S. LIBOR + 0.900% 1.047% 5/25/29 (b)(c)	312,971	313,350
Series 2011-2 Class A2, 3 month U.S. LIBOR + 0.850% 1.0258% 7/25/29 (b)(c)	449,592	450,904
Bristol Park CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 0.990% 1.1738% 4/15/29 (a)(b)(c)	10,597,000	10,594,510
Cascade Funding Mortgage Trust:
Series 2020-HB2 Class A, 3.4047% 4/25/30 (a)	13,008,854	13,150,846
Series 2020-HB3 Class A, 2.8115% 5/25/30 (a)(b)	1,562,177	1,574,886
Castlelake Aircraft Securitization Trust Series 2019-1A:
Class A, 3.967% 4/15/39 (a)	8,502,132	8,522,061
Class B, 5.095% 4/15/39 (a)	3,608,108	3,388,995
Castlelake Aircraft Structured Trust:
Series 2018-1 Class A, 4.125% 6/15/43 (a)	5,330,671	5,325,327
Series 2021-1A:
Class A, 3.474% 1/15/46 (a)	3,309,880	3,380,542
Class B, 6.656% 1/15/46 (a)	3,389,440	3,544,505
Cedar Funding Ltd.:
Series 2019-10A Class A, 3 month U.S. LIBOR + 1.340% 1.5283% 10/20/32 (a)(b)(c)	6,412,000	6,442,771
Series 2019-11A Class A1A, 3 month U.S. LIBOR + 1.350% 1.5405% 5/29/32 (a)(b)(c)	4,342,000	4,342,308
Cedar Funding XII CLO Ltd. / Cedar Funding XII CLO LLC Series 2020-12A Class A, 3 month U.S. LIBOR + 1.270% 1.4458% 10/25/32 (a)(b)(c)	5,250,000	5,267,656
Cent CLO Ltd. / Cent CLO Series 2020-29A Class A1N, 3 month U.S. LIBOR + 1.700% 1.8883% 7/20/31 (a)(b)(c)	10,867,000	10,924,269
Citi Mortgage Loan Trust Series 2007-1 Class 1A, 1 month U.S. LIBOR + 1.350% 1.4416% 10/25/37 (a)(b)(c)	147,168	147,887
CNH Equipment Trust Series 2019-C Class A2, 1.99% 3/15/23	692,892	693,981
Collegiate Funding Services Education Loan Trust Series 2004-A Class A4, 3 month U.S. LIBOR + 0.340% 0.533% 9/28/30 (b)(c)	546,997	545,476
Columbia Cent CLO 31 Ltd. Series 2021-31A Class A1, 3 month U.S. LIBOR + 1.200% 1.3474% 4/20/34 (a)(b)(c)	9,300,000	9,278,043
Columbia Cent CLO Ltd. / Columbia Cent CLO Corp. Series 2021-30A Class A1, 3 month U.S. LIBOR + 1.310% 1.534% 1/20/34 (a)(b)(c)	12,220,000	12,233,723
Consumer Loan Underlying Bond Credit Trust:
Series 2019-HP1 Class A, 2.59% 12/15/26 (a)	5,755,564	5,812,517
Series 2019-P1 Class A, 2.94% 7/15/26(a)	497,722	498,595
DB Master Finance LLC:
Series 2017-1A:
Class A2I, 3.629% 11/20/47 (a)	3,128,895	3,175,203
Class A2II, 4.03% 11/20/47 (a)	5,322,218	5,680,350
Series 2019-1A:
Class A23, 4.352% 5/20/49 (a)	987,413	1,084,209
Class A2II, 4.021% 5/20/49 (a)	742,770	784,439
Dominos Pizza Master Issuer LLC Series 2019-1A Class A2, 3.668% 10/25/49 (a)	2,108,313	2,269,029
Dryden 68 CLO Ltd. 3 month U.S. LIBOR + 1.310% 1.4938% 7/15/32 (a)(b)(c)	7,300,000	7,300,416
Dryden CLO, Ltd.:
Series 2019-76A Class A1, 3 month U.S. LIBOR + 1.330% 1.5183% 10/20/32 (a)(b)(c)	10,321,000	10,346,968
Series 2021-83A Class A, 3 month U.S. LIBOR + 1.220% 1.4573% 1/18/32 (a)(b)(c)	3,940,000	3,943,826
Dryden CLO, Ltd. / Dryden CLO, LLC Series 2020-85A Class A1, 3 month U.S. LIBOR + 1.350% 1.5338% 10/15/32 (a)(b)(c)	9,656,000	9,689,323
Dryden Senior Loan Fund:
Series 2018-70A Class A1, 3 month U.S. LIBOR + 1.170% 1.3536% 1/16/32 (a)(b)(c)	2,909,000	2,921,500
Series 2020-78A Class A, 3 month U.S. LIBOR + 1.180% 1.3698% 4/17/33 (a)(b)(c)	7,000,000	7,019,453
Eaton Vance CLO, Ltd.:
Series 2020-1A Class A, 3 month U.S. LIBOR + 1.650% 1.8338% 10/15/30 (a)(b)(c)	9,200,000	9,220,019
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.370% 1.5538% 10/15/32 (a)(b)(c)	9,400,000	9,415,134
Eaton Vance CLO, Ltd. / Eaton Vance CLO LLC Series 2021-1A Class A13R, 3 month U.S. LIBOR + 1.250% 1.4338% 1/15/34 (a)(b)(c)	2,000,000	1,998,824
Enterprise Fleet Financing LLC Series 2021-1 Class A2, 0.44% 12/21/26 (a)	11,363,000	11,371,318
Finance of America HECM Buyout Series 2021-HB1 Class A, 0.8754% 2/25/31 (a)(b)	7,540,137	7,544,830
Flatiron CLO Ltd.:
Series 2019-1A Class A, 3 month U.S. LIBOR + 1.320% 1.4759% 11/16/32 (a)(b)(c)	8,949,000	8,965,779
Series 2021-1A Class A1, 3 month U.S. LIBOR + 1.110% 1.11% 7/19/34 (a)(b)(c)(h)	7,180,000	7,180,000
Flatiron CLO Ltd. / Flatiron CLO LLC Series 2020-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4553% 11/20/33 (a)(b)(c)	8,920,000	8,994,402
Ford Credit Floorplan Master Owner Trust:
Series 2019-1 Class B, 3.04% 3/15/24	1,170,000	1,194,992
Series 2019-2 Class A, 3.06% 4/15/26	8,253,000	8,854,281
Series 2019-3 Class A1, 2.23% 9/15/24	4,320,000	4,430,936
Series 2019-4 Class A, 2.44% 9/15/26	1,300,000	1,376,133
GM Financial Automobile Leasing Trust Series 2020-1 Class A2A, 1.67% 4/20/22	1,410,027	1,412,181
GMF Floorplan Owner Revolving Trust Series 2018-4 Class A2, 1 month U.S. LIBOR + 0.410% 0.5109% 9/15/23(a)(b)(c)	4,186,000	4,190,348
Horizon Aircraft Finance I Ltd. Series 2018-1 Class A, 4.458% 12/15/38 (a)	3,229,754	3,277,898
Horizon Aircraft Finance Ltd. Series 2019-1 Class A, 3.721% 7/15/39 (a)	4,598,701	4,615,391
Lanark Master Issuer PLC Series 2020-1A Class 1A, 2.277% 12/22/69 (a)(b)	7,887,000	8,085,926
Lucali CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.210% 1.4484% 1/15/33 (a)(b)(c)	4,500,000	4,506,557
Madison Park Funding Series 2020-19A Class A1R2, 3 month U.S. LIBOR + 0.920% 1.1038% 1/22/28 (a)(b)(c)	2,736,643	2,736,637
Madison Park Funding L Ltd. / Madison Park Funding L LLC Series 2021-50A Class A, 3 month U.S. LIBOR + 1.140% 1.3358% 4/19/34 (a)(b)(c)	9,810,000	9,807,440
Madison Park Funding Ltd. Series 2019-37A Class A1, 3 month U.S. LIBOR + 1.300% 1.4838% 7/15/32 (a)(b)(c)	9,585,000	9,585,431
Madison Park Funding XLV Ltd./Madison Park Funding XLV LLC Series 2020-45A Class A, 3 month U.S. LIBOR + 1.650% 1.8338% 7/15/31 (a)(b)(c)	9,770,000	9,779,438
Madison Park Funding XXXIII Ltd. Series 2019-33A Class A, 3 month U.S. LIBOR + 1.330% 1.5138% 10/15/32 (a)(b)(c)	4,271,000	4,293,542
Magnetite XVI, Ltd. / Magnetite XVI, LLC Series 2015-16A Class AR, 3 month U.S. LIBOR + 0.800% 0.9898% 1/18/28 (a)(b)(c)	8,423,210	8,394,192
Magnetite XXI Ltd. Series 2019-24A Class A, 3 month U.S. LIBOR + 1.330% 1.5138% 1/15/33 (a)(b)(c)	23,148,000	23,142,120
Magnetite XXIX, Ltd. / Magnetite XXIX LLC Series 2021-29A Class A, 3 month U.S. LIBOR + 0.990% 1.0944% 1/15/34 (a)(b)(c)	8,400,000	8,389,752
Marlette Funding Trust:
Series 2019-4A Class A, 2.39% 12/17/29 (a)	1,374,314	1,381,952
Series 2020-1A Class A, 2.24% 3/15/30 (a)	597,876	599,313
Mercedes-Benz Master Owner Trust Series 2019-BA Class A, 2.61% 5/15/24 (a)	10,340,000	10,579,799
Metlife Securitization Trust Series 2019-1A Class A1A, 3.75% 4/25/58 (a)	2,373,075	2,445,351
Milos CLO, Ltd. Series 2020-1A Class AR, 3 month U.S. LIBOR + 1.070% 1.2583% 10/20/30 (a)(b)(c)	10,553,000	10,566,022
Mortgage Repurchase Agreement Financing Trust Series 2020-5 Class A1, 1 month U.S. LIBOR + 1.000% 1.0951% 8/10/23 (a)(b)(c)	21,867,000	22,076,748
Nationstar HECM Loan Trust:
Series 2019-1A Class A, 2.6513% 6/25/29 (a)	1,152,972	1,154,897
Series 2020-1A Class A1, 1.2686% 9/25/30 (a)	12,898,323	12,883,438
Navient Student Loan Trust Series 2017-3A Class A2, 1 month U.S. LIBOR + 0.600% 0.6916% 7/26/66 (a)(b)(c)	435,550	436,497
Niagara Park CLO, Ltd. Series 2019-1A Class A, 3 month U.S. LIBOR + 1.300% 1.4898% 7/17/32 (a)(b)(c)	8,594,000	8,602,886
Planet Fitness Master Issuer LLC:
Series 2018-1A Class A2I, 4.262% 9/5/48 (a)	292,500	294,694
Series 2019-1A Class A2, 3.858% 12/5/49 (a)	7,121,850	7,119,927
Project Silver Series 2019-1 Class A, 3.967% 7/15/44 (a)	6,676,438	6,688,023
Prosper Marketplace Issuance Trust Series 2019-4A Class A, 2.48% 2/17/26 (a)	379,525	380,302
Provident Funding Mortgage Trust Series 2020-1 Class A3, 3% 2/25/50 (a)	1,858,477	1,865,932
RMF Buyout Issuance Trust Series 2020-1 Class A, 2.1582% 2/25/30 (a)	2,713,353	2,722,951
Rockland Park CLO Ltd. Series 2021-1A Class A, 3 month U.S. LIBOR + 1.120% 0% 4/20/34 (a)(b)(c)(h)	12,190,000	12,191,231
Santander Retail Auto Lease Trust Series 2019-C Class A2A, 1.89% 9/20/22 (a)	1,328,433	1,332,195
Sapphire Aviation Finance Series 2020-1A:
Class A, 3.228% 3/15/40 (a)	20,739,803	20,709,813
Class B, 4.335% 3/15/40 (a)	853,777	748,224
SBA Tower Trust:
Series 2019, 2.836% 1/15/50 (a)	8,715,000	9,198,925
1.884% 7/15/50 (a)	4,275,000	4,356,484
2.328% 7/15/52 (a)	3,269,000	3,321,623
SLM Student Loan Trust Series 2003-10A Class A3, 3 month U.S. LIBOR + 0.470% 0.6539% 12/15/27 (a)(b)(c)	856,929	857,035
SoFi Consumer Loan Program Trust Series 2019-4 Class A, 2.45% 8/25/28 (a)	2,231,321	2,247,022
Store Master Funding Series 2021-1A Class A1, 2.12% 6/20/51 (a)(h)	11,000,000	11,076,604
Symphony CLO XXIII Ltd. Series 2020-23A Class A, 3 month U.S. LIBOR + 1.320% 1.5038% 1/15/34 (a)(b)(c)	5,300,000	5,308,756
Symphony CLO XXVI Ltd. / Symphony CLO XXVI LLC Series 2021-26A Class AR, 3 month U.S. LIBOR + 1.080% 1.1892% 4/20/33 (a)(b)(c)	7,300,000	7,290,766
Taconic Park CLO, Ltd. Series 2020-1A Class A1R, 3 month U.S. LIBOR + 1.000% 1.1883% 1/20/29 (a)(b)(c)	7,106,000	7,117,576
Terwin Mortgage Trust Series 2003-4HE Class A1, 1 month U.S. LIBOR + 0.860% 0.9516% 9/25/34 (b)(c)	7,249	6,764
Thunderbolt Aircraft Lease Ltd. Series 2018-A Class A, 4.147% 9/15/38 (a)(b)	9,675,593	9,730,289
Thunderbolt III Aircraft Lease Ltd. Series 2019-1 Class A, 3.671% 11/15/39 (a)	20,541,060	20,427,850
Towd Point Mortgage Trust Series 2019-1 Class A1, 3.7395% 3/25/58 (a)(b)	1,014,019	1,074,058
Trapeza CDO XII Ltd./Trapeza CDO XII, Inc. Series 2007-12A Class B, 3 month U.S. LIBOR + 0.560% 0.7543% 4/6/42 (a)(b)(c)	778,000	524,936
Upstart Securitization Trust:
Series 2021-1 Class A, 0.87% 3/20/31 (a)	1,419,971	1,422,202
Series 2021-2 Class A, 0.91% 6/20/31 (a)	20,254,000	20,280,172
Voya Series 2020-1A Class A, 3 month U.S. LIBOR + 1.700% 1.8836% 7/16/31 (a)(b)(c)	12,409,000	12,425,616
Voya CLO Ltd./Voya CLO LLC:
Series 2020-2A Class A1, 3 month U.S. LIBOR + 1.600% 1.7898% 7/19/31 (a)(b)(c)	9,150,000	9,154,840
Series 2020-3A Class A1, 3 month U.S. LIBOR + 1.300% 1.4883% 10/20/31 (a)(b)(c)	11,800,000	11,862,245
TOTAL ASSET-BACKED SECURITIES
(Cost $770,883,866)		777,277,948

Collateralized Mortgage Obligations - 0.8%
Private Sponsor - 0.4%
BCAP LLC Trust sequential payer Series 2010-RR2 Class 5A2, 5% 12/26/36 (a)	1,590	1,589
Brass PLC Series 2021-10A Class A1, 0.669% 4/16/69 (a)(b)	8,104,331	8,114,777
Cascade Funding Mortgage Trust Series 2021-HB5 Class A, 0.8006% 2/25/31 (a)	9,501,900	9,497,475
CFMT LLC Series 2020-HB4 Class A, 0.9461% 12/26/30 (a)	6,733,304	6,740,560
Citigroup Mortgage Loan Trust sequential payer Series 2014-8 Class 2A1, 3.45% 6/27/37 (a)(b)	99,279	99,305
CSMC:
floater Series 2015-1R Class 6A1, 1 month U.S. LIBOR + 0.280% 0.3994% 5/27/37 (a)(b)(c)	85,535	83,900
Series 2014-3R:
Class 2A1, 1 month U.S. LIBOR + 0.700% 0% 5/27/37 (a)(b)(c)(i)	538,288	54
Class AA1, 1 month U.S. LIBOR + 0.280% 0.3995% 5/27/37 (a)(b)(c)	939,421	891,653
CSMC Trust sequential payer Series 2020-RPL4 Class A1, 2% 1/25/60 (a)	4,909,188	4,983,632
Ginnie Mae guaranteed REMIC pass-thru certificates floater Series 2019-23 Class NF, 1 month U.S. LIBOR + 0.450% 0.5493% 2/20/49 (b)(c)	4,031,936	4,072,527
Lanark Master Issuer PLC:
floater Series 2019-1A Class 1A1, 3 month U.S. LIBOR + 0.770% 0.9201% 12/22/69 (a)(b)(c)	1,863,333	1,865,737
Series 2019-2A Class 1A, 2.71% 12/22/69 (a)(b)	9,300,000	9,495,960
Mortgage Repurchase Agreement Financing Trust:
floater Series 2020-3 Class A1, 1 month U.S. LIBOR + 1.250% 1.3451% 1/23/23 (a)(b)(c)	5,443,000	5,469,437
Series 2020-4 Class A1, 1 month U.S. LIBOR + 1.350% 1.4451% 4/23/23 (a)(b)(c)	25,857,000	25,930,434
Nationstar HECM Loan Trust sequential payer Series 2019-2A Class A, 2.2722% 11/25/29 (a)	2,324,065	2,328,349
New Residential Mortgage Loan Trust:
Series 2019-5A Class A1B, 3.5% 8/25/59 (a)	4,253,290	4,455,097
Series 2020-1A Class A1B, 3.5% 10/25/59 (a)	5,927,451	6,286,848
Provident Funding Mortgage Trust sequential payer Series 2019-1 Class A3, 3% 12/25/49 (a)	205,409	205,253
RMF Buyout Issuance Trust:
sequential payer Series 2020-2 Class A, 1.7063% 6/25/30 (a)	18,477,527	18,527,834
Series 2020-HB1 Class A1, 1.7188% 10/25/50 (a)	5,499,227	5,440,209
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 6 month U.S. LIBOR + 0.880% 1.14% 7/20/34 (b)(c)	1,840	1,801
Silverstone Master Issuer PLC floater Series 2019-1A Class 1A, 3 month U.S. LIBOR + 0.570% 0.756% 1/21/70 (a)(b)(c)	8,890,000	8,901,193
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1 month U.S. LIBOR + 0.640% 0.7316% 9/25/43 (b)(c)	88,169	86,360
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1, 2.698% 9/25/33 (b)	11,987	11,929

TOTAL PRIVATE SPONSOR		123,491,913

U.S. Government Agency - 0.4%
Fannie Mae:
floater:
Series 2002-18 Class FD, 1 month U.S. LIBOR + 0.800% 0.8916% 2/25/32 (b)(c)	3,191	3,245
Series 2002-39 Class FD, 1 month U.S. LIBOR + 1.000% 1.0975% 3/18/32 (b)(c)	5,785	5,912
Series 2002-60 Class FV, 1 month U.S. LIBOR + 1.000% 1.0916% 4/25/32 (b)(c)	6,562	6,718
Series 2002-63 Class FN, 1 month U.S. LIBOR + 1.000% 1.0916% 10/25/32 (b)(c)	8,535	8,731
Series 2002-7 Class FC, 1 month U.S. LIBOR + 0.750% 0.8416% 1/25/32 (b)(c)	3,102	3,148
Series 2003-118 Class S, 8.100% - 1 month U.S. LIBOR 8.0084% 12/25/33 (b)(j)(k)	116,524	30,663
Series 2006-104 Class GI, 6.680% - 1 month U.S. LIBOR 6.5884% 11/25/36 (b)(j)(k)	79,788	16,218
Series 2012-154 Class F, 1 month U.S. LIBOR + 0.300% 0.3916% 1/25/43 (b)(c)	779,690	780,210
Series 2017-36 Class FB, 1 month U.S. LIBOR + 0.350% 0.4416% 5/25/47 (b)(c)	1,638,891	1,641,657
Series 2018-32 Class FB, 1 month U.S. LIBOR + 0.300% 0.3916% 5/25/48 (b)(c)	955,781	955,439
Series 2018-38 Class FG, 1 month U.S. LIBOR + 0.300% 0.3916% 6/25/48 (b)(c)	2,665,646	2,663,325
Series 2019-23 Class FC, 1 month U.S. LIBOR + 0.450% 0.5416% 5/25/49 (b)(c)	13,912,330	13,997,203
planned amortization class:
Series 1992-168 Class KB, 7% 10/25/22	820	848
Series 1993-207 Class H, 6.5% 11/25/23	21,634	22,860
Series 1996-28 Class PK, 6.5% 7/25/25	7,812	8,276
Series 1999-17 Class PG, 6% 4/25/29	53,162	58,887
Series 1999-32 Class PL, 6% 7/25/29	57,453	63,857
Series 1999-33 Class PK, 6% 7/25/29	41,630	46,350
Series 2001-52 Class YZ, 6.5% 10/25/31	6,015	6,962
Series 2003-28 Class KG, 5.5% 4/25/23	10,258	10,599
Series 2005-102 Class CO 11/25/35 (l)	21,309	19,772
Series 2005-39 Class TE, 5% 5/25/35	21,412	24,040
Series 2005-73 Class SA, 17.500% - 1 month U.S. LIBOR 17.3118% 8/25/35 (b)(k)	6,452	8,633
Series 2005-81 Class PC, 5.5% 9/25/35	59,176	66,978
Series 2006-12 Class BO 10/25/35 (l)	97,259	90,403
Series 2006-15 Class OP 3/25/36 (l)	111,896	102,487
Series 2006-37 Class OW 5/25/36 (l)	10,494	9,421
Series 2006-45 Class OP 6/25/36 (l)	34,581	31,272
Series 2006-62 Class KP 4/25/36 (l)	57,897	53,117
Series 2012-149:
Class DA, 1.75% 1/25/43	162,236	166,643
Class GA, 1.75% 6/25/42	175,247	180,068
sequential payer:
Series 1997-41 Class J, 7.5% 6/18/27	8,924	10,091
Series 1999-25 Class Z, 6% 6/25/29	34,861	39,156
Series 2001-20 Class Z, 6% 5/25/31	56,608	63,330
Series 2001-31 Class ZC, 6.5% 7/25/31	26,291	29,909
Series 2002-16 Class ZD, 6.5% 4/25/32	16,389	19,011
Series 2002-74 Class SV, 7.550% - 1 month U.S. LIBOR 7.4584% 11/25/32 (b)(j)(k)	55,566	7,612
Series 2012-67 Class AI, 4.5% 7/25/27 (j)	99,383	5,815
Series 06-116 Class SG, 6.640% - 1 month U.S. LIBOR 6.5484% 12/25/36 (b)(j)(k)	64,602	15,751
Series 07-40 Class SE, 6.440% - 1 month U.S. LIBOR 6.3484% 5/25/37 (b)(j)(k)	32,909	7,293
Series 1993-165 Class SH, 19.800% - 1 month U.S. LIBOR 19.5406% 9/25/23 (b)(k)	1,371	1,570
Series 2003-21 Class SK, 8.100% - 1 month U.S. LIBOR 8.0084% 3/25/33 (b)(j)(k)	9,458	2,140
Series 2005-72 Class ZC, 5.5% 8/25/35	446,674	504,963
Series 2005-79 Class ZC, 5.9% 9/25/35	258,044	292,571
Series 2007-57 Class SA, 40.600% - 1 month U.S. LIBOR 40.0702% 6/25/37 (b)(k)	36,933	76,181
Series 2007-66:
Class SA, 39.600% - 1 month U.S. LIBOR 39.0502% 7/25/37 (b)(k)	38,639	79,700
Class SB, 39.600% - 1 month U.S. LIBOR 39.0502% 7/25/37 (b)(k)	12,685	23,461
Series 2008-12 Class SG, 6.350% - 1 month U.S. LIBOR 6.2584% 3/25/38 (b)(j)(k)	210,217	43,008
Series 2010-135:
Class LS, 6.050% - 1 month U.S. LIBOR 5.9584% 12/25/40 (b)(j)(k)	205,632	38,995
Class ZA, 4.5% 12/25/40	102,981	112,978
Series 2010-139 Class NI, 4.5% 2/25/40 (j)	106,694	5,636
Series 2010-150 Class ZC, 4.75% 1/25/41	909,276	1,013,296
Series 2010-95 Class ZC, 5% 9/25/40	1,922,802	2,137,133
Series 2011-39 Class ZA, 6% 11/25/32	134,898	155,140
Series 2011-4 Class PZ, 5% 2/25/41	310,700	372,908
Series 2011-67 Class AI, 4% 7/25/26 (j)	29,573	1,479
Series 2011-83 Class DI, 6% 9/25/26 (j)	11,699	298
Series 2012-100 Class WI, 3% 9/25/27 (j)	549,824	43,862
Series 2012-14 Class JS, 6.650% - 1 month U.S. LIBOR 6.5584% 12/25/30 (b)(j)(k)	135,980	12,366
Series 2012-9 Class SH, 6.550% - 1 month U.S. LIBOR 6.4584% 6/25/41 (b)(j)(k)	151,645	12,639
Series 2013-133 Class IB, 3% 4/25/32 (j)	292,011	14,202
Series 2013-134 Class SA, 6.050% - 1 month U.S. LIBOR 5.9584% 1/25/44 (b)(j)(k)	157,260	28,727
Series 2013-44 Class DJ, 1.85% 5/25/33	11,206,111	11,495,950
Series 2013-51 Class GI, 3% 10/25/32 (j)	137,061	10,358
Series 2013-N1 Class A, 6.720% - 1 month U.S. LIBOR 6.6284% 6/25/35 (b)(j)(k)	170,608	32,346
Series 2015-42 Class IL, 6% 6/25/45 (j)	909,950	178,343
Series 2015-70 Class JC, 3% 10/25/45	1,007,878	1,069,296
Series 2017-30 Class AI, 5.5% 5/25/47 (j)	438,085	87,142
Fannie Mae Stripped Mortgage-Backed Securities:
Series 339 Class 5, 5.5% 7/25/33 (j)	29,117	5,369
Series 343 Class 16, 5.5% 5/25/34 (j)	25,550	4,241
Series 348 Class 14, 6.5% 8/25/34 (b)(j)	23,305	5,258
Series 351:
Class 12, 5.5% 4/25/34 (b)(j)	14,518	2,687
Class 13, 6% 3/25/34 (j)	20,592	3,833
Series 359 Class 19, 6% 7/25/35 (b)(j)	12,541	2,560
Series 384 Class 6, 5% 7/25/37 (j)	127,210	22,809
Freddie Mac:
floater:
Series 2412 Class FK, 1 month U.S. LIBOR + 0.800% 0.9009% 1/15/32 (b)(c)	2,750	2,796
Series 2423 Class FA, 1 month U.S. LIBOR + 0.900% 1.0009% 3/15/32 (b)(c)	3,566	3,640
Series 2424 Class FM, 1 month U.S. LIBOR + 1.000% 1.1009% 3/15/32 (b)(c)	3,786	3,872
Series 2432:
Class FE, 1 month U.S. LIBOR + 0.900% 1.0009% 6/15/31 (b)(c)	6,377	6,500
Class FG, 1 month U.S. LIBOR + 0.900% 1.0009% 3/15/32 (b)(c)	1,983	2,022
Series 4709 Class FE, 1 month U.S. LIBOR + 0.350% 0.4509% 8/15/47 (b)(c)	883,207	885,113
floater target amortization class Series 3366 Class FD, 1 month U.S. LIBOR + 0.250% 0.3509% 5/15/37 (b)(c)	146,775	147,237
planned amortization class:
Series 2095 Class PE, 6% 11/15/28	61,142	68,125
Series 2101 Class PD, 6% 11/15/28	3,918	4,367
Series 2104 Class PG, 6% 12/15/28	4,416	4,928
Series 2121 Class MG, 6% 2/15/29	23,892	26,581
Series 2131 Class BG, 6% 3/15/29	140,231	156,541
Series 2137 Class PG, 6% 3/15/29	20,962	23,422
Series 2154 Class PT, 6% 5/15/29	45,735	51,104
Series 2162 Class PH, 6% 6/15/29	8,869	9,837
Series 2520 Class BE, 6% 11/15/32	60,040	68,869
Series 2693 Class MD, 5.5% 10/15/33	269,950	306,423
Series 2802 Class OB, 6% 5/15/34	77,874	87,440
Series 3002 Class NE, 5% 7/15/35	153,104	171,023
Series 3110 Class OP 9/15/35 (l)	55,477	53,689
Series 3119 Class PO 2/15/36 (l)	131,375	119,834
Series 3121 Class KO 3/15/36 (l)	21,161	19,555
Series 3123 Class LO 3/15/36 (l)	75,495	69,050
Series 3145 Class GO 4/15/36 (l)	75,371	69,373
Series 3189 Class PD, 6% 7/15/36	130,504	152,673
Series 3225 Class EO 10/15/36 (l)	39,113	35,545
Series 3258 Class PM, 5.5% 12/15/36	54,630	62,650
Series 3415 Class PC, 5% 12/15/37	56,145	62,704
Series 3786 Class HI, 4% 3/15/38 (j)	39,310	436
Series 3806 Class UP, 4.5% 2/15/41	314,916	349,104
Series 3832 Class PE, 5% 3/15/41	633,690	708,132
Series 4135 Class AB, 1.75% 6/15/42	132,021	135,704
Series 4765 Class PE, 3% 12/15/41	276,522	279,128
sequential payer:
Series 2114 Class ZM, 6% 1/15/29	2,054	2,289
Series 2135 Class JE, 6% 3/15/29	17,107	19,053
Series 2274 Class ZM, 6.5% 1/15/31	17,692	20,043
Series 2281 Class ZB, 6% 3/15/30	28,983	32,076
Series 2303 Class ZV, 6% 4/15/31	12,421	13,934
Series 2357 Class ZB, 6.5% 9/15/31	105,965	122,580
Series 2502 Class ZC, 6% 9/15/32	33,333	38,179
Series 2519 Class ZD, 5.5% 11/15/32	35,183	39,715
Series 2546 Class MJ, 5.5% 3/15/23	6,717	6,952
Series 2601 Class TB, 5.5% 4/15/23	3,007	3,108
Series 2998 Class LY, 5.5% 7/15/25	17,831	19,008
Series 3871 Class KB, 5.5% 6/15/41	723,993	844,313
Series 06-3115 Class SM, 6.600% - 1 month U.S. LIBOR 6.4991% 2/15/36 (b)(j)(k)	39,768	7,919
Series 1658 Class GZ, 7% 1/15/24	4,786	5,119
Series 2013-4281 Class AI, 4% 12/15/28 (j)	280,200	12,298
Series 2017-4683 Class LM, 3% 5/15/47	1,227,288	1,299,944
Series 2380 Class SY, 8.200% - 1 month U.S. LIBOR 8.0991% 11/15/31 (b)(j)(k)	24,825	3,196
Series 2587 Class IM, 6.5% 3/15/33 (j)	4,251	864
Series 2844:
Class SC, 46.800% - 1 month U.S. LIBOR 46.1443% 8/15/24 (b)(k)	56	63
Class SD, 86.400% - 1 month U.S. LIBOR 85.1385% 8/15/24 (b)(k)	103	127
Series 2933 Class ZM, 5.75% 2/15/35	553,210	630,256
Series 2935 Class ZK, 5.5% 2/15/35	511,234	582,835
Series 2947 Class XZ, 6% 3/15/35	231,178	267,229
Series 2996 Class ZD, 5.5% 6/15/35	400,573	463,597
Series 3237 Class C, 5.5% 11/15/36	564,473	643,481
Series 3244 Class SG, 6.660% - 1 month U.S. LIBOR 6.5591% 11/15/36 (b)(j)(k)	174,003	40,773
Series 3287 Class SD, 6.750% - 1 month U.S. LIBOR 6.6491% 3/15/37 (b)(j)(k)	268,772	66,545
Series 3297 Class BI, 6.760% - 1 month U.S. LIBOR 6.6591% 4/15/37 (b)(j)(k)	378,148	87,032
Series 3336 Class LI, 6.580% - 1 month U.S. LIBOR 6.4791% 6/15/37 (b)(j)(k)	133,148	27,410
Series 3949 Class MK, 4.5% 10/15/34	109,568	120,601
Series 3955 Class YI, 3% 11/15/21 (j)	1,565	7
Series 4055 Class BI, 3.5% 5/15/31 (j)	296,037	15,496
Series 4149 Class IO, 3% 1/15/33 (j)	69,364	7,574
Series 4314 Class AI, 5% 3/15/34 (j)	91,953	5,708
Series 4427 Class LI, 3.5% 2/15/34 (j)	611,709	50,927
Series 4471 Class PA 4% 12/15/40	631,759	677,087
target amortization class Series 2156 Class TC, 6.25% 5/15/29	22,225	23,954
Freddie Mac Manufactured Housing participation certificates guaranteed:
floater Series 1686 Class FA, 1 month U.S. LIBOR + 0.900% 1.0146% 2/15/24 (b)(c)	5,839	5,870
planned amortization class Series 2043 Class CJ, 6.5% 4/15/28	5,754	6,492
sequential payer:
Series 2043 Class ZH, 6% 4/15/28	16,799	18,638
Series 2056 Class Z, 6% 5/15/28	39,556	44,011
Freddie Mac Multi-family Structured pass-thru certificates:
floater Series 4795 Class FA, 1 month U.S. LIBOR + 0.300% 0.4009% 5/15/48 (b)(c)	1,708,723	1,706,676
Series 4386 Class AZ, 4.5% 11/15/40	1,251,132	1,363,438
Freddie Mac Seasoned Credit Risk Transfer Trust:
sequential payer:
Series 2018-3 Class MA, 3.5% 8/25/57	10,174,885	10,813,570
Series 2018-4 Class MA, 3.5% 3/25/58	3,835,975	4,080,341
Series 2019-1 Class MA, 3.5% 7/25/58	6,690,849	7,158,718
Series 2018-3 Class M55D, 4% 8/25/57	507,434	549,448
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2007-37 Class TS, 6.690% - 1 month U.S. LIBOR 6.5891% 6/16/37 (b)(j)(k)	75,161	16,554
Series 2010-H03 Class FA, 1 month U.S. LIBOR + 0.550% 0.661% 3/20/60 (b)(c)(m)	928,783	933,978
Series 2010-H17 Class FA, 1 month U.S. LIBOR + 0.330% 0.441% 7/20/60 (b)(c)(m)	126,198	126,376
Series 2010-H18 Class AF, 1 month U.S. LIBOR + 0.300% 0.4104% 9/20/60 (b)(c)(m)	152,081	152,173
Series 2010-H19 Class FG, 1 month U.S. LIBOR + 0.300% 0.4104% 8/20/60 (b)(c)(m)	150,729	150,817
Series 2010-H27 Series FA, 1 month U.S. LIBOR + 0.380% 0.4904% 12/20/60 (b)(c)(m)	315,526	316,351
Series 2011-H05 Class FA, 1 month U.S. LIBOR + 0.500% 0.6104% 12/20/60 (b)(c)(m)	363,302	365,022
Series 2011-H07 Class FA, 1 month U.S. LIBOR + 0.500% 0.6104% 2/20/61 (b)(c)(m)	526,260	528,140
Series 2011-H12 Class FA, 1 month U.S. LIBOR + 0.490% 0.6004% 2/20/61 (b)(c)(m)	757,649	760,362
Series 2011-H13 Class FA, 1 month U.S. LIBOR + 0.500% 0.6104% 4/20/61 (b)(c)(m)	341,282	342,932
Series 2011-H14:
Class FB, 1 month U.S. LIBOR + 0.500% 0.6104% 5/20/61 (b)(c)(m)	510,793	513,274
Class FC, 1 month U.S. LIBOR + 0.500% 0.6104% 5/20/61 (b)(c)(m)	391,541	393,464
Series 2011-H17 Class FA, 1 month U.S. LIBOR + 0.530% 0.6404% 6/20/61 (b)(c)(m)	460,680	463,106
Series 2011-H20 Class FA, 1 month U.S. LIBOR + 0.550% 0.6604% 9/20/61 (b)(c)(m)	1,163,665	1,170,769
Series 2011-H21 Class FA, 1 month U.S. LIBOR + 0.600% 0.7104% 10/20/61 (b)(c)(m)	515,262	518,838
Series 2012-H01 Class FA, 1 month U.S. LIBOR + 0.700% 0.8104% 11/20/61 (b)(c)(m)	488,825	493,281
Series 2012-H03 Class FA, 1 month U.S. LIBOR + 0.700% 0.8104% 1/20/62 (b)(c)(m)	326,098	328,840
Series 2012-H06 Class FA, 1 month U.S. LIBOR + 0.630% 0.7404% 1/20/62 (b)(c)(m)	468,726	472,171
Series 2012-H07 Class FA, 1 month U.S. LIBOR + 0.630% 0.7404% 3/20/62 (b)(c)(m)	303,979	305,952
Series 2012-H21 Class DF, 1 month U.S. LIBOR + 0.650% 0.7604% 5/20/61 (b)(c)(m)	7,189	7,261
Series 2012-H26, Class CA, 1 month U.S. LIBOR + 0.530% 0.6404% 7/20/60 (b)(c)(m)	5,753	5,759
Series 2014-H03 Class FA, 1 month U.S. LIBOR + 0.600% 0.7104% 1/20/64 (b)(c)(m)	397,705	400,103
Series 2014-H05 Class FB, 1 month U.S. LIBOR + 0.600% 0.7104% 12/20/63 (b)(c)(m)	1,663,987	1,674,275
Series 2014-H11 Class BA, 1 month U.S. LIBOR + 0.500% 0.6104% 6/20/64 (b)(c)(m)	399,273	401,186
Series 2015-H07 Class FA, 1 month U.S. LIBOR + 0.300% 0.4104% 3/20/65 (b)(c)(m)	10,724	10,729
Series 2015-H13 Class FL, 1 month U.S. LIBOR + 0.280% 0.3904% 5/20/63 (b)(c)(m)	8,305	8,306
Series 2015-H19 Class FA, 1 month U.S. LIBOR + 0.200% 0.3104% 4/20/63 (b)(c)(m)	7,309	7,298
Series 2016-H20 Class FM, 1 month U.S. LIBOR + 0.400% 0.5104% 12/20/62 (b)(c)(m)	19,566	19,637
Series 2017-161 Class DF, 1 month U.S. LIBOR + 0.250% 0.3493% 10/20/47 (b)(c)	1,060,726	1,058,771
Series 2018-159 Class F, 1 month U.S. LIBOR + 0.350% 0.4493% 11/20/48 (b)(c)	2,329,402	2,339,045
Series 2018-65 Class DF, 1 month U.S. LIBOR + 0.300% 0.3993% 5/20/48 (b)(c)	1,063,323	1,063,264
Series 2018-77 Class FA, 1 month U.S. LIBOR + 0.300% 0.3993% 6/20/48 (b)(c)	1,345,288	1,346,574
Series 2018-78 Class AF, 1 month U.S. LIBOR + 0.300% 0.3993% 6/20/48 (b)(c)	1,349,839	1,352,824
Series 2019-153 Class FB, 1 month U.S. LIBOR + 0.450% 0.5493% 12/20/49 (b)(c)	14,623,498	14,720,039
Series 2020-32 Class GF, 1 month U.S. LIBOR + 0.400% 0.4993% 3/20/50 (b)(c)	13,849,200	13,909,926
planned amortization class:
Series 2010-158 Class MS, 10.000% - 1 month U.S. LIBOR 9.8015% 12/20/40 (b)(k)	739,924	867,708
Series 2011-136 Class WI, 4.5% 5/20/40 (j)	40,809	3,340
Series 2016-69 Class WA, 3% 2/20/46	494,801	525,848
Series 2017-134 Class BA, 2.5% 11/20/46	198,683	207,133
Series 2017-153 Class GA, 3% 9/20/47	1,790,201	1,895,931
Series 2017-182 Class KA, 3% 10/20/47	1,468,171	1,554,607
Series 2018-13 Class Q, 3% 4/20/47	2,116,161	2,228,610
sequential payer:
Series 2004-24 Class ZM, 5% 4/20/34	224,032	249,718
Series 2010-160 Class DY, 4% 12/20/40	1,630,541	1,769,660
Series 2010-170 Class B, 4% 12/20/40	365,927	397,208
Series 2017-139 Class BA, 3% 9/20/47	5,318,286	5,679,441
Series 2004-32 Class GS, 6.500% - 1 month U.S. LIBOR 6.3991% 5/16/34 (b)(j)(k)	52,679	10,030
Series 2004-73 Class AL, 7.200% - 1 month U.S. LIBOR 7.0991% 8/17/34 (b)(j)(k)	40,267	9,085
Series 2010-116 Class QB, 4% 9/16/40	115,952	125,607
Series 2010-14 Class SN, 5.950% - 1 month U.S. LIBOR 5.8491% 2/16/40 (b)(j)(k)	276,078	46,758
Series 2010-H10 Class FA, 1 month U.S. LIBOR + 0.330% 0.441% 5/20/60 (b)(c)(m)	361,612	362,110
Series 2011-52 Class HI, 7% 4/16/41 (j)	48,988	9,486
Series 2011-94 Class SA, 6.100% - 1 month U.S. LIBOR 6.0008% 7/20/41 (b)(j)(k)	144,231	27,714
Series 2012-76 Class GS, 6.700% - 1 month U.S. LIBOR 6.5991% 6/16/42 (b)(j)(k)	170,449	35,757
Series 2013-124:
Class ES, 8.667% - 1 month U.S. LIBOR 8.5343% 4/20/39 (b)(k)	29,420	30,614
Class ST, 8.800% - 1 month U.S. LIBOR 8.6677% 8/20/39 (b)(k)	14,081	14,332
Series 2013-149 Class MA, 2.5% 5/20/40	1,757,531	1,815,138
Series 2014-2 Class BA, 3% 1/20/44	2,893,488	3,071,384
Series 2014-21 Class HA, 3% 2/20/44	1,118,995	1,187,428
Series 2014-25 Class HC, 3% 2/20/44	1,845,524	1,945,037
Series 2014-5 Class A, 3% 1/20/44	1,627,635	1,716,790
Series 2015-H13 Class HA, 2.5% 8/20/64 (m)	57,707	58,795
Series 2016-H13 Class FB, U.S. TREASURY 1 YEAR INDEX + 0.500% 0.57% 5/20/66 (b)(c)(m)	2,947,593	2,928,843
Series 2017-186 Class HK, 3% 11/16/45	1,578,825	1,669,266
Series 2017-H06 Class FA, U.S. TREASURY 1 YEAR INDEX + 0.350% 0.42% 8/20/66 (b)(c)(m)	3,317,043	3,285,761
Ginnie Mae REMIC Trust Series 2015-H17 Class GZ, 4.0013% 5/20/65 (b)(m)	121,468	126,120

TOTAL U.S. GOVERNMENT AGENCY		155,803,922

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $275,916,245)		279,295,835

Commercial Mortgage Securities - 3.6%
BAMLL Commercial Mortgage Securities Trust:
floater sequential payer Series 2020-JGDN Class A, 1 month U.S. LIBOR + 2.750% 2.851% 11/15/30 (a)(b)(c)	10,322,000	10,470,812
sequential payer Series 2019-BPR:
Class AMP, 3.287% 11/5/32 (a)	10,500,000	10,768,756
Class ANM, 3.112% 11/5/32 (a)	5,768,000	5,994,411
Series 2019-BPR:
Class BNM, 3.465% 11/5/32 (a)	1,295,000	1,254,548
Class CNM, 3.7186% 11/5/32 (a)(b)	536,000	511,461
BANK:
sequential payer:
Series 2018-BN10 Class A5, 3.688% 2/15/61	2,901,000	3,244,046
Series 2019-BN21 Class A5, 2.851% 10/17/52	1,112,000	1,181,851
Series 2021-BN33 Class XA, 1.1766% 5/15/64 (b)(j)	72,601,000	5,990,033
Bayview Commercial Asset Trust floater:
Series 2005-3A:
Class A2, 1 month U.S. LIBOR + 0.600% 0.6916% 11/25/35 (a)(b)(c)	36,113	34,394
Class M1, 1 month U.S. LIBOR + 0.660% 0.7516% 11/25/35 (a)(b)(c)	9,660	8,762
Series 2005-4A:
Class A2, 1 month U.S. LIBOR + 0.580% 0.6766% 1/25/36 (a)(b)(c)	91,115	87,869
Class M1, 1 month U.S. LIBOR + 0.670% 0.7666% 1/25/36 (a)(b)(c)	29,414	28,393
Class M2, 1 month U.S. LIBOR + 0.700% 0.7966% 1/25/36 (a)(b)(c)	11,092	10,555
Class M3, 1 month U.S. LIBOR + 0.750% 0.8416% 1/25/36 (a)(b)(c)	16,564	15,771
Series 2006-1:
Class A2, 1 month U.S. LIBOR + 0.540% 0.6316% 4/25/36 (a)(b)(c)	15,275	14,471
Class M1, 1 month U.S. LIBOR + 0.570% 0.6616% 4/25/36 (a)(b)(c)	9,236	8,542
Class M2, 1 month U.S. LIBOR + 0.600% 0.6916% 4/25/36 (a)(b)(c)	9,769	8,857
Class M6, 1 month U.S. LIBOR + 0.960% 1.0516% 4/25/36 (a)(b)(c)	9,236	7,483
Series 2006-2A:
Class M1, 1 month U.S. LIBOR + 0.460% 0.5566% 7/25/36 (a)(b)(c)	14,555	13,314
Class M2, 1 month U.S. LIBOR + 0.490% 0.5866% 7/25/36 (a)(b)(c)	10,341	9,129
Class M4, 1 month U.S. LIBOR + 0.630% 0.7216% 7/25/36 (a)(b)(c)	9,767	7,962
Series 2006-4A:
Class A2, 1 month U.S. LIBOR + 0.270% 0.3616% 12/25/36 (a)(b)(c)	206,293	195,077
Class M1, 1 month U.S. LIBOR + 0.290% 0.3816% 12/25/36 (a)(b)(c)	16,579	15,062
Class M3, 1 month U.S. LIBOR + 0.340% 0.4316% 12/25/36 (a)(b)(c)	11,238	9,389
Series 2007-1 Class A2, 1 month U.S. LIBOR + 0.270% 0.3616% 3/25/37 (a)(b)(c)	53,863	50,964
Series 2007-2A:
Class A1, 1 month U.S. LIBOR + 0.270% 0.3616% 7/25/37 (a)(b)(c)	154,310	146,933
Class A2, 1 month U.S. LIBOR + 0.320% 0.4116% 7/25/37 (a)(b)(c)	144,432	113,994
Class M1, 1 month U.S. LIBOR + 0.370% 0.4616% 7/25/37 (a)(b)(c)	49,200	44,075
Class M2, 1 month U.S. LIBOR + 0.410% 0.5016% 7/25/37 (a)(b)(c)	32,055	26,481
Class M3, 1 month U.S. LIBOR + 0.490% 0.5816% 7/25/37 (a)(b)(c)	33,328	35,264
Series 2007-3:
Class A2, 1 month U.S. LIBOR + 0.290% 0.3816% 7/25/37 (a)(b)(c)	55,142	52,273
Class M1, 1 month U.S. LIBOR + 0.310% 0.4016% 7/25/37 (a)(b)(c)	29,250	26,117
Class M2, 1 month U.S. LIBOR + 0.340% 0.4316% 7/25/37 (a)(b)(c)	31,210	27,683
Class M3, 1 month U.S. LIBOR + 0.370% 0.4616% 7/25/37 (a)(b)(c)	50,383	45,328
Class M4, 1 month U.S. LIBOR + 0.500% 0.5916% 7/25/37 (a)(b)(c)	79,214	70,826
Class M5, 1 month U.S. LIBOR + 0.600% 0.6916% 7/25/37 (a)(b)(c)	33,266	31,666
Benchmark Mortgage Trust:
sequential payer:
Series 2018-B1 Class ASB, 3.602% 1/15/51	3,507,000	3,866,687
Series 2018-B2 Class ASB, 3.7802% 2/15/51	1,800,000	1,968,272
Series 2018-B4 Class A5, 4.121% 7/15/51	1,260,000	1,441,838
Series 2019-B10 Class A4, 3.717% 3/15/62	2,283,000	2,562,814
Series 2019-B13 Class A4, 2.952% 8/15/57	12,263,000	13,117,439
Series 2018-B8 Class A5, 4.2317% 1/15/52	15,369,000	17,760,867
Series 2019-B12 Class XA, 1.0644% 8/15/52 (b)(j)	75,571,103	4,732,149
Series 2019-B14 Class XA, 0.7858% 12/15/62 (b)(j)	50,716,730	2,402,695
Series 2020-B17 Class XA, 1.4192% 3/15/53 (b)(j)	11,990,619	1,050,660
Series 2020-B18 Class XA, 1.7935% 7/15/53 (b)(j)	20,052,938	2,286,645
BFLD Trust floater sequential payer Series 2020-OBRK Class A, 1 month U.S. LIBOR + 2.050% 2.151% 11/15/28 (a)(b)(c)	6,075,000	6,158,232
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA:
Class A, 1 month U.S. LIBOR + 0.670% 0.7721% 3/15/37 (a)(b)(c)	13,500,000	13,514,596
Class E, 1 month U.S. LIBOR + 1.950% 2.0521% 3/15/37 (a)(b)(c)	9,800,000	9,811,551
Class F, 1 month U.S. LIBOR + 2.470% 2.5721% 3/15/37 (a)(b)(c)	2,450,000	2,455,126
Series 2020-BXLP:
Class B, 1 month U.S. LIBOR + 1.000% 1.101% 12/15/36 (a)(b)(c)	6,442,324	6,442,323
Class C, 1 month U.S. LIBOR + 1.120% 1.221% 12/15/36 (a)(b)(c)	5,287,919	5,287,918
Class D, 1 month U.S. LIBOR + 1.250% 1.351% 12/15/36 (a)(b)(c)	5,936,660	5,936,658
Series 2021-VINO Class A, 1 month U.S. LIBOR + 0.650% 0.7623% 5/15/38 (a)(b)(c)	13,800,000	13,787,566
floater sequential payer:
Series 2019-CALM Class A, 1 month U.S. LIBOR + 0.870% 0.977% 11/15/32 (a)(b)(c)	2,254,000	2,256,118
Series 2020-BXLP Class A, 1 month U.S. LIBOR + 0.800% 0.901% 12/15/36 (a)(b)(c)	15,554,088	15,573,558
Series 2020-FOX Class A, 1 month U.S. LIBOR + 1.000% 1.101% 11/15/32 (a)(b)(c)	8,774,897	8,791,623
BX Trust:
floater:
Series 2018-EXCL:
Class A, 1 month U.S. LIBOR + 1.088% 1.1886% 9/15/37 (a)(b)(c)	11,493,874	11,220,233
Class B, 1 month U.S. LIBOR + 1.320% 1.426% 9/15/37 (a)(b)(c)	4,536,936	4,338,007
Class D, 1 month U.S. LIBOR + 2.620% 2.726% 9/15/37 (a)(b)(c)	2,186,803	1,765,493
Series 2018-IND:
Class B, 1 month U.S. LIBOR + 0.900% 1.001% 11/15/35 (a)(b)(c)	3,999,800	4,001,008
Class C, 1 month U.S. LIBOR + 1.100% 1.201% 11/15/35 (a)(b)(c)	893,200	893,469
Class F, 1 month U.S. LIBOR + 1.800% 1.901% 11/15/35 (a)(b)(c)	2,356,900	2,357,608
Series 2019-IMC:
Class B, 1 month U.S. LIBOR + 1.300% 1.401% 4/15/34 (a)(b)(c)	4,437,000	4,423,214
Class C, 1 month U.S. LIBOR + 1.600% 1.701% 4/15/34 (a)(b)(c)	2,933,000	2,916,532
Class D, 1 month U.S. LIBOR + 1.900% 2.001% 4/15/34 (a)(b)(c)	3,079,000	3,049,963
Series 2019-XL:
Class B, 1 month U.S. LIBOR + 1.080% 1.181% 10/15/36 (a)(b)(c)	4,197,835	4,203,753
Class C, 1 month U.S. LIBOR + 1.250% 1.351% 10/15/36 (a)(b)(c)	5,277,037	5,280,347
Class D, 1 month U.S. LIBOR + 1.450% 1.551% 10/15/36 (a)(b)(c)	7,474,788	7,479,285
Class E, 1 month U.S. LIBOR + 1.800% 1.901% 10/15/36 (a)(b)(c)	10,502,550	10,509,141
Series 2020-BXLP Class E, 1 month U.S. LIBOR + 1.600% 1.701% 12/15/36 (a)(b)(c)	5,631,889	5,631,886
floater sequential payer Series 2021-MFM1 Class A, 1 month U.S. LIBOR + 0.700% 0.8009% 1/15/34 (a)(b)(c)	6,330,000	6,329,999
floater, sequential payer:
Series 2019-IMC Class A, 1 month U.S. LIBOR + 1.000% 1.101% 4/15/34 (a)(b)(c)	6,400,000	6,387,789
Series 2019-XL Class A, 1 month U.S. LIBOR + 0.920% 1.021% 10/15/36 (a)(b)(c)	14,500,845	14,516,862
CD Commercial Mortgage Trust sequential payer Series 2017-CD6 Class ASB, 3.332% 11/13/50	17,655,000	19,142,360
CF Hippolyta Issuer LLC sequential payer:
Series 2020-1:
Class A1, 1.69% 7/15/60 (a)	27,716,116	28,259,870
Class A2, 1.99% 7/15/60 (a)	10,924,506	11,027,326
Series 2021-1A Class A1, 1.53% 3/15/61 (a)	14,640,000	14,780,504
CGDB Commercial Mortgage Trust floater Series 2019-MOB:
Class A, 1 month U.S. LIBOR + 0.950% 1.0509% 11/15/36 (a)(b)(c)	4,222,000	4,223,276
Class B, 1 month U.S. LIBOR + 1.250% 1.3509% 11/15/36 (a)(b)(c)	1,600,000	1,600,000
CHC Commercial Mortgage Trust floater Series 2019-CHC:
Class A, 1 month U.S. LIBOR + 1.120% 1.221% 6/15/34 (a)(b)(c)	28,366,696	28,375,269
Class B, 1 month U.S. LIBOR + 1.500% 1.601% 6/15/34 (a)(b)(c)	2,166,148	2,155,269
Class C, 1 month U.S. LIBOR + 1.750% 1.851% 6/15/34 (a)(b)(c)	2,447,479	2,422,904
Citigroup Commercial Mortgage Trust:
sequential payer Series 2017-P7 Class AAB, 3.509% 4/14/50	740,000	799,548
Series 2015-GC33 Class XA, 0.8821% 9/10/58 (b)(j)	1,572,302	50,850
Series 2016-P6 Class XA, 0.7642% 12/10/49 (b)(j)	1,621,386	38,998
Series 2019-GC41 Class XA, 1.0575% 8/10/56 (b)(j)	20,630,223	1,377,534
COMM Mortgage Trust:
sequential payer:
Series 2014-CR18 Class A5, 3.828% 7/15/47	2,137,000	2,322,542
Series 2017-CD4 Class ASB, 3.317% 5/10/50	10,467,000	11,310,293
Series 2014-CR20 Class XA, 1.0046% 11/10/47 (b)(j)	369,041	10,658
Series 2014-LC17 Class XA, 0.7204% 10/10/47 (b)(j)	1,216,860	23,813
Series 2014-UBS6 Class XA, 0.885% 12/10/47 (b)(j)	959,723	23,520
Core Industrial Trust floater Series 2019-CORE Class A, 1 month U.S. LIBOR + 0.880% 0.981% 12/15/31 (a)(b)(c)	582,282	582,457
Credit Suisse Mortgage Trust:
floater Series 2019-ICE4:
Class B, 1 month U.S. LIBOR + 1.230% 1.331% 5/15/36 (a)(b)(c)	6,081,000	6,086,489
Class C, 1 month U.S. LIBOR + 1.430% 1.531% 5/15/36 (a)(b)(c)	1,603,000	1,604,930
sequential payer Series 2020-NET Class A, 2.2569% 8/15/37 (a)	3,554,000	3,672,079
Series 2018-SITE:
Class A, 4.284% 4/15/36 (a)	4,971,000	5,175,570
Class B, 4.5349% 4/15/36 (a)	1,471,000	1,481,937
Class C, 4.782% 4/15/36 (a)(b)	955,000	942,960
Class D, 4.782% 4/15/36 (a)(b)	1,909,000	1,730,472
DBJPM Mortgage Trust sequential payer Series 2017-C6 Class ASB, 3.121% 6/10/50	4,803,000	5,168,025
DBUBS Mortgage Trust Series 2011-LC3A:
Class B, 5.4266% 8/10/44 (a)(b)	386,024	385,883
Class C, 5.4266% 8/10/44 (a)(b)	4,800,000	4,799,547
Freddie Mac:
floater:
Series 2021-F108 Class A/S, UNITED STATES 30 DAY AVERAGE S + 0.250% 0.26% 2/25/31 (b)(c)	29,600,000	29,626,664
Series 2021-F109 Class A/S, UNITED STATES 30 DAY AVERAGE S + 0.240% 0.25% 3/25/31 (b)(c)	51,500,000	51,536,266
Series 2021-F110 Class A/S, 1 month U.S. LIBOR + 0.240% 0.25% 3/25/31 (b)(c)	24,100,000	24,116,786
Series 2021-F111 Class A/S, UNITED STATES 30 DAY AVERAGE S + 0.240% 0.25% 3/25/31 (b)(c)	28,100,000	28,119,796
Series 2021-F112 Class A/S, UNITED STATES 30 DAY AVERAGE S + 0.250% 0.24% 4/25/31 (b)(c)	23,200,000	23,214,463
sequential payer:
Series 2020-K118 Class A2, 1.493% 9/25/30	27,923,000	27,605,074
Series 2020-K120 Class A2, 1.5% 10/25/30	19,200,000	18,971,931
Series 2020-K121 Class A2, 1.547% 10/25/30	11,600,000	11,507,993
Series 2020-K739 Class A2, 1.336% 9/25/27	31,857,000	32,190,705
Series 2021-K125 Class A2, 1.846% 1/25/31	9,400,000	9,565,182
Series 2021-K126 Class A2, 2.074% 1/25/31	32,706,000	33,937,270
Series 2021-K127 Class A2, 2.108% 1/25/31	18,700,000	19,441,599
Series 2021-K128 Class A2, 2.02% 3/25/31	10,100,000	10,421,097
Series 2020-K122 Class A2, 1.521% 11/25/30	8,000,000	7,913,936
Series 2021-K123 Class A2, 1.621% 12/25/30	23,694,000	23,642,880
GB Trust floater Series 2020-FLIX:
Class A, 1 month U.S. LIBOR + 1.120% 1.221% 8/15/37 (a)(b)(c)	6,300,000	6,323,469
Class B, 1 month U.S. LIBOR + 1.350% 1.451% 8/15/37 (a)(b)(c)	1,300,000	1,301,219
Class C, 1 month U.S. LIBOR + 1.600% 1.701% 8/15/37 (a)(b)(c)	710,000	710,889
GS Mortgage Securities Trust:
floater:
Series 2018-3PCK Class A, 1 month U.S. LIBOR + 1.450% 1.551% 9/15/31 (a)(b)(c)	20,025,000	19,671,463
Series 2018-HART Class A, 1 month U.S. LIBOR + 1.090% 1.2% 10/15/31 (a)(b)(c)	3,300,000	3,305,438
sequential payer:
Series 2014-GC18 Class AAB, 3.648% 1/10/47	1,110,099	1,150,209
Series 2016-GC34 Class AAB, 3.278% 10/10/48	2,215,366	2,332,919
Series 2019-GC39 Class A4, 3.567% 5/10/52	130,000	144,544
Series 2011-GC5 Class A/S, 5.209% 8/10/44 (a)	13,806,000	13,803,345
Series 2015-GC30 Class A/S, 3.777% 5/10/50	2,577,000	2,778,647
JP Morgan Chase Commercial Mortgage Securities Trust sequential payer Series 2021-2NU Class A, 1.9739% 1/5/40 (a)	24,200,000	24,240,276
JPMBB Commercial Mortgage Securities Trust Series 2013-C14 Class A/S, 4.4093% 8/15/46	4,614,000	4,884,373
JPMDB Commercial Mortgage Securities Trust sequential payer:
Series 2017-C5 Class ASB, 3.4919% 3/15/50	3,236,000	3,481,277
Series 2018-C8 Class ASB, 4.145% 6/15/51	8,779,000	9,928,754
Series 2019-COR6 Class A4, 3.0565% 11/13/52	2,872,000	3,090,835
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6 Class A/S, 4.1166% 5/15/45	600,000	615,121
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2019-BKWD Class A, 1 month U.S. LIBOR + 1.000% 1.101% 9/15/29 (a)(b)(c)	6,400,000	6,409,208
sequential payer Series 2013-LC11 Class A5, 2.9599% 4/15/46	7,200,000	7,487,060
Series 2012-C8 Class A/S, 3.4239% 10/15/45 (a)	6,783,000	6,968,352
Series 2012-CBX Class A/S, 4.2707% 6/15/45	31,528,000	32,468,773
Series 2013-LC11 Class A/S, 3.216% 4/15/46	5,691,000	5,914,634
Series 2018-WPT:
Class AFX, 4.2475% 7/5/33 (a)	84,000	88,744
Class CFX, 4.9498% 7/5/33 (a)	767,000	808,922
Class DFX, 5.3503% 7/5/33 (a)	1,370,000	1,441,779
Class EFX, 5.5422% 7/5/33 (a)	1,614,000	1,663,053
LIFE Mortgage Trust floater Series 2021-BMR:
Class A, 1 month U.S. LIBOR + 0.700% 0.801% 3/15/38 (a)(b)(c)	13,421,000	13,429,423
Class B, 1 month U.S. LIBOR + 0.880% 0.981% 3/15/38 (a)(b)(c)	2,940,000	2,943,661
Class C, 1 month U.S. LIBOR + 1.100% 1.201% 3/15/38 (a)(b)(c)	2,038,000	2,040,553
Class D, 1 month U.S. LIBOR + 1.400% 1.501% 3/15/38 (a)(b)(c)	2,834,000	2,842,873
Class E, 1 month U.S. LIBOR + 1.750% 1.851% 3/15/38 (a)(b)(c)	2,476,000	2,482,201
Merit floater Series 2020-HILL Class A, 1 month U.S. LIBOR + 1.150% 1.251% 8/15/37 (a)(b)(c)	5,774,000	5,798,943
MHC Commercial Mortgage Trust floater sequential payer Series 2021-MHC Class A, 1 month U.S. LIBOR + 0.800% 0.9018% 4/15/38 (a)(b)(c)	34,600,000	34,610,383
Morgan Stanley BAML Trust:
sequential payer:
Series 2016-C28 Class A3, 3.272% 1/15/49	6,364,557	6,775,538
Series 2017-C33 Class A4, 3.337% 5/15/50	13,400,000	14,607,061
Series 2012-C5 Class A/S, 3.792% 8/15/45	6,800,000	7,011,308
Series 2012-C6 Class A/S, 3.476% 11/15/45	220,000	226,419
Series 2015-C25 Class XA, 1.0522% 10/15/48 (b)(j)	918,703	33,681
Morgan Stanley Capital Barclays Bank Trust sequential payer Series 2016-MART Class A, 2.2004% 9/13/31 (a)	3,061,000	3,062,204
Morgan Stanley Capital I Trust:
floater Series 2018-BOP Class A, 1 month U.S. LIBOR + 0.850% 0.951% 8/15/33 (a)(b)(c)	205,211	204,824
floater sequential payer Series 2019-NUGS Class A, 1 month U.S. LIBOR + 0.950% 2.45% 12/15/36 (a)(b)(c)	9,700,000	9,784,031
sequential payer:
Series 2019-L2 Class A3, 3.806% 3/15/52	100,000	110,439
Series 2019-MEAD Class A, 3.17% 11/10/36 (a)	16,247,000	17,103,191
Series 2011-C3 Class AJ, 5.2155% 7/15/49 (a)(b)	14,387,653	14,430,288
Series 2018-H4 Class A4, 4.31% 12/15/51	2,991,000	3,426,182
Series 2019-MEAD:
Class B, 3.1771% 11/10/36 (a)(b)	1,783,000	1,835,086
Class C, 3.1771% 11/10/36 (a)(b)	1,712,000	1,728,171
NYT Mortgage Trust floater Series 2019-NYT Class A, 1 month U.S. LIBOR + 1.200% 1.301% 12/15/35 (a)(b)(c)	20,822,000	20,856,585
Prima Capital Ltd. floater sequential payer Series 2021-9A Class A, 1 month U.S. LIBOR + 1.450% 1.5493% 12/15/37 (a)(b)(c)	6,845,798	6,845,795
RETL floater Series 2019-RVP Class C, 1 month U.S. LIBOR + 2.100% 2.201% 3/15/36 (a)(b)(c)	7,791,489	7,771,793
RLGH Trust floater Series 2021-TROT Class A, 1 month U.S. LIBOR + 0.800% 0.91% 4/15/36 (a)(b)(c)	23,000,000	23,006,822
UBS Commercial Mortgage Trust:
sequential payer:
Series 2017-C1 Class ASB, 3.462% 11/15/50	1,400,000	1,526,942
Series 2017-C7 Class ASB, 3.586% 12/15/50	1,000,000	1,096,687
Series 2012-C1 Class A/S, 4.171% 5/10/45	9,200,000	9,390,462
Series 2017-C7 Class XA, 1.0259% 12/15/50 (b)(j)	1,216,638	61,161
UBS-Barclays Commercial Mortgage Trust:
floater Series 2013-C6 Class A3, 1 month U.S. LIBOR + 0.790% 0.8881% 4/10/46 (a)(b)(c)	110,576	110,265
sequential payer Series 2012-C4 Class A/S, 3.3165% 12/10/45 (a)	4,200,000	4,333,603
Series 2012-C3 Class A/S, 3.814% 8/10/49 (a)	12,000,000	12,395,029
VLS Commercial Mortgage Trust:
sequential payer Series 2020-LAB Class A, 2.13% 10/10/42 (a)	8,020,000	7,928,270
Series 2020-LAB:
Class B, 2.453% 10/10/42 (a)	470,000	469,930
Class X, 0.4294% 10/10/42 (a)(b)(j)	27,100,000	962,107
Wells Fargo Commercial Mortgage Trust:
floater Series 2021-FCMT Class A, 1 month U.S. LIBOR + 1.200% 1.3% 5/15/31 (a)(b)(c)	15,435,000	15,464,339
sequential payer:
Series 2015-C26 Class A4, 3.166% 2/15/48	11,250,000	12,111,568
Series 2015-C29 Class ASB, 3.4% 6/15/48	4,937,618	5,197,075
Series 2016-LC24 Class A3, 2.684% 10/15/49	4,700,000	4,967,801
Series 2017-C40 Class ASB, 3.395% 10/15/50	1,000,000	1,086,978
Series 2018-C44 Class ASB, 4.167% 5/15/51	1,000,000	1,128,094
Series 2019-C52 Class A5, 2.892% 8/15/52	3,829,000	4,072,992
Series 2019-C54 Class ASB, 3.063% 12/15/52	1,000,000	1,092,316
Series 2015-SG1 Class ASB, 3.556% 9/15/48	4,361,814	4,594,858
Series 2017-C42 Class XA, 0.8798% 12/15/50 (b)(j)	1,447,616	69,974
Series 2018-C46 Class XA, 0.9374% 8/15/51 (b)(j)	24,942,025	1,141,417
Series 2018-C48 Class A5, 4.302% 1/15/52	3,836,000	4,441,147
Series 2019-C54 Class XA, 0.8388% 12/15/52 (b)(j)	26,329,446	1,594,172
WF-RBS Commercial Mortgage Trust:
Series 2012-C8 Class A/S, 3.66% 8/15/45	5,036,000	5,175,539
Series 2012-C9 Class A/S, 3.388% 11/15/45	1,300,000	1,339,510
Series 2013-C12 Class A/S, 3.56% 3/15/48	17,361,000	18,147,493
Series 2013-C16 Class A/S, 4.668% 9/15/46 (b)	8,828,629	9,544,472
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $1,279,276,721)		1,281,883,960

Municipal Securities - 0.1%
Chicago Board of Ed. Series 2009 G, 1.75% 12/15/25	4,720,000	4,542,840
Illinois Gen. Oblig.:
Series 2003:	$	$
4.95% 6/1/23	3,343,364	3,459,239
5.1% 6/1/33	22,095,000	25,381,362
Series 2010-1, 6.63% 2/1/35	2,035,000	2,480,221
Series 2010-3:
6.725% 4/1/35	2,710,000	3,325,298
7.35% 7/1/35	1,385,000	1,752,695
Series 2010-5, 6.2% 7/1/21	295,000	296,098
New Jersey Econ. Dev. Auth. State Pension Fdg. Rev. Series 1997, 7.425% 2/15/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	11,609,000	14,891,357
TOTAL MUNICIPAL SECURITIES
(Cost $50,276,753)		56,129,110

Foreign Government and Government Agency Obligations - 0.0%
State of Qatar 3.4% 4/16/25 (Cost $4,099,939)(a)	$4,110,000	$4,485,808
	Shares	Value

Common Stocks - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Jonah Energy Parent LLC (i)
(Cost $65,550)	4,766	71,490
	Principal Amount	Value

Bank Notes - 0.0%
Discover Bank 4.682% 8/9/28 (b)	2,954,000	3,142,761
KeyBank NA 6.95% 2/1/28	619,000	779,513
Regions Bank 6.45% 6/26/37	4,251,000	5,869,276
TOTAL BANK NOTES
(Cost $8,502,372)		9,791,550
	Shares	Value

Fixed-Income Funds - 55.4%
Bank Loan Funds - 2.2%
Fidelity Floating Rate High Income Fund (n)	83,849,670	$792,379,385
High Yield Fixed-Income Funds - 2.8%
Fidelity High Income Fund (n)	33,706,903	292,575,915
Fidelity New Markets Income Fund (n)	48,482,092	711,717,114

TOTAL HIGH YIELD FIXED-INCOME FUNDS		1,004,293,029

Inflation-Protected Bond Funds - 2.1%
Fidelity Inflation-Protected Bond Index Fund (n)	67,248,036	749,815,600
Intermediate Government Funds - 6.6%
Fidelity SAI U.S. Treasury Bond Index Fund (n)	235,336,174	2,358,068,459
Intermediate-Term Bond Funds - 34.4%
Fidelity Global Credit Fund (n)	3,147,903	30,723,536
Fidelity Intermediate Bond Fund (n)	49,056,068	548,937,405
Fidelity SAI Total Bond Fund (n)	1,020,734,832	10,738,130,397
Fidelity Sustainability Bond Index Fund (n)	2,363,917	25,317,551
Fidelity U.S. Bond Index Fund (n)	85,503,251	1,030,314,170

TOTAL INTERMEDIATE-TERM BOND FUNDS		12,373,423,059

Investment Grade Fixed-Income Funds - 2.3%
Fidelity Corporate Bond Fund (n)	66,354,255	828,101,099
Long Government Bond Funds - 3.2%
Fidelity SAI Long-Term Treasury Bond Index Fund (n)	109,572,485	1,166,946,960
Sector Funds - 1.8%
Fidelity Advisor Real Estate Income Fund Class I (n)	49,903,219	646,246,691
TOTAL FIXED-INCOME FUNDS
(Cost $19,675,544,623)		19,919,274,282
	Principal Amount	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Bank of Nova Scotia 4.65% (b)(o)	13,095,000	13,292,767
Barclays Bank PLC 7.625% 11/21/22	12,633,000	13,849,436
		27,142,203
Consumer Finance - 0.0%
Ally Financial, Inc. 4.7% (b)(o)	2,600,000	2,684,842
TOTAL PREFERRED SECURITIES
(Cost $29,129,144)		29,827,045
	Shares	Value

Money Market Funds - 10.2%
Fidelity Cash Central Fund 0.03% (p)	2,064,610,808	2,065,023,730
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01% (n)(q)	1,590,674,573	1,590,674,573
TOTAL MONEY MARKET FUNDS
(Cost $3,655,698,264)		3,655,698,303

Purchased Swaptions - 0.0%
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 0.865% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2031	10/14/21	22,100,000	$1,645,031
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 1.78% and receive quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	4,600,000	154,216
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to pay semi-annually a fixed rate of 2.313% and receive quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	12,300,000	242,546

TOTAL PUT OPTIONS			2,041,793

Call Options - 0.0%
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 0.865% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2031	10/14/21	22,100,000	20,008
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 1.78% and pay quarterly a floating rate based on 3-month LIBOR, expiring October 2029	10/15/24	4,600,000	98,032
Option on an interest rate swap with JPMorgan Chase Bank, N.A. to receive semi-annually a fixed rate of 2.313% and pay quarterly a floating rate based on 3-month LIBOR, expiring June 2029	6/6/24	12,300,000	450,241

TOTAL CALL OPTIONS			568,281

TOTAL PURCHASED SWAPTIONS
(Cost $2,011,618)			2,610,074
TOTAL INVESTMENT IN SECURITIES - 108.7%
(Cost $38,423,295,022)			39,068,445,760
NET OTHER ASSETS (LIABILITIES) - (8.7)%			(3,112,908,972)
NET ASSETS - 100%			$35,955,536,788

TBA Sale Commitments
	Principal Amount	Value
Ginnie Mae
2% 6/1/51	$(14,150,000)	$(14,394,031)
2% 6/1/51	(5,700,000)	(5,798,302)
2% 6/1/51	(9,450,000)	(9,612,975)
2% 6/1/51	(3,800,000)	(3,865,535)
2% 6/1/51	(23,700,000)	(24,108,730)
2% 6/1/51	(9,500,000)	(9,663,837)
2% 6/1/51	(56,850,000)	(57,830,435)
2% 6/1/51	(22,800,000)	(23,193,209)
2% 6/1/51	(33,150,000)	(33,721,705)
2% 6/1/51	(13,300,000)	(13,529,372)
2.5% 6/1/51	(50,750,000)	(52,563,693)
2.5% 6/1/51	(18,200,000)	(18,850,428)
3% 6/1/51	(20,100,000)	(20,970,362)
3% 6/1/51	(9,400,000)	(9,807,035)
3.5% 6/1/51	(28,750,000)	(30,240,527)
3.5% 6/1/51	(10,700,000)	(11,254,735)
3.5% 6/1/51	(2,450,000)	(2,577,019)
3.5% 6/1/51	(4,600,000)	(4,838,484)

TOTAL GINNIE MAE		(346,820,414)

Uniform Mortgage Backed Securities
1.5% 6/1/36	(25,150,000)	(25,460,447)
1.5% 6/1/36	(3,650,000)	(3,695,055)
1.5% 6/1/36	(6,700,000)	(6,782,703)
2% 6/1/51	(60,600,000)	(61,228,652)
2% 6/1/51	(23,300,000)	(23,541,710)
2% 6/1/51	(7,100,000)	(7,173,654)
2% 6/1/51	(23,900,000)	(24,147,934)
2% 6/1/51	(62,400,000)	(63,047,325)
2% 6/1/51	(23,500,000)	(23,743,784)
2% 6/1/51	(10,300,000)	(10,406,850)
2% 6/1/51	(35,900,000)	(36,272,419)
2% 6/1/51	(14,000,000)	(14,145,233)
2% 6/1/51	(54,250,000)	(54,812,779)
2% 6/1/51	(44,050,000)	(44,506,966)
2% 6/1/51	(30,600,000)	(30,917,438)
2% 6/1/51	(42,550,000)	(42,991,405)
2% 6/1/51	(11,650,000)	(11,770,855)
2.5% 6/1/51	(2,600,000)	(2,692,117)
2.5% 6/1/51	(5,600,000)	(5,798,406)
2.5% 6/1/51	(8,200,000)	(8,490,523)
2.5% 6/1/51	(20,900,000)	(21,640,479)
2.5% 6/1/51	(5,000,000)	(5,177,148)
2.5% 6/1/51	(6,800,000)	(7,040,921)
2.5% 6/1/51	(5,400,000)	(5,591,320)
2.5% 6/1/51	(6,800,000)	(7,040,921)
2.5% 6/1/51	(8,100,000)	(8,386,980)
2.5% 6/1/51	(2,700,000)	(2,795,660)
2.5% 6/1/51	(30,100,000)	(31,166,431)
2.5% 6/1/51	(2,950,000)	(3,054,517)
3% 6/1/51	(5,500,000)	(5,744,063)
3% 6/1/51	(5,575,000)	(5,822,391)
3% 6/1/51	(36,200,000)	(37,806,379)
3.5% 6/1/51	(14,500,000)	(15,306,070)
3.5% 6/1/51	(15,600,000)	(16,467,220)
3.5% 6/1/51	(76,500,000)	(80,752,712)
3.5% 6/1/51	(50,700,000)	(53,518,464)
3.5% 6/1/51	(15,400,000)	(16,256,101)
3.5% 6/1/51	(10,250,000)	(10,819,808)
3.5% 6/1/51	(55,850,000)	(58,954,757)
3.5% 6/1/51	(11,250,000)	(11,875,397)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(906,843,994)

TOTAL TBA SALE COMMITMENTS
(Proceeds $1,253,151,514)		$(1,253,664,408)

Written Swaptions
	Expiration Date	Notional Amount	Value
Put Swaptions
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 2.37% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2026	5/11/26	60,000,000	$(1,866,836)
Option on an interest rate swap with Bank of America N.A. to pay semi-annually a fixed rate of 2.5175% and receive quarterly a floating rate based on 3-month LIBOR, expiring April 2026	4/1/26	21,000,000	(584,500)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to pay semi-annually a fixed rate of 1.27% and receive quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	96,100,000	(5,501,741)
Option on an interest rate swap with Morgan Stanley Capital Services to pay semi-annually a fixed rate of 2.3725% and receive quarterly a floating rate based on 3-month LIBOR, expiring May 2026	5/18/26	16,000,000	(498,467)

TOTAL PUT SWAPTIONS			(8,451,544)

Call Swaptions
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 2.37% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2026	5/11/26	60,000,000	(2,105,210)
Option on an interest rate swap with Bank of America N.A. to receive semi-annually a fixed rate of 2.5175% and pay quarterly a floating rate based on 3-month LIBOR, expiring April 2026	4/1/26	21,000,000	(820,808)
Option on an interest rate swap with Goldman Sachs Bank U.S.A. to receive semi-annually a fixed rate of 1.27% and pay quarterly a floating rate based on 3-month LIBOR, expiring November 2030	11/25/25	96,100,000	(1,245,984)
Option on an interest rate swap with Morgan Stanley Capital Services to receive semi-annually a fixed rate of 2.3725% and pay quarterly a floating rate based on 3-month LIBOR, expiring May 2026	5/18/26	16,000,000	(562,310)

TOTAL CALL SWAPTIONS			(4,734,312)

TOTAL WRITTEN SWAPTIONS			$(13,185,856)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	758	Sept. 2021	$100,008,625	$142,108	$142,108
CBOT 5-Year U.S. Treasury Note Contracts (United States)	349	Sept. 2021	43,224,195	81,255	81,255
CBOT Long Term U.S. Treasury Bond Contracts (United States)	1,522	Sept. 2021	238,240,563	1,109,685	1,109,685
TOTAL PURCHASED					1,333,048
Sold
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	209	Sept. 2021	27,574,938	(17,091)	(17,091)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	1,997	Sept. 2021	440,806,547	(206,739)	(206,739)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	538	Sept. 2021	66,632,141	(131,322)	(131,322)
TOTAL SOLD					(355,152)
TOTAL FUTURES CONTRACTS					$977,896

The notional amount of futures purchased as a percentage of Net Assets is 1.1%

The notional amount of futures sold as a percentage of Net Assets is 1.5%

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(2)	Value(1)	Upfront Premium Received/(Paid)(3)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Sell Protection
CMBX N.A. AAA Index Series 13	NR	Dec. 2072	Goldman Sachs & Co. LLC	0.5%	Monthly	$12,160,000	$101,206	$(59,876)	$41,330
CMBX N.A. AAA Index Series 13	NR	Dec. 2072	JPMorgan Securities LLC	0.5%	Monthly	8,990,000	74,823	(28,973)	45,850
CMBX N.A. AAA Index Series 13	NR	Dec. 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	3,110,000	25,884	(8,797)	17,087
CMBX N.A. AAA Index Series 13	NR	Dec. 2072	Morgan Stanley Capital Services LLC	0.5%	Monthly	2,580,000	15,725	(15,059)	666

TOTAL CREDIT DEFAULT SWAPS							$217,638	$(112,705)	$104,933

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (3) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(3)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2023	$185,090,000	$261,289	$0	$261,289
0.5%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2026	70,132,000	272,102	0	272,102
0.75%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2028	14,550,000	104,201	0	104,201
1%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2031	1,370,000	11,985	0	11,985
3-month LIBOR(3)	Quarterly	1%	Semi - annual	LCH	Sep. 2031	15,486,000	(18,357)	0	(18,357)
1.25%	Semi - annual	3-month LIBOR(3)	Quarterly	LCH	Sep. 2051	3,303,000	22,744	0	22,744

TOTAL INTEREST RATE SWAPS							$653,964	$0	$653,964

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,441,832,480 or 6.8% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security or a portion of the security has been segregated as collateral for open options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $2,433,397.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $5,181,928.

 (f) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $4,299,722.

 (g) Security or a portion of the security has been segregated as collateral for mortgage-backed or asset-backed securities purchased on a delayed delivery or when-issued basis. At period end, the value of securities pledged amounted to $1,845,616.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Level 3 security

 (j) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (k) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (l) Principal Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans.

 (m) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (n) Affiliated Fund

 (o) Security is perpetual in nature with no stated maturity date.

 (p) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (q) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,110,914
Total	$1,110,914

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $1,034,474,149. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $6,875,696,707 and $5,845,115,616, respectively, during the period.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Advisor Real Estate Income Fund Class I	$--	$574,363,941	$--	$17,215,795	$--	$71,882,750	$646,246,691
Fidelity Advisor Real Estate Income Fund Class Z	130,711,979	1,148,146	126,148,146	1,148,146	--	(5,711,979)	--
Fidelity Capital & Income Fund	--	50,550,888	52,144,462	626,512	1,593,574	--	--
Fidelity Corporate Bond Fund	502,825,401	327,929,997	--	20,926,032	--	(2,654,299)	828,101,099
Fidelity Floating Rate High Income Fund	554,823,681	221,227,425	30,000,000	21,227,001	(2,125,984)	48,454,263	792,379,385
Fidelity Global Credit Fund	26,242,053	4,178,341	--	1,178,341	--	316,930	30,723,536
Fidelity High Income Fund	189,708,266	360,653,342	270,000,000	10,646,000	2,992,145	9,222,162	292,575,915
Fidelity Inflation-Protected Bond Index Fund	417,876,035	305,576,072	--	5,576,075	--	26,363,493	749,815,600
Fidelity Intermediate Bond Fund	--	552,378,195	--	2,378,231	--	(3,440,790)	548,937,405
Fidelity Investments Money Market Government Portfolio Institutional Class 0.01%	502,472,950	7,870,746,472	6,782,544,849	212,421	--	--	1,590,674,573
Fidelity New Markets Income Fund	437,744,286	247,056,282	--	22,055,982	--	26,916,546	711,717,114
Fidelity SAI Long-Term Treasury Bond Index Fund	1,107,985,358	392,780,101	100,000,000	67,779,943	2,024,246	(235,842,745)	1,166,946,960
Fidelity SAI Total Bond Fund	9,212,423,374	1,711,488,621	--	586,477,520	--	(185,781,598)	10,738,130,397
Fidelity SAI U.S. Treasury Bond Index Fund	--	2,426,485,756	--	27,353,557	--	(68,417,297)	2,358,068,459
Fidelity Sustainability Bond Index Fund	25,576,136	495,601	--	495,615	--	(754,186)	25,317,551
Fidelity U.S. Bond Index Fund	101,109,716	966,437,699	--	17,286,148	--	(37,233,245)	1,030,314,170
Total	$13,209,499,235	$16,013,496,879	$7,360,837,457	$802,583,319	$4,483,981	$(356,679,995)	$21,509,948,855

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$71,490	$--	$--	$71,490
Corporate Bonds	4,237,273,577	--	4,237,273,577	--
U.S. Government and Government Agency Obligations	2,710,947,649	--	2,710,947,649	--
U.S. Government Agency - Mortgage Securities	6,103,879,129	--	6,103,879,129	--
Asset-Backed Securities	777,277,948	--	777,277,948	--
Collateralized Mortgage Obligations	279,295,835	--	279,295,781	54
Commercial Mortgage Securities	1,281,883,960	--	1,281,883,960	--
Municipal Securities	56,129,110	--	56,129,110	--
Foreign Government and Government Agency Obligations	4,485,808	--	4,485,808	--
Bank Notes	9,791,550	--	9,791,550	--
Fixed-Income Funds	19,919,274,282	19,919,274,282	--	--
Preferred Securities	29,827,045	--	29,827,045	--
Money Market Funds	3,655,698,303	3,655,698,303	--	--
Purchased Swaptions	2,610,074	--	2,610,074	--
Total Investments in Securities:	$39,068,445,760	$23,574,972,585	$15,493,401,631	$71,544
Derivative Instruments:
Assets
Futures Contracts	$1,333,048	$1,333,048	$--	$--
Swaps	889,959	--	889,959	--
Total Assets	$2,223,007	$1,333,048	$889,959	$--
Liabilities
Futures Contracts	$(355,152)	$(355,152)	$--	$--
Swaps	(18,357)	--	(18,357)	--
Written Swaptions	(13,185,856)	--	(13,185,856)	--
Total Liabilities	$(13,559,365)	$(355,152)	$(13,204,213)	$--
Total Derivative Instruments:	$(11,336,358)	$977,896	$(12,314,254)	$--
Other Financial Instruments:
TBA Sale Commitments	$(1,253,664,408)	$--	$(1,253,664,408)	$--
Total Other Financial Instruments:	$(1,253,664,408)	$--	$(1,253,664,408)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$217,638	$--
Total Credit Risk	217,638	--
Interest Rate Risk
Futures Contracts(b)	1,333,048	(355,152)
Purchased Swaptions(c)	2,610,074	--
Swaps(d)	672,321	(18,357)
Written Swaptions(e)	--	(13,185,856)
Total Interest Rate Risk	4,615,443	(13,559,365)
Total Value of Derivatives	$4,833,081	$(13,559,365)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (b) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (c) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (d) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (e) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,092,052,135)	$15,493,473,175
Fidelity Central Funds (cost $2,065,023,691)	2,065,023,730
Other affiliated issuers (cost $21,266,219,196)	21,509,948,855
Total Investment in Securities (cost $38,423,295,022)		$39,068,445,760
Cash		1,316,839
Receivable for investments sold		78,967,891
Receivable for premium on written options		11,270,795
Receivable for TBA sale commitments		1,253,151,514
Receivable for fund shares sold		51,613,980
Dividends receivable		33,910,750
Interest receivable		59,117,888
Distributions receivable from Fidelity Central Funds		60,939
Receivable for daily variation margin on futures contracts		415,397
Bi-lateral OTC swaps, at value		217,638
Prepaid expenses		83,307
Other receivables		2,640
Total assets		40,558,575,338
Liabilities
Payable for investments purchased
Regular delivery	$175,928,576
Delayed delivery	3,143,495,118
TBA sale commitments, at value	1,253,664,408
Payable for swaps	15,059
Payable for fund shares redeemed	13,550,138
Distributions payable	504,839
Accrued management fee	1,216,444
Payable for daily variation margin on centrally cleared OTC swaps	59,873
Written options, at value (premium receivable $11,270,795)	13,185,856
Other payables and accrued expenses	1,418,239
Total liabilities		4,603,038,550
Net Assets		$35,955,536,788
Net Assets consist of:
Paid in capital		$35,391,471,895
Total accumulated earnings (loss)		564,064,893
Net Assets		$35,955,536,788
Net Asset Value, offering price and redemption price per share ($35,955,536,788 ÷ 3,391,302,307 shares)		$10.60

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$1,626,125
Affiliated issuers		388,427,485
Interest		263,478,990
Income from Fidelity Central Funds		1,110,914
Total income		654,643,514
Expenses
Management fee	$87,274,503
Custodian fees and expenses	251,898
Independent trustees' fees and expenses	261,934
Registration fees	2,395,150
Audit	86,173
Legal	74,429
Miscellaneous	224,061
Total expenses before reductions	90,568,148
Expense reductions	(72,923,996)
Total expenses after reductions		17,644,152
Net investment income (loss)		636,999,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	35,347,206
Fidelity Central Funds	(31,510)
Other affiliated issuers	4,483,981
Futures contracts	(7,533,443)
Swaps	(410,045)
Written options	(124,920)
Capital gain distributions from underlying funds:
Affiliated issuers	414,155,834
Total net realized gain (loss)		445,887,103
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,158,833
Fidelity Central Funds	23,430,451
Other affiliated issuers	(356,679,995)
Futures contracts	1,698,233
Swaps	1,277,531
Written options	(1,607,607)
Delayed delivery commitments	(350,417)
Total change in net unrealized appreciation (depreciation)		(319,072,971)
Net gain (loss)		126,814,132
Net increase (decrease) in net assets resulting from operations		$763,813,494

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021	Year ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$636,999,362	$612,486,361
Net realized gain (loss)	445,887,103	904,314,719
Change in net unrealized appreciation (depreciation)	(319,072,971)	369,303,590
Net increase (decrease) in net assets resulting from operations	763,813,494	1,886,104,670
Distributions to shareholders	(1,837,657,639)	(870,231,562)
Share transactions
Proceeds from sales of shares	15,795,273,550	13,153,308,317
Reinvestment of distributions	1,814,939,433	789,311,102
Cost of shares redeemed	(5,355,146,752)	(7,137,434,535)
Net increase (decrease) in net assets resulting from share transactions	12,255,066,231	6,805,184,884
Total increase (decrease) in net assets	11,181,222,086	7,821,057,992
Net Assets
Beginning of period	24,774,314,702	16,953,256,710
End of period	$35,955,536,788	$24,774,314,702
Other Information
Shares
Sold	1,448,161,531	1,238,104,414
Issued in reinvestment of distributions	166,996,807	74,193,651
Redeemed	(487,179,030)	(668,720,512)
Net increase (decrease)	1,127,979,308	643,577,553

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Core Income Fund

Years ended May 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$10.47	$10.00
Income from Investment Operations
Net investment income (loss)B	.239	.302	.209
Net realized and unrealized gain (loss)	.106	.613	.445
Total from investment operations	.345	.915	.654
Distributions from net investment income	(.245)	(.299)	(.182)
Distributions from net realized gain	(.450)	(.136)	(.002)
Total distributions	(.695)	(.435)	(.184)
Net asset value, end of period	$10.60	$10.95	$10.47
Total ReturnC,D	3.10%	8.94%	6.60%
Ratios to Average Net AssetsE,F
Expenses before reductions	.31%	.32%	.37%G
Expenses net of fee waivers, if any	.06%	.07%	.12%G
Expenses net of all reductions	.06%	.07%	.12%G
Net investment income (loss)	2.18%	2.83%	3.30%G
Supplemental Data
Net assets, end of period (000 omitted)	$35,955,537	$24,774,315	$16,953,257
Portfolio turnover rateH	191%	247%	124%G,I

 A For the period October 16, 2018 (commencement of operations) to May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Fidelity Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Core Income Fund	$2,637

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, swaps, market discount, partnerships, deferred Trustee compensation and losses deferred due to wash sales, futures contracts and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$988,063,085
Gross unrealized depreciation	(342,918,343)
Net unrealized appreciation (depreciation)	$645,144,742
Tax Cost	$38,410,473,870

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$6,621,288
Net unrealized appreciation (depreciation) on securities and other investments	$640,513,713

The Fund intends to elect to defer to its next fiscal year $83,070,110 of capital losses recognized during the period November 1, 2020 to May 31, 2021.

The tax character of distributions paid was as follows:

	May 31, 2021	May 31, 2020
Ordinary Income	$1,226,101,021	$ 870,231,562
Long-term Capital Gains	611,556,618	–
Total	$1,837,657,639	$ 870,231,562

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. TBA securities involve buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. Funds may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or a fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to a fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Statement of Assets and Liabilities as "Receivable for TBA sale commitments" and "TBA sale commitments, at value," respectively.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. For OTC written options with upfront premiums received, the Fund is obligated to perform and therefore does not have counterparty risk. For OTC written options with premiums to be received at a future date, the maximum risk of loss from counterparty credit risk is the amount of the premium in excess of any collateral pledged by the counterparty. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(2,132,295)	$712,982
Total Credit Risk	$(2,132,295)	$712,982
Interest Rate Risk
Futures Contracts	$(7,533,443)	$1,698,233
Purchased Options	(732,336)	(1,235,955)
Swaps	1,722,250	564,549
Written Options	(124,920)	(1,607,607)
Total Interest Rate Risk	(6,668,449)	(580,780)
Totals	$(8,800,744)	$132,202

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to fluctuations in interest rates.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable, and are representative of volume of activity during the period.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Core Income Fund	46,094,916,075	38,393,591,923

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (an affiliate of the investment adviser) served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Core Income Fund	$21

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Reallocation of Underlying Fund Investments. During the prior period, the investment adviser reallocated investments of the Fund. This involved a taxable redemption of the Fund's interest in Fidelity Specialized High Income Central Fund. The Fund redeemed 2,350,309 shares of Fidelity Specialized High Income Central Fund in exchange for investments, including accrued interest, and cash with a value of $238,156,796. The Fund realized gains of $9,525,452 on the Fund's redemptions of Fidelity Specialized High Income Central Fund shares. The Fund recognized net gains on the exchanges for federal income tax purposes.

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expense on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Core Income Fund	$58,030

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $ 72,923,967.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $29 for the period.

9. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within the principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Core Income Fund
Fidelity Corporate Bond Fund	25%
Fidelity Global Credit Fund	25%
Fidelity Intermediate Bond Fund	15%
Fidelity New Markets Income Fund	12%
Fidelity Real Estate Income Fund	10%
Fidelity SAI Long-Term Treasury Bond Index Fund	100%
Fidelity SAI Total Bond Fund	63%
Fidelity SAI U.S. Treasury Bond Index Fund	21%
Fidelity Sustainability Bond Index Fund	11%

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Core Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Core Income Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2021 and for the period October 16, 2018 (commencement of operations) to May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the two years in the period ended May 31, 2021 and for the period October 16, 2018 (commencement of operations) to May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Fidelity Core Income Fund	.06%
Actual		$1,000.00	$989.80	$.30
Hypothetical-C		$1,000.00	$1,024.63	$.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2021, $220,555,492, or, if subsequently determined to be different, the net capital gain of such year.

A total of 18.49% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $643,144,300 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Amended Sub-Advisory Agreements

Strategic Advisers Fidelity Core Income Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve an amendment to the fee schedules for certain investment mandates in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), FIAM LLC (FIAM), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended Sub-Advisory Agreement). The Board noted that the updated fee schedules in the Amended Sub-Advisory Agreement will result in the same or lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by the Amended Sub-Advisory Agreement. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve the Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under the Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its September 2020 meeting. The Board considered the detailed information provided by Strategic Advisers and FIAM in the June 2020 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreement with FIAM at its September 2020 meeting and that the Amended Sub-Advisory Agreement will not result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreement because the approval of the Amended Sub-Advisory Agreement will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board noted that the Amended Sub-Advisory Agreement will not result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that the Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve the Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of the Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreement because the fund will not bear any additional management fees or expenses under the Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under the Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000
Proposal 1 reflects trust wide proposal and voting results.

COI-ANN-0721
1.9887939.102

Strategic Advisers® Fidelity® Emerging Markets Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Life of fundA
Strategic Advisers® Fidelity® Emerging Markets Fund	53.25%	21.03%

 A From October 30, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Fidelity® Emerging Markets Fund on October 30, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$16,384	Strategic Advisers® Fidelity® Emerging Markets Fund
$15,562	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  The MSCI Emerging Markets Index gained 51.02% for the 12 months ending May 31, 2021, with emerging-markets equities rising amid improved global economic growth, widespread COVID-19 vaccinations, fiscal stimulus in the U.S. and abroad, and fresh government spending programs. For the first three months of the period, emerging-markets stocks gained about 20%, boosted by government efforts to contain the economic impact of the pandemic. After a modest one-month retreat in September, the index advanced roughly 20% the next three months to end 2020 on a strong note amid positive news on the effectiveness of vaccines from multiple manufacturers. In late December, as vaccines were approved by regulators, investors gained more confidence in the outlook for the global economy, and the index advanced. As the new year began, many economists raised their expectations for a powerful global economic recovery, as opposed to the sluggish rebound they had been anticipating. Among larger country components within the index, Taiwan (+86%), South Korea (+78%), South Africa (+72%) and India (+69%) led the way. Conversely, Malaysia (+11%), Thailand (+13%), Indonesia (+23%) and Russia (+32%) lagged. Looking at sectors, information technology (+95%) and materials (+86%) fared best, followed by health care (+52%). In contrast, notable “laggards” included real estate (+17%), utilities (+24%) and energy (+32%).

Comments from Co-Portfolio Managers Wilfred Chilangwa and Antonio Martinez:  For the fiscal year ending May 31, 2021, the Fund advanced 53.25%, outpacing the 51.02% gain of the benchmark MSCI Emerging Markets (EM) Index. During the period, underlying managers pursuing either growth or core strategies added the most value versus the benchmark. (Core strategies often include both growth and value stocks.) The Global EM mandate from sub-adviser FIL® (+70%) outperformed the benchmark by a sizable margin and was the top relative contributor. FIL Global EM is a quality growth strategy focused on companies with low debt levels and durable competitive advantages that the manager believes will enable them to generate strong returns on assets. Stock picks in the financials and information technology sectors were the key drivers of its performance. Country-wise, this manager benefited from favorable overall positioning in China, along with security selection in Russia and Mexico. The Concentrated EM strategy from sub-adviser FIAM® (+63%) provided a further boost versus the benchmark. This is a GARP (growth-at-a-reasonable-price) approach that splits its investments between structural growth investments and out-of-favor companies with trends that the portfolio manager believes are likely to reverse. Strong security selection in China and, to a lesser extent, Taiwan and India, fueled its positive relative result. On the downside, Fidelity® SAI Emerging Markets Low Volatility Index Fund (+36%) was the largest relative detractor. This fund seeks to replicate the performance of an index of EM stocks that have exhibited lower volatility than the broad EM market. Despite its style being out of favor the past 12 months, this fund serves an important risk-management role in the portfolio. Looking ahead, as our underlying managers seek to capitalize on opportunities in Asia, Latin America and elsewhere, we plan to maintain a well-diversified portfolio with limited style tilts.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

(excluding cash equivalents)	% of fund's net assets
Fidelity SAI Emerging Markets Value Index Fund	14.6
Fidelity Emerging Markets Fund	11.8
Fidelity SAI Emerging Markets Index Fund	7.9
Fidelity SAI Emerging Markets Low Volatility Index Fund	6.6
Tencent Holdings Ltd.	3.5
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4
Samsung Electronics Co. Ltd.	3.2
Alibaba Group Holding Ltd.	2.8
SK Hynix, Inc.	1.0
Naspers Ltd. Class N	0.9
55.7

Top Five Market Sectors as of May 31, 2021

(stocks only)	% of fund's net assets
Information Technology	12.0
Financials	11.3
Consumer Discretionary	9.5
Communication Services	5.5
Consumer Staples	4.3

Geographic Diversification (% of fund's net assets)

As of May 31, 2021
United States of America	46.0%
Cayman Islands	13.2%
Taiwan	7.5%
Korea (South)	7.3%
China	6.3%
India	5.5%
Brazil	3.2%
South Africa	2.0%
Mexico	1.6%
Other	7.4%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Common Stocks	52.5%
Preferred Stocks	1.7%
Diversifed Emerging Markets Funds	40.9%
Short-Term Investments and Net Other Assets (Liabilities)	4.9%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Common Stocks - 52.5%
	Shares	Value
COMMUNICATION SERVICES - 5.5%
Entertainment - 0.6%
Bilibili, Inc.:
ADR (a)	175,077	$18,764,753
Class Z (a)	64,920	7,226,856
DouYu International Holdings Ltd. ADR (a)	268,184	2,118,654
HUYA, Inc. ADR (a)(b)	160,535	2,456,186
International Games Systems Co. Ltd.	158,000	5,272,971
NetEase, Inc. ADR	99,507	11,734,861
		47,574,281
Interactive Media & Services - 4.6%
Baidu.com, Inc. sponsored ADR (a)	101,000	19,823,270
JOYY, Inc. ADR	88,900	6,840,855
Kakao Corp.	135,974	15,088,731
Kuaishou Technology Class B (c)	130,000	3,254,418
NAVER Corp.	44,781	14,645,140
Tencent Holdings Ltd.	3,271,400	260,904,419
Yandex NV Series A (a)	319,550	21,582,407
		342,139,240
Media - 0.1%
Focus Media Information Technology Co. Ltd. (A Shares)	2,203,079	3,541,555
Wireless Telecommunication Services - 0.2%
Bharti Airtel Ltd.	1,546,924	11,410,187
SK Telecom Co. Ltd.	16,741	4,804,904
		16,215,091

TOTAL COMMUNICATION SERVICES		409,470,167

CONSUMER DISCRETIONARY - 9.5%
Automobiles - 0.8%
Great Wall Motor Co. Ltd. (H Shares)	558,000	1,560,095
Hyundai Motor Co.	137,352	29,120,215
Kia Corp.	67,259	5,194,167
Li Auto, Inc. ADR (a)	142,000	3,308,600
XPeng, Inc. ADR (a)(b)	652,600	20,968,038
		60,151,115
Diversified Consumer Services - 0.2%
New Oriental Education & Technology Group, Inc. sponsored ADR	887,320	9,077,284
YDUQS Participacoes SA	891,100	5,595,204
		14,672,488
Hotels, Restaurants & Leisure - 0.2%
Jiumaojiu International Holdings Ltd. (c)	479,000	1,897,745
MakeMyTrip Ltd. (a)	168,882	4,644,255
Shangri-La Asia Ltd. (a)	9,552,000	8,910,252
Yum China Holdings, Inc.	25,526	1,726,579
Yum China Holdings, Inc. (Hong Kong)	15,100	1,004,857
		18,183,688
Household Durables - 0.7%
Haier Smart Home Co. Ltd. (A Shares)	5,661,903	26,816,476
Midea Group Co. Ltd. (A Shares)	1,730,989	22,011,179
		48,827,655
Internet & Direct Marketing Retail - 5.6%
Alibaba Group Holding Ltd. (a)	430,600	11,706,137
Alibaba Group Holding Ltd. sponsored ADR (a)	912,043	195,140,720
Baozun, Inc.:
Class A (a)	239,200	2,769,086
sponsored ADR (a)(b)	144,793	5,022,869
Coupang, Inc. Class A (a)(b)	196,200	8,002,998
JD Health International, Inc. (c)	506,100	6,735,872
JD.com, Inc.:
Class A	31,850	1,194,973
sponsored ADR (a)	705,441	52,160,308
Meituan Class B (a)(c)	1,165,400	44,144,793
momo.com, Inc.	34,000	1,529,365
Naspers Ltd. Class N	300,441	66,660,145
Pinduoduo, Inc. ADR (a)	78,950	9,859,276
Trip.com Group Ltd. ADR (a)	397,600	16,639,560
		421,566,102
Specialty Retail - 0.4%
China Yongda Automobiles Services Holdings Ltd.	2,677,500	4,698,549
Pop Mart International Group Ltd. (b)(c)	160,000	1,432,722
Zhongsheng Group Holdings Ltd. Class H	3,071,500	26,415,505
		32,546,776
Textiles, Apparel & Luxury Goods - 1.6%
adidas AG	22,179	8,091,726
Anta Sports Products Ltd.	1,614,000	32,939,412
ECLAT Textile Co. Ltd.	849,000	19,864,512
Li Ning Co. Ltd.	4,153,500	38,985,302
Shenzhou International Group Holdings Ltd.	669,500	17,286,435
		117,167,387

TOTAL CONSUMER DISCRETIONARY		713,115,211

CONSUMER STAPLES - 4.0%
Beverages - 1.2%
China Resources Beer Holdings Co. Ltd.	1,730,000	15,524,741
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	58,400	4,788,800
Kweichow Moutai Co. Ltd. (A Shares)	173,111	60,276,799
Thai Beverage PCL	20,331,200	10,540,280
		91,130,620
Food & Staples Retailing - 0.7%
Atacadao SA	1,634,100	6,985,866
Bidcorp Ltd. (a)	355,682	7,514,829
CP ALL PCL (For. Reg.)	5,641,100	10,969,809
Wal-Mart de Mexico SA de CV Series V	8,080,900	26,525,339
X5 Retail Group NV GDR (Reg. S)	75,034	2,243,517
		54,239,360
Food Products - 1.4%
Angel Yeast Co. Ltd. (A Shares)	1,211,400	12,205,379
China Feihe Ltd. (c)	1,444,000	4,046,538
China Mengniu Dairy Co. Ltd.	9,724,000	58,947,001
Gruma S.A.B. de CV Series B	294,015	3,202,822
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	504,867	3,209,141
Unified-President Enterprises Corp.	8,310,201	22,187,064
		103,797,945
Personal Products - 0.7%
AMOREPACIFIC Corp.	46,550	12,052,978
LG Household & Health Care Ltd.	4,833	6,797,585
Natura & Co. Holding SA (a)	3,180,224	31,288,155
Proya Cosmetics Co. Ltd. (A Shares)	52,400	1,406,585
		51,545,303

TOTAL CONSUMER STAPLES		300,713,228

ENERGY - 1.9%
Energy Equipment & Services - 0.2%
China Oilfield Services Ltd. (H Shares)	3,426,000	3,222,310
Yantai Jereh Oilfield Services (A Shares)	1,301,135	8,168,414
		11,390,724
Oil, Gas & Consumable Fuels - 1.7%
China Merchants Energy Shipping Co. Ltd. (A Shares)	3,541,200	2,951,950
China Petroleum & Chemical Corp. (H Shares)	31,238,000	16,622,273
CNOOC Ltd.	3,445,000	3,741,743
Lukoil PJSC	215,507	17,595,043
Lukoil PJSC sponsored ADR	285,513	23,257,889
PAO NOVATEK GDR (Reg. S)	42,801	8,536,659
Petroleo Brasileiro SA - Petrobras (ON)	1,945,800	9,896,668
Petronet LNG Ltd.	1,629,527	5,425,502
Reliance Industries Ltd.	1,101,571	32,815,403
Reliance Industries Ltd. sponsored GDR (c)	152,300	8,780,095
		129,623,225

TOTAL ENERGY		141,013,949

FINANCIALS - 10.4%
Banks - 7.2%
Absa Group Ltd. (a)	1,003,480	10,450,719
Al Rajhi Bank	396,069	10,898,947
Axis Bank Ltd. (a)	2,202,844	22,803,491
Capitec Bank Holdings Ltd.	43,962	5,330,639
China Construction Bank Corp. (H Shares)	27,302,000	22,442,554
China Merchants Bank Co. Ltd. (H Shares)	5,162,500	47,724,249
Credicorp Ltd. (United States)	123,300	16,950,051
E.SUN Financial Holdings Co. Ltd.	12,380,267	11,474,438
Grupo Financiero Banorte S.A.B. de CV Series O	3,292,550	22,719,322
Hana Financial Group, Inc.	213,970	8,985,956
HDFC Bank Ltd. (a)	605,143	12,649,269
HDFC Bank Ltd. sponsored ADR (a)	754,668	57,754,742
ICICI Bank Ltd. (a)	2,278,322	20,821,692
Industrial & Commercial Bank of China Ltd. (H Shares)	71,959,000	47,238,441
KB Financial Group, Inc.	178,450	9,466,416
Kotak Mahindra Bank Ltd. (a)	329,314	8,208,952
National Bank of Greece SA (a)	6,138,000	19,395,125
OTP Bank PLC (a)	92,595	5,094,240
PT Bank Central Asia Tbk	11,404,186	25,455,772
PT Bank Mandiri (Persero) Tbk	57,391,300	24,113,992
PT Bank Rakyat Indonesia Tbk	10,500,700	3,132,562
Sberbank of Russia	870,000	3,671,319
Sberbank of Russia:
(Russia)	3,825,606	16,143,703
sponsored ADR	1,052,455	17,760,178
Shinhan Financial Group Co. Ltd.	827,130	31,676,938
Siam Commercial Bank PCL (For. Reg.)	2,512,900	8,244,950
State Bank of India	3,596,500	21,045,316
TCS Group Holding PLC GDR	358,348	26,876,100
		538,530,073
Capital Markets - 0.4%
B3 SA - Brasil Bolsa Balcao	6,213,900	20,801,154
Hong Kong Exchanges and Clearing Ltd.	41,100	2,572,506
Noah Holdings Ltd. sponsored ADR (a)	83,689	3,814,545
		27,188,205
Consumer Finance - 0.6%
Bajaj Finance Ltd.	148,182	11,499,974
Kaspi.KZ JSC unit	218,971	20,079,641
Shriram Transport Finance Co. Ltd.	700,128	13,803,967
		45,383,582
Diversified Financial Services - 0.3%
Chailease Holding Co. Ltd.	2,593,146	19,612,977
Insurance - 1.5%
AIA Group Ltd.	3,966,400	50,695,022
China Life Insurance Co. Ltd. (H Shares)	15,040,000	31,702,118
HDFC Standard Life Insurance Co. Ltd. (c)	518,319	4,759,456
ICICI Lombard General Insurance Co. Ltd. (c)	288,015	5,845,809
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,727,500	18,796,407
Samsung Life Insurance Co. Ltd.	56,240	4,251,881
		116,050,693
Thrifts & Mortgage Finance - 0.4%
Housing Development Finance Corp. Ltd.	895,956	31,540,107

TOTAL FINANCIALS		778,305,637

HEALTH CARE - 2.0%
Biotechnology - 0.3%
InnoCare Pharma Ltd. (a)(c)	614,000	1,878,837
Innovent Biologics, Inc. (a)(c)	209,500	2,535,934
Remegen Co. Ltd. (H Shares) (a)(c)	203,500	2,926,077
Zai Lab Ltd. (a)	87,200	15,515,554
		22,856,402
Health Care Equipment & Supplies - 0.7%
Peijia Medical Ltd. (a)(c)	811,000	3,025,008
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	607,138	46,036,100
		49,061,108
Health Care Providers & Services - 0.0%
Apollo Hospitals Enterprise Ltd. (a)	75,338	3,291,950
Aster DM Healthcare Ltd. (a)(c)	1,192	2,412
		3,294,362
Life Sciences Tools & Services - 0.5%
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (a)(c)	161,900	3,362,552
Pharmaron Beijing Co. Ltd. (H Shares) (c)	578,100	13,846,484
WuXi AppTec Co. Ltd. (H Shares) (c)	683,616	14,638,628
Wuxi Biologics (Cayman), Inc. (a)(c)	467,000	7,298,520
		39,146,184
Pharmaceuticals - 0.5%
Hansoh Pharmaceutical Group Co. Ltd. (c)	1,459,610	6,365,795
Richter Gedeon PLC	1,068,877	30,485,581
		36,851,376

TOTAL HEALTH CARE		151,209,432

INDUSTRIALS - 2.5%
Airlines - 0.1%
Azul SA sponsored ADR (a)(b)	145,367	3,592,019
Copa Holdings SA Class A (a)	66,428	5,464,367
		9,056,386
Commercial Services & Supplies - 0.1%
Country Garden Services Holdings Co. Ltd.	326,000	3,383,298
Construction & Engineering - 0.6%
Larsen & Toubro Ltd.	1,600,119	32,384,766
Voltas Ltd.	873,500	12,133,132
		44,517,898
Electrical Equipment - 0.2%
Graphite India Ltd. (a)	1,188,300	12,219,162
Machinery - 1.0%
Airtac International Group	47,000	1,701,527
Estun Automation Co. Ltd. (A Shares) (a)	479,270	2,494,180
Hangcha Group Co. Ltd. (A Shares)	693,800	2,167,461
HIWIN Technologies Corp.	1,202,938	16,058,374
Sany Heavy Industry Co. Ltd. (A Shares)	1,090,783	5,186,825
Shandong Himile Mechanical Science & Technology Co. Ltd. (A Shares)	521,260	2,349,371
Shenzhen Inovance Technology Co. Ltd. (A Shares)	411,326	6,359,783
Techtronic Industries Co. Ltd.	1,052,500	19,432,355
Weichai Power Co. Ltd. (A Shares)	3,753,502	10,494,568
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	3,020,908	10,585,117
		76,829,561
Professional Services - 0.1%
Sporton International, Inc.	1,041,000	9,063,010
Road & Rail - 0.3%
Localiza Rent A Car SA	1,702,455	20,355,899
Rumo SA (a)	1,113,500	4,392,626
TuSimple Holdings, Inc. (a)(b)	21,255	814,917
		25,563,442
Trading Companies & Distributors - 0.0%
BOC Aviation Ltd. Class A (c)	260,700	2,317,647
Transportation Infrastructure - 0.1%
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	256,250	4,672,280
Grupo Aeroportuario Norte S.A.B. de CV (a)	546,967	3,515,589
		8,187,869

TOTAL INDUSTRIALS		191,138,273

INFORMATION TECHNOLOGY - 12.0%
Electronic Equipment & Components - 0.9%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	3,948,000	16,254,870
Largan Precision Co. Ltd.	45,000	4,946,131
LG Innotek Co. Ltd.	21,672	3,998,380
Samsung SDI Co. Ltd.	8,842	4,905,885
Sunny Optical Technology Group Co. Ltd.	80,200	2,039,758
Unimicron Technology Corp.	2,175,000	8,876,102
Wuxi Lead Intelligent Equipment Co. Ltd. (A Shares)	231,917	3,487,884
Yageo Corp.	1,133,000	20,755,432
		65,264,442
IT Services - 0.6%
Infosys Ltd.	548,426	10,540,327
Infosys Ltd. sponsored ADR	1,513,364	29,268,460
Tech Mahindra Ltd.	361,609	5,094,394
		44,903,181
Semiconductors & Semiconductor Equipment - 6.7%
ASE Technology Holding Co. Ltd.	4,437,000	17,946,294
Daqo New Energy Corp. ADR (a)	25,172	1,872,293
eMemory Technology, Inc.	312,401	10,675,146
Global Unichip Corp.	214,000	2,794,646
MediaTek, Inc.	1,579,000	56,992,237
Nanya Technology Corp.	516,000	1,533,007
Novatek Microelectronics Corp.	111,000	2,150,180
Realtek Semiconductor Corp.	390,000	7,059,528
Silergy Corp.	75,000	10,011,971
SK Hynix, Inc.	639,352	73,254,697
Taiwan Semiconductor Manufacturing Co. Ltd.	11,888,000	257,450,430
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	522,675	61,341,138
Vanguard International Semiconductor Corp.	342,000	1,463,924
		504,545,491
Software - 0.0%
Kingsoft Corp. Ltd.	178,000	1,200,588
Ming Yuan Cloud Group Holdings Ltd.	256,575	1,342,139
		2,542,727
Technology Hardware, Storage & Peripherals - 3.8%
Samsung Electronics Co. Ltd.	3,320,568	241,157,064
Samsung Electronics Co. Ltd. unit	21,752	39,327,616
Wiwynn Corp.	46,000	1,553,524
Xiaomi Corp. Class B (a)(c)	1,115,800	4,205,033
		286,243,237

TOTAL INFORMATION TECHNOLOGY		903,499,078

MATERIALS - 4.2%
Chemicals - 0.8%
Hansol Chemical Co. Ltd.	46,454	10,435,522
LG Chemical Ltd.	12,130	8,962,650
PhosAgro OJSC GDR (Reg. S)	279,446	5,717,465
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	362,700	2,966,533
SKSHU Paint Co. Ltd. (A Shares)	214,700	7,954,411
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	123,199	5,343,141
Solar Industries India Ltd.	643,187	13,786,411
Soulbrain Co. Ltd.	5,044	1,493,501
		56,659,634
Construction Materials - 0.6%
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. (A Shares)	903,600	8,887,125
CEMEX S.A.B. de CV sponsored ADR (a)	2,556,996	21,171,927
JK Cement Ltd. (a)	435,000	17,092,339
		47,151,391
Metals & Mining - 2.5%
AngloGold Ashanti Ltd.	390,658	9,671,352
Barrick Gold Corp.	1,307,100	31,474,968
China Molybdenum Co. Ltd. (A Shares)	2,890,316	2,636,243
First Quantum Minerals Ltd.	747,918	18,403,616
Grupo Mexico SA de CV Series B	6,547,791	31,923,932
Harmony Gold Mining Co. Ltd.	22,714	122,292
Impala Platinum Holdings Ltd.	1,566,350	28,543,834
Novolipetsk Steel OJSC GDR (Reg. S)	74,605	2,673,843
POSCO	63,829	20,442,694
Sibanye Stillwater Ltd.	4,317,138	20,448,403
Southern Copper Corp.	85,593	5,969,256
Tata Steel Ltd.	121,315	1,883,081
Vale SA	419,900	9,198,260
Vale SA sponsored ADR	169,700	3,651,944
		187,043,718
Paper & Forest Products - 0.3%
Suzano Papel e Celulose SA (a)	1,914,000	22,183,946

TOTAL MATERIALS		313,038,689

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Link (REIT)	333,700	3,177,297
Real Estate Management & Development - 0.3%
Ayala Land, Inc.	13,310,800	9,610,081
Longfor Properties Co. Ltd. (c)	1,193,000	6,978,361
Sun Hung Kai Properties Ltd.	216,500	3,324,997
		19,913,439

TOTAL REAL ESTATE		23,090,736

UTILITIES - 0.2%
Gas Utilities - 0.2%
China Gas Holdings Ltd.	2,514,400	9,378,644
Indraprastha Gas Ltd.	762,275	5,558,983
		14,937,627
TOTAL COMMON STOCKS
(Cost $2,954,355,540)		3,939,532,027

Nonconvertible Preferred Stocks - 1.7%
CONSUMER STAPLES - 0.3%
Beverages - 0.3%
Ambev SA sponsored ADR	6,739,100	23,317,286
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,594,166	26,486,435
FINANCIALS - 0.9%
Banks - 0.9%
Banco Bradesco SA (PN)	1,365,429	6,900,502
Itau Unibanco Holding SA	6,534,509	36,839,780
Sberbank of Russia	1,549,116	6,154,573
Sberbank of Russia (Russia)	3,791,522	15,065,931
		64,960,786
INDUSTRIALS - 0.1%
Airlines - 0.1%
Azul SA (a)	1,348,900	11,069,851
MATERIALS - 0.1%
Metals & Mining - 0.1%
Gerdau SA	684,900	4,303,091
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $111,293,917)		130,137,449

Equity Funds - 40.9%
Diversified Emerging Markets Funds - 40.9%
Fidelity Emerging Markets Fund (d)	18,366,458	886,916,276
Fidelity SAI Emerging Markets Index Fund (d)	33,734,203	595,071,338
Fidelity SAI Emerging Markets Low Volatility Index Fund (d)	42,491,864	491,205,946
Fidelity SAI Emerging Markets Value Index Fund (a)(d)	72,745,009	1,092,630,032
TOTAL EQUITY FUNDS
(Cost $2,402,493,689)		3,065,823,592

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.01% to 0.02% 7/1/21 to 8/19/21 (e)
(Cost $22,659,565)	22,660,000	22,659,575

Money Market Funds - 5.0%
Fidelity Cash Central Fund 0.03% (f)	78,406,953	78,422,634
Fidelity Securities Lending Cash Central Fund 0.03% (f)(g)	24,234,883	24,237,307
Invesco Government & Agency Portfolio Institutional Class .03% (h)	276,270,062	276,270,062
TOTAL MONEY MARKET FUNDS
(Cost $378,909,860)		378,930,003
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $5,869,712,571)		7,537,082,646
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(33,140,589)
NET ASSETS - 100%		$7,503,942,057

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	4,002	June 2021	$272,316,090	$7,255,227	$7,255,227

The notional amount of futures purchased as a percentage of Net Assets is 3.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $326,168,415.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $150,278,736 or 2.0% of net assets.

 (d) Affiliated Fund

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $16,820,657.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

 (h) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$44,100
Fidelity Securities Lending Cash Central Fund	144,115
Total	$188,215

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Emerging Markets Fund	$335,597,285	$348,887,064	$--	$8,887,064	$--	$202,431,927	$886,916,276
Fidelity SAI Emerging Markets Index Fund	842,100,133	144,074,917	639,456,156	9,239,525	19,465,667	228,886,777	595,071,338
Fidelity SAI Emerging Markets Low Volatility Index Fund	166,174,301	236,099,987	--	6,099,986	--	88,931,658	491,205,946
Fidelity SAI Emerging Markets Value Index Fund	21,609,000	874,400,281	--	9,400,285	--	196,620,751	1,092,630,032
Total	$1,365,480,719	$1,603,462,249	$639,456,156	$33,626,860	$19,465,667	$716,871,113	$3,065,823,592

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$409,470,167	$404,665,263	$4,804,904	$--
Consumer Discretionary	713,115,211	713,115,211	--	--
Consumer Staples	324,030,514	324,030,514	--	--
Energy	167,500,384	167,500,384	--	--
Financials	843,266,423	796,027,982	47,238,441	--
Health Care	151,209,432	151,209,432	--	--
Industrials	202,208,124	202,208,124	--	--
Information Technology	903,499,078	903,499,078	--	--
Materials	317,341,780	317,341,780	--	--
Real Estate	23,090,736	23,090,736	--	--
Utilities	14,937,627	14,937,627	--	--
Equity Funds	3,065,823,592	3,065,823,592	--	--
Other Short-Term Investments	22,659,575	--	22,659,575	--
Money Market Funds	378,930,003	378,930,003	--	--
Total Investments in Securities:	$7,537,082,646	$7,462,379,726	$74,702,920	$--
Derivative Instruments:
Assets
Futures Contracts	$7,255,227	$7,255,227	$--	$--
Total Assets	$7,255,227	$7,255,227	$--	$--
Total Derivative Instruments:	$7,255,227	$7,255,227	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$7,255,227	$0
Total Equity Risk	7,255,227	0
Total Value of Derivatives	$7,255,227	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Other Information

Distribution of the direct investments by country of issue, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	46.0%
Cayman Islands	13.2%
Taiwan	7.5%
Korea (South)	7.3%
China	6.3%
India	5.5%
Brazil	3.2%
South Africa	2.0%
Mexico	1.6%
Russia	1.5%
Hong Kong	1.4%
Others (Individually Less Than 1%)	4.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value (including securities loaned of $23,626,506) — See accompanying schedule: Unaffiliated issuers (cost $3,364,579,084)	$4,368,599,113
Fidelity Central Funds (cost $102,639,798)	102,659,941
Other affiliated issuers (cost $2,402,493,689)	3,065,823,592
Total Investment in Securities (cost $5,869,712,571)		$7,537,082,646
Cash		184,471
Foreign currency held at value (cost $3,494,246)		3,400,789
Receivable for investments sold		7,481,877
Receivable for fund shares sold		10,691,927
Dividends receivable		6,218,429
Interest receivable		12,832
Distributions receivable from Fidelity Central Funds		12,856
Receivable for daily variation margin on futures contracts		1,600,480
Prepaid expenses		16,950
Other receivables		404,437
Total assets		7,567,107,694
Liabilities
Payable for investments purchased	$24,258,234
Payable for fund shares redeemed	1,998,216
Accrued management fee	1,392,790
Other payables and accrued expenses	11,280,147
Collateral on securities loaned	24,236,250
Total liabilities		63,165,637
Net Assets		$7,503,942,057
Net Assets consist of:
Paid in capital		$5,697,488,428
Total accumulated earnings (loss)		1,806,453,629
Net Assets		$7,503,942,057
Net Asset Value, offering price and redemption price per share ($7,503,942,057 ÷ 477,938,178 shares)		$15.70

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021
Investment Income
Dividends:
Unaffiliated issuers		$48,916,301
Affiliated issuers		24,881,125
Interest		142,711
Income from Fidelity Central Funds (including $144,115 from security lending)		188,215
Income before foreign taxes withheld		74,128,352
Less foreign taxes withheld		(6,320,147)
Total income		67,808,205
Expenses
Management fee	$25,335,246
Custodian fees and expenses	484,949
Independent trustees' fees and expenses	44,421
Registration fees	485,239
Audit	63,997
Legal	11,218
Miscellaneous	49,659
Total expenses before reductions	26,474,729
Expense reductions	(13,750,951)
Total expenses after reductions		12,723,778
Net investment income (loss)		55,084,427
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $820,303)	98,346,019
Fidelity Central Funds	(2,201)
Other affiliated issuers	19,465,667
Foreign currency transactions	(4,456,584)
Futures contracts	150,134,754
Capital gain distributions from underlying funds:
Affiliated issuers	8,745,735
Total net realized gain (loss)		272,233,390
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $10,831,335)	961,618,214
Affiliated issuers	716,871,113
Assets and liabilities in foreign currencies	23,035
Futures contracts	(25,886,836)
Total change in net unrealized appreciation (depreciation)		1,652,625,526
Net gain (loss)		1,924,858,916
Net increase (decrease) in net assets resulting from operations		$1,979,943,343

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021	Year ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$55,084,427	$59,865,849
Net realized gain (loss)	272,233,390	(118,494,533)
Change in net unrealized appreciation (depreciation)	1,652,625,526	(21,079,610)
Net increase (decrease) in net assets resulting from operations	1,979,943,343	(79,708,294)
Distributions to shareholders	(42,636,300)	(58,777,125)
Share transactions
Proceeds from sales of shares	3,477,545,708	1,609,511,839
Reinvestment of distributions	42,188,485	56,678,011
Cost of shares redeemed	(929,486,679)	(495,169,459)
Net increase (decrease) in net assets resulting from share transactions	2,590,247,514	1,171,020,391
Total increase (decrease) in net assets	4,527,554,557	1,032,534,972
Net Assets
Beginning of period	2,976,387,500	1,943,852,528
End of period	$7,503,942,057	$2,976,387,500
Other Information
Shares
Sold	252,627,825	149,103,119
Issued in reinvestment of distributions	2,895,572	4,725,743
Redeemed	(66,023,143)	(46,868,850)
Net increase (decrease)	189,500,254	106,960,012

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Fidelity Emerging Markets Fund

Years ended May 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.32	$10.71	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.26C	.18
Net realized and unrealized gain (loss)	5.34	(.39)	.67
Total from investment operations	5.49	(.13)	.85
Distributions from net investment income	(.11)	(.26)	(.14)
Total distributions	(.11)	(.26)	(.14)
Net asset value, end of period	$15.70	$10.32	$10.71
Total ReturnD,E	53.25%	(1.58)%	8.63%
Ratios to Average Net AssetsF,G
Expenses before reductions	.51%	.49%	.57%H
Expenses net of fee waivers, if any	.25%	.24%	.32%H
Expenses net of all reductions	.24%	.23%	.31%H
Net investment income (loss)	1.05%	2.35%C	2.82%H
Supplemental Data
Net assets, end of period (000 omitted)	$7,503,942	$2,976,388	$1,943,853
Portfolio turnover rateI	47%	49%	125%H

 A For the period October 30, 2018 (commencement of operations) to May 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.80%.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR). The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Fidelity Emerging Markets Fund	$12

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds or exchange-traded funds (ETFs), futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,715,288,636
Gross unrealized depreciation	(84,712,980)
Net unrealized appreciation (depreciation)	$1,630,575,656
Tax Cost	$5,906,506,990

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,752,703
Undistributed long-term capital gain	$177,997,765
Net unrealized appreciation (depreciation) on securities and other investments	$1,630,518,224

The tax character of distributions paid was as follows:

	May 31, 2021	May 31, 2020
Ordinary Income	$42,636,300	$ 58,777,125

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	4,903,630,090	2,248,961,500

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .48% of the Fund's average net assets.

During the period, the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (an affiliate of the investment adviser) and FIL Investment Advisors each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$15,652

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Fidelity Emerging Markets Fund	34,541,183	31,737,685

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Fidelity Emerging Markets Fund	$9,551

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period, this waiver reduced the Fund's management fee by $13,153,665.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $594,794 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,492.

10. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	10%
Fidelity SAI Emerging Markets Index Fund	15%
Fidelity SAI Emerging Markets Low Volatility Index Fund	30%
Fidelity SAI Emerging Markets Value Index Fund	69%

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Fidelity Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Fidelity Emerging Markets Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended May 31, 2021 and for the period October 30, 2018 (commencement of operations) to May 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the two years in the period ended May 31, 2021 and for the period October 30, 2018 (commencement of operations) to May 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 13, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Fidelity Emerging Markets Fund	.26%
Actual		$1,000.00	$1,161.20	$1.40
Hypothetical-C		$1,000.00	$1,023.64	$1.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Fidelity Emerging Markets Fund voted to pay on July 7, 2021, to shareholders of record at the opening of business on July 9, 2021, a distribution of $0.362 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.017 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2021, $177,997,765, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 68% of the dividends distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.1266 and $0.0196 for the dividend paid December 31, 2020.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on November 2, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
ROBERT A. LAWRENCE
Affirmative	204,250,982,594.51	96.530
Withheld	7,343,512,146.85	3.470
TOTAL	211,594,494,741.36	100.000
CHARLES S. MORRISON
Affirmative	204,349,460,488.43	96.576
Withheld	7,245,034,252.93	3.424
TOTAL	211,594,494,741.36	100.000
PETER C. ALDRICH
Affirmative	203,499,803,652.67	96.175
Withheld	8,094,691,088.69	3.825
TOTAL	211,594,494,741.36	100.000
MARY C. FARRELL
Affirmative	204,011,925,737.22	96.417
Withheld	7,582,569,004.14	3.583
TOTAL	211,594,494,741.36	100.00
KAREN KAPLAN
Affirmative	204,297,547,550.53	96.552
Withheld	7,296,947,190.83	3.448
TOTAL	211,594,494,741.36	100.000
CHRISTINE MARCKS
Affirmative	204,700,871,317.72	96.743
Withheld	6,893,623,423.64	3.257
TOTAL	211,594,494,741.36	100.000
HEIDI L. STEIGER
Affirmative	204,406,589,957.28	96.603
Withheld	7,187,904,784.08	3.397
TOTAL	211,594,494,741.36	100.000
Proposal 1 reflects trust wide proposal and voting results.

STE-ANN-0721
1.9890707.102

Strategic Advisers® Large Cap Fund

Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Annual Report

May 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Amended Sub-Advisory Agreements
Liquidity Risk Management Program

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, 2020 the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended May 31, 2021	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Large Cap Fund	44.55%	17.60%	13.87%

 Returns from November 21, 2020 through May 31, 2021 are those of Strategic Advisers Large Cap Fund. Returns prior to the Reorganization on November 20, 2020 are those of Strategic Advisers Core Fund (“Predecessor Fund”).

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Large Cap Fund on May 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

See above for additional information regarding the performance of Strategic Advisers® Large Cap Fund.

Period Ending Values
$36,663	Strategic Advisers® Large Cap Fund
$38,334	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 40.32% for the 12 months ending May 31, 2021, as U.S. equities staged a historic rebound following a steep but brief decline due to the early-2020 outbreak and spread of COVID-19. A confluence of powerful forces propelled risk assets, returning the stock market to pre-pandemic highs by late August. The rally slowed in September, when stocks began a two-month retreat amid Congress’s inability to reach a deal on additional fiscal stimulus, as well as uncertainty about the election. But as the calendar turned, investors grew hopeful. The rollout of two COVID-19 vaccines was underway, the U.S. Federal Reserve pledged to hold interest rates near zero until the economy recovered, and the federal government planned to deploy trillions of dollars to boost consumers and the economy. A flattish May reflected concerns about inflation and jobs. This backdrop fueled a sharp rotation, with small-cap value usurping leadership from large growth. As part of the “reopening” trade, investors moved out of tech-driven mega-caps that had thrived due to the work-from-home trend in favor of cheap smaller companies that stood to benefit from a broad cyclical recovery. Reflecting this shift, financials (+66%) led for the full period, riding momentum among banks (+80%), whose profit outlook improved amid rising long-term interest rates and a steeper yield curve. Materials (+60%) and industrials (+58%) closely followed. Conversely, “laggards” included the utilities (+13%), health care (+22%) and consumer staples (+23%) sectors.

Comments from Lead Portfolio Manager John Stone:  For the fiscal year ending May 31, 2021, the Fund gained 44.55%, outpacing the 40.32% increase in the benchmark S&P 500® Index. (Effective November 20, 2020, Strategic Advisers Core Fund (“Predecessor Fund”) and two other funds were reorganized into the Fund. Performance prior to the reorganization is that of the Predecessor Fund) . During the fourth quarter of 2020, U.S. market leadership rotated from higher-quality growth stocks and growth-driven investment strategies, to value stocks. Against this backdrop, sub-advisers LSV Asset Management and Brandywine Global Investment Management were the top relative contributors the past 12 months as the market environment provided a tailwind to the strategies employed by these managers. Specifically, LSV pursues a quantitative deep-value approach focused on economically sensitive stocks trading at relatively cheap valuations. Brandywine, meanwhile, emphasizes traditional value metrics and provides the Fund with core exposure to large-cap value equities. The sub-advised strategy by T. Rowe Price, which employs a benchmark-like, sector-neutral core strategy, was another key relative contributor having performed well in the growth-led market during the first half of the reporting period. Sub-adviser JPMorgan Investment Management also added value on a relative basis, aided by a shift toward value in 2020 that it continued in 2021. On the downside, Fidelity® SAI U.S. Quality Index Fund was the biggest relative detractor within the portfolio. This fund tracks a custom index comprised of companies with stable earnings that are typically less volatile than the broader market. During the period it struggled amid the shift away from defensive areas of the market to more economically sensitive sectors. Sub-adviser ClearBridge Investments also hampered the fund's relative result with the broader rotation away from growth stocks late in 2020. Fidelity® Growth Company Fund weighed on the Fund's relative return as well this period, despite faring well against its Russell 3000 Growth Index benchmark.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of May 31, 2021

% of fund's net assets
Fidelity Growth Company Fund	6.1
Microsoft Corp.	3.9
Fidelity SAI U.S. Large Cap Index Fund	3.4
Apple, Inc.	3.0
Amazon.com, Inc.	2.9
Fidelity SAI U.S. Low Volatility Index Fund	2.4
Alphabet, Inc. Class C	2.0
Facebook, Inc. Class A	2.0
Fidelity SAI U.S. Quality Index Fund	1.7
Janus Henderson Enterprise Fund	1.3
28.7

Top Five Market Sectors as of May 31, 2021

(stocks only)	% of fund's net assets
Information Technology	19.7
Financials	12.6
Health Care	10.9
Consumer Discretionary	10.3
Communication Services	8.8

Asset Allocation (% of fund's net assets)

As of May 31, 2021
Common Stocks	83.5%
Large Blend Funds	6.4%
Large Growth Funds	7.8%
Mid-Cap Growth Funds	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

Asset allocations of funds in the pie chart reflect the categorizations of assets as defined by Morningstar as of the reporting date.

Schedule of Investments May 31, 2021

Showing Percentage of Net Assets

Common Stocks - 83.5%
	Shares	Value
COMMUNICATION SERVICES - 8.8%
Diversified Telecommunication Services - 0.6%
AT&T, Inc.	5,630,791	$165,714,179
Liberty Global PLC Class C (a)	141,700	3,857,074
Lumen Technologies, Inc.	475,330	6,578,567
Verizon Communications, Inc.	3,683,501	208,080,971
		384,230,791
Entertainment - 1.2%
Activision Blizzard, Inc.	947,105	92,105,961
Cinemark Holdings, Inc. (a)	116,500	2,639,890
Electronic Arts, Inc.	252,057	36,026,507
Netflix, Inc. (a)	536,363	269,688,680
Nintendo Co. Ltd. ADR	42,287	3,269,631
Playtika Holding Corp.	359,265	9,854,639
Sea Ltd. ADR (a)	59,780	15,138,687
Spotify Technology SA (a)	21,925	5,296,422
Take-Two Interactive Software, Inc. (a)	55,600	10,317,136
The Walt Disney Co. (a)	1,405,911	251,166,000
Vivendi SA	182,529	6,633,670
Warner Music Group Corp. Class A	54,166	1,944,018
Zynga, Inc. (a)	1,050,856	11,391,279
		715,472,520
Interactive Media & Services - 5.0%
Alphabet, Inc.:
Class A (a)	220,010	518,530,569
Class C (a)	506,732	1,222,014,622
Facebook, Inc. Class A (a)	3,690,578	1,213,203,706
Match Group, Inc. (a)	16,763	2,403,479
Pinterest, Inc. Class A (a)	99,315	6,485,270
Snap, Inc. Class A (a)	110,580	6,869,230
Tongdao Liepin Group (a)	446,200	1,333,751
Twitter, Inc. (a)	514,765	29,856,370
Zoominfo Technologies, Inc.	24,900	1,091,367
		3,001,788,364
Media - 1.7%
Charter Communications, Inc. Class A (a)	296,819	206,149,700
Comcast Corp. Class A	10,488,861	601,431,290
Discovery Communications, Inc.:
Class A (a)(b)	80,400	2,581,644
Class C (non-vtg.) (a)	286,423	8,607,011
DISH Network Corp. Class A (a)	355,531	15,472,709
Fox Corp.:
Class A	639,502	23,885,400
Class B	162,133	5,882,185
Interpublic Group of Companies, Inc.	415,790	14,007,965
Liberty Broadband Corp. Class C (a)	423,870	70,485,342
Liberty Media Corp. Liberty SiriusXM Series C (a)	318,664	13,865,071
Nexstar Broadcasting Group, Inc. Class A	91,644	13,921,640
Omnicom Group, Inc.	221,204	18,191,817
Tegna, Inc.	536,100	10,394,979
ViacomCBS, Inc. Class B	157,700	6,689,634
		1,011,566,387
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	1,108,668	156,821,089

TOTAL COMMUNICATION SERVICES		5,269,879,151

CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.4%
Aptiv PLC (a)	417,319	62,773,124
BorgWarner, Inc.	495,725	25,425,735
Compagnie Generale des Etablissements Michelin SCA ADR (b)	830,000	25,373,100
Cooper Tire & Rubber Co.	294,600	17,493,348
Gentex Corp.	120,000	4,260,000
Lear Corp.	181,400	35,075,504
Magna International, Inc. Class A (sub. vtg.)	243,678	24,052,856
The Goodyear Tire & Rubber Co. (a)	723,500	14,347,005
		208,800,672
Automobiles - 0.8%
Daimler AG (Germany)	174,100	16,216,455
Ferrari NV	153,237	32,319,216
Ford Motor Co. (a)	5,437,777	79,010,900
General Motors Co. (a)	2,168,786	128,630,698
Harley-Davidson, Inc.	468,000	22,683,960
Tesla, Inc. (a)	363,202	227,081,154
Thor Industries, Inc.	27,400	3,370,200
		509,312,583
Distributors - 0.0%
Genuine Parts Co.	91,400	11,984,368
LKQ Corp. (a)	195,798	9,977,866
		21,962,234
Diversified Consumer Services - 0.0%
Service Corp. International	111,100	5,890,522
Hotels, Restaurants & Leisure - 1.4%
Airbnb, Inc. Class A (b)	58,974	8,279,950
Carnival Corp. (a)	127,042	3,755,362
Chipotle Mexican Grill, Inc. (a)	22,151	30,390,729
Darden Restaurants, Inc.	48,800	6,989,624
Elior SA (a)(c)	86,108	680,746
Expedia, Inc. (a)	15,840	2,802,888
Hilton Worldwide Holdings, Inc. (a)	440,852	55,225,530
Hyatt Hotels Corp. Class A (a)	25,000	1,952,000
Las Vegas Sands Corp. (a)	771,448	44,551,122
Marriott International, Inc. Class A (a)	419,622	60,249,327
McDonald's Corp.	541,472	126,644,886
MGM Resorts International	462,400	19,823,088
Penn National Gaming, Inc. (a)	10,126	830,028
Royal Caribbean Cruises Ltd. (a)	90,112	8,404,746
Starbucks Corp.	1,071,880	122,065,694
The Booking Holdings, Inc. (a)	86,435	204,120,574
Travel+Leisure Co.	129,600	8,443,440
Wynn Resorts Ltd. (a)	142,915	18,846,201
Yum China Holdings, Inc.	256,294	17,335,726
Yum! Brands, Inc.	773,842	92,837,825
		834,229,486
Household Durables - 0.7%
D.R. Horton, Inc.	480,061	45,745,013
Garmin Ltd.	72,318	10,286,512
GoPro, Inc. Class A (a)	170,400	1,911,888
Lennar Corp.:
Class A	1,136,275	112,502,588
Class B	6,000	469,860
Mohawk Industries, Inc. (a)	177,733	37,444,788
Newell Brands, Inc.	1,019,187	29,240,475
NVR, Inc. (a)	5,831	28,497,438
PulteGroup, Inc.	978,237	56,532,316
Sony Group Corp. sponsored ADR	302,845	30,166,390
Tempur Sealy International, Inc.	50,800	1,955,800
Toll Brothers, Inc.	53,400	3,483,816
Whirlpool Corp.	250,265	59,335,329
		417,572,213
Internet & Direct Marketing Retail - 3.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	461,061	98,648,612
Amazon.com, Inc. (a)	539,703	1,739,500,548
Doordash, Inc. (b)	40,437	6,076,872
eBay, Inc.	1,587,499	96,646,939
Etsy, Inc. (a)	74,846	12,329,382
Global-e Online Ltd. (a)	19,100	627,626
Ocado Group PLC (a)	3,831	102,813
Porch Group, Inc. Class A (a)	158,400	2,711,808
The Honest Co., Inc.	67,820	963,180
The Honest Co., Inc.	217,831	3,437,373
		1,961,045,153
Leisure Products - 0.0%
Brunswick Corp.	49,800	5,091,054
Polaris, Inc.	30,300	3,975,966
		9,067,020
Multiline Retail - 0.5%
Big Lots, Inc.	174,300	10,621,842
Dollar General Corp.	222,961	45,252,165
Dollar Tree, Inc. (a)	471,621	45,983,048
Kohl's Corp.	397,954	22,082,467
Macy's, Inc. (a)	451,300	8,249,764
Target Corp.	860,200	195,196,584
		327,385,870
Specialty Retail - 2.8%
Advance Auto Parts, Inc.	183,585	34,831,582
Auto1 Group SE (c)	29,596	1,589,167
AutoNation, Inc. (a)	56,000	5,719,280
AutoZone, Inc. (a)	56,755	79,831,583
Bed Bath & Beyond, Inc. (a)(b)	225,648	6,315,888
Best Buy Co., Inc.	526,273	61,173,974
Burlington Stores, Inc. (a)	146,967	47,524,719
CarMax, Inc. (a)	275,928	31,784,146
Dick's Sporting Goods, Inc.	330,530	32,236,591
Gap, Inc.	417,138	13,953,266
L Brands, Inc.	55,331	3,865,977
Lowe's Companies, Inc.	1,949,658	379,851,868
Murphy U.S.A., Inc.	128,286	17,294,236
O'Reilly Automotive, Inc. (a)	332,712	178,040,845
Penske Automotive Group, Inc.	192,200	16,450,398
Ross Stores, Inc.	685,900	86,690,901
Sally Beauty Holdings, Inc. (a)	463,900	10,117,659
Sleep Number Corp. (a)	138,500	15,441,365
The Home Depot, Inc.	1,347,507	429,733,457
The ODP Corp. (a)	62,070	2,714,942
TJX Companies, Inc.	1,598,975	107,994,772
Tractor Supply Co.	165,969	30,156,567
Ulta Beauty, Inc. (a)	184,627	63,762,781
Williams-Sonoma, Inc.	37,800	6,408,612
		1,663,484,576
Textiles, Apparel & Luxury Goods - 0.4%
Columbia Sportswear Co.	99,401	10,211,465
Hanesbrands, Inc.	995,021	19,442,710
lululemon athletica, Inc. (a)	38,400	12,408,192
NIKE, Inc. Class B	1,239,529	169,146,127
PVH Corp. (a)	60,462	6,942,247
Ralph Lauren Corp.	107,941	13,393,319
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	60,000	2,850,000
VF Corp.	258,291	20,590,959
		254,985,019

TOTAL CONSUMER DISCRETIONARY		6,213,735,348

CONSUMER STAPLES - 4.3%
Beverages - 1.2%
Anheuser-Busch InBev SA NV ADR (b)	180,917	13,708,081
Constellation Brands, Inc. Class A (sub. vtg.)	439,485	105,353,344
Diageo PLC sponsored ADR	21,172	4,091,489
Keurig Dr. Pepper, Inc.	1,286,337	47,543,016
Molson Coors Beverage Co. Class B (a)	567,100	33,073,272
Monster Beverage Corp. (a)	1,496,443	141,069,682
PepsiCo, Inc.	626,103	92,625,678
The Coca-Cola Co.	4,795,089	265,120,471
		702,585,033
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.	23,300	5,145,572
Costco Wholesale Corp.	422,598	159,856,145
Kroger Co.	1,340,000	49,553,200
Performance Food Group Co. (a)	30,485	1,528,213
Sysco Corp.	599,136	48,530,016
Walgreens Boots Alliance, Inc.	1,339,800	70,553,868
Walmart, Inc.	748,630	106,327,919
		441,494,933
Food Products - 0.8%
Archer Daniels Midland Co.	354,100	23,558,273
Bunge Ltd.	89,100	7,735,662
Campbell Soup Co.	71,582	3,483,896
Conagra Brands, Inc.	1,279,011	48,730,319
Darling Ingredients, Inc. (a)	70,900	4,853,814
General Mills, Inc.	456,069	28,668,497
Ingredion, Inc.	209,500	19,887,835
Kellogg Co.	158,720	10,394,573
Lamb Weston Holdings, Inc.	126,460	10,431,685
Mondelez International, Inc.	1,184,984	75,282,034
Mowi ASA ADR	103,300	2,684,767
Pilgrim's Pride Corp. (a)	262,000	6,298,480
Post Holdings, Inc. (a)	183,872	21,242,732
The a2 Milk Co. Ltd. (a)	308,675	1,318,637
The Hershey Co.	52,804	9,137,732
The J.M. Smucker Co.	368,093	49,063,116
The Kraft Heinz Co.	2,013,294	87,759,485
Tyson Foods, Inc. Class A	1,091,631	86,784,665
		497,316,202
Household Products - 0.9%
Colgate-Palmolive Co.	524,039	43,903,987
Energizer Holdings, Inc.	321,748	14,813,278
Kimberly-Clark Corp.	130,317	17,023,310
Procter & Gamble Co.	3,445,382	464,609,763
Reckitt Benckiser Group PLC	44,251	3,995,734
Spectrum Brands Holdings, Inc.	7,559	671,920
The Clorox Co.	77,545	13,704,528
		558,722,520
Personal Products - 0.2%
Coty, Inc. Class A (a)	652,440	5,813,240
Estee Lauder Companies, Inc. Class A	319,123	97,817,582
		103,630,822
Tobacco - 0.5%
Altria Group, Inc.	2,333,266	114,843,353
British American Tobacco PLC sponsored ADR	94,688	3,661,585
Philip Morris International, Inc.	1,782,618	171,897,854
Swedish Match Co. AB	102,000	946,216
		291,349,008

TOTAL CONSUMER STAPLES		2,595,098,518

ENERGY - 2.5%
Energy Equipment & Services - 0.1%
Baker Hughes Co. Class A	137,500	3,355,000
Halliburton Co.	2,262,350	50,789,758
NOV, Inc. (a)	46,772	753,965
Oceaneering International, Inc. (a)	90,267	1,288,110
SBM Offshore NV	41,900	724,241
Schlumberger Ltd.	879,507	27,554,954
Subsea 7 SA	388,000	3,783,135
		88,249,163
Oil, Gas & Consumable Fuels - 2.4%
Africa Oil Corp. (a)	1,105,900	1,108,649
APA Corp.	234,975	4,887,480
Cabot Oil & Gas Corp.	2,224,284	36,478,258
Canadian Natural Resources Ltd.	232,200	8,149,123
Cenovus Energy, Inc. (Canada)	891,169	7,449,789
Cheniere Energy, Inc. (a)	174,900	14,849,010
Chevron Corp.	1,727,832	179,331,683
ConocoPhillips Co.	3,448,378	192,212,590
Continental Resources, Inc. (b)	232,700	7,579,039
Devon Energy Corp.	277,400	7,367,744
Diamondback Energy, Inc.	444,660	35,603,926
EOG Resources, Inc.	1,605,546	128,989,566
Equitrans Midstream Corp.	427,300	3,520,952
Exxon Mobil Corp.	5,347,055	312,107,600
Harbour Energy PLC (a)	4,164,100	1,215,725
Hess Corp.	643,866	53,968,848
HollyFrontier Corp.	229,996	7,467,970
Imperial Oil Ltd. (b)	181,500	6,106,640
Kinder Morgan, Inc.	2,173,618	39,864,154
Kosmos Energy Ltd. (a)	1,752,500	5,572,950
Magellan Midstream Partners LP	226,189	11,148,856
Marathon Oil Corp.	699,036	8,465,326
Marathon Petroleum Corp.	1,019,643	63,013,937
MEG Energy Corp. (a)	929,200	6,458,979
Murphy Oil Corp.	85,300	1,850,157
Occidental Petroleum Corp.	113,675	2,951,003
ONEOK, Inc.	54,570	2,878,022
PBF Energy, Inc. Class A (a)	512,500	8,271,750
Phillips 66 Co.	929,208	78,257,898
Pioneer Natural Resources Co.	306,889	46,705,437
Range Resources Corp. (a)	61,800	838,008
Reliance Industries Ltd.	38,600	1,149,880
TC Energy Corp.	773,509	39,495,370
The Williams Companies, Inc.	1,552,402	40,890,269
Total SA sponsored ADR	395,737	18,476,961
Valero Energy Corp.	681,511	54,793,484
		1,439,477,033

TOTAL ENERGY		1,527,726,196

FINANCIALS - 12.6%
Banks - 5.4%
Bank of America Corp.	16,637,379	705,258,496
BNP Paribas SA (b)	39,208	2,677,756
CIT Group, Inc.	112,597	5,965,389
Citigroup, Inc.	1,764,025	138,846,408
Citizens Financial Group, Inc.	2,428,509	121,182,599
Comerica, Inc.	116,461	9,141,024
Commerce Bancshares, Inc.	253,900	19,773,732
Cullen/Frost Bankers, Inc.	192,000	23,176,320
East West Bancorp, Inc.	233,710	17,476,834
EFG Eurobank Ergasias SA (a)	3,369,557	3,162,867
Fifth Third Bancorp	5,601,280	236,037,939
First Horizon National Corp.	615,636	11,740,179
Huntington Bancshares, Inc.	5,168,180	81,967,335
JPMorgan Chase & Co.	2,998,319	492,443,913
KeyCorp	2,111,123	48,640,274
M&T Bank Corp.	285,389	45,859,158
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (b)	2,150,000	12,448,500
NatWest Group PLC	385,089	1,132,489
Piraeus Financial Holdings SA (a)	710,838	1,328,211
PNC Financial Services Group, Inc.	1,449,914	282,269,258
Regions Financial Corp.	3,013,645	70,549,429
Signature Bank	114,928	28,703,268
Societe Generale Series A	174,282	5,584,829
Standard Chartered PLC (United Kingdom)	403,399	2,910,247
SVB Financial Group (a)	110,347	64,320,163
Truist Financial Corp.	2,528,601	156,216,970
U.S. Bancorp	1,620,377	98,486,514
UniCredit SpA	201,508	2,587,348
Wells Fargo & Co.	11,704,863	546,851,199
Western Alliance Bancorp.	48,000	4,800,480
Zions Bancorp NA	81,300	4,705,644
		3,246,244,772
Capital Markets - 3.0%
Ameriprise Financial, Inc.	360,492	93,670,241
Apollo Global Management LLC Class A	890,543	51,063,736
Bank of New York Mellon Corp.	1,764,530	91,896,722
BlackRock, Inc. Class A	69,689	61,120,041
Brookfield Asset Management, Inc. Class A (b)	1,481,221	74,564,665
Cboe Global Markets, Inc.	260,447	28,987,751
Charles Schwab Corp.	2,638,536	194,855,884
CME Group, Inc.	289,013	63,224,484
Coinbase Global, Inc. (a)(b)	2,000	473,080
FactSet Research Systems, Inc.	72,003	24,074,923
Goldman Sachs Group, Inc.	894,422	332,742,872
Intercontinental Exchange, Inc.	650,853	73,468,287
Invesco Ltd.	454,700	12,972,591
KKR & Co. LP	670,688	37,350,615
LPL Financial	39,300	5,811,684
MarketAxess Holdings, Inc.	27,061	12,625,039
Moody's Corp.	39,257	13,164,835
Morgan Stanley	2,721,554	247,525,336
NASDAQ, Inc.	81,600	13,664,736
Northern Trust Corp.	344,135	41,705,721
Raymond James Financial, Inc.	232,333	30,805,032
S&P Global, Inc.	154,437	58,604,208
SEI Investments Co.	478,318	30,344,494
State Street Corp.	1,399,410	121,720,682
StepStone Group, Inc. Class A	96,823	3,069,289
T. Rowe Price Group, Inc.	211,410	40,453,304
The Beauty Health Co. (a)(b)	130,000	1,851,200
Tradeweb Markets, Inc. Class A	66,291	5,553,860
Virtu Financial, Inc. Class A	201,766	6,143,775
		1,773,509,087
Consumer Finance - 0.9%
360 DigiTech, Inc. ADR (a)	60,874	1,708,733
Ally Financial, Inc.	218,752	11,967,922
American Express Co.	264,398	42,338,052
Capital One Financial Corp.	2,358,787	379,245,774
Discover Financial Services	442,220	51,854,717
LendingTree, Inc. (a)	11,000	2,257,750
Navient Corp.	734,600	13,421,142
OneMain Holdings, Inc.	240,200	13,893,168
Synchrony Financial	289,400	13,720,454
		530,407,712
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc.:
Class A (a)	1	436,000
Class B (a)	1,597,461	462,369,112
Equitable Holdings, Inc.	1,875,775	59,555,856
Jaws Acquisition Corp. (a)(b)	300,000	4,353,000
Jefferies Financial Group, Inc.	134,400	4,318,272
Voya Financial, Inc.	269,730	17,672,710
		548,704,950
Insurance - 2.3%
AFLAC, Inc.	1,188,296	67,352,617
AIA Group Ltd.	196,000	2,505,099
Alleghany Corp. (a)	25,714	18,425,881
Allstate Corp.	709,221	96,886,681
American Financial Group, Inc.	260,900	34,715,354
American International Group, Inc.	1,487,646	78,607,215
Aon PLC	56,179	14,234,073
Arch Capital Group Ltd. (a)	199,500	7,958,055
Arthur J. Gallagher & Co.	90,423	13,256,916
Assurant, Inc.	29,200	4,705,580
Axis Capital Holdings Ltd.	200,700	10,765,548
Chubb Ltd.	1,246,381	211,872,306
Cincinnati Financial Corp.	336,989	41,014,931
CNA Financial Corp.	129,583	6,195,363
Everest Re Group Ltd.	84,700	22,018,612
Fairfax Financial Holdings Ltd.	32,045	15,059,548
Fairfax Financial Holdings Ltd. (sub. vtg.)	4,601	2,149,319
First American Financial Corp.	45,500	2,926,105
Globe Life, Inc.	35,000	3,689,700
Hartford Financial Services Group, Inc.	1,756,756	114,804,005
Lincoln National Corp.	583,900	40,750,381
Loews Corp.	836,097	48,811,343
Markel Corp. (a)	6,290	7,708,332
Marsh & McLennan Companies, Inc.	331,010	45,795,234
MetLife, Inc.	1,775,557	116,050,406
Old Republic International Corp.	93,500	2,455,310
Principal Financial Group, Inc.	136,100	8,899,579
Progressive Corp.	1,390,399	137,760,733
Prudential Financial, Inc.	599,251	64,101,879
Reinsurance Group of America, Inc.	18,700	2,356,761
RenaissanceRe Holdings Ltd.	175,835	27,099,690
The Travelers Companies, Inc.	625,671	99,919,659
Unum Group	479,100	14,837,727
W.R. Berkley Corp.	180,406	14,069,864
Willis Towers Watson PLC	24,733	6,464,217
		1,406,224,023
Mortgage Real Estate Investment Trusts - 0.0%
Annaly Capital Management, Inc.	1,720,500	15,949,035
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp.	722,000	10,627,840
Radian Group, Inc.	789,100	18,425,485
Rocket Cos., Inc. (b)	316,977	5,613,663
		34,666,988

TOTAL FINANCIALS		7,555,706,567

HEALTH CARE - 10.9%
Biotechnology - 1.5%
AbbVie, Inc.	2,912,093	329,648,928
ADC Therapeutics SA (a)	89,400	1,935,510
Agios Pharmaceuticals, Inc. (a)	50,000	2,789,000
Alexion Pharmaceuticals, Inc. (a)	49,494	8,738,166
Alnylam Pharmaceuticals, Inc. (a)	46,173	6,556,104
Amgen, Inc.	625,981	148,945,919
Arcutis Biotherapeutics, Inc. (a)	67,400	1,775,990
Argenx SE ADR (a)	31,800	8,871,882
Ascendis Pharma A/S sponsored ADR (a)	50,000	6,719,000
Avid Bioservices, Inc. (a)	121,000	2,574,880
BioAtla, Inc.	40,000	1,722,000
Biogen, Inc. (a)	274,963	73,547,103
BioMarin Pharmaceutical, Inc. (a)	131,620	10,174,226
Crinetics Pharmaceuticals, Inc. (a)	25,700	451,035
Cytokinetics, Inc. (a)	80,000	1,746,400
Exelixis, Inc. (a)	80,000	1,804,000
Generation Bio Co.	54,000	1,850,040
Gilead Sciences, Inc.	469,126	31,013,920
Gritstone Bio, Inc. (a)(b)	15,967	146,896
Heron Therapeutics, Inc. (a)	6,100	80,947
Incyte Corp. (a)	170,883	14,316,578
Innovent Biologics, Inc. (a)(c)	330,000	3,994,550
Insmed, Inc. (a)	49,237	1,211,230
Intercept Pharmaceuticals, Inc. (a)	62,500	1,039,375
Mirati Therapeutics, Inc. (a)	17,000	2,688,550
Neurocrine Biosciences, Inc. (a)	28,281	2,721,198
Novavax, Inc. (a)(b)	12,000	1,771,440
Prelude Therapeutics, Inc.	35,000	1,216,600
PTC Therapeutics, Inc. (a)	54,476	2,139,273
Regeneron Pharmaceuticals, Inc. (a)	222,362	111,721,340
Sarepta Therapeutics, Inc. (a)	30,000	2,269,500
Seagen, Inc. (a)	52,114	8,095,910
Shattuck Labs, Inc.	59,250	1,608,045
TG Therapeutics, Inc. (a)	88,000	3,068,560
Vaxcyte, Inc.	25,452	536,274
Vertex Pharmaceuticals, Inc. (a)	458,661	95,690,444
Xencor, Inc. (a)	56,000	2,153,760
Zentalis Pharmaceuticals, Inc. (a)	50,000	2,792,500
Zymeworks, Inc. (a)	55,000	1,716,000
		901,843,073
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	1,106,830	129,111,720
Abiomed, Inc. (a)	11,088	3,155,423
Alcon, Inc. (b)	579,216	40,359,771
Alcon, Inc. (Switzerland) (b)	32,950	2,293,321
Align Technology, Inc. (a)	5,926	3,497,229
Becton, Dickinson & Co.	355,458	85,981,736
Boston Scientific Corp. (a)	2,692,745	114,576,300
Danaher Corp.	955,320	244,695,665
Dentsply Sirona, Inc.	21,979	1,470,835
DexCom, Inc. (a)	3,750	1,385,213
Envista Holdings Corp. (a)	100,000	4,364,000
Hill-Rom Holdings, Inc.	92,800	10,326,784
Hologic, Inc. (a)	508,423	32,061,154
IDEXX Laboratories, Inc. (a)	34,145	19,056,666
Insulet Corp. (a)	44,000	11,865,480
Intuitive Surgical, Inc. (a)	200,272	168,665,073
iRhythm Technologies, Inc. (a)	500	37,730
Masimo Corp. (a)	10,000	2,156,000
Medtronic PLC	1,039,291	131,563,848
Penumbra, Inc. (a)	45,000	11,209,950
Stryker Corp.	198,038	50,553,160
Tandem Diabetes Care, Inc. (a)	28,000	2,390,920
The Cooper Companies, Inc.	22,372	8,802,263
West Pharmaceutical Services, Inc.	9,928	3,450,079
Zimmer Biomet Holdings, Inc.	624,397	105,104,747
		1,188,135,067
Health Care Providers & Services - 3.5%
1Life Healthcare, Inc. (a)	80,000	2,960,000
Alignment Healthcare, Inc. (a)(b)	138,000	3,481,740
AmerisourceBergen Corp.	270,504	31,037,629
Anthem, Inc.	350,175	139,446,689
Cardinal Health, Inc.	491,914	27,581,618
Centene Corp. (a)	2,264,675	166,680,080
Cigna Corp.	1,039,033	268,953,692
Covetrus, Inc. (a)	26,001	721,268
CVS Health Corp.	2,401,692	207,602,256
DaVita HealthCare Partners, Inc. (a)	260,700	31,302,249
HCA Holdings, Inc.	946,809	203,365,105
Henry Schein, Inc. (a)	64,900	4,934,996
Humana, Inc.	236,656	103,584,331
Laboratory Corp. of America Holdings (a)	132,219	36,291,471
McKesson Corp.	417,081	80,242,214
Molina Healthcare, Inc. (a)	38,200	9,601,952
Option Care Health, Inc. (a)	108,000	1,980,720
Quest Diagnostics, Inc.	552,049	72,688,292
Rede D'Oregon Sao Luiz SA (c)	260,000	3,484,398
Surgery Partners, Inc. (a)	69,000	4,038,570
UnitedHealth Group, Inc.	1,591,699	655,652,652
Universal Health Services, Inc. Class B	184,765	29,494,037
		2,085,125,959
Health Care Technology - 0.1%
agilon health, Inc. (a)(b)	70,000	2,515,800
Cerner Corp.	327,819	25,651,837
Phreesia, Inc. (a)	56,000	2,772,000
Veeva Systems, Inc. Class A (a)	35,163	10,244,388
		41,184,025
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	12,000	2,160,000
Agilent Technologies, Inc.	420,438	58,075,101
Avantor, Inc. (a)	190,565	6,126,665
Bio-Rad Laboratories, Inc. Class A (a)	26,800	16,143,516
Bruker Corp.	80,000	5,555,200
Illumina, Inc. (a)	102,809	41,703,443
IQVIA Holdings, Inc. (a)	256,688	61,646,190
Lonza Group AG	7,500	4,831,173
Mettler-Toledo International, Inc. (a)	5,226	6,798,765
PerkinElmer, Inc.	129,416	18,774,379
Sartorius Stedim Biotech	8,000	3,467,024
Thermo Fisher Scientific, Inc.	564,491	265,028,525
Waters Corp. (a)	7,146	2,302,799
		492,612,780
Pharmaceuticals - 3.0%
AstraZeneca PLC:
(United Kingdom)	106,000	12,094,400
sponsored ADR (b)	1,517,156	86,128,946
Atea Pharmaceuticals, Inc.	28,000	571,760
Bayer AG	183,372	11,543,692
Bristol-Myers Squibb Co.	3,453,258	226,948,116
Elanco Animal Health, Inc. (a)	1,860,871	66,954,139
Eli Lilly & Co.	1,515,072	302,620,481
GlaxoSmithKline PLC sponsored ADR (b)	244,362	9,473,915
Intra-Cellular Therapies, Inc. (a)	13,300	524,153
Jazz Pharmaceuticals PLC (a)	179,500	31,974,335
Johnson & Johnson	3,034,941	513,663,764
Merck & Co., Inc.	2,127,403	161,448,614
Nektar Therapeutics (a)	75,000	1,355,250
Novartis AG sponsored ADR	755,820	66,799,372
Novo Nordisk A/S Series B sponsored ADR (b)	204,181	16,109,881
Pfizer, Inc.	2,634,139	102,020,203
Pliant Therapeutics, Inc. (b)	72,500	2,179,350
Roche Holding AG:
(participation certificate)	34,200	11,897,803
sponsored ADR	930,705	40,727,651
Royalty Pharma PLC	150,000	6,018,000
Sanofi SA sponsored ADR	686,470	36,678,092
Theravance Biopharma, Inc. (a)	80,000	1,382,400
UCB SA	24,000	2,245,740
Viatris, Inc.	845,963	12,892,476
Zoetis, Inc. Class A	620,823	109,687,008
		1,833,939,541

TOTAL HEALTH CARE		6,542,840,445

INDUSTRIALS - 8.5%
Aerospace & Defense - 1.6%
Airbus Group NV (a)	24,741	3,226,948
Axon Enterprise, Inc. (a)	9,400	1,321,546
Curtiss-Wright Corp.	5,460	684,247
General Dynamics Corp.	384,351	72,992,098
Howmet Aerospace, Inc. (a)	933,070	33,105,324
Huntington Ingalls Industries, Inc.	161,190	34,850,890
L3Harris Technologies, Inc.	337,047	73,496,469
Lockheed Martin Corp.	119,050	45,500,910
Maxar Technologies, Inc.	5,000	155,500
Moog, Inc. Class A	127,400	11,491,480
MTU Aero Engines AG	2,614	674,468
Northrop Grumman Corp.	260,105	95,164,616
Raytheon Technologies Corp.	2,482,944	220,261,962
Rolls-Royce Holdings PLC	1,001,700	1,519,480
Safran SA	2,772	414,769
Teledyne Technologies, Inc. (a)	83,654	35,090,343
Textron, Inc.	1,278,391	87,531,432
The Boeing Co. (a)	702,714	173,584,412
TransDigm Group, Inc. (a)	102,598	66,569,686
Vectrus, Inc. (a)	37,733	1,925,138
		959,561,718
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	72,937	7,076,348
Expeditors International of Washington, Inc.	417,293	52,449,557
FedEx Corp.	582,802	183,471,898
United Parcel Service, Inc. Class B	1,215,394	260,823,552
		503,821,355
Airlines - 0.1%
American Airlines Group, Inc. (a)	93,471	2,265,737
Copa Holdings SA Class A (a)	400	32,904
Delta Air Lines, Inc. (a)	725,900	34,610,912
Ryanair Holdings PLC sponsored ADR (a)	8,572	1,000,781
United Airlines Holdings, Inc. (a)	689,457	40,229,816
		78,140,150
Building Products - 0.5%
A.O. Smith Corp.	157,898	11,221,811
Allegion PLC	137,352	19,295,209
Carrier Global Corp.	333,970	15,339,242
Fortune Brands Home & Security, Inc.	363,701	37,519,395
Johnson Controls International PLC	585,155	38,936,214
Masco Corp.	292,699	17,652,677
Owens Corning	188,005	20,050,733
Trane Technologies PLC	561,330	104,631,912
		264,647,193
Commercial Services & Supplies - 0.1%
Cintas Corp.	5,582	1,973,460
Deluxe Corp.	215,300	9,809,068
Herman Miller, Inc.	68,300	3,264,740
Rollins, Inc.	169,711	5,785,448
Waste Connection, Inc. (United States)	370,002	44,933,043
		65,765,759
Construction & Engineering - 0.0%
MasTec, Inc. (a)	119,500	13,901,435
Quanta Services, Inc.	68,900	6,569,615
		20,471,050
Electrical Equipment - 0.4%
Acuity Brands, Inc.	114,789	21,322,057
AMETEK, Inc.	230,900	31,194,590
Array Technologies, Inc.	201,224	3,279,951
Eaton Corp. PLC	601,492	87,366,713
Emerson Electric Co.	448,300	42,897,827
Generac Holdings, Inc. (a)	32,775	10,773,798
Hubbell, Inc. Class B	68,438	13,047,020
Plug Power, Inc. (a)	50,100	1,538,070
Rockwell Automation, Inc.	41,914	11,053,560
Sensata Technologies, Inc. PLC (a)	68,600	4,076,898
Shoals Technologies Group, Inc.	73,900	2,039,640
Sunrun, Inc. (a)	582,915	26,067,959
Vertiv Holdings Co.	1,043	25,887
Vertiv Holdings LLC (a)(d)	361,200	8,964,984
		263,648,954
Industrial Conglomerates - 1.3%
3M Co.	794,000	161,213,760
Carlisle Companies, Inc.	73,995	14,230,718
General Electric Co.	13,904,195	195,492,982
Honeywell International, Inc.	1,382,301	319,187,124
Roper Technologies, Inc.	165,469	74,462,705
		764,587,289
Machinery - 1.9%
AGCO Corp.	326,300	45,150,131
Allison Transmission Holdings, Inc.	309,700	13,103,407
Caterpillar, Inc.	215,644	51,987,456
Crane Co.	183,100	17,484,219
Cummins, Inc.	611,179	157,244,133
Deere & Co.	434,479	156,890,367
Dover Corp.	280,435	42,205,468
Epiroc AB	20,900	7,551
Epiroc AB (A Shares)	20,900	473,232
Flowserve Corp.	335,561	14,224,431
Fortive Corp.	878,646	63,719,408
Illinois Tool Works, Inc.	66,976	15,522,358
Ingersoll Rand, Inc. (a)	1,179,670	58,558,819
ITT, Inc.	214,692	20,159,579
Meritor, Inc. (a)	117,300	3,049,800
Middleby Corp. (a)	66,000	10,842,480
Oshkosh Corp.	200,300	26,327,432
Otis Worldwide Corp.	1,035,361	81,099,827
PACCAR, Inc.	891,093	81,588,475
Parker Hannifin Corp.	266,893	82,243,078
Pentair PLC	106,000	7,310,820
Snap-On, Inc.	102,988	26,222,805
Stanley Black & Decker, Inc.	348,993	75,661,682
Timken Co.	226,400	20,025,080
Westinghouse Air Brake Co.	165,993	13,737,581
Xylem, Inc.	225,000	26,577,000
		1,111,416,619
Professional Services - 0.5%
Booz Allen Hamilton Holding Corp. Class A	199,342	16,930,116
Clarivate Analytics PLC (a)	378,832	11,380,113
CoStar Group, Inc. (a)	34,532	29,490,328
Dun & Bradstreet Holdings, Inc. (a)	112,353	2,412,219
Equifax, Inc.	131,997	31,024,575
IHS Markit Ltd.	629,265	66,267,897
Jacobs Engineering Group, Inc.	460,569	65,437,644
Leidos Holdings, Inc.	650,029	66,790,480
Manpower, Inc.	134,300	16,248,957
Nielsen Holdings PLC	60,347	1,642,042
Robert Half International, Inc.	86,481	7,678,648
		315,303,019
Road & Rail - 1.2%
AMERCO	13,000	7,475,520
CSX Corp.	735,665	73,654,780
J.B. Hunt Transport Services, Inc.	106,870	18,332,480
Kansas City Southern	26,075	7,762,006
Knight-Swift Transportation Holdings, Inc. Class A	95,230	4,545,328
Lyft, Inc. (a)	1,067,679	60,953,794
Norfolk Southern Corp.	1,038,058	291,590,492
Old Dominion Freight Lines, Inc.	161,341	42,827,968
Ryder System, Inc.	26,905	2,200,560
Uber Technologies, Inc. (a)	565,851	28,762,206
Union Pacific Corp.	679,649	152,737,520
		690,842,654
Trading Companies & Distributors - 0.1%
Beijer Ref AB (B Shares)	11,700	202,818
United Rentals, Inc. (a)	105,585	35,261,167
W.W. Grainger, Inc.	64,105	29,626,767
		65,090,752

TOTAL INDUSTRIALS		5,103,296,512

INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 0.6%
Cisco Systems, Inc.	5,404,911	285,919,792
CommScope Holding Co., Inc. (a)	950,724	19,309,204
F5 Networks, Inc. (a)	187,953	34,852,125
Juniper Networks, Inc.	227,200	5,982,176
Motorola Solutions, Inc.	221,943	45,567,117
		391,630,414
Electronic Equipment & Components - 0.5%
Amphenol Corp. Class A	897,410	60,359,797
Arrow Electronics, Inc. (a)	349,641	42,072,302
CDW Corp.	276,524	45,742,600
Corning, Inc.	217,939	9,508,679
Flex Ltd. (a)	1,038,900	18,980,703
Hon Hai Precision Industry Co. Ltd. (Foxconn)	911,000	3,750,807
Insight Enterprises, Inc. (a)	23,500	2,455,280
Jabil, Inc.	897,781	50,679,737
Keysight Technologies, Inc. (a)	102,401	14,579,854
SYNNEX Corp.	84,634	10,714,664
Trimble, Inc. (a)	216,676	16,855,226
Vishay Intertechnology, Inc.	618,200	14,880,074
Vontier Corp.	54,589	1,914,982
Zebra Technologies Corp. Class A (a)	4,082	2,028,958
		294,523,663
IT Services - 3.8%
Accenture PLC Class A	459,103	129,540,502
Affirm Holdings, Inc. (b)	344,541	20,951,538
Akamai Technologies, Inc. (a)	168,309	19,222,571
Amadeus IT Holding SA Class A (a)	22,600	1,706,272
Amdocs Ltd.	319,407	24,945,687
Automatic Data Processing, Inc.	64,684	12,679,358
Broadridge Financial Solutions, Inc.	23,780	3,792,434
Capgemini SA	28,900	5,394,707
Cognizant Technology Solutions Corp. Class A	976,291	69,863,384
CSG Systems International, Inc.	185,800	8,182,632
DXC Technology Co. (a)	184,632	7,001,245
Edenred SA	34,207	1,860,181
Edenred SA rights (a)(b)(e)	34,207	31,373
Fidelity National Information Services, Inc.	729,014	108,608,536
Fiserv, Inc. (a)	1,011,470	116,521,344
FleetCor Technologies, Inc. (a)	376,071	103,208,925
Gartner, Inc. (a)	44,995	10,431,641
Genpact Ltd.	257,013	11,755,775
Global Payments, Inc.	405,544	78,557,928
GoDaddy, Inc. (a)	36,600	2,963,136
IBM Corp.	749,010	107,662,697
Liveramp Holdings, Inc. (a)	37,000	1,858,880
MasterCard, Inc. Class A	1,335,775	481,653,750
PayPal Holdings, Inc. (a)	864,607	224,815,112
Sabre Corp. (a)	74,800	1,035,980
Shopify, Inc. (a)	27,995	34,794,146
Snowflake Computing, Inc.	39,034	9,291,263
The Western Union Co.	807,087	19,749,419
Twilio, Inc. Class A (a)	758	254,688
Unisys Corp. (a)	130,500	3,355,155
VeriSign, Inc. (a)	168,212	36,993,183
Visa, Inc. Class A	2,659,305	604,460,027
Wix.com Ltd. (a)	16,700	4,339,662
		2,267,483,131
Semiconductors & Semiconductor Equipment - 4.4%
Advanced Micro Devices, Inc. (a)	2,731,936	218,773,435
Analog Devices, Inc.	963,778	158,637,859
Applied Materials, Inc.	697,082	96,287,937
ASML Holding NV	27,530	18,595,689
Broadcom, Inc.	506,925	239,435,885
Cirrus Logic, Inc. (a)	37,000	2,888,590
eMemory Technology, Inc.	40,000	1,366,852
Intel Corp.	4,174,467	238,445,555
KLA Corp.	76,139	24,127,688
Lam Research Corp.	193,281	125,603,658
Marvell Technology, Inc.	305,503	14,755,795
Maxim Integrated Products, Inc.	127,051	12,960,473
Microchip Technology, Inc.	371,091	58,242,732
Micron Technology, Inc. (a)	753,645	63,411,690
NVIDIA Corp.	766,907	498,320,830
NXP Semiconductors NV	989,720	209,246,602
ON Semiconductor Corp. (a)	357,600	14,318,304
Qorvo, Inc. (a)	130,345	23,816,638
Qualcomm, Inc.	2,026,559	272,653,248
Semtech Corp. (a)	22,200	1,398,600
SiTime Corp. (a)	12,900	1,268,457
Skyworks Solutions, Inc.	87,725	14,913,250
Teradyne, Inc.	140,857	18,642,424
Texas Instruments, Inc.	1,504,918	285,663,535
Universal Display Corp.	2,200	474,892
Xilinx, Inc.	332,516	42,229,532
		2,656,480,150
Software - 7.0%
Adobe, Inc. (a)	516,230	260,479,333
Anaplan, Inc. (a)	141,600	7,293,816
ANSYS, Inc. (a)	104,000	35,145,760
Atlassian Corp. PLC (a)	83,320	19,436,890
Autodesk, Inc. (a)	413,091	118,086,193
Cadence Design Systems, Inc. (a)	23,086	2,931,691
CDK Global, Inc.	53,000	2,774,020
Ceridian HCM Holding, Inc. (a)	432,445	38,686,530
Citrix Systems, Inc.	296,669	34,105,068
Cloudflare, Inc. (a)	6,300	516,978
Cognyte Software Ltd. (a)	247,279	6,364,961
Coupa Software, Inc. (a)	90,840	21,638,088
Digital Turbine, Inc. (a)	41,600	2,752,672
Dynatrace, Inc. (a)	22,943	1,187,071
Elastic NV (a)	42,200	4,988,462
Envestnet, Inc. (a)	100	7,197
Everbridge, Inc. (a)	4,500	528,750
Fortinet, Inc. (a)	77,205	16,872,381
Intuit, Inc.	426,389	187,223,146
j2 Global, Inc. (a)	164,500	20,485,185
Microsoft Corp.	9,487,504	2,368,839,999
NortonLifeLock, Inc.	1,874,721	51,854,783
Nutanix, Inc. Class A (a)	308,290	9,714,218
Oracle Corp.	4,035,885	317,785,585
Palo Alto Networks, Inc. (a)	79,623	28,923,055
PTC, Inc. (a)	18,057	2,422,166
Salesforce.com, Inc. (a)	1,621,490	386,076,769
SAP SE sponsored ADR	56,236	7,869,103
ServiceNow, Inc. (a)	28,969	13,727,830
Splunk, Inc. (a)	146,300	17,731,560
SS&C Technologies Holdings, Inc.	84,043	6,208,256
SVMK, Inc. (a)	713,300	13,873,685
Synopsys, Inc. (a)	102,255	26,007,537
UiPath, Inc. Class A (a)(b)	90,355	7,212,136
Verint Systems, Inc. (a)	68,200	3,144,702
VMware, Inc. Class A (a)(b)	188,062	29,693,109
Workday, Inc. Class A (a)	520,429	119,032,521
Workiva, Inc. (a)	5,400	512,460
Yext, Inc. (a)	462,200	6,688,034
Zendesk, Inc. (a)	25,900	3,539,494
Zoom Video Communications, Inc. Class A (a)	112,200	37,197,666
		4,239,558,860
Technology Hardware, Storage & Peripherals - 3.4%
Apple, Inc.	14,281,096	1,779,567,373
Hewlett Packard Enterprise Co.	2,320,500	37,035,180
HP, Inc.	2,703,158	79,013,308
NCR Corp. (a)	312,300	15,052,860
NetApp, Inc.	142,300	11,009,751
Seagate Technology Holdings PLC	985,553	94,366,700
Western Digital Corp. (a)	38,300	2,881,309
Xerox Holdings Corp.	386,650	9,066,943
		2,027,993,424

TOTAL INFORMATION TECHNOLOGY		11,877,669,642

MATERIALS - 2.4%
Chemicals - 1.4%
Albemarle Corp. U.S.	45,500	7,602,140
Amyris, Inc. (a)(b)	164,790	2,344,962
Cabot Corp.	215,400	13,695,132
Celanese Corp. Class A	290,417	48,049,493
CF Industries Holdings, Inc.	137,593	7,315,820
Corteva, Inc.	647,000	29,438,500
Dow, Inc.	199,236	13,631,727
DuPont de Nemours, Inc.	99,574	8,422,965
Eastman Chemical Co.	882,858	110,710,393
Ecolab, Inc.	81,437	17,515,470
FMC Corp.	82,600	9,638,594
Huntsman Corp.	1,013,100	28,751,778
Ingevity Corp. (a)	136,575	11,241,488
International Flavors & Fragrances, Inc.	124,240	17,601,081
Linde PLC	631,882	189,943,729
Livent Corp. (a)	11,193	218,375
LyondellBasell Industries NV Class A	617,200	69,509,064
Olin Corp.	203,100	9,929,559
PPG Industries, Inc.	451,835	81,203,786
RPM International, Inc.	441,065	41,252,809
Sherwin-Williams Co.	331,546	94,003,237
The Chemours Co. LLC	353,000	12,683,290
The Mosaic Co.	351,321	12,696,741
The Scotts Miracle-Gro Co. Class A	27,500	5,977,675
Valvoline, Inc.	750,897	24,779,601
Westlake Chemical Corp.	56,319	5,680,898
		873,838,307
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	133,154	48,421,452
Summit Materials, Inc. (a)	329,400	11,469,708
Vulcan Materials Co.	236,149	43,290,835
		103,181,995
Containers & Packaging - 0.6%
Amcor PLC	997,400	11,769,320
Ball Corp.	339,786	27,916,818
Berry Global Group, Inc. (a)	483,000	32,945,430
Crown Holdings, Inc.	475,519	49,092,582
Graphic Packaging Holding Co.	600,135	10,610,387
International Paper Co.	1,020,245	64,377,460
O-I Glass, Inc. (a)	154,700	2,851,121
Packaging Corp. of America	274,801	40,849,169
Sealed Air Corp.	762,434	43,351,997
Sonoco Products Co.	42,600	2,876,352
WestRock Co.	909,586	53,047,056
		339,687,692
Metals & Mining - 0.2%
BHP Group Ltd. sponsored ADR (b)	52,591	3,897,519
First Quantum Minerals Ltd.	79,400	1,953,753
Freeport-McMoRan, Inc.	989,246	42,260,589
Newmont Corp.	388,357	28,536,472
Nucor Corp.	290,870	29,825,810
Reliance Steel & Aluminum Co.	131,500	22,101,205
Steel Dynamics, Inc.	134,200	8,378,106
		136,953,454
Paper & Forest Products - 0.0%
Schweitzer-Mauduit International, Inc.	240,600	9,842,946

TOTAL MATERIALS		1,463,504,394

REAL ESTATE - 1.8%
Equity Real Estate Investment Trusts (REITs) - 1.7%
Alexandria Real Estate Equities, Inc.	88,827	15,834,301
American Homes 4 Rent Class A	396,996	15,113,638
American Tower Corp.	491,370	125,525,380
Apartment Income (REIT) Corp.	133,567	6,221,551
AvalonBay Communities, Inc.	138,366	28,633,460
Brandywine Realty Trust (SBI)	767,000	10,784,020
Brixmor Property Group, Inc.	713,228	16,197,408
Camden Property Trust (SBI)	114,500	14,356,010
Corporate Office Properties Trust (SBI)	33,900	935,640
Crown Castle International Corp.	192,212	36,424,174
CubeSmart	135,000	5,911,650
Digital Realty Trust, Inc.	38,400	5,819,904
Douglas Emmett, Inc.	49,400	1,715,168
EastGroup Properties, Inc.	75,301	11,903,582
Equinix, Inc.	79,080	58,259,818
Equity Lifestyle Properties, Inc.	317,777	22,517,678
Equity Residential (SBI)	182,074	14,101,631
Extra Space Storage, Inc.	65,296	9,781,994
Federal Realty Investment Trust (SBI)	91,379	10,448,275
Healthpeak Properties, Inc.	28,304	944,788
Invitation Homes, Inc.	161,200	5,846,724
Kilroy Realty Corp.	43,600	3,061,156
Kimco Realty Corp.	812,265	17,309,367
Lamar Advertising Co. Class A	36,141	3,788,300
Lexington Corporate Properties Trust	248,100	3,071,478
Mid-America Apartment Communities, Inc.	169,186	27,188,190
Omega Healthcare Investors, Inc.	439,500	16,094,490
Paramount Group, Inc.	715,000	7,850,700
Piedmont Office Realty Trust, Inc. Class A	784,400	14,503,556
Prologis (REIT), Inc.	1,374,399	161,959,178
Public Storage	228,636	64,585,097
Rayonier, Inc.	483,650	18,470,594
SBA Communications Corp. Class A	150,946	45,000,022
Service Properties Trust	584,000	7,335,040
Simon Property Group, Inc.	95,430	12,261,801
SITE Centers Corp.	166,350	2,490,260
Sun Communities, Inc.	296,440	49,629,985
Ventas, Inc.	626,256	34,725,895
VEREIT, Inc.	497,660	23,673,686
VICI Properties, Inc.	33,900	1,055,307
Welltower, Inc.	446,160	33,359,383
Weyerhaeuser Co.	1,386,142	52,617,950
		1,017,308,229
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	423,213	37,149,637
Cushman & Wakefield PLC (a)	252,100	4,792,421
Jones Lang LaSalle, Inc. (a)	43,300	8,757,425
Opendoor Technologies, Inc. (a)(b)	413,719	6,478,840
		57,178,323

TOTAL REAL ESTATE		1,074,486,552

UTILITIES - 1.7%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	463,206	39,835,716
Duke Energy Corp.	21,400	2,144,708
Edison International	247,423	13,823,523
Entergy Corp.	378,937	39,886,909
Evergy, Inc.	574,506	35,613,627
Exelon Corp.	1,299,700	58,642,464
FirstEnergy Corp.	867,779	32,897,502
NextEra Energy, Inc.	2,975,698	217,880,608
NRG Energy, Inc.	803,026	25,817,286
PG&E Corp. (a)	1,072,989	10,880,108
Pinnacle West Capital Corp.	38,500	3,256,330
Southern Co.	1,634,235	104,460,301
Xcel Energy, Inc.	959,655	68,020,346
		653,159,428
Gas Utilities - 0.0%
UGI Corp.	132,800	6,115,440
Independent Power and Renewable Electricity Producers - 0.1%
FTC Solar, Inc. (a)	74,900	805,924
NextEra Energy Partners LP (b)	5,908	403,930
The AES Corp.	706,352	17,948,404
Vistra Corp.	1,037,600	16,777,992
		35,936,250
Multi-Utilities - 0.5%
Ameren Corp.	681,244	57,360,745
CenterPoint Energy, Inc.	325,568	8,236,870
Dominion Energy, Inc.	1,061,035	80,787,205
DTE Energy Co.	69,357	9,570,572
MDU Resources Group, Inc.	780,700	26,278,362
NiSource, Inc.	120,800	3,080,400
Public Service Enterprise Group, Inc.	685,301	42,570,898
Sempra Energy	701,436	95,037,564
WEC Energy Group, Inc.	144,515	13,571,404
		336,494,020
Water Utilities - 0.0%
American Water Works Co., Inc.	33,740	5,230,375

TOTAL UTILITIES		1,036,935,513

TOTAL COMMON STOCKS
(Cost $27,236,648,419)		50,260,878,838

Nonconvertible Preferred Stocks - 0.0%
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Embraer SA sponsored ADR (a)
(Cost $757,192)	72,700	973,453

Equity Funds - 15.5%
Large Blend Funds - 6.4%
Fidelity SAI U.S. Large Cap Index Fund (f)	93,039,948	2,057,113,253
Fidelity SAI U.S. Low Volatility Index Fund (f)	81,066,267	1,442,168,893
PIMCO StocksPLUS Absolute Return Fund Institutional Class	23,140,982	320,734,004

TOTAL LARGE BLEND FUNDS		3,820,016,150

Large Growth Funds - 7.8%
Fidelity Growth Company Fund (f)	103,351,429	3,660,707,600
Fidelity SAI U.S. Momentum Index Fund (f)	1,765,283	31,475,001
Fidelity SAI U.S. Quality Index Fund (f)	56,914,699	1,001,129,553

TOTAL LARGE GROWTH FUNDS		4,693,312,154

Mid-Cap Growth Funds - 1.3%
Janus Henderson Enterprise Fund	4,620,603	784,485,953
TOTAL EQUITY FUNDS
(Cost $5,229,612,548)		9,297,814,257

Other - 0.0%
Commodity Funds - Broad Basket - 0.0%
Fidelity SAI Inflation-Focused Fund (f)
(Cost $6,768,588)	858,825	10,795,429
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 12/30/21 (g)
(Cost $5,358,468)	$5,360,000	5,359,132
	Shares	Value

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.03% (h)	42,708,061	42,716,602
Fidelity Securities Lending Cash Central Fund 0.03% (h)(i)	291,998,372	292,027,572
Invesco Government & Agency Portfolio Institutional Class .03% (j)	474,653,985	474,653,985
TOTAL MONEY MARKET FUNDS
(Cost $809,396,569)		809,398,159
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $33,288,541,784)		60,385,219,268
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(193,376,023)
NET ASSETS - 100%		$60,191,843,245

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	348	June 2021	$73,121,760	$3,155,382	$3,155,382

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,748,861 or 0.0% of net assets.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,964,984 or 0.0% of net assets.

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated Fund

 (g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,045,345.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

 (j) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Vertiv Holdings LLC	2/6/20	$3,612,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$41,686
Fidelity Securities Lending Cash Central Fund	1,597,581
Total	$1,639,267

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases(a)	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Growth Company Fund	$80,232,680	$318,557,023	$661,500,000	$318,557,042	$195,294,301	$2,552,767,014	$3,660,707,600
Fidelity Mid Cap Index Fund	184,207,331	181,719,113	492,758,443	9,424,205	146,039,330	(19,207,331)	--
Fidelity SAI Inflation-Focused Fund	7,015,345	268,587	--	268,587	--	3,511,497	10,795,429
Fidelity SAI U.S. Large Cap Index Fund	1,056,804,634	5,836,954,586	5,535,519,402	56,313,709	215,479,562	377,260,294	2,057,113,253
Fidelity SAI U.S. Low Volatility Index Fund	--	910,328,585	--	9,144,471	--	235,390,531	1,442,168,893
Fidelity SAI U.S. Momentum Index Fund	16,973,699	27,353,756	17,319,857	2,353,756	4,595,551	(128,148)	31,475,001
Fidelity SAI U.S. Quality Index Fund	2,101,480,276	153,567,229	1,527,187,463	153,567,213	427,108,640	(153,839,129)	1,001,129,553
Fidelity SAI U.S. Value Index Fund	--	--	91,205,299	--	13,347,568	--	--
Total	$3,446,713,965	$7,428,748,879	$8,325,490,464	$549,628,983	$1,001,864,952	$2,995,754,728	$8,203,389,729

 (a) Excludes the value of securities received and delivered through merger transactions, if applicable.

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of May 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$5,269,879,151	$5,269,879,151	$--	$--
Consumer Discretionary	6,213,735,348	6,212,772,168	963,180	--
Consumer Staples	2,595,098,518	2,591,102,784	3,995,734	--
Energy	1,527,726,196	1,527,726,196	--	--
Financials	7,555,706,567	7,555,706,567	--	--
Health Care	6,542,840,445	6,530,746,045	12,094,400	--
Industrials	5,104,269,965	5,102,750,485	1,519,480	--
Information Technology	11,877,669,642	11,877,638,269	31,373	--
Materials	1,463,504,394	1,463,504,394	--	--
Real Estate	1,074,486,552	1,074,486,552	--	--
Utilities	1,036,935,513	1,036,935,513	--	--
Equity Funds	9,297,814,257	9,297,814,257	--	--
Other	10,795,429	10,795,429	--	--
Other Short-Term Investments and Net Other Assets	5,359,132	--	5,359,132	--
Money Market Funds	809,398,159	809,398,159	--	--
Total Investments in Securities:	$60,385,219,268	$60,361,255,969	$23,963,299	$--
Derivative Instruments:
Assets
Futures Contracts	$3,155,382	$3,155,382	$--	$--
Total Assets	$3,155,382	$3,155,382	$--	$--
Total Derivative Instruments:	$3,155,382	$3,155,382	$--	$--
Net unrealized appreciation on unfunded commitments:	$458,599	$--	$458,599	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$3,155,382	$0
Total Equity Risk	3,155,382	0
Total Value of Derivatives	$3,155,382	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		May 31, 2021
Assets
Investment in securities, at value (including securities loaned of $285,467,989) — See accompanying schedule: Unaffiliated issuers (cost $28,466,437,750)	$51,847,085,365
Fidelity Central Funds (cost $334,742,584)	334,744,174
Other affiliated issuers (cost $4,487,361,450)	8,203,389,729
Total Investment in Securities (cost $33,288,541,784)		$60,385,219,268
Foreign currency held at value (cost $3,860,823)		3,868,872
Receivable for investments sold		523,318,670
Receivable for fund shares sold		19,159,606
Net unrealized appreciation on unfunded commitments		569,400
Dividends receivable		67,599,362
Interest receivable		12,199
Distributions receivable from Fidelity Central Funds		63,750
Receivable for daily variation margin on futures contracts		59,160
Prepaid expenses		165,853
Other receivables		818,184
Total assets		61,000,854,324
Liabilities
Payable to custodian bank	$7,074
Payable for investments purchased
Regular delivery	489,118,147
Delayed delivery	31,285
Payable for fund shares redeemed	17,769,761
Net unrealized depreciation on unfunded commitments	110,801
Accrued management fee	8,867,372
Other payables and accrued expenses	1,079,067
Collateral on securities loaned	292,027,572
Total liabilities		809,011,079
Net Assets		$60,191,843,245
Net Assets consist of:
Paid in capital		$30,011,913,280
Total accumulated earnings (loss)		30,179,929,965
Net Assets		$60,191,843,245
Net Asset Value, offering price and redemption price per share ($60,191,843,245 ÷ 4,952,945,087 shares)		$12.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended May 31, 2021(a)
Investment Income
Dividends:
Unaffiliated issuers		$572,569,917
Affiliated issuers		64,443,198
Interest		133,279
Income from Fidelity Central Funds (including $1,597,581 from security lending)		1,639,267
Total income		638,785,661
Expenses
Management fee	$188,574,596
Custodian fees and expenses	349,114
Independent trustees' fees and expenses	364,448
Registration fees	460,708
Audit	76,951
Legal	103,911
Interest	3,099
Miscellaneous	160,692
Total expenses before reductions	190,093,519
Expense reductions	(109,447,886)
Total expenses after reductions		80,645,633
Net investment income (loss)		558,140,028
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $307)	2,726,032,554
Fidelity Central Funds	914
Other affiliated issuers	1,001,864,952
Foreign currency transactions	(681,253)
Futures contracts	21,313,330
Written options	401,341
Capital gain distributions from underlying funds:
Unaffiliated issuers	200,966,811
Affiliated issuers	485,185,785
Total net realized gain (loss)		4,435,084,434
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $15,095)	8,153,289,596
Fidelity Central Funds	(1,860)
Other affiliated issuers	2,995,754,728
Unfunded commitments	458,599
Assets and liabilities in foreign currencies	652,307
Futures contracts	(2,824,337)
Written options	107,225
Total change in net unrealized appreciation (depreciation)		11,147,436,258
Net gain (loss)		15,582,520,692
Net increase (decrease) in net assets resulting from operations		$16,140,660,720

 (a) See Note 1 and Note 12.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended May 31, 2021(a)	Year ended May 31, 2020(a)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$558,140,028	$453,924,654
Net realized gain (loss)	4,435,084,434	755,139,994
Change in net unrealized appreciation (depreciation)	11,147,436,258	1,822,878,765
Net increase (decrease) in net assets resulting from operations	16,140,660,720	3,031,943,413
Distributions to shareholders	(1,568,168,745)	(1,621,230,881)
Share transactions
Proceeds from sales of shares	7,520,866,873	5,134,133,462
Net asset value of shares issued in merger transaction (note 12)	18,520,637,551	–
Reinvestment of distributions	232,385,307	1,597,215,641
Cost of shares redeemed	(7,680,619,730)	(5,836,940,101)
Net increase (decrease) in net assets resulting from share transactions	18,593,270,001	894,409,002
Total increase (decrease) in net assets	33,165,761,976	2,305,121,534
Net Assets
Beginning of period	27,026,081,269	24,720,959,735
End of period	$60,191,843,245	$27,026,081,269
Other Information
Shares(b)
Sold	905,089,646	604,995,727
Issued in exchange for shares in merger transaction (note 12)	1,844,685,437	–
Issued in reinvestment of distributions	143,286,389	174,537,857
Redeemed	(1,009,622,141)	(675,441,771)
Net increase (decrease)	1,883,439,331	104,091,813

 (a) See Note 1 and Note 12.

 (b) As further described in Notes 1 and 12, amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the Predecessor Fund.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Strategic Advisers Large Cap Fund

Years ended May 31,	2021 A	2020 A	2019 A	2018 A	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$8.81	$8.33	$8.86	$8.34	$7.26
Income from Investment Operations
Net investment income (loss)B	.14	.15	.14	.12	.11
Net realized and unrealized gain (loss)	3.69	.88	.03	1.05	1.19
Total from investment operations	3.83	1.03	.17	1.17	1.30
Distributions from net investment income	(.15)	(.14)	(.14)	(.12)	(.09)
Distributions from net realized gain	(.34)	(.42)	(.56)	(.53)	(.13)
Total distributions	(.49)	(.55)C	(.70)	(.65)	(.22)
Net asset value, end of period	$12.15	$8.81	$8.33	$8.86	$8.34
Total ReturnD	44.55%	12.17%	2.41%	14.59%	18.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	.44%	.45%	.45%	.47%	.46%
Expenses net of fee waivers, if any	.19%	.20%	.20%	.21%	.21%
Expenses net of all reductions	.19%	.20%	.20%	.21%	.21%
Net investment income (loss)	1.29%	1.74%	1.65%	1.41%	1.40%
Supplemental Data
Net assets, end of period (000 omitted)	$60,191,843	$27,026,081	$24,720,960	$24,984,597	$23,157,908
Portfolio turnover rateG	74%H	90%	84%	98%	100%

 A As further described in Notes 1 and 12, per share amounts have been adjusted to reflect the impact of the change in capital structure associated with the merger that occurred on November 20, 2020. All financial information prior to the merger is that of the Predecessor Fund.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended May 31, 2021

1. Organization.

Strategic Advisers Large Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to certain managed account clients of Strategic Advisers LLC (Strategic Advisers), an affiliate of Fidelity Management & Research Company LLC (FMR).

Effective November 20, 2020, Strategic Advisers Core Fund ("Predecessor Fund") and two other funds were reorganized into the Fund. The Predecessor Fund was the accounting survivor in the reorganization, and, as such, the financial statements and financial highlights reflect the financial information of the Predecessor Fund through November 20, 2020 (see Note 12).

2. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of May 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Strategic Advisers Large Cap Fund	$810,539

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of May 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the underlying mutual funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, deferred Trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$27,129,693,751
Gross unrealized depreciation	(261,796,235)
Net unrealized appreciation (depreciation)	$26,867,897,516
Tax Cost	$33,517,780,351

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$801,019,118
Undistributed long-term capital gain	$2,510,346,790
Net unrealized appreciation (depreciation) on securities and other investments	$26,868,579,153

The tax character of distributions paid by the Fund during the period November 21, 2020 through May 31, 2021 was as follows:

Ordinary Income	$164,015,935
Long-term Capital Gains	80,778,325
Total	$244,794,260

The tax character of distributions paid by the Predecessor Fund was as follows:

	June 1, 2020 to November 20, 2020	June 1, 2019 to May 31, 2020
Ordinary Income	$440,638,473	$517,260,745
Long-term Capital Gains	882,736,012	1,103,970,136
Total	$1,323,374,485	$1,621,230,881

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity Risk
Futures Contracts	$21,313,330	$(2,824,337)
Written Options	401,341	107,225
Total Equity Risk	$21,714,671	$(2,717,112)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and securities acquired in the merger, are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Large Cap Fund	31,943,750,226	32,290,650,644

Unaffiliated Exchanges In-Kind. During the period, the Fund redeemed 19,946,276 shares of JPMorgan U.S. Large Cap Core Plus Fund Select Class in exchange for investments and cash with a value of $487,287,521. The net realized gain of $132,702,495 on Fund's redemptions of JPMorgan U.S. Large Cap Core Plus Fund Select Class is included in "Net Realized gain (loss) on Investment Securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized a net gain on the exchange for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. Beginning November 21, 2020, the management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month to the aggregate of the fee rates, payable monthly by the investment adviser, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. During the period November 21, 2020 through May 31, 2021, the total annualized management fee rate was .43% of the Fund's average net assets, and the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

During the period June 1, 2020 through November 20, 2020, the management fee was calculated by adding the annual management fee rate of .25% of the Predecessor Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Predecessor Fund's sub-advisers (not to exceed 1.00%). During the period June 1, 2020 through November 20, 2020, the total annualized management fee rate was .44% of the Predecessor Fund's average net assets, and the investment adviser waived a portion of its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P. (AB), Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, ClariVest Asset Management LLC, ClearBridge Investments, LLC, FIAM LLC (an affiliate of the investment adviser), Invesco Advisers, Inc., J.P. Morgan Investment Management, Inc., Loomis Sayles & Company, L.P., LSV Asset Management, PineBridge Investments LLC, Principal Global Investors, LLC and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid as described in the Management Fee note.

Geode Capital Management, LLC (Geode) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Geode has not been allocated any portion of the Fund's assets. Geode in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Strategic Advisers Large Cap Fund	$73,061

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note and are noted in the table below.

	Purchases ($)	Sales ($)
Strategic Advisers Large Cap Fund	212,146,716	430,166,728

6. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005% to .01%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Strategic Advisers Large Cap Fund	$35,279

8. Security Lending.

Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Strategic Advisers Large Cap Fund	$96,373,000.56%		$3,099

10. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2023. During the period November 21, 2020 through May 31, 2021, this waiver reduced the Fund's management fee by $73,193,599.

The investment adviser contractually waived the Predecessor Fund's management fee in an amount equal to .25% of the Predecessor Fund's average net assets. During the period June 1, 2020 through November 20, 2020, this waiver reduced the Predecessor Fund's management fee by $35,989,876.

In addition, the investment adviser has voluntarily agreed to waive a portion of the Fund's management fee payable to FIAM LLC during the period November 21, 2020 through May 31, 2021. This waiver reduced the Fund's management fee by $50,645.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset expenses. This amount totaled $211,314 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,452.

11. Other.

Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Funds do not invest in underlying mutual funds for the purpose of exercising management or control; however, investments by funds within their principal investment strategies may represent a significant portion of the underlying mutual fund's net assets. At the end of the period, certain Funds were the owners of record of 10% or more of the total outstanding shares of the following underlying mutual funds as shown below.

Fund	Strategic Advisers Large Cap Fund
Fidelity SAI U.S. Large Cap Index Fund	13%
Fidelity SAI U.S. Low Volatility Index Fund	18%
Fidelity SAI U.S. Quality Index Fund	12%

12. Merger Information.

On November 20, 2020, the Fund acquired all of the assets and assumed all of the liabilities of Strategic Advisers Growth Fund, Strategic Advisers Value Fund (Target Funds) and Strategic Advisers Core Fund (Predecessor Fund) pursuant to an Agreement and Plan of Reorganization approved by the Board of Trustees ("The Board"). The securities held by the Target Funds and Predecessor Fund were the primary assets acquired by the Fund. Each acquisition was accomplished by an exchange of shares of the Fund for shares then outstanding of each Target Fund and the Predecessor Fund at their respective net asset value on the acquisition date. The reorganization provides shareholders of each Target Fund and the Predecessor Fund access to a larger portfolio with a similar investment objective and lower projected expenses. As a result of this transaction the Predecessor Fund was determined to be the accounting survivor. As such, performance and financial history prior to the merger is that of the Predecessor Fund. Historical share transactions and per share information for the Predecessor Fund has been retroactively adjusted to reflect the change in capital structure due to the merger. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. For financial reporting purposes, the assets and liabilities of the Predecessor Fund and Target Funds and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund and Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred in connection with the reorganization were paid by the respective fund.

Predecessor and Target Funds	Securities $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Strategic Advisers Core Fund(a)	31,619,450,950	12,056,868,793	31,632,208,284	3,150,617,669	2.0769521912
Strategic Advisers Growth Fund	9,684,515,165	5,505,004,332	9,686,104,070	964,750,799	2.1295816733
Strategic Advisers Value Fund	8,821,520,451	2,357,297,576	8,833,529,481	879,834,633	1.7264342629

 (a) Predecessor Fund/Accounting survivor

Legal Acquiring Fund	Net assets $	Total net assets after the acquisition $
Strategic Advisers Large Cap Fund	1,004,000	50,152,845,835

Pro forma results of operations of the combined entity for the entire period ended May 31, 2021 as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date) are as follows:

Net investment income (loss)	$568,896,394
Total net realized gain (loss)	5,389,603,115
Total change in net unrealized appreciation (depreciation)	13,348,109,861
Net increase (decrease) in net assets resulting from operations	$19,306,609,370

Because the combined investment portfolios have been managed as a single portfolio since each acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund's accompanying Statement of Operations since November 20, 2020.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Large Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Advisers Large Cap Fund (one of the funds constituting Fidelity Rutland Square Trust II, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the five years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

July 26, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 12 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Robert A. Lawrence (1952)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

Charles S. Morrison (1960)

Year of Election or Appointment: 2020

Trustee

Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the U.S. Core Property Fund (and, previously, other funds) of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich previously was a founder, Chief Executive Officer, and Chairman of AEW Capital Management, L.P. (then “Aldrich, Eastman and Waltch, L.P.”). Mr. Aldrich also served as a Director of LivelyHood, Inc. (private corporation, 2013-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member Emeritus of the Board of Directors of the National Bureau of Economic Research and the Board of Trustees of the Museum of Fine Arts Boston.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women’s Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2018-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

Christine Marcks (1955)

Year of Election or Appointment: 2020

Trustee

Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President – Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption College (2019-present).

Heidi L. Steiger (1953)

Year of Election or Appointment: 2017

Trustee

Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and a member of the Board of Directors (2013-present) and member of the Membership and Executive Committee (2017-present) of Business Executives for National Security (nonprofit). Previously, Ms. Steiger served as a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ralph F. Cox (1932)

Year of Election or Appointment: 2020

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production, 1999-present). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as Trustee of other funds (2006-2020), a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum’s Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present). Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Christina H. Lee (1975)

Year of Election or Appointment: 2020

Secretary and Chief Legal Officer

Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee serves as Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments (2007-present). Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2020

Assistant Secretary

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2020

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2020 to May 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period-B December 1, 2020 to May 31, 2021
Strategic Advisers Large Cap Fund	.18%
Actual		$1,000.00	$1,191.90	$.98
Hypothetical-C		$1,000.00	$1,024.03	$.91

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Large Cap Fund voted to pay on July 12, 2021, to shareholders of record at the opening of business on July 9, 2021, a distribution of $0.624 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.05 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2021, $2,513,588,787, or, if subsequently determined to be different, the net capital gain of such year.

The Strategic Advisers Value Fund hereby designates as a capital gain dividend with respect to the taxable year ended November 20, 2020, $112,633,762, or, if subsequently determined to be different, the net capital gain of such year.

The Strategic Advisers Core Fund hereby designates as a capital gain dividend with respect to the taxable year ended November 20, 2020, $ 569,683,717, or, if subsequently determined to be different, the net capital gain of such year.

The Strategic Advisers Growth Fund hereby designates as a capital gain dividend with respect to the taxable year ended November 20, 2020, $ 604,973,291, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The Strategic Advisers Value Fund designates 77% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The Strategic Advisers Core Fund designates 77% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The Strategic Advisers Growth Fund designates 41% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Value Fund designates 87% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Core Fund designates 79% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Growth Fund designates 43% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Strategic Advisers Value Fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The Strategic Advisers Core Fund designates 2% of the dividend distributed during the fiscal year as a section 199A dividend.

The Strategic Advisers Growth Fund designates 1% of the dividend distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Large Cap Fund

In December 2020, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve (i) an amendment to lower the fee schedule in the existing sub-advisory agreement among Strategic Advisers LLC (Strategic Advisers), ClariVest Asset Management LLC (ClariVest), and Fidelity Rutland Square Trust II (Trust) on behalf of the fund (Amended ClariVest Sub-Advisory Agreement) and (ii) an amendment to lower the fee schedule in the existing sub-advisory agreement among Strategic Advisers, FIAM LLC (FIAM), and the Trust on behalf of the fund (Amended FIAM Sub-Advisory Agreement and, together with the Amended ClariVest Sub-Advisory Agreement, the Amended Sub-Advisory Agreements). The Board noted that the updated fee schedules in the Amended Sub-Advisory Agreements will result in the same of lower fees at all asset levels. The Board also noted that no other material contract terms are impacted by either of the Amended Sub-Advisory Agreements. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In considering whether to approve each Amended Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of each such agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the fees to be charged under each Amended Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve each Amended Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. In addition, individual Trustees did not necessarily attribute the same weight or importance to each factor.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also considered the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up, as well as the structures of the investment personnel compensation programs and whether such structures provide appropriate incentives to act in the best interests of the fund, at its June 2020 meeting. The Board considered the detailed information provided by Strategic Advisers, ClariVest and FIAM in the June 2020 annual contract renewal materials.

The Board noted that it had approved the existing sub-advisory agreements with ClariVest and FIAM at its June 2020 meeting and that neither of the Amended Sub-Advisory Agreements will result in any changes to: (i) the nature, extent and quality of the sub-advisory services provided; (ii) the investment process or strategies employed in the management of the fund's assets; or (iii) the day-to-day management of the fund or the persons primarily responsible for such management.

Investment Performance.  The Board did not consider performance to be a material factor in its decision to approve the Amended Sub-Advisory Agreements because the approval of the Amended Sub-Advisory Agreements will not result in any changes (i) to the fund's investment processes or strategies; or (ii) in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under each Amended Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.

The Board noted that neither of the Amended Sub-Advisory Agreements will result in changes to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its portion of the fund's management fee. The Board considered that each Amended Sub-Advisory Agreement is expected to result in a decrease in the total management fee rate of the fund. Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because each Amended Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability of the relationship with the fund to Strategic Advisers to be significant factors in its decision to approve each Amended Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, as well as information regarding potential fall-out benefits accruing to each sub-adviser, if any, as a result of its relationship with the fund, during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board considered Strategic Advisers' representation that it does not anticipate that the approval of either Amended Sub-Advisory Agreement will have a significant impact on the profitability of, or potential fall-out benefits to, Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's management contract, sub-advisory agreements, and sub-subadvisory agreements. The Board noted that the Amended ClariVest Sub-Advisory Agreement will continue to provide for breakpoints that have the potential to reduce sub-advisory fees paid to the sub-adviser as assets allocated to the sub-adviser grow. The Board also noted that it did not consider the possible realization of economies of scale to be a significant factor in its decision to approve the Amended Sub-Advisory Agreements because the fund will not bear any additional management fees or expenses under either Amended Sub-Advisory Agreement.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that each Amended Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that each Amended Sub-Advisory Agreement is in the best interests of the fund and its shareholders and should be approved. The Board also concluded that the sub-advisory fees to be charged under each Amended Sub-Advisory Agreement will be based on services provided that will be in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of each Amended Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. Strategic Advisers has established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions and (4) borrowings and other funding sources, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2019 through November 30, 2020. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

LGC-ANN-0721
1.9899746.100

Item 2.

Code of Ethics

As of the end of the period, May 31, 2021, Fidelity Rutland Square Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Heidi L. Steiger is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Steiger is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Tax-Sensitive Short Duration Fund (the “Funds”):

Services Billed by PwC

May 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$43,900	$4,100	$11,400	$10,000
Strategic Advisers Fidelity Emerging Markets Fund	$24,900	$2,500	$6,100	$6,200
Strategic Advisers Fidelity U.S. Total Stock Fund	$36,200	$3,600	$9,700	$8,800
Strategic Advisers Large Cap Fund	$33,400	$1,800	$15,100	$4,300
Strategic Advisers Short Duration Fund	$36,200	$3,500	$7,300	$8,700
Strategic Advisers Tax-Sensitive Short Duration Fund	$36,600	$3,500	$6,200	$8,500

May 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Fidelity Core Income Fund	$48,300	$3,700	$8,900	$8,800
Strategic Advisers Fidelity Emerging Markets Fund	$27,300	$2,200	$7,600	$5,100
Strategic Advisers Fidelity U.S. Total Stock Fund	$39,700	$3,500	$11,000	$8,400
Strategic Advisers Large Cap Fund	$-	$-	$-	$-
Strategic Advisers Short Duration Fund	$37,200	$3,500	$7,300	$8,300
Strategic Advisers Tax-Sensitive Short Duration Fund	$37,600	$3,400	$6,200	$8,100

A Amounts may reflect rounding.

B Strategic Advisers Large Cap Fund commenced operations on November 12, 2020.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Strategic Advisers, LLC (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	May 31, 2021A,B	May 31, 2020A,B
Audit-Related Fees	$9,015,700	$8,884,200
Tax Fees	$14,300	$17,700
All Other Fees	$-	$-

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Large Cap Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	May 31, 2021A,B	May 31, 2020A,B
PwC	$14,421,500	$14,321,400

A Amounts may reflect rounding

B May include amounts billed prior to the Strategic Advisers Large Cap Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and Strategic Advisers’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	July 27, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	July 27, 2021